UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-4984
AMERICAN BEACON FUNDS
(Exact name of registrant as specified in charter)
4151 Amon Carter Boulevard, MD 2450
Fort Worth, Texas 76155
(Address of principal executive offices)-(Zip code)
Gene L. Needles, Jr., PRESIDENT
4151 Amon Carter Boulevard, MD 2450
Fort Worth, Texas 76155
(Name and address of agent for service)
Registrant’s telephone number, including area code: (817) 391-6100
Date of fiscal year end: October 31, 2010
Date of reporting period: October 31, 2010

ITEM 1. REPORT TO STOCKHOLDERS.

GUIDANCE | VISION | EXPERIENCE

American Beacon FUNDS℠

Annual Report

October 31, 2010

LARGE CAP VALUE FUND

About American Beacon Advisors
          Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.
          Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.
Contents

President’s Message	1
Market and Performance Overview	2
Schedule of Investments	8
Additional Information	Back Cover

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2010

Fellow Shareholders,
          Throughout the past 12 months, one theme prevailed: investments placed with experienced, forward-thinking managers can still benefit. Opportunity abounds for those with the foresight to know how to capitalize on changing market conditions. It’s no coincidence that this theme also goes to the heart of the American Beacon Funds investment philosophy.
          It’s a philosophy that has served shareholders in the American Beacon Large Cap Value Fund well. For the 12 months ended October 31, 2010, the Fund (Institutional Class) generated a return of 15.68%. Please note that the recent growth rate in the stock market has helped to produce short-term increases that are not typical and may not continue in the future.
          While we keep a watchful eye on your investment in our funds, we also remain focused on seeking out new opportunities to help keep your financial goals on course. This is what guides the composition of American Beacon Funds’ product line-up. It is also what led to the addition of several new funds this past year: the American Beacon Zebra Large Cap and the Zebra Small Cap Equity Funds, which use a proprietary strategy to attempt to capture a unique source of equity return—the liquidity premium. We also recently added the American Beacon Evercore Small Cap Equity Fund, which relies on a fundamental bottom-up investment approach and is managed by the well-regarded Evercore Asset Management, LLC.
          Continuously searching for new ways to serve our fellow shareholders’ needs is our commitment to you, a commitment we summarize as: Oversight 360. Ours is a continuous commitment to cast a thoughtful and analytical eye over all the factors that influence our investments.
          We want to thank you for your continued investment in the American Beacon Funds. As you review the enclosed market overview, portfolio listings, and detailed financial data, please know that we remain dedicated to offering you both the level of superior service and knowledgeable investment management you’ve come to expect from us. To obtain further details about the American Beacon Funds family or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,
Gene L. Needles, Jr. President American Beacon Funds

Securities of these Funds may only be sold by offering each Funds’ Prospectus and Summary Prospectus. You should consider the investment objectives, risks, fees and expenses of any mutual fund carefully before investing. This and other information is available in each Funds’ Prospectus and Summary Prospectus which you may obtain at www.americanbeaconfunds.com or by calling 1-800-967-9009. Please read the Prospectus and Summary Prospectus carefully before investing. Distributed by Foreside Fund Services, LLC.
There is no guarantee that the Funds’ investment objective will be met. At times, certain securities held by the American Beacon Zebra Large Cap Equity and Small Cap Equity Funds may have limited marketability and may be difficult to sell. Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Because the American Beacon Evercore Small Cap Equity Fund is a focused portfolio of fewer companies, the increase or decrease of the value of a single stock may have a greater impact on the Fund’s NAV and total return when compared to other diversified funds.

1

Domestic Equity Market Overview
October 31, 2010 (Unaudited)

Extreme swings in investor sentiment and significant volatility in equity returns characterized the U.S. stock market’s performance during the past 12 months. Market returns were robust for the first several months of the year, only to be followed by a significant correction through the spring and summer months that was triggered by fears of a double-dip recession and concerns over the sovereign debt crisis in Europe. By August, many investors had seemingly grown despondent and sentiment towards equities reached extreme lows as the perceived safety of bonds drew increasing commitment.
          September’s history as the cruelest month combined with recession fears made equities look like dead money. A surprising thing happened on the way to the funeral, however, as equity markets rallied sharply for the month. They posted the best September return in 71 years and the third best return of any month over the past 10 years. An interesting aspect of the rally was the absence of any real catalyst.
          In the end, the S&P 500 returned 16.52% for 12 months ended October 31, 2010. Contributions to this performance were widespread, with most sectors finishing up in double digits.
Sector Results
          Consumer Discretionary, Industrials, Telecommunications and Materials stocks were among the strongest performers, while financials and energy were significant laggards. Continuing sluggishness in loan demand, a persistent stream of negative regulatory pronouncements out of Washington and the seemingly endless flow of mortgage problems tempered enthusiasm for the banking industry. Insurers were pressured by weak fixed income returns given the near zero interest rate environment, volatile returns in the equity market, and the specter of further delays in the recovery in real estate markets.
          The trend of Gross Domestic Product (“GDP”) growth slowed significantly throughout the year—from 5.0% in the fourth quarter of 2009 to 1.7% in the second quarter of 2010. Subpar growth persisted into the third quarter of 2010 as well.
Consumer Spending
          With growth at such a sluggish pace, consumer spending remained weak especially in light of deferred hiring by employers. Given these conditions, there is little reason to expect a resumption of normal economic growth until employment can show meaningful improvement. More and more, the strong GDP growth in the fourth quarter of 2009 and the first quarter of 2010 is looking like an inventory driven anomaly.
          Absent the change in inventories, real final sales grew at less than 1.5% over the past four quarters. This was extraordinarily weak for the first 12 months out of a severe recession. However, profit growth has been exceptional as businesses restrained their spending. Margins at many companies were at or above prior peaks. Corporate balance sheets were also very strong, as cash balances grew due to the reluctance to make large capital expenditures.
          Yet, jobs still hold the key to recovery. Job statistics have not been encouraging. Without significant growth in employment, consumer and business spending is likely to remain sluggish and the recovery in housing will be pushed farther into the future.
Limited Economic Stimulus
          Policymakers in Washington have made a concerted effort to jumpstart the economy, but the results have been limited at best. Now, the government is running out of ammunition as more than two-thirds of the fiscal stimulus budget has been spent and the Federal Reserve has already slashed interest rates to the bone. At the state and local government level, employment was maintained with Federal stimulus money in 2010, but the projected new political mix in Congress next year is not expected to continue that support. Our sub-advisors anticipate retrenchment in state and municipal employment and spending to be a headwind for the economy in the coming year.
          As for the overall market, it is inexpensive but it remains subject to economic uncertainty. The unemployment/underemployment figures are the highest since the 1930s and the Federal Reserve has

2

Domestic Equity Market Overview
October 31, 2010 (Unaudited)

pushed short-term rates to zero without much to show for it. This implies a very fragile economic environment with a minimal cushion.
          Meanwhile, bonds seem to be making a case for stocks. The monetary policies of the Federal Reserve appear to be designed to move investors into riskier alternatives, such as equities, by keeping bond interest rates at record lows. As investor interest returns to domestic stocks, our managers see a number of positives. As mentioned earlier, corporate balance sheets are quite strong and many companies are positioned to return significant amounts of cash to shareholders, both in the form of share repurchases and (most importantly) increased dividends. Many stocks have a dividend yield which exceeds the interest rate of 10-year Treasury bonds and yet still have the potential to grow returns further through both earnings and dividend growth. Also, most financial stocks are not currently paying any dividends. As we mentioned earlier, many of these financial companies are building significant amounts of excess capital which is likely to be used to restore dividend yields.
          Also encouraging is that aggressive cost-cutting during the recession formed lean businesses with tremendous operating leverage. As revenue growth has resurfaced—in fact, some 90% of companies saw revenue gains in the third quarter of 2010—it has created an earnings tailwind. Profit margins on incremental revenue have been more than three times profit margins on base revenue. This is providing the overall market with remarkable operating leverage.
          Our managers continue to find compelling valuation opportunities given that the market remains nearly 20% below its 2007 peak. Though less extraordinary than they were in early 2009, these valuation opportunities remain attractive, particularly relative to fixed income alternatives. There appear to be fewer valuation spreads at the sector level, but many at the stock level, making it more of a stock-picker’s market than a cyclical one. This is a prime environment for active equity managers in search of bottom-up valuation opportunities.

3

Performance Overview
American Beacon Large Cap Value FundSM
October 31, 2010 (Unaudited)

          The Institutional Class of the Large Cap Value Fund returned 15.68% for the twelve months ended October 31, 2010. The Fund underperformed the Russell 1000® Value Index (the “Index”) return of 15.71% but outperformed the Lipper Large-Cap Value Funds Index return of 13.06%.
Comparison of Change in Value of a $10,000 Investment
for the Period from 10/31/00 through 10/31/10

				Value of
	Annualized Total Returns			$10,000
	Periods Ended 10/31/10			10/31/00-
	1 Year	5 Years	10 Years	10/31/10
Institutional Class (1,8)	15.68%	1.18%	5.00%	$16,285
Y Class (1,2,8)	15.50%	1.15%	4.98%	16,259
Investor Class (1,8)	15.27%	0.90%	4.70%	15,834
Advisor Class (1,3,8)	15.14%	0.69%	4.58%	15,651
Retirement Class (1,4,8)	14.78%	0.59%	4.53%	15,572
A Class with sales charge (1,5,8)	8.62%	-0.29%	4.08%	14,923
A Class without sales charge (1,5,8)	15.27%	0.90%	4.70%	15,834
C Class with sales charge (1,6,8)	14.08%	0.86%	4.69%	15,807
C Class without sales charge (1,6,8)	15.08%	0.86%	4.69%	15,807
AMR Class (1,8)	16.04%	1.45%	5.27%	16,708
Lipper Large-Cap Value Funds Index (7)	13.06%	0.95%	1.16%	11,223
Russell 1000 Value Index (7)	15.71%	0.62%	2.64%	12,982

1.	Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2.	Fund performance for the five-year and ten-year periods represents the total returns achieved by the Institutional Class from 10/31/00 up to 8/3/09, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/00.

3.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/00 up to 5/31/05, the inception date of the Advisor Class, and the returns of the Advisor Class since its inception. Expenses of the Advisor Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the Advisor Class been in existence since 10/31/00. A portion of the fees charged to the Advisor Class of the Fund was waived in 2005. Performance prior to waiving fees was lower than the actual returns shown for 2005.

4.	Fund performance for the five-year and ten-year periods represents the total returns achieved by the Investor Class from 10/31/00 through 5/31/05 and the Advisor Class from 6/1/05 up to 5/1/09, the inception date of the Retirement Class, and the returns of the Retirement Class since its inception. Expenses of the Retirement Class are higher than those of the Advisor and Investor Classes. As a result, total returns shown may be higher than they would have been had the Retirement Class been in existence since 10/31/00.

5.	Fund performance for the one-year, five-year, and ten-year periods represents the total returns achieved by the Investor Class from 10/31/00 through 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/00. A Class shares have a maximum sales charge of 5.75%.

6.	Fund performance for the one-year, five-year, and ten-year periods represents the total returns achieved by the Investor Class from 10/31/00 through 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/00. C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.

7.	The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 1000 Value Index is a registered trademark of the Frank Russell Company. The Lipper Large-Cap Value Funds Index tracks the results of the 30 largest

4

Performance Overview
American Beacon Large Cap Value FundSM
October 31, 2010 (Unaudited)

mutual funds in the Lipper Large-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

8.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, Retirement, A, C, and AMR Class shares was 0.62%, 0.69%, 0.94%, 1.13%, 1.34%, 1.12%, 1.87% and 0.37%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
          Prior to the deduction of expenses, the Fund slightly outperformed the Index. However, the Fund did not generate enough excess performance to offset its expenses. Gross of Fund expenses, the Fund added value entirely through sector allocation, as stock selection detracted from performance.
          From a stock selection standpoint, the Fund’s holdings in the Financials and Energy sectors detracted the most value relative to the Index. Companies in the Financials sector that had the greatest impact on the Fund’s underperformance were Mitsubishi UFJ Financial Group (down 10.0%), XL Capital (down 1.1%) and Charles Schwab (down 10.4%). In the Energy sector, BP (down 34.3%) and Weatherford International (down 4.1%) were the largest detractors. Good stock selection in the Industrials sector where Honeywell International (up 36.2%), PACCAR (up 24.1%), and 3M (up 17.1%) were the largest contributors, added value relative to the Index but not enough to offset the negative impact of the aforementioned sectors.
          Underweight positions in Energy and Financials, the two worst performing sectors in the Index, added value through sector allocation. This was somewhat offset by an underweight in the Utilities sector which detracted relative value from the Fund’s performance.
          The sub-advisors continue to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.
Top Ten Holdings

% of
Net Assets
ConocoPhillips	3.2%
International Business Machines Corp.	3.2%
JPMorgan Chase & Co.	2.8%
Vodafone Group plc	2.1%
Bank of America Corp.	1.9%
Pfizer, Inc	1.7%
Hewlett-Packard Co.	1.6%
Wells Fargo & Co.	1.6%
Microsoft Corp.	1.5%
Diageo plc	1.5%
Sector Allocation

% of
Equities
Financials	20.0%
Information Technology	16.6%
Industrials	11.5%
Health Care	11.2%
Energy	10.4%
Consumer Staples	9.3%
Consumer Discretionary	8.9%
Telecommunication Services	4.2%
Utilities	4.1%
Materials	3.8%

5

Fund Expenses
American Beacon Large Cap Value FundSM
October 31, 2010 (Unaudited)

Fund Expense Example
          As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
          The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2010 through October 31, 2010.
Actual Expenses
          The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.
Hypothetical Example for Comparison Purposes
          The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return) . You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.
          You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period*
	5/1/10	10/31/10	5/1/10-10/31/10
Institutional Class
Actual	$1,000.00	$993.57	$2.91
Hypothetical#	$1,000.00	$1,022.28	$2.96
Y Class
Actual	$1,000.00	$992.49	$3.52
Hypothetical#	$1,000.00	$1,021.68	$3.57
Investor Class
Actual	$1,000.00	$991.55	$4.82
Hypothetical#	$1,000.00	$1,020.37	$4.89
Advisor Class
Actual	$1,000.00	$990.92	$5.47
Hypothetical#	$1,000.00	$1,019.71	$5.55
Retirement Class
Actual	$1,000.00	$989.15	$6.87
Hypothetical#	$1,000.00	$1,018.30	$6.97
A Class**
Actual	$1,000.00	$1,040.17	$4.95
Hypothetical#	$1,000.00	$1,019.86	$4.93
C Class**
Actual	$1,000.00	$1,087.20	$3.21
Hypothetical#	$1,000.00	$1,015.78	$3.14
AMR Class
Actual	$1,000.00	$994.59	$1.66
Hypothetical#	$1,000.00	$1,023.54	$1.68

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.58%, 0.70%, 0.96%, 1.09%, 1.37%, 0.33%, 1.06% and 1.87% for the Institutional, Y, Investor, Advisor, Retirement, AMR, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half year period.

#	5% return before expenses.

**	Beginning account value is the inception date of 5/17/10 and 9/1/10, for the A and C Classes, respectively. Expenses are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the period (168) and (61), respectively by days in the year (365).

6

American Beacon Large Cap Value FundSM
Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
American Beacon Large Cap Value Fund:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Beacon Large Cap Value Fund (one of the funds constituting the American Beacon Funds) (collectively, the “Fund”), as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes of net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon Large Cap Value Fund at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Dallas, Texas
December 23, 2010

7

American Beacon Large Cap Value FundSM
Schedule of Investments
October 31, 2010

	Shares	Value
		($000)
COMMON STOCK — 94.76%
CONSUMER DISCRETIONARY — 8.39%
Auto Components — 0.14%
Johnson Controls, Inc.	321,500	11,291

Automobiles — 0.34%
Toyota Motor Corp.*	393,300	27,854

Hotels, Restaurants & Leisure — 1.49%
Carnival Corp.	1,159,300	50,047
McDonald’s Corp.	440,900	34,289
Wyndham Worldwide Corp.	1,318,480	37,906

		122,242

Media — 1.66%
CBS Corp.	1,383,700	23,426
Comcast Corp.	897,600	17,351
Interpublic Group of Cos., Inc.†	926,500	9,589
Time Warner Cable, Inc.	173,000	10,012
Time Warner, Inc.	1,944,000	63,199
Warner Music Group Corp.†	2,322,000	12,074

		135,651

Multiline Retail — 1.70%
J.C. Penney Company, Inc.	1,900,700	59,264
Nordstrom, Inc.	243,680	9,384
Target Corp.	539,700	28,032
Wal-Mart Stores, Inc.	786,960	42,630

		139,310

Specialty Retail — 2.26%
Abercrombie & Fitch Co.	865,430	37,092
Gap, Inc.	3,535,200	67,204
Limited Brands, Inc.	130,200	3,827
The Home Depot, Inc.	2,507,467	77,430

		185,553

Textiles & Apparel — 0.80%
Polo Ralph Lauren Corp.	681,000	65,975

Total Consumer Discretionary		687,876

CONSUMER STAPLES — 8.83%
Beverages — 2.15%
Coca-Cola Co.	430,400	26,392
Diageo plc*	1,689,400	125,016
PepsiCo, Inc.	378,300	24,703

		176,111

Food & Drug Retailing — 1.31%
CVS Caremark Corp.	1,206,000	36,325
Safeway, Inc.	2,322,500	53,185
Sysco Corp.	599,140	17,651

		107,161

Food Products — 2.74%
ConAgra Foods, Inc.	2,600,000	58,474
H.J. Heinz Co.	1,166,000	57,262
Hershey Co.	1,200,000	59,388
Kraft Foods, Inc.	152,000	4,905
Unilever N.V.	1,500,000	44,535

		224,564

	Shares	Value
		($000)
Tobacco — 2.63%
Altria Group, Inc.	1,407,600	35,781
Imperial Tobacco Group plc*	1,180,300	75,539
Lorillard, Inc.	58,600	5,001
Philip Morris International, Inc.	1,698,700	99,374

		215,695

Total Consumer Staples		723,531

ENERGY — 9.88%
Energy Equipment & Services — 0.94%
Transocean Ltd.†	611,800	38,764
Weatherford International Ltd.†	2,300,000	38,663

		77,427

Oil & Gas — 8.94%
BP plc	1,230,500	50,241
Chevron Corp.	877,862	72,520
ConocoPhillips	4,400,696	261,402
Exxon Mobil Corp.	903,100	60,029
Hess Corp.	1,020,000	64,291
Marathon Oil Corp.	357,000	12,698
Occidental Petroleum Corp.	830,300	65,286
QEP Resources, Inc.	1,006,000	33,228
Royal Dutch Shell plc*	630,500	40,554
Spectra Energy Corp.	3,016,500	71,702

		731,951

Total Energy		809,378

FINANCIALS — 18.93%
Banks — 7.56%
Allied Irish Banks plc†	96,000	7,164
Banco Santander S.A.*	4,974,000	63,717
Bank of America Corp.	13,558,090	155,106
Bank of New York Mellon Corp.	863,200	21,632
East West Bancorp, Inc.	2,224,982	39,226
KeyCorp.	870,174	7,127
M&T Bank Corp.	590,000	44,103
PNC Financial Services Group, Inc.	2,081,349	112,185
SunTrust Banks, Inc.	201,200	5,034
Wells Fargo & Co.	4,923,058	128,393
Zions Bancorporation	1,728,000	35,700

		619,387

Diversified Financials — 7.52%
American Express Co.	1,802,500	74,732
Capital One Financial Corp.	1,328,500	49,513
Charles Schwab Corp.	1,600,000	24,640
Citigroup, Inc.†	13,709,268	57,168
Goldman Sachs Group, Inc.	213,800	34,411
JPMorgan Chase & Co.	6,076,198	228,647
Mitsubishi UFJ Financial Group, Inc.*	8,256,000	38,473
Morgan Stanley Dean Witter & Co.	1,810,500	45,027
SLM Corp.†	2,611,200	31,073
State Street Corp.	787,500	32,886

		616,570

Insurance — 3.24%
ACE Ltd.	550,200	32,693
Allstate Corp.	727,300	22,175
Genworth Financial, Inc.†	1,180,200	13,383
See accompanying notes

8

American Beacon Large Cap Value FundSM
Schedule of Investments
October 31, 2010

	Shares	Value
		($000)
Hartford Financial Services Group, Inc.	1,423,550	34,137
Lincoln National Corp.	1,155,200	28,279
MetLife, Inc.	1,411,059	56,909
Prudential Financial, Inc.	154,000	8,097
Travelers Cos., Inc.	495,800	27,368
XL Group plc	2,018,100	42,683

		265,724

Real Estate — 0.61%
Annaly Capital Management, Inc.‡	2,833,200	50,176

Total Financials		1,551,857

HEALTH CARE — 10.66%
Biotechnology — 0.31%
Amgen, Inc.†	440,000	25,164

Health Care Equipment & Supplies — 2.43%
Baxter International, Inc.	2,343,400	119,279
Covidien PLC	304,500	12,140
Hospira, Inc.†	1,143,000	67,986

		199,405

Health Care Providers & Services — 1.49%
Cardinal Health, Inc.	1,413,000	49,016
CIGNA Corp.	1,143,100	40,226
WellPoint, Inc.†	606,800	32,974

		122,216

Pharmaceuticals — 6.43%
Abbott Laboratories	1,106,000	56,760
Bristol-Myers Squibb Co.	3,577,400	96,232
Eli Lilly & Co.	1,789,400	62,987
Johnson & Johnson	1,264,300	80,498
Merck & Co., Inc.	2,610,599	94,713
Pfizer, Inc.	7,785,849	135,473

		526,663

Total Health Care		873,448

INDUSTRIALS — 10.90%
Aerospace & Defense — 3.66%
Boeing Co.	1,384,700	97,816
Lockheed Martin Corp.	374,400	26,691
Northrop Grumman Corp.	1,371,400	86,686
Raytheon Co.	1,917,800	88,372

		299,565

Air Freight & Couriers — 0.20%
FedEx Corp.	186,700	16,377

Commercial Services & Supplies — 0.46%
RR Donnelley & Sons Co.	2,028,910	37,433

Construction & Engineering — 0.31%
Shaw Group, Inc.†	834,715	25,509

Electrical Equipment — 0.01%
Molex, Inc. — Class A	64,490	1,101

Industrial Conglomerates — 2.65%
3M Co.	387,400	32,627
General Electric Co.	5,053,900	80,963
Honeywell International, Inc.	1,917,025	90,311

	Shares	Value
		($000)
Tyco International Ltd.	355,400	13,605

		217,506

Machinery — 3.61%
Cummins, Inc.	104,300	9,189
Deere & Co.	1,039,000	79,795
Eaton Corp.	181,500	16,123
Illinois Tool Works, Inc.	739,400	33,791
ITT Industries, Inc.	997,400	47,067
PACCAR, Inc.	1,052,330	53,942
SPX Corp.	834,000	55,928

		295,835

Total Industrials		893,326

INFORMATION TECHNOLOGY — 15.69%
Communications Equipment — 0.43%
Cisco Systems, Inc.†	1,549,700	35,380

Computers & Peripherals — 7.09%
Apple Computer, Inc.†	349,000	105,004
EMC Corp.†	4,000,000	84,040
Hewlett-Packard Co.	3,134,900	131,854
International Business Machines Corp.	1,806,400	259,399

		580,297

Electronic Equipment & Instruments — 0.41%
Avnet, Inc.†	560,800	16,701
Tyco Electronics Ltd.	544,200	17,240

		33,941

Internet Software & Services — 1.21%
eBay, Inc.†	2,447,000	72,945
Xerox Corp.	2,227,800	26,065

		99,010

IT Consulting & Services — 0.06%
Accenture plc	113,400	5,070

Semiconductor Equipment & Products — 2.54%
ASML Holding N.V.	341,550	11,336
Intel Corp.	5,004,700	100,445
Micron Technology, Inc.†	1,964,600	16,247
Texas Instruments, Inc.	2,720,300	80,439

		208,467

Software — 3.95%
CA, Inc.	1,503,903	34,906
Intuit, Inc.†	1,422,000	68,256
Microsoft Corp.	4,750,400	126,550
Oracle Corp.	3,199,600	94,068

		323,780

Total Information Technology		1,285,945

MATERIALS — 3.63%
Chemicals — 2.48%
Air Products & Chemicals, Inc.	337,700	28,694
Celanese Corp.	10,200	364
Dow Chemical Co.	2,913,000	89,808
E. I. du Pont de Nemours & Co.	1,470,600	69,530
PPG Industries, Inc.	186,700	14,320

		202,716

Metals & Mining — 0.73%
Cliffs Natural Resources, Inc.	551,300	35,945
See accompanying notes

9

American Beacon Large Cap Value FundSM
Schedule of Investments
October 31, 2010

	Shares	Value
		($000)
Newmont Mining Corp.	389,000	23,678

		59,623

Paper & Forest Products — 0.42%
International Paper Co.	1,376,500	34,798

Total Materials		297,137

TELECOMMUNICATION SERVICES — 3.93%
Diversified Telecommunication Services — 1.78%
AT&T, Inc.	2,781,452	79,272
Nokia Corp.*	4,161,700	44,447
Verizon Communications, Inc.	694,986	22,566

		146,285

Wireless Telecommunication Services — 2.15%
Vodafone Group plc*	6,398,200	176,014

Total Telecommunication Services		322,299

UTILITIES — 3.92%
Electric Utilities — 3.71%
CenterPoint Energy, Inc.	2,553,000	42,278
Dominion Resources, Inc.	2,691,640	116,978
Edison International	405,100	14,948
Entergy Corp.	498,500	37,153
Exelon Corp.	703,400	28,713
NextEra Energy, Inc.	1,160,700	63,885

		303,955

Multi-Utilities — 0.21%
Questar Corp.	1,006,000	17,072

Total Utilities		321,027

Total Common Stock (Cost $7,449,759)		7,765,824

SHORT-TERM INVESTMENTS — 4.41%
American Beacon U.S. Government Money Market Select Fund §	60,000,000	60,000
JPMorgan U.S. Government Money Market Fund	301,599,122	301,599

Total Short-Term Investments (Cost $361,599)		361,599

TOTAL INVESTMENTS — 99.17% (Cost $7,811,358)		8,127,423
OTHER ASSETS, NET OF LIABILITIES — 0.83%		68,318

TOTAL NET ASSETS — 100.00%		$8,195,741

*	ADR — American Depository Receipt

†	Non-income producing security.

‡	REIT

§	The Fund is affiliated by having the same investment advisor.
Percentages are stated as a percent of net assets.
Futures Contracts
(dollars in thousands)

				Unrealized
	Number of			Appreciation/
	Contracts	Expiration Date	Value	(Depreciation)
S&P 500 Mini E Index Future	6,633	September, 2010	$391,248	$20,282

			$391,248	$20,282

See accompanying notes

10

American Beacon Large Cap Value FundSM
Statement of Assets and Liabilities
October 31, 2010 (in thousands, except share and per share amounts)

Assets:
Investments in unaffiliated securities, at value A	$8,067,423
Investments in affiliated securities, at value B	60,000
Deposit with brokers for futures contracts	29,506
Receivable for investments sold	69,512
Dividends and interest receivable	10,358
Receivable for fund shares sold	9,952
Receivable for tax reclaims	95
Receivable for variation margin on open futures contracts	134
Prepaid expenses	287

Total assets	8,247,267

Liabilities:
Payable for investments purchased	36,988
Payable for fund shares redeemed	4,971
Management and investment advisory fees payable (Note 2)	5,201
Administrative service and service fees payable (Note 2)	3,114
Other liabilities	1,252

Total liabilities	51,526

Net assets	$8,195,741

Analysis of Net Assets:
Paid-in-capital	9,829,602
Undistributed net investment income	86,896
Accumulated net realized loss	(2,057,103)
Unrealized appreciation of investments and futures contracts	336,346

Net assets	$8,195,741

Shares outstanding (no par value):
Institutional Class	181,355,401

Y Class	114,796

Investor Class	235,108,660

Advisor Class	7,332,543

Retirement Class	124

A Class	46,235

C Class	2,166

AMR Class	30,383,566

Net asset value, offering and redemption price per share:
Institutional Class	$18 .56

Y Class	$18 .49

Investor Class	$17 .61

Advisor Class	$17 .47

Retirement Class	$17 .32

A Class (Net asset value only)	$17 .61

A Class (Offering and redemption price)	$18 .68

C Class	$17 .58

AMR Class	$18 .37

A	Cost of investments in unaffiliated securities	$7,751,358

B	Cost of investments in affiliated securities	$60,000
See accompanying notes

11

American Beacon Large Cap Value FundSM
Statement of Operations
Year Ended October 31, 2010 (in thousands)

Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes)*	$174,442
Dividend income from affiliated securities	65
Interest income	28

Total investment income	174,535

Expenses:
Management and investment advisory fees (Note 2)	17,873
Administrative service fees (Note 2):
Institutional Class	8,116
Y Class	4
Investor Class	12,421
Advisor Class	380
AMR Class	274
Transfer agent fees:
Institutional Class	146
Investor Class	268
Advisor Class	15
AMR Class	29
Custody and fund accounting fees	1,025
Professional fees	393
Registration fees and expenses	169
Service fees (Note 2):
Y Class	1
Investor Class	15,279
Advisor Class	316
Distribution fees (Note 2):
Advisor Class	316
Prospectus and shareholder reports	860
Trustee fees	530
Other expenses	571

Total expenses	58,986

Net investment income	115,549

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) from:
Investments	(76,879)
Commission recapture (Note 1)	188
Futures contracts	14,382
Change in net unrealized appreciation or depreciation of:
Investments	967,842
Futures contracts	25,156

Net gain on investments	930,689

Net increase in net assets resulting from operations	$1,046,238

* Foreign taxes	$1,208
See accompanying notes

12

American Beacon Large Cap Value FundSM
Statement of Changes of Net Assets (in thousands)

	Year Ended	Year Ended
	October 31,	October 31,
	2010	2009

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$115,549	$125,394
Net realized loss on investments and futures contracts	(62,309)	(825,817)
Change in net unrealized appreciation of investments and futures contracts	992,998	1,366,171

Net increase in net assets resulting from operations	1,046,238	665,748

Distributions to Shareholders:
Net investment income:
Institutional Class	(40,440)	(57,494)
Y Class	(15)	—
Investor Class	(61,616)	(96,586)
Advisor Class	(1,747)	(2,701)
AMR Class	(10,649)	(15,992)

Net distributions to shareholders	(114,467)	(172,773)

Capital Share Transactions:
Proceeds from sales of shares	2,598,273	1,578,918
Reinvestment of dividends and distributions	109,446	164,886
Cost of shares redeemed	(2,099,289)	(1,810,886)

Net increase (decrease) in net assets from capital share transactions	608,430	(67,082)

Net increase in net assets	1,540,201	425,893

Net Assets:
Beginning of period	6,655,540	6,229,647

End of Period *	$8,195,741	$6,655,540

*Includes undistributed net investment income of	$86,896	$85,814

See accompanying notes

13

American Beacon Large Cap Value FundSM
Notes to Financial Statements
October 31, 2010

1. Organization and Significant Accounting Policies
          American Beacon Funds (the “Trust”), which is comprised of 19 Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Large Cap Value Fund (the “Fund”), a series of the Trust.
          American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.
Class Disclosure
          The inception dates of the A and C Classes are May 17 and September 1, 2010, respectively.
          The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000

Y Class	Investors making an initial investment of $100,000

Investor Class	General public and investors investing through an intermediary

Advisor Class	Investors investing through an intermediary

Retirement Class	Investors investing through an intermediary

AMR Class	Investors in the tax-exempt retirement and benefit plans of AMR Corporation and its affiliates

A Class	General public and investors investing through an intermediary with applicable sales charges

C Class	General public and investors investing through an intermediary with applicable sales charges
          Administrative service fees, service fees and distribution fees vary amongst the classes as described more fully in footnote 2.
Security Valuation
          Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.
          Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The prices of debt securities may be determined using quotes obtained from brokers.
          Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.
          Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

14

American Beacon Large Cap Value FundSM
Notes to Financial Statements
October 31, 2010

Valuation Inputs
          Various inputs may be used to determine the value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	—	Quoted prices in active markets for identical securities.

Level 2	—	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	—	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.
          The Fund’s investments are summarized by level based on the inputs used to determine their values. During the period there were no significant transfers between levels. As of October 31, 2010, the Fund’s investments were classified as follows: (in thousands)

	Level 1	Level 2	Level 3	Total
Common Stock	$7,765,824	$—	$—	$7,765,824
Short Term Investments	361,599	—	—	361,599

Total Investments in Securities	$8,127,423	$—	$—	$8,127,423

Futures Contracts	$20,282	—	—	$20,282
Security Transactions and Investment Income
          Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.
          Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.
Futures Contracts
          Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.
          Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The Fund reflects this amount on the Statement of Assets and Liabilities as deposit with broker for futures contracts. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and

15

American Beacon Large Cap Value FundSM
Notes to Financial Statements
October 31, 2010

losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.
Values of Derivative Instruments not accounted for as hedging instruments as of October 31, 2010 (in thousands)

Statement of Assets and Liabilities	Asset Derivatives	Total
Unrealized appreciation of investments, futures contracts, and foreign currency	Equity Contracts*	$20,282
Effect of derivative instruments not accounted for as hedging instruments during the year ended October 31, 2010 (in thousands)

Statement of Operations	Derivative	Total
Net realized gain (loss) from futures contracts	Equity Contracts	$14,382
Change in net unrealized appreciation or depreciation of futures contracts	Equity Contracts	$25,156

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
Dividends to Shareholders
          Dividends from net investment income of the Fund normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.
Commission Recapture
          The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains, and Losses
          Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Use of Estimates
          The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.
Other
          Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

16

American Beacon Large Cap Value FundSM
Notes to Financial Statements
October 31, 2010

2. Transactions with Affiliates
Management Agreement
          The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. Investment assets of the Fund are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manager to unaffiliated investment advisors hired by the Manager to direct investment activities of the Fund. Management fees paid during the year ended October 31, 2010 were as follows (dollars in thousands):

		Amounts paid to	Net Amounts
Management	Management	Investment	Retained by
Fee Rate	Fee	Advisors	Manager
0.175%-0.65%	$17,873	$14,113	$3,760
Administrative Services Agreement
          The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, Advisor and Retirement Classes of the Fund, 0.40% of the average daily net assets of the A and C Classes of the Fund, and 0.05% of the average daily net assets of the AMR Class of the Fund. Administrative Service fees for the Retirement, A, and C Classes for the period ended October 31, 2010 were less than $500.
Distribution Plans
          The Fund, except for the Advisor, Retirement, A, and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.
          Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, Retirement, A, and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes, 0.50% of the average daily net assets of the Retirement Class, and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance. Distribution fees for the Retirement, A, and C Classes for the period ended October 31, 2010 were less than $500.
Service Plans
          The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, Advisor, Retirement, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of Y Class, 0.15% of the average daily net assets of the A and C Classes, 0.25% of the average daily net assets of the Advisor and Retirement Classes and up to 0.375% of the average daily net assets of the Investor Class of the

17

American Beacon Large Cap Value FundSM
Notes to Financial Statements
October 31, 2010

Fund. Service fees for the Retirement, A, and C Classes for the period ended October 31, 2010 were less than $500.
Investment in Affiliated Funds
          The Fund may invest in the American Beacon Money Market Select Fund (the “MM Select Fund”) and the American Beacon US Government Money Market Select Fund (the “USG Select Fund”), (collectively the “Select Funds”). The Select Funds and the Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Select Funds and receives from the Select Funds an annualized fee of 0.09% of its average daily net assets of the Select Funds. During the year ended October 31, 2010, the Manager earned fees from the Select Funds totaling $57,671 on the Fund’s direct investment in the Select Funds.
Interfund Lending Program
          Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. During the year ended October 31, 2010, the Fund did not utilize the credit facility.
Expense Reimbursement Plan
          The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’s average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. During the year ended October 31, 2010, the C Class waived $8. A liability has not been booked as the Manager does not intend to seek repayment of this waiver.
3. Federal Income and Excise Taxes
          It is the policy of the Fund to qualify as a regulated investment company, by complying with all applicable provisions of the Code, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes each Fund is treated as a single entity for the purpose of determining such qualifications.
          The Fund does not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.
          Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.
          The tax character of distributions paid during the fiscal years ended October 31, 2010 and October 31, 2009 were as follows (in thousands):

18

American Beacon Large Cap Value FundSM
Notes to Financial Statements
October 31, 2010

	Year Ended	Year Ended
	October 31,	October 31,
	2010	2009
Distributions paid from:
Ordinary income*
Institutional Class	$40,440	$57,494
Y Class	15	—
Investor Class	61,616	96,586
Advisor Class	1,747	2,701
AMR Class	10,649	15,992

Total distributions paid	$114,467	$172,773

*	For tax purposes, short-term capital gains are considered ordinary income distributions.
          As of October 31, 2010, the components of distributable earnings (deficit) on a tax basis were as follows (in thousands):

Cost basis of investments for federal income tax purposes	$8,076,661

Unrealized appreciation	1,002,212
Unrealized depreciation	(951,450)

Net unrealized appreciation/(depreciation)	50,762

Undistributed ordinary income	86,895
Accumulated long-term gain/(loss)	(1,791,840)
Other temporary differences	20,322

Distributable earnings/(deficit)	$(1,633,861)

          Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales and the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments.
          Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.
          Accordingly, the following amounts represent current year permanent differences derived from Section 732 basis adjustments that have been reclassified as of October 31, 2010 (in thousands):

Paid-in-capital	$6
Undistributed net investment income	—
Accumulated net realized gain (loss)	(5)
Unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(1)
          At October 31, 2010 the capital loss carry forward positions for federal income tax purposes were $1,044,692, $684,423, and $42,443 expiring in 2016, 2017, and 2018 respectively. (in thousands)
4. Investment Transactions
          The aggregate cost of purchases and proceeds from sales of investments other than short-term obligations for the year ended October 31, 2010 were (in thousands) $2,459,149 and $1,998,023, respectively.
          A summary of the Fund’s direct ownership and transactions in the Select Funds for the year ended October 31, 2010 is set forth below (in thousands):

19

American Beacon Large Cap Value FundSM
Notes to Financial Statements
October 31, 2010

	October 31, 2009			October 31, 2010
Affiliate	Shares/Market Value	Purchases	Sales	Shares/Market Value
USG Select Fund	$60,000	$10,000	$10,000	$60,000
5. Capital Share Transactions
          The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):
Year Ended October 31, 2010

	Institutional Class		Y Class		Investor Class		Advisor Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	67,332	$1,191,741	199	$3,527	80,103	$1,343,174	1,315	$21,942
Reinvestment of dividends	2,134	36,957	1	15	3,645	60,109	105	1,716
Shares redeemed	(24,252)	(425,661)	(85)	(1,472)	(93,570)	(1,565,806)	(1,557)	(26,092)

Net increase (decrease) in shares outstanding	45,214	$803,037	115	$2,070	(9,822)	$(162,523)	(137)	$(2,434)

	Retirement Class		AMR Class		A Class		C Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	—	$1	2,145	$37,065	46	$786	2	$37
Reinvestment of dividends	—	—	623	10,649	—	—	—	—
Shares redeemed	—	—	(4,647)	(80,258)	—	—	—	—

Net increase (decrease) in shares outstanding	—	$1	(1,879)	$(32,544)	46	$786	2	$37

Year Ended October 31, 2009

	Institutional Class		Y Class		Investor Class
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	38,693	$535,949	—	$1	74,391	$985,338
Reinvestment of dividends	4,043	53,008	—	—	7,465	93,236
Shares redeemed	(42,400)	(575,194)	—	—	(88,535)	(1,151,477)

Net increase (decrease) in shares outstanding	336	$13,763	—	$1	(6,679)	$(72,903)

	Advisor Class		Retirement Class		AMR Class
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,726	$22,607	—	$1	2,516	$35,022
Reinvestment of dividends	214	2,650	—	—	1,236	15,992
Shares redeemed	(1,478)	(19,228)	—	—	(4,909)	(64,987)

Net increase (decrease) in shares outstanding	462	$6,029	—	$1	(1,157)	$(13,973)

20

Internationally left blank.

21

American Beacon Large Cap Value FundSM
Financial Highlights
(For a share outstanding throughout the period)

	Institutional Class					Y Class			Investor Class
						Year	August
						ended	03 to		Year Ended
	Year Ended October 31,					October	October		October 31,
	2010	2009	2008	2007	2006	31, 2010	31, 2009		2010

Net asset value, beginning of period	$16.32	$15.01	$26.03	$23.77	$21.00	$16.32	$15.59		$15.51

Income from investment operations:
Net investment incomeA	0.32	0.35	0.51	0.40	0.31	0.29	0.06		0.23
Net gains (losses) on securities (both realized and unrealized)	2.22	1.40	(10.41)	2.78	3.48	2.22	0.67		2.12

Total income (loss) from investment operations	2.54	1.75	(9.90)	3.18	3.79	2.51	0.73		2.35

Less distributions:
Dividends from net investment income	(0.30)	(0.44)	(0.41)	(0.31)	(0.26)	(0.34)	—		(0.25)
Distributions from net realized gains on securities	—	—	(0.71)	(0.61)	(0.76)	—	—		—

Total distributions	(0.30)	(0.44)	(1.12)	(0.92)	(1.02)	(0.34)	—		(0.25)

Net asset value, end of period	$18.56	$16.32	$15.01	$26.03	$23.77	$18.49	$16.32		$17.61

Total return B	15.68%	12.41%	(39.59)%	13.76%	18.69%	15.50%	4.68	%D	15.27%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$3,366,011	$2,221,162	$2,038,539	$2,493,451	$958,830	$2,123	$1		$4,140,584
Ratios to average net assets (annualized):
Expenses, net of waivers	0.59%	0.61%	0.58%	0.59%	0.60%	0.70%	0.68	%E	0.96%
Expenses, before waivers	0.59%	0.61%	0.58%	0.59%	0.60%	0.70%	0.68	%E	0.96%
Net investment income, net of waivers	1.73%	2.36%	2.19%	1.82%	1.86%	1.51%	1.58	%E	1.36%
Net investment income (loss), before waivers	1.73%	2.36%	2.19%	1.82%	1.86%	1.51%	1.58	%E	1.36%
Portfolio turnover rate	28%	27%	28%	20%	26%	28%	27	%C	28%

A	For purposes of this calculation, through October 31, 2007, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

C	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.

D	Not annualized.

E	Annualized.

F	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

22

				Advisor Class					Retirement Class			AMR Class
									Year	May
									ended	01 to
				Year Ended October 31,					October	October		Year Ended October 31,
2009	2008	2007	2006	2010	2009	2008	2007	2006	31, 2010	31, 2009		2010	2009	2008

$14.29	$24.83	$22.74	$20.16	$15.39	$14.19	$24.70	$22.64	$20.13	$15.36	$12.66		$16.14	$14.88	$25.80

0.28	0.41	0.35	0.28	0.21	0.26	0.32	0.28	0.26	0.18	0.08		0.34	0.37	0.51

1.34	(9.88)	2.63	3.31	2.10	1.32	(9.79)	2.62	3.27	2.07	2.62		2.22	1.38	(10.26)

1.62	(9.47)	2.98	3.59	2.31	1.58	(9.47)	2.90	3.53	2.25	2.70		2.56	1.75	(9.75)

(0.40)	(0.36)	(0.28)	(0.25)	(0.23)	(0.38)	(0.33)	(0.23)	(0.26)	(0.29)	—		(0.33)	(0.49)	(0.46)

—	(0.71)	(0.61)	(0.76)	—	—	(0.71)	(0.61)	(0.76)	—	—		—	—	(0.71)

(0.40)	(1.07)	(0.89)	(1.01)	(0.23)	(0.38)	(1.04)	(0.84)	(1.02)	(0.29)	—		(0.33)	(0.49)	(1.17)

$15.51	$14.29	$24.83	$22.74	$17.47	$15.39	$14.19	$24.70	$22.64	$17.32	$15.36		$18.37	$16.14	$14.88

11.99%	(39.72)%	13.46%	18.44%	15.14%	11.81%	(39.87)%	13.16%	18.18%	14.78%	21.33	%D	16.04%	12.59%	(39.43)%

$3,798,632	$3,594,565	$5,198,835	$2,586,410	$128,080	$114,945	$99,416	$99,854	$39,077	$2	$1		$558,089	$520,799	$497,127

0.93%	0.83%	0.83%	0.85%	1.10%	1.10%	1.08%	1.08%	1.09%	1.37%	1.37	%E	0.34%	0.36%	0.32%
0.93%	0.83%	0.83%	0.85%	1.10%	1.12%	1.08%	1.08%	1.09%	1.37%	1.37	%E	0.34%	0.36%	0.32%

2.05%	1.94%	1.59%	1.61%	1.23%	1.86%	1.69%	1.32%	1.39%	0.95%	1.15	%E	1.98%	2.62%	2.44%

2.05%	1.94%	1.59%	1.61%	1.23%	1.84%	1.69%	1.32%	1.39%	0.95%	1.15	%E	1.98%	2.62%	2.44%
27%	28%	20%	26%	28%	27%	28%	20%	26%	28%	27	%C	28%	27%	28%

23

American Beacon Large Cap Value FundSM
Financial Highlights
(For a share outstanding throughout the period)

	AMR Class		A Class		C Class
			May		September
	Year Ended October		17 to		01 to
	31,		October		October
	2007	2006	31, 2010		31, 2010

Net asset value, beginning of period	$23.55	$20.78	$16.93		$16.17

Income from investment operations:
Net investment income (loss)A	0.45	0.35	0.03		(0.01)
Net gains (losses) on securities (both realized and unrealized)	2.76	3.47	0.65		1.42

Total income (loss) from investment operations	3.21	3.82	0.68		1.41

Less distributions:
Dividends from net investment income	(0.35)	(0.29)	—		—
Distributions from net realized gains on securities	(0.61)	(0.76)	—		—

Total distributions	(0.96)	(1.05)	—		—

Net asset value, end of period	$25.80	$23.55	$17.61		$17.58

Total return B	14.03%	19.08%	4.02	%D	8.72	%D

Ratios and supplemental data:
Net assets, end of period (in thousands)	$972,260	$1,024,899	$814		$38
Ratios to average net assets (annualized):
Expenses, net of waivers	0.32%	0.34%	1.06	%E	1 .87	%E
Expenses, before waivers	0.32%	0.34%	1.06	%E	2 .14	%E
Net investment income, net of waivers	2.13%	2.18%	1.09	%E	(0.50	)%E
Net investment income (loss), before waivers	2.13%	2.18%	1.09	%E	(0.76	)%E
Portfolio turnover rate	20%	26%	28	%F	28	%F

A	For purposes of this calculation, through October 31, 2007, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

C	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.

D	Not annualized.

E	Annualized.

F	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

24

American Beacon Funds
Privacy Policy & Federal Tax Information
October 31, 2010 (Unaudited)

Privacy Policy
          The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.
We may collect nonpublic personal information about you from one or more of the following sources:
•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.
          We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.
          We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.
Federal Tax Information
          For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended October 31, 2010, which is designated as qualifying for the dividends-received deduction, was 83.07%.
          For shareholders in the Fund, the percentage of dividend income distributed for the year ended October 31, 2010, which is designated as qualified dividend income under the Jobs Growth Tax Relief Act of 2003 was 100.00%. Shareholders will receive notification in January 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

25

Disclosure Regarding the Board of Trustees’ Approval of Investment Advisory Agreements
(Unaudited)

          At its May 25, 2010 meeting, the Board of Trustees (“Board”) considered the renewal of each existing Management Agreement between American Beacon Advisors, Inc. (the “Manager”) and the American Beacon Funds (the “Funds”) and each Investment Advisory Agreement between the Manager and a subadvisor (“Investment Advisory Agreements” and collectively with the Management Agreement, the “Agreements”). In preparation for the Board’s consideration to renew these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors and Lipper, Inc. (“Lipper”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.
          In addition, the Board’s Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee held a separate meeting on May 10, 2010 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.
          In connection with the Board’s consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees considered, among other materials, responses by the Manager and the subadvisors to inquiries requesting:
•	a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

•	a copy of the firm’s most recent audited or unaudited financial statements, as well as Parts 1 and II of its Form ADV registration statement with the SEC;

•	a summary of any material pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

•	a comparison of the performance of that portion of Fund assets managed by each firm with performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any remedial measures if the firm’s performance was materially below that of the peer group;

•	a profit/loss analysis of the firm and any actual or anticipated economies of scale in relation to the services it provides to each Fund;

•	an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

•	a description of any payments by the subadvisors to the manager to support the Funds’ marketing efforts;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	confirmation that the firm’s financial condition would not impair its ability to provide high-quality advisory services to the Funds;

•	a description of any internal actions the firm has taken or anticipates taking in light of the current and projected decrease in revenues from prior years as a result of the current economic environment that may affect or are expected to affect the services performed for the Funds;

•	a description of the scope of portfolio management services provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies, and any advantages or disadvantages that might accrue to the Funds due to the firm’s involvement in other activities;

•	a description of the personnel who are assigned primary responsibility for managing the Funds, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Funds;

•	a description of the basis upon which portfolio managers are compensated, including any “incentive” arrangements, and a description of the oversight mechanisms used to prevent a portfolio manager whose compensation is tied to performance of a Fund from taking undue risks;

•	a discussion regarding the firm’s participation in “soft dollar” arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firm’s methodology for obtaining best execution and the use of any affiliated broker-dealers;

•	a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

•	a discussion of whether the firm has identified any investment or operational matters that likely present a high risk in managing Fund assets;

•	a description of trade allocation procedures among accounts managed by the firm;

•	a discussion of whether the firm receives, with respect to the Funds, other compensation, including any payment for order flow or ECN liquidity rebates

•	a certification by the firm regarding the reasonable design of its compliance program;

•	information regarding the firm’s code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto and a related certification of compliance by the firm;

•	a description of the firm’s affiliation with any broker-dealer;

•	a discussion of any anticipated change in the firm’s controlling persons; and

•	verification of the firm’s insurance coverage with regards to the services provided to the Funds.
          In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

26

Disclosure Regarding the Board of Trustees’ Approval of Investment Advisory Agreements
(Unaudited)

•	a comparison of the performance of each Fund to comparable investment companies and appropriate indices, including comments on the relative performance of, as applicable, each subadvisor and each Fund versus the respective peer group average;

•	a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

•	a comparison of advisory fees and expense ratios for comparable mutual funds;

•	an analysis of any material complaints received from Fund shareholders;

•	a description of the extent to which the Manager monitors the investment activities and financial conditions of each subadvisor to the Funds;

•	a description of the Manager’s distribution activities with respect to promoting sales of Fund shares, including any revenue sharing practices;

•	a description of the Manager’s securities lending practices and the fees received from such practices;

•	a discussion of any rebate arrangements between the Manager and a service provider to the Funds pursuant to which the Manager receives direct or indirect benefits from the service provider;

•	a description of the portfolio turnover rate and average execution costs for each Fund and, as applicable, each subadvisor to a Fund; and

•	a description of how expenses that are not readily identifiable to a particular Fund are allocated.
          In connection with the Management Agreement and each Investment Advisory Agreement, the Board also obtained an analysis provided by Lipper that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds; and (iii) each Fund’s investment advisory fees versus comparable mutual funds. For each Fund with more than one class of shares, the class of shares used for comparative purposes was the class with the longest performance history, which in most cases was the Institutional Class. References below to each Fund’s Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper.
          Provided below is an overview of the primary factors the Trustees considered at the Investment Committee meeting on May 10, 2010 at which the Trustees reviewed the investment performance of the Manager and each subadvisor and the primary factors considered by the Board at its May 25, 2010 meeting at which the Board considered the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew the Management Agreement and each Investment Advisory Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of the Agreements. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Funds and their shareholders.
Considerations With Respect to All Funds
          In determining whether to renew the Management Agreement and each Investment Advisory Agreement, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the May 25, 2010 meeting, the Board considered each Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager and (to the extent provided) the subadvisors in rendering their services and their resulting profits or losses; (4) the extent to which economies of scale have been taken into account in setting each fee schedule; (5) whether fee levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.
          Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s generally favorable long-term performance and the background and experience of key investment personnel at the Manager; the low cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the manager’s commitment to increase assets in the Funds as demonstrated, for example, by the recent substantial increase in sales personnel; the Manager’s continuing efforts to add new series and share classes to enhance the Funds’ product line; the Manager’s high quality of services; the Manager’s active role in monitoring and, as appropriate recommending additional or replacement subadvisors; and efforts made by the Manager to retain key employees and maintain staff levels.
          With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the background and experience of each subadvisor’s investment personnel responsible for managing the Funds, the size of the subadvisor and their ability to continue to attract and retain qualified investment personnel. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.
          Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its benchmark index(es) and peer group. The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all peer groups and universes. The Board also considered the performance reports and discussions

27

Disclosure Regarding the Board of Trustees’ Approval of Investment Advisory Agreements (Unaudited)

with management at Board and Committee meetings throughout the year. The Manager also noted that it generally was satisfied with the performance of the subadvisors. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”
          Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager and a subadvisor by Fund, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an individual Fund level and at an aggregate level for all Funds. The Board also considered that the Management Agreement for the Funds stipulates that, to the extent that a Fund invests all of its investable assets in another registered investment company (i.e., is a “Feeder Fund”), the Fund will not pay the Manager a management fee. Although the Board noted that, in certain cases, the fee rates paid by other clients is lower than the fee rates paid by the Funds, the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.
          The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and classes that were in place during the last fiscal year and to put in place new expense waivers and reimbursements for certain new classes of the Funds and new series of the Funds. The Board further considered that each subadvised Fund pays the Manager the amounts due to its subadvisors, and the Manager remits these amounts directly to the applicable subadvisors. The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of various Funds. The Board also noted that certain classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.
          In analyzing the cost of services and profitability for each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee a subadvisor charges for any comparable client accounts. The Board gave less weight to profitability considerations or did not view this data as imperative to its deliberations given the arm’s length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fees.
          Based on the foregoing information, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager and the subadvisors. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”
          Economies of Scale. In considering the reasonableness of the management and investment advisory fees, the Board considered whether economies of scale will be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, many subadvisors have agreed to take into account assets of AMR and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates. The Board also noted the Manager’s representation that assets in the Funds’ complex increased during 2009, primarily due to market appreciation.
          In addition, the Board noted the Manager’s representation that, due to the existing low cost structure of the Funds, further breakpoints in the management fee would not be appropriate at this time. The Board also considered that the management fee for the Money Market Funds is amongst the lowest in the industry. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee schedules for each Fund provides for a reasonable sharing of benefits from any economies of scale with the Fund.
          Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager’s relationship with the Funds and the money market portfolios continues to be a significant factor in attracting separate account assets for the Manager and the Manager’s use of the Large Cap Value Fund model for an actively managed exchange traded fund, managed by the Manager.
          In addition, the Manager noted that the Trusts also derive benefits from their association with the Manager. Specifically, the Board noted that the benefit plans of AMR Corporation, which are managed by the Manager, remain the largest or one of the largest shareholders in most of the Funds and the Manager’s representation that it provides services to each Trust at a lower than industry average cost. The Board considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Funds. The Board also considered that, with the exception of the Emerging Markets Fund, the Funds did not pay commissions to any affiliated broker-dealer of the Manager or the relevant subadvisor during the most recent fiscal years ended October 31, and December 31, 2009.
          Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.
Additional Considerations and Conclusions with Respect to Each Fund
          The performance comparisons below were made versus each Fund’s Lipper peer universe median. References to the Lipper expense universe below are to the universe of comparable mutual funds included in the analysis provided to the Trustees by Lipper.

28

Disclosure Regarding the Board of Trustees’ Approval of Investment Advisory Agreements (Unaudited)

Additional Considerations and Conclusions with Respect to the Large Cap Value Fund
          In considering the renewal of the Management Agreement for the Large Cap Value Fund, the Trustees considered the following additional factors: (1) the Large Cap Value Fund outperformed the peer universe median for the one-, three-, five-, and ten-year periods ended March 31, 2010; and (2) the expense ratio of the Institutional Class of Fund shares ranked better than the median of its Lipper universe.
          In considering the renewal of the Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow”), Brandywine Global Investment Management, LLC (“Brandywine’), Hotchkis and Wiley Capital Management, LLC (“Hotchkis”) and Metropolitan West Capital Management, LLC (“MetWest”), the Trustees considered the following additional factors: (1) Barrow outperformed the peer universe median for the one- , three-, five- and ten-year periods ended March 31, 2010; (2) Brandywine outperformed the peer universe median for the one-, five- and ten-year periods ended March 31, 2010 but underperformed for the three-year period; (3) Hotchkis outperformed the peer universe median for the one-and ten -year periods ended March 31, 2010, but underperformed for the three- and five-year periods; (4) MetWest outperformed the peer universe median for the one-, three- and five-year periods ended March 31, 2010; (5) management’s explanation that Hotchkis’ underperformance was due, in part, to its over exposure to the financial sector, while its performance was superior in all other sectors; (6) Hochkis’ performance on the behalf of the Fund exceeded the Lipper Large Cap Value index for the twelve-month period ended March 31, 2010; (7) representations by each subadvisor regarding fee rates charged by the subadvisor to other comparable clients; (8) whether the subadvisors use Fund commissions to obtain proprietary or third-party research; and (9) the Manager’s recommendation to continue to retain each subadvisor.
          Based on these and other considerations the Trustees (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable, (2) determined that the Large Cap Value Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Large Cap Value Fund.

29

Trustees and Officers of the American Beacon Funds
(Unaudited)

          The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-three funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Position, Term of
Office and Length
	of Time Served	Principal Occupation(s) During Past 5 Years
Name, Age and Address	with the Trust	and Current Directorships

INTERESTED TRUSTEES	Term Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (73)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (1960-Present); Director, Clear Channel Communications (1984-2008); Trustee, CenterPoint Properties (1994- 2006); Member, Board of Trustees, Southern Methodist University; Member, Board of Visitors, M.D. Anderson Hospital; Board of Visitors, Zale/Lipshy Hospital; Trustee, American Beacon Mileage Funds (1996-present); Trustee, American Beacon Select Funds (1999-present); Trustee, American Beacon Master Trust (1996-present).

NON-INTERESTED TRUSTEES	Term Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (66)	Trustee since 2004	Board Member, Baylor University Medical Center Foundation (1992-2004); Consultant, New River Canada Ltd. (mutual fund servicing company) (1998-2003); President and CEO, Allmerica Trust Company, NA (1996-1997); President and CEO, Fidelity Investments Southwest Company (1983-1995); Senior Vice President of Regional Centers, Fidelity Investments (1988-1995); Trustee, American Beacon Mileage Funds (2004-present); Trustee, American Beacon Select Funds (2004-present); Trustee, American Beacon Master Trust Funds (2004-present).

Brenda A. Cline (49)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, Texas Christian University (1998-Present); Trustee, W.I. Cook Foundation, Inc. (d/b/a Cook Children’s Health Foundation) (2001-2006); Director, Christian Church Foundation (1999- 2007); Trustee, American Beacon Mileage Funds (2004-present); Trustee, American Beacon Select Funds (2004-present); Trustee, American Beacon Master Trust (2004-present).

Eugene J. Duffy (56)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994- Present); Director, Sunrise Bank of Atlanta (2008-Present); Chairman, Special Contributions Fund Board of Trustees, National Association for the Advancement of Colored People (2007-Present); Trustee, National Association for the Advancement of Colored People (2000-Present); Board of Visitors, Emory University (2006-Present); Trustee, Atlanta Botanical Garden (2006-Present); Board Member, Willie L. Brown Jr. Institute on Politics and Public Service (2001-Present); Chair, National Association of Securities Professionals (2000-2002); Deputy Chief Administrative Officer, City of Atlanta (1985-1990); Trustee, American Beacon Mileage Funds (2008-present); Trustee, American Beacon Select Funds (2008-present); Trustee, American Beacon Master Trust (2008-present).

30

Trustees and Officers of the American Beacon Funds
(Unaudited)

Position, Term of
Office and
Length
	of Time Served	Principal Occupation(s) During Past 5 Years
Name, Age and Address	with the Trust	and Current Directorships

Thomas M. Dunning (68)	Trustee since 2008	Consultant, (2008-Present); Chairman (1998-2008) and Chief Executive Officer (1998-2007), Lockton Dunning Benefits (consulting firm in employee benefits); Director, Oncor Electric Delivery Company LLC (2007-present); Director, Baylor Health Care System Foundation (2007-present); State Vice Chair, State Fair of Texas (1987-present); Board Member, Southwestern Medical Foundation (1994-present); Trustee, American Beacon Mileage Funds (2008-present); Trustee, American Beacon Select Funds (2008-present); Trustee, American Beacon Master Trust (2008-present).

Richard A. Massman (67)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present), Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities). Chairman (2007-Present) and Director (2005-Present), The Dallas Opera Foundation; Chairman (2006-2009) and Director (2005 -Present), Temple Emanu-El Foundation; Trustee, Presbyterian Hospital Foundation (2006-Present); Trustee, American Beacon Mileage Funds (2004-present); Trustee, American Beacon Select Funds (2004-present); Trustee, American Beacon Master Trust (2004-present).

R. Gerald Turner (64) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas 75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, ChemFirst (1986-2002); Director, J.C. Penney Company, Inc. (1996-Present); Director, California Federal Preferred Capital Corp. (2001-2003); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting Investment Partners, LLC (2003-2007); Member, Salvation Army of Dallas Board of Directors; Member, Methodist Hospital Advisory Board; Co-Chair, Knight Commission on Intercollegiate Athletics; Trustee, American Beacon Mileage Funds (2001-present); Trustee, American Beacon Select Funds (2001-present); Trustee, American Beacon Master Trust (2001-present).

Paul J. Zucconi,CPA (70)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-present); Director, Titanium Metals Corporation (producer of titanium melted and mill products and sponge) (2002-present); Director, Torchmark Corporation (life and health insurance products) (2002-present); Director, National Kidney Foundation of North Texas (2003-Present); Director, Dallas Chapter of National Association of Corporate Directors (2004-Present); Partner, KPMG (1976-2001); Trustee, American Beacon Mileage Funds (2008-present); Trustee, American Beacon Select Funds (2008-present); Trustee, American Beacon Master Trust (2008-present).

OFFICERS

William F. Quinn** (62)	Executive Vice President from 2007 to 2008 and 2009 to Present President from 1987 to 2007 and 2008 to 2009 Trustee from 1987 to 2008	Executive Chairman (2009-Present), Chairman (2006-2009) and CEO (2006- 2007), President (1986-2006) and Director (2003- Present), American Beacon Advisors, Inc.; Chairman (1989-2003) and Director (1979-1989, 2003-Present), American Airlines Federal Credit Union; Director, Hicks Acquisition I, Inc. (2007-2009); Director, Crescent Real Estate Equities, Inc.(1994-2007); Director, Pritchard, Hubble & Herr, LLC (investment advisor) (2001-2006); Director of Investment Committee, Southern Methodist University Endowment Fund (1996-Present); Member, Southern Methodist University Cox School of Business Advisory Board (1999-2002); Member, New York Stock Exchange Pension Manager Committee (1997-1998, 2000-2002, 2006-Present); Chairman (2007-Present) and Vice Chairman (2004-2007), Committee for the Investment of Employee Benefits; Director, United Way of Metropolitan Tarrant County (1988-2000, 2004-Present); Trustee, American Beacon Mileage Funds (1995-2008); Trustee, American Beacon Select Funds (1999-2008); Trustee, American Beacon Master Trust (1995-2008); Director, American Beacon Global Funds SPC (2002-present); Director, American Beacon Global Funds plc (2007-2009).

31

Trustees and Officers of the American Beacon Funds
(Unaudited)

Position, Term of
Office and Length
	of Time Served	Principal Occupation(s) During Past 5 Years
Name, Age and Address	with the Trust	and Current Directorships

OFFICERS	Term One Year

Gene L. Needles, Jr. (55)	President 2009 to Present and Executive Vice President 2009 to Present	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President (2008-2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), Managing Director of Sales (2002-2003), National Sales Manager (1999-2002), and Regional Sales Manager (1993-1999), AIM Distributors.

Rosemary K. Behan (51)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Assistant General Counsel, First Command Financial Planning, Inc. (2004-2006); Attorney (1995-2004), Securities and Exchange Commission.

Brian E. Brett (50)	VP since 2004	Vice President, Director of Sales and Marketing, American Beacon Advisors, Inc. (2004-Present); Regional Vice President, Neuberger Berman, LLC (investment advisor) (1996-2004).

Wyatt Crumpler (44)	VP since 2007	Vice President, Asset Management, American Beacon Advisors, Inc. (2007-Present); Managing Director of Corporate Accounting (2004-2007), Director of IT Strategy and Finance (2001-2004), American Airlines, Inc.

Michael W. Fields (56)	VP since 1989	Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-Present); Director American Beacon Global Funds SPC (2002-present); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (49)	Treasurer since 2010	Vice President, Finance and Accounting (2010-Present), Controller (2005-2009), Assistant Controller (1998-2004), American Beacon Advisors, Inc.

Terri L. McKinney (47)	VP since 2009	Vice-President, Enterprise Services (2009-Present), Managing Director (2003-2009), Director of Marketing & Retail Sales (1996-2003), American Beacon Advisors, Inc.; Vice-President, Board of Trustees (2008-Present), Trustee (2006-2008) Down Syndrome Guild of Dallas.

Jeffrey K. Ringdahl (35)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice-President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

Christina E. Sears (39)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Senior Compliance Analyst, American Beacon Advisors, Inc. (1998-2004).

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.

**	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust’s and Master Trust’s sub-advisors.

32

This page intentionally left blank.

33

Delivery of Documents
eDelivery is NOW AVAILABLE — Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at
www.americanbeaconfunds.com
If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.
To obtain more information about the Fund:

By E-mail:
american_beacon.funds@ambeacon.com
On the Internet:
Visit our website at www.americanbeaconfunds.com

By Telephone:
Institutional, Y, Investor, Advisor and Retirement Classes
Call (800) 658-5811
AMR ClassSM
Call (800) 345-2345
By Mail:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules
In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, NW, Washington, DC 20549. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available on the Funds’ website (www.americanbeaconfunds.com) approximately twenty days after the end of each month.
Availability of Proxy Voting Policy and Records
A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website (www.americanbeaconfunds.com) and by calling 1-800-967 -9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

Custodian	Transfer Agent	Independent Registered	Distributor
State Street Bank and	Boston Financial Data	Public Accounting	Foreside Fund Services,
Trust	Services	Firm	LLC
Boston, Massachusetts	Kansas City, Missouri	Ernst & Young LLP	Portland, Maine
Dallas, Texas
This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.
American Beacon Funds and American Beacon Large Cap Value Fund are service marks of American Beacon Advisors, Inc.
AR 10/10
LV1010

G U I D A N C E | V I S I O N | E X P E R I E N C E

American Beacon FUNDS℠

Annual Report

October 31, 2010

SMALL CAP VALUE FUND

About American Beacon Advisors
Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.
Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.
Contents

President’s Message	1
Market and Performance Overview	2
Schedule of Investments	8
Additional Information	Back Cover

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.
Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies.

American Beacon Funds	October 31, 2010

Fellow Shareholders,
          Throughout the past 12 months, one theme prevailed: investments placed with experienced, forward-thinking managers can still benefit. Opportunity abounds for those with the foresight to know how to capitalize on changing market conditions. It’s no coincidence that this theme also goes to the heart of the American Beacon Funds investment philosophy.
          It’s a philosophy that has served shareholders in the American Beacon Small Cap Value Fund well. For the 12 months ended October 31, 2010 the Fund (Institutional Class) generated a 24.71% return. Please note that the recent growth rate in the stock market has helped to produce short-term increases that are not typical and may not continue in the future.
          While we keep a watchful eye on your investment in our funds, we also remain focused on seeking out new opportunities to help keep your financial goals on course. This is what guides the composition of American Beacon Funds’ product line-up. It is also what led to the addition of several new funds this past year: the American Beacon Zebra Large Cap and the Zebra Small Cap Equity Funds, which use a proprietary strategy to attempt to capture a unique source of equity return—the liquidity premium. We also recently added the American Beacon Evercore Small Cap Equity Fund, which relies on a fundamental bottom-up investment approach and is managed by the well-regarded Evercore Asset Management, LLC.
          Continuously searching for new ways to serve our fellow shareholders’ needs is our commitment to you, a commitment we summarize as: Oversight 360. Ours is a continuous commitment to cast a thoughtful and analytical eye over all the factors that influence our investments.
          We want to thank you for your continued investment in the American Beacon Funds. As you review the enclosed market overview, portfolio listings, and detailed financial data, please know that we remain dedicated to offering you both the level of superior service and knowledgeable investment management you’ve come to expect from us.
          To obtain further details about the American Beacon Funds family or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President American Beacon Funds

Securities of these Funds may only be sold by offering each Funds’ Prospectus and Summary Prospectus. You should consider the investment objectives, risks, fees and expenses of any mutual fund carefully before investing. This and other information is available in each Funds’ Prospectus and Summary Prospectus which you may obtain at www.americanbeaconfunds.com or by calling 1-800-967-9009. Please read the Prospectus and Summary Prospectus carefully before investing. Distributed by Foreside Fund Services, LLC.
There is no guarantee that the Funds’ investment objective will be met. At times, certain securities held by the American Beacon Zebra Large Cap Equity and Small Cap Equity Funds may have limited marketability and may be difficult to sell. Investing in the securities of small and mid- capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Because the American Beacon Evercore Small Cap Equity Fund is a focused portfolio of fewer companies, the increase or decrease of the value of a single stock may have a greater impact on the Fund’s NAV and total return when compared to other diversified funds.

1

Domestic Equity Market Overview
October 31, 2010 (Unaudited)

          Extreme swings in investor sentiment and significant volatility in equity returns characterized the U.S. stock market’s performance during the past 12 months. Market returns were robust for the first several months of the year, only to be followed by a significant correction through the spring and summer months that was triggered by fears of a double-dip recession and concerns over the sovereign debt crisis in Europe. By August, many investors had seemingly grown despondent and sentiment towards equities reached extreme lows as the perceived safety of bonds drew increasing commitment.
          September’s history as the cruelest month combined with recession fears made equities look like dead money. A surprising thing happened on the way to the funeral, however, as equity markets rallied sharply for the month. They posted the best September return in 71 years and the third best return of any month over the past 10 years. An interesting aspect of the rally was the absence of any real catalyst.
          In the end, the S&P 500 returned 16.52% for 12 months ended October 31, 2010. Contributions to this performance were widespread, with most sectors finishing up in double digits.
Sector Results
          Consumer Discretionary, Industrials, Telecommunications and Materials stocks were among the strongest performers, while financials and energy were significant laggards. Continuing sluggishness in loan demand, a persistent stream of negative regulatory pronouncements out of Washington and the seemingly endless flow of mortgage problems tempered enthusiasm for the banking industry. Insurers were pressured by weak fixed income returns given the near zero interest rate environment, volatile returns in the equity market, and the specter of further delays in the recovery in real estate markets.
          The trend of Gross Domestic Product (“GDP”) growth slowed significantly throughout the year—from 5.0% in the fourth quarter of 2009 to 1.7% in the second quarter of 2010. Subpar growth persisted into the third quarter of 2010 as well.
Consumer Spending
          With growth at such a sluggish pace, consumer spending remained weak especially in light of deferred hiring by employers. Given these conditions, there is little reason to expect a resumption of normal economic growth until employment can show meaningful improvement. More and more, the strong GDP growth in the fourth quarter of 2009 and the first quarter of 2010 is looking like an inventory driven anomaly.
          Absent the change in inventories, real final sales grew at less than 1.5% over the past four quarters. This was extraordinarily weak for the first 12 months out of a severe recession. However, profit growth has been exceptional as businesses restrained their spending. Margins at many companies were at or above prior peaks. Corporate balance sheets were also very strong, as cash balances grew due to the reluctance to make large capital expenditures.
          Yet, jobs still hold the key to recovery. Job statistics have not been encouraging. Without significant growth in employment, consumer and business spending is likely to remain sluggish and the recovery in housing will be pushed farther into the future.
Limited Economic Stimulus
          Policymakers in Washington have made a concerted effort to jumpstart the economy, but the results have been limited at best. Now, the government is running out of ammunition as more than two-thirds of the fiscal stimulus budget has been spent and the Federal Reserve has already slashed interest rates to the bone. At the state and local government level, employment was maintained with Federal stimulus money in 2010, but the projected new political mix in Congress next year is not expected to continue that support. Our sub-advisors anticipate retrenchment in state and municipal employment and spending to be a headwind for the economy in the coming year.
          As for the overall market, it is inexpensive but it remains subject to economic uncertainty. The unemployment/underemployment figures are the highest since the 1930’s and the Federal Reserve has pushed short-term rates to zero without much to show for it. This implies a very fragile economic environment with a minimal cushion.

2

Domestic Equity Market Overview
October 31, 2010 (Unaudited)

          Meanwhile, bonds seem to be making a case for stocks. The monetary policies of the Federal Reserve appear to be designed to move investors into riskier alternatives, such as equities, by keeping bond interest rates at record lows. As investor interest returns to domestic stocks, our managers see a number of positives. As mentioned earlier, corporate balance sheets are quite strong and many companies are positioned to return significant amounts of cash to shareholders, both in the form of share repurchases and (most importantly) increased dividends. Many stocks have a dividend yield which exceeds the interest rate of 10-year Treasury bonds and yet still have the potential to grow returns further through both earnings and dividend growth. Also, most financial stocks are not currently paying any dividends. As we mentioned earlier, many of these financial companies are building significant amounts of excess capital which is likely to be used to restore dividend yields.
          Also encouraging is that aggressive cost-cutting during the recession formed lean businesses with tremendous operating leverage. As revenue growth has resurfaced—in fact, some 90% of companies saw revenue gains in the third quarter of 2010—it has created an earnings tailwind. Profit margins on incremental revenue have been more than three times profit margins on base revenue. This is providing the overall market with remarkable operating leverage.
          Our managers continue to find compelling valuation opportunities given that the market remains nearly 20% below its 2007 peak. Though less extraordinary than they were in early 2009, these valuation opportunities remain attractive, particularly relative to fixed income alternatives. There appear to be fewer valuation spreads at the sector level, but many at the stock level, making it more of a stock-picker’s market than a cyclical one. This is a prime environment for active equity managers in search of bottom-up valuation opportunities.

3

Performance Overview
American Beacon Small Cap Value FundSM
October 31, 2010 (Unaudited)

          The Institutional Class of the Small Cap Value Fund returned 24.71% for the twelve months ended October 31, 2010, outperforming the Russell 2000® Value Index (the “Index”) return of 24.43% and the Lipper Small-Cap Value Funds Index return of 23.65% for the same period.
Comparison of Change in Value of a $10,000 Investment
For the Period from 10/31/00 through 10/31/10

				Value of
	Annualized Total Returns			$10,000
	Periods Ended 10/31/10			10/31/00-
	1 Year	5 Years	10 Years	10/31/10
Institutional Class(1,8)	24.71%	3.15%	11.20%	$28,921
Y Class(1,2,8)	24.44%	3.08%	11.16%	28,819
Investor Class(1,8)	24.30%	2.86%	10.88%	28,095
Advisor Class(1,3,8)	24.05%	2.63%	10.68%	27,567
Retirement Class (1,4,8)	23.82%	2.56%	10.64%	27,478
A Class with sales charge (1,5,8)	17.05%	1.64%	10.22%	26,473
A Class without sales charge(1,5,8)	24.22%	2.85%	10.87%	28,075
C Class with sales charge (1,6,8)	23.01%	2.81%	10.86%	28,027
C Class without sales charge (1,6,8)	24.01%	2.81%	10.86%	28,027
AMR Class(1,8)	25.00%	3.41%	11.50%	29,696
Lipper Small-Cap Value Funds Index(7)	23.65%	3.26%	8.87%	23,392
Russell 2000 Value Index(7)	24.43%	2.02%	8.17%	21,919

1.	Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800- 967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2.	Fund performance for the five-year and ten-year periods represents the total returns achieved by the Institutional Class from 10/31/00 up to 8/3/09, the inception date of the Y Class. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/00.

3.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/00 up to 5/1/03, and the returns of the Advisor Class since its inception. Expenses of the Advisor Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the Advisor Class been in existence since 10/31/00. A portion of the fees charged to the Advisor Class of the Fund was waived through 2004. Performance prior to waiving fees was lower than the actual returns shown for periods through 2004.

4.	Fund performance for the five-year and ten-year periods represents the total returns achieved by the Investor Class from 10/31/00 up to 5/1/03 and the Advisor Class from 5/1/03 up to 5/1/09, the inception date of the Retirement Class, and the returns of the Retirement Class since its inception. Expenses of the Retirement Class are higher than those of the Advisor and Investor Classes. As a result, total returns shown may be higher than they would have been had the Retirement Class been in existence since 10/31/00.

5.	Fund performance for the one-year, five-year, and ten-year periods represents the total returns achieved by the Investor Class from 10/31/00 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/00. The maximum sales charge for A Class is 5.75%.

6.	Fund performance for the one-year, five-year, and ten-year periods represents the total returns achieved by the Investor Class from 10/31/00 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/00. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

7.	Russell 2000 Value Index is a registered trademark of Frank Russell Company. The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

8.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, Retirement, A, C, and AMR Class shares was 0.85%, 1.12%, 1.16%, 1.35%, 1.54%, 1.35%, 2.10%, and 0.60%, respectively. The expense ratios above may vary

4

Performance Overview
American Beacon Small Cap Value FundSM
October 31, 2010 (Unaudited)

from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
          The Fund outperformed the Index by generating excess performance entirely through sector allocation, as stock selection detracted value relative to the Index. The Fund’s underweight in the Financials sector added value through sector allocation. Overweights in the Consumer Discretionary, Health Care, and Information Technology sectors also generated excess returns.
          The Fund’s poor performance in stock selection resulted primarily from its holdings in the Industrials and Financials sectors. For the period the Fund owned the securities, Corinthian Colleges (down 61.7%), FTI Consulting (down 21.7%), and Career Education (down 28.6%) had the largest negative impact to performance in the Industrials sector. In the Financials sector, Synovus Financial (down 9.8%), Wilmington Trust (down 55.8% for the period the Fund owned the security), and Investment Technology Group (down 34.0%) detracted the most relative value. Good stock selection in the Health Care and Materials sectors added value to performance. Endo Pharmaceutical (up 64.9%) and AmeriGroup (up 86.1%) were the largest contributors in the Health Care sector. Individual holdings in the Materials sector that had the largest impact on the Fund’s performance were Carpenter Technology (up 89.5%) and RPM International (up 22.9%).
          The sub-advisors continue to focus on uncovering investment opportunities through stock selection that should benefit the Fund’s performance over the longer term.
Top Ten Holdings

% of
Net Assets
Valassis Communications, Inc.	1.0%
Tidewater, Inc.	0.9%
Terex Corp.	0.8%
Rent-A-Center, Inc.	0.8%
Aspen Insurance Holdings Ltd.	0.8%
Vishay Intertechnology, Inc.	0.8%
Portland General Electric Co.	0.7%
AMERIGROUP Corp.	0.7%
PolyOne Corp.	0.7%
Great Plains Energy, Inc.	0.7%
Sector Allocation

% of Equities
Financials	25.1%
Consumer Discretionary	16.9%
Information Technology	14.7%
Industrials	14.5%
Health Care	9.1%
Materials	6.1%
Utilities	6.0%
Energy	5.3%
Consumer Staples	2.1%
Telecommunication Services	0.2%

5

Fund Expenses
American Beacon Small Cap Value FundSM
October 31, 2010 (Unaudited)

Fund Expense Example
          As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
          The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2010 through October 31, 2010.
Actual Expense
          The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.
Hypothetical Example for Comparison Purposes
          The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.
          You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period*
	5/1/10	10/31/10	5/1/10-10/31/10
Institutional Class
Actual	$1,000.00	$970.09	$3.97
Hypothetical#	$1,000.00	$1,021.17	$4.08
Y Class
Actual	$1,000.00	$969.43	$4.52
Hypothetical#	$1,000.00	$1,020.62	$4.63
Investor Class
Actual	$1,000.00	$968.28	$5.80
Hypothetical#	$1,000.00	$1,019.31	$5.96
Advisor Class
Actual	$1,000.00	$967.62	$6.45
Hypothetical#	$1,000.00	$1,018.65	$6.61
Retirement Class
Actual	$1,000.00	$966.34	$7.63
Hypothetical#	$1,000.00	$1,017.44	$7.83
A Class**
Actual	$1,000.00	$1,003.46	$5.87
Hypothetical#	$1,000.00	$1,017.13	$5.94
C Class**
Actual	$1,000.00	$1,111.39	$3.64
Hypothetical#	$1,000.00	$1,004.84	$3.52
AMR Class
Actual	$1,000.00	$971.55	$2.78
Hypothetical#	$1,000.00	$1,022.38	$2.85

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.80%, 0.91%, 1.17%, 1.30%, 1.54%, 0.56%, 1.28% and 2.10% for the Institutional, Y, Investor, Advisor, Retirement, AMR, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half year period.

#	5% return before expenses.

**	Beginning account values for A and C Classes are their inception dates of 5/17/10 and 9/1/10, respectively. Expenses are equal to the Classes annualized ratio for the period multiplied by the average account value for the period multiplied by the number derived by dividing the number of days in the period (168 and 61, respectively) by the days in the year (365).

6

American Beacon Small Cap Value FundSM
Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
American Beacon Small Cap Value Fund:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Beacon Small Cap Value Fund (one of the funds constituting the American Beacon Funds) (collectively, the “Fund”), as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes of net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon Small Cap Value Fund at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Dallas, Texas
December 23, 2010

7

American Beacon Small Cap Value FundSM
Schedule of Investments
October 31, 2010

	Shares	Value
		($000)
COMMON STOCK — 95.45%
CONSUMER DISCRETIONARY — 16.10%
Auto Components — 1.51%
American Axle & Manufacturing Holdings, Inc.*	1,101,000	10,151
Cooper Tire & Rubber Co.	125,600	2,463
Gentex Corp.	970,900	19,399
Goodyear Tire & Rubber Co.*	795,900	8,134
Superior Industries International, Inc.	53,500	960
Westinghouse Air Brake Technologies Corp.	5,400	253

		41,360

Automobiles — 0.17%
Thor Industries, Inc.	143,920	4,532

Commercial Services & Supplies — 0.10%
Viad Corp.	140,670	2,808

Distributors — 0.18%
Brightpoint, Inc.*	664,600	4,978

Hotels, Restaurants & Leisure — 1.06%
Ameristar Casinos, Inc.	218,100	3,900
Bob Evans Farms, Inc.	52,400	1,504
Boyd Gaming Corp.*	177,130	1,472
Brinker International, Inc.	8,525	158
CEC Entertainment, Inc.*	36,940	1,226
Cracker Barrel Old Country Store, Inc.	77,311	4,166
Domino’s Pizza, Inc.*	110,500	1,640
Gaylord Entertainment Co.* †	78,339	2,612
International Speedway Corp.	5,950	136
Jack in the Box, Inc.*	249,540	5,779
Lakes Entertainment, Inc.*	150,800	353
Life Time Fitness, Inc.*	2,664	96
Orient-Express Hotels Ltd.*	167,900	2,126
Papa John’s International, Inc.*	9,400	243
Ruby Tuesday, Inc.*	79,844	966
Sonic Corp.*	18,500	164
Speedway Motorsports, Inc.	152,210	2,329

		28,870

Household Durables — 1.62%
American Greetings Corp.	74,500	1,443
Cavco Industries, Inc.*	52,889	1,676
Ethan Allen Interiors, Inc.	284,780	4,320
Furniture Brands International, Inc.*	891,150	4,465
Helen of Troy Ltd.*	71,123	1,824
Lancaster Colony Corp.	98,390	4,908
M.D.C. Holdings, Inc.	144,950	3,732
Mohawk Industries, Inc.*	16,400	940
National Presto Industries, Inc.	14,600	1,634
Ryland Group, Inc.	337,870	5,061
Tupperware Corp.	31,600	1,416
Whirlpool Corp.	169,800	12,877

		44,296

Internet & Catalog Retail — 0.06%
Insight Enterprises, Inc.*	86,700	1,311

	Shares	Value
		($000)
School Specialty, Inc.*	14,500	194

		1,505

Leisure Equipment & Products — 0.59%
Brunswick Corp.	516,200	8,166
Callaway Golf Co.	469,267	3,229
JAKKS Pacific, Inc.*	59,575	1,123
RC2 Corp.*	176,300	3,720

		16,238

Media — 1.97%
Belo Corp.*	172,200	997
Cinemark Holdings, Inc.	192,800	3,384
Gannett Company, Inc.	365,700	4,334
Harte Hanks, Inc.	114,887	1,388
John Wiley & Sons, Inc.	118,500	5,114
Meredith Corp.	178,840	6,072
Scholastic Corp.	134,400	3,958
Sinclair Broadcast Group, Inc.*	92,500	739
Valassis Communications, Inc.*	847,400	27,963

		53,949

Multiline Retail — 1.40%
99 Cents Only Stores*	503,100	7,758
Big Lots, Inc.*	504,700	15,832
BJ’s Wholesale Club, Inc.*	128,730	5,372
Dillards, Inc.†	157,700	4,023
Saks, Inc.* †	487,600	5,432

		38,417

Specialty Retail — 6.19%
Aaron Rents, Inc.†	279,500	5,271
Aéropostale, Inc.*	172,200	4,198
America’s Car-Mart, Inc.*	11,150	297
Bebe Stores, Inc.	537,300	3,525
Big 5 Sporting Goods Corp.	172,180	2,328
Buckle, Inc.†	95,900	2,790
Cabela’s, Inc.* †	925,400	17,156
Cato Corp.	45,100	1,193
Childrens Place Retail Stores, Inc.*	103,990	4,582
Collective Brands, Inc.*	464,900	7,127
Copart, Inc.*	10,500	356
DG FastChannel, Inc.*	394,450	9,289
Dress Barn, Inc.*	147,300	3,379
DSW, Inc.* †	28,200	938
Finish Line, Inc.	96,300	1,473
Foot Locker, Inc.	774,580	12,339
Genesco, Inc.*	43,400	1,422
Group 1 Automotive, Inc.* †	60,100	2,119
Gymboree Corp.*	144,400	9,395
Hanesbrands, Inc.*	5,900	146
Interline Brands, Inc.*	16,200	325
Jos. A. Bank Clothiers, Inc.*	47,950	2,091
Men’s Wearhouse, Inc.	660,100	16,133
OfficeMax, Inc.*	599,933	10,619
Pep Boys, Inc.	98,000	1,146
RadioShack Corp.	627,900	12,640
Regis Corp.	113,575	2,323
Rent-A-Center, Inc.*	888,748	22,342
Sonic Automotive, Inc.	39,600	432
See accompanying notes

8

American Beacon Small Cap Value FundSM
Schedule of Investments
October 31, 2010

	Shares	Value
		($000)
Stage Stores, Inc.	120,820	1,611
Talbots, Inc.*	438,140	4,285
Williams-Sonoma, Inc.	184,484	5,972

		169,242

Textiles & Apparel — 1.25%
Carter’s, Inc.*	119,200	2,968
Deckers Outdoor Corp.*	31,900	1,853
G-III Apparel Group Ltd.*	25,700	678
Quiksilver, Inc.*	1,559,300	6,502
Skechers U.S.A., Inc.*	423,100	8,226
The Jones Group, Inc.	483,525	6,993
Timberland Co.*	196,630	4,125
True Religion Apparel, Inc.*	47,100	963
Unifirst Corp.	30,800	1,418
Volcom, Inc.*	13,800	237
Wolverine World Wide, Inc.	5,850	170

		34,133

Total Consumer Discretionary		440,328

CONSUMER STAPLES — 2.01%
Food & Drug Retailing — 0.54%
Casey’s General Stores, Inc.	81,776	3,390
Central European Distribution Corp.*	6,375	159
Flowers Foods, Inc.	169,400	4,317
Nash Finch Co.	25,450	1,066
Spartan Stores, Inc.	248,000	3,708
Winn-Dixie Stores, Inc.*	327,800	2,196

		14,836

Food Products — 1.27%
Corn Products International, Inc.	4,200	179
Del Monte Foods Co.	373,475	5,356
Fresh Del Monte Produce, Inc.*	113,400	2,510
Hain Celestial Group, Inc.*	224,660	5,556
Herbalife Ltd.	107,600	6,871
J&J Snack Foods Corp.	3,950	169
Lance, Inc.	185,150	4,210
Overhill Farms, Inc.*	316,300	1,645
Ralcorp Holdings, Inc.*	6,300	391
Sanderson Farms, Inc.	66,245	2,781
Smithfield Foods, Inc.*	307,100	5,144

		34,812

Household Products — 0.03%
Central Garden and Pet Co.*	83,300	870

Tobacco — 0.17%
Universal Corp.	106,939	4,432
Vector Group Ltd.†	9,485	177

		4,609

Total Consumer Staples		55,127

ENERGY — 5.08%
Energy Equipment & Services — 3.47%
Atwood Oceanics, Inc.*	287,975	9,362
Bristow Group, Inc.*	286,000	11,091
Cal Dive International, Inc.*	592,410	2,998
Cobalt International Energy, Inc.*	562,300	5,201
Exterran Holdings, Inc.*	116,900	2,942
Matrix Service Co.*	301,149	2,734

	Shares	Value
		($000)
Oceaneering International, Inc.*	3,900	241
Oil States International, Inc.*	222,100	11,354
Patterson-UTI Energy, Inc.	107,150	2,080
Rowan Companies, Inc.*	193,800	6,376
SEACOR Holdings, Inc.*	59,750	5,661
Superior Energy Services, Inc.*	5,925	164
Tesco Corp.*	183,633	2,325
Tetra Technologies, Inc.*	57,100	557
Tidewater, Inc.	534,360	24,651
Unit Corp.*	188,905	7,411

		95,148

Oil & Gas — 1.61%
Comstock Resources, Inc.*	206,900	4,624
Contango Oil & Gas Co.*	3,600	189
CVR Energy, Inc.*	183,200	1,744
EXCO Resources, Inc.	533,600	7,913
Forest Oil Corp.*	5,225	161
Frontier Oil Corp. *	335,590	4,447
Frontline Ltd.	4,162	120
Holly Corp.	245,500	8,035
Penn Virginia Corp.	281,510	4,172
Petroleum Development Corp.*	36,000	1,124
SM Energy Co.	2,624	109
Stone Energy Corp.*	640,300	10,008
Tesoro Corp. *	12,200	158
W&T Offshore, Inc.	17,025	185
Western Refining, Inc.* †	142,300	946

		43,935

Total Energy		139,083

FINANCIALS — 23.87%
Banks — 6.90%
Associated Banc-Corp.	988,520	12,525
Astoria Financial Corp.	201,300	2,500
BancorpSouth, Inc.	8,250	109
Bank of Hawaii Corp.	3,350	145
Bank of the Ozarks, Inc.	275,350	10,466
Boston Private Financial Holdings, Inc.	140,600	803
Brookline Bancorp, Inc.	348,720	3,397
Cathay General Bancorp.	180,100	2,449
Citizens Republic Bancorp, Inc.*	3,768,090	2,600
City National Corp.	100,383	5,177
Columbia Banking System, Inc.	146,322	2,665
Community Bank System, Inc.†	28,300	661
CVB Financial Corp.†	477,753	3,636
Dime Community Bancshares, Inc.	3,600	53
F.N.B. Corp.	211,800	1,800
First Commonwealth Financial Corp.	191,900	1,117
First Financial Bancorp	579,200	9,754
First Financial Holdings, Inc.	109,600	1,145
First Horizon National Corp.*	574,581	5,798
First Interstate Bancsystem, Inc.	296,000	3,836
First Midwest Bancorp, Inc.	138,800	1,487
First Niagara Financial Group, Inc.	165,700	1,964
FirstMerit Corp.	9,125	157
Fulton Financial Corp.	390,350	3,646
Glacier Bancorp, Inc.	273,670	3,558
See accompanying notes

9

American Beacon Small Cap Value FundSM
Schedule of Investments
October 31, 2010

	Shares	Value
		($000)
Hancock Holding Co.	217,200	6,824
Home Federal Bancorp, Inc.	171,000	2,059
Iberiabank Corp.	289,700	15,078
International Bancshares Corp.	124,502	2,133
MB Financial, Inc.	96,000	1,429
National Penn Bancshares, Inc.	658,037	4,271
Northwest Bancshares, Inc.	227,600	2,581
Old National Bancorp	334,920	3,168
PacWest Bancorp*	161,100	2,808
Popular, Inc.*	1,315,500	3,591
PrivateBancorp, Inc.	132,000	1,556
Provident Financial Services, Inc.	389,820	4,927
Republic Bancorp, Inc.	25,200	515
Southwest Bancorp, Inc. *	144,780	1,433
Sterling Bancshares, Inc.	406,160	2,189
Susquehanna Bancshares, Inc.	243,200	1,921
SVB Financial Group*	145,740	6,316
Synovus Financial Corp.	6,391,300	13,804
Territorial Bancorp, Inc.	6,700	114
Umpqua Holdings Corp.	183,500	2,019
United Community Banks, Inc.*	755,000	1,480
Washington Federal, Inc.	379,380	5,702
Washington Trust Bancorp, Inc.	29,890	600
Webster Financial Corp.	801,110	13,715
WesBanco, Inc.	35,900	596
Wilmington Trust Corp.	607,547	4,320
Wintrust Financial Corp.	57,500	1,722
Zions Bancorporation	12,000	248

		188,567

Diversified Financials — 4.83%
Apollo Investment Corp.	16,075	177
Ares Capital Corp.	549,200	9,194
CapitalSource, Inc.	598,000	3,654
Cash America International, Inc.	363,575	12,809
CoreLogic, Inc. *	353,960	6,219
Credit Acceptance Corp.* †	111,050	6,531
Duff & Phelps Corp.	193,150	2,693
E*Trade Financial Corp.*	475,829	6,804
Ezcorp, Inc.*	891,174	19,143
Fifth Street Finance Corp.	911,300	10,753
Investment Technology Group, Inc.*	614,924	8,757
Janus Capital Group, Inc.	693,500	7,323
KAR Auction Services, Inc.*	12,300	158
Kirkland’s, Inc.*	289,550	3,894
Knight Capital Group, Inc.*	511,150	6,660
MF Global Holdings Ltd.*	273,700	2,143
National Financial Partners Corp.*	76,700	1,058
Nelnet, Inc.	172,500	3,876
Piper Jaffray Co.*	103,477	3,205
Raymond James Financial, Inc.	18,350	518
Symetra Financial Corp.	1,119,100	12,366
Waddell & Reed Financial, Inc.	6,625	193
Walter Investment Management Corp.‡	138,600	2,539
World Acceptance Corp.* †	37,600	1,622

		132,289

	Shares	Value
		($000)
Insurance — 9.33%
Allied World Assurance Co. Holdings Ltd.	97,175	5,559
Alterra Capital Holdings Ltd.	104,100	2,103
American Equity Investment Life Holding Co.	196,100	2,128
American Financial Group, Inc.	221,965	6,788
AmTrust Financial Services, Inc.	223,392	3,344
Argo Group International Holdings Ltd.	275,300	9,550
Aspen Insurance Holdings Ltd.	760,500	21,574
CNA Surety Corp.*	96,320	1,854
CNO Financial Group, Inc.*	1,785,300	9,712
Delphi Financial Group, Inc.	504,200	13,649
Employers Holdings, Inc.	508,000	8,225
Endurance Specialty Holdings Ltd.	134,500	5,568
Enstar Group Ltd.*	14,003	1,123
FBL Financial Group, Inc.	13,300	348
First American Financial Corp.	438,420	6,155
Flagstone Reinsurance Holdings SA	210,600	2,296
Global Indemnity Plc*	610,421	10,304
Hanover Insurance Group, Inc.	294,755	13,338
HCC Insurance Holdings, Inc.	246,470	6,527
Horace Mann Educators Corp.	107,000	2,000
Infinity Property and Casualty Corp.	47,398	2,453
Maiden Holdings Ltd.	113,700	870
Mercury General Corp.	112,700	4,787
MGIC Investment Corp.*	1,513,839	13,352
Montpelier Re Holdings Ltd.	114,408	2,096
National Western Life Insurance Co.	2,100	336
Navigators Group, Inc.*	198,300	9,116
Old Republic International Corp.	198,530	2,621
OneBeacon Insurance Group Ltd.	44,900	632
Platinum Underwriters Holdings Ltd.	119,400	5,140
Presidential Life Corp.	95,200	911
ProAssurance Corp.*	66,800	3,840
Protective Life Corp.	363,510	8,713
Reinsurance Group of America, Inc.	243,000	12,167
RLI Corp.	38,600	2,216
Safety Insurance Group, Inc.	41,100	1,910
Selective Insurance Group, Inc.	115,700	1,958
StanCorp Financial Group, Inc.	412,650	17,703
Torchmark Corp.	185,700	10,637
Tower Group, Inc.	275,900	6,699
Unitrin, Inc.	114,100	2,773
Universal American Corp. *	387,900	6,237
White Mountains Insurance Group Ltd.	18,074	5,769

		255,081

Real Estate — 2.81%
Alexandria Real Estate Equities, Inc.‡ .	621	46
Anworth Mortgage Asset Corp.‡	22,375	157
BioMed Realty Trust, Inc.‡	334,430	6,137
Brandywine Realty Trust‡	308,090	3,688
CapLease, Inc.‡	943,100	5,527
CBL & Associates Properties, Inc.† ‡	396,025	6,210
CommonWealth REIT‡	6,656	169
DCT Industrial Trust, Inc.‡	901,600	4,517
DiamondRock Hospitality Co.‡	570,590	6,037
See accompanying notes

10

American Beacon Small Cap Value FundSM
Schedule of Investments
October 31, 2010

	Shares	Value
		($000)
Entertainment Properties Trust‡	160,690	7,429
Getty Realty Corp.‡	62,450	1,780
Hospitality Properties Trust‡	7,425	169
Inland Real Estate Corp.‡	492,870	4,283
LaSalle Hotel Properties‡	241,540	5,722
Lexington Realty Trust‡	929,550	7,232
Medical Properties Trust, Inc.‡	16,010	179
MI Developments, Inc.	448,600	6,509
National Health Investors, Inc.‡	105,970	4,906
Omega Healthcare Investors, Inc.‡	214,340	4,930
Pennsylvania Real Estate Investment Trust*	1,786	25
Urstadt Biddle Properties, Inc.‡	68,700	1,320

		76,972

Total Financials		652,909

HEALTH CARE — 8.67%
Biotechnology — 0.22%
Celera Corp.*	108,900	621
Charles River Laboratories International, Inc.*	14,613	479
Cubist Pharmaceuticals, Inc.*	109,100	2,539
Viropharma, Inc.*	143,800	2,353

		5,992

Health Care Equipment & Supplies — 1.41%
Bio-Rad Laboratories, Inc.*	3,000	272
CONMED Corp.*	25,900	570
Haemonetics Corp.*	129,160	7,059
Hillenbrand, Inc.	115,200	2,476
ICU Medical, Inc.*	3,600	131
Kensey Nash Corp.*	130,270	3,512
Kinetic Concepts, Inc.*	405,700	15,429
STERIS Corp.	268,215	9,178

		38,627

Health Care Providers & Services — 5.75%
Air Methods Corp.*	89,050	3,642
Alere, Inc.*	5,491	162
Almost Family, Inc.*	181,500	6,267
Amedisys, Inc.* †	16,100	410
AMERIGROUP Corp.*	476,230	19,873
AMN Healthcare Services, Inc.*	33,800	179
Amsurg Corp.*	8,525	154
Assisted Living Concepts, Inc.*	57,230	1,846
Centene Corp.*	543,500	12,131
Community Health Systems, Inc.*	67,500	2,030
Covance, Inc.*	9,400	442
Coventry Health Care, Inc.*	46,100	1,080
Gentiva Health Services, Inc.*	627,100	14,599
Hanger Orthopedic Group, Inc.*	55,700	1,043
Health Management Associates, Inc.*	32,000	256
Health Net, Inc.*	206,000	5,539
HealthSouth Corp.*	746,400	13,502
Healthspring, Inc.*	112,450	3,282
LifePoint Hospitals, Inc.*	539,380	18,296
Magellan Health Services, Inc.*	264,700	12,706
MAXIMUS, Inc.	191,000	11,580
Mednax, Inc.*	114,485	6,779

	Shares	Value
		($000)
Molina Healthcare, Inc.*	48,900	1,267
Omnicare, Inc.	195,200	4,708
Omnicell, Inc.*	276,240	3,859
Owens & Minor, Inc.	5,700	162
Parexel International Corp.*	219,200	4,713
RehabCare Group, Inc.*	277,310	6,165
Triple-S Management Corp.*	47,000	793

		157,465

Pharmaceuticals — 1.29%
Endo Pharmaceuticals Holdings, Inc.*	518,150	19,037
Impax Laboratories, Inc.*	117,300	2,210
King Pharmaceuticals, Inc.*	222,700	3,149
Medicis Pharmaceutical Corp.	283,300	8,428
Par Pharmaceutical Cos., Inc.*	72,000	2,341

		35,165

Total Health Care		237,249

INDUSTRIALS — 13.84%
Aerospace & Defense — 0.90%
Alliant Techsystems, Inc.*	2,400	183
Spirit Aerosystems Holdings, Inc.*	483,730	10,468
Triumph Group, Inc.	130,000	10,867
World Fuel Services Corp.	113,600	3,207

		24,725

Airlines — 0.06%
Aircastle Ltd.	164,669	1,517

Building Products — 1.30%
Apogee Enterprises, Inc.	63,457	666
Armstrong World Industries, Inc.*	147,140	6,143
Crane Co.	186,400	7,132
Drew Industries, Inc.*	68,410	1,441
Griffon Corp.*	144,551	1,704
Insituform Technologies, Inc.*	400,300	8,646
Simpson Manufacturing Co., Inc.	371,625	9,878

		35,610

Commercial Services & Supplies — 5.93%
Administaff, Inc.	212,800	5,577
Atlas Air Worldwide Holdings, Inc.*	194,320	10,155
Brink’s Co.	272,815	6,438
Clean Harbors, Inc.*	85,498	6,028
Convergys Corp.*	263,200	2,979
Con-way, Inc.	505,000	16,669
Corinthian Colleges, Inc.* †	716,000	3,738
CSG Systems International, Inc.*	102,600	1,995
Deluxe Corp.	124,600	2,547
Ennis, Inc.	88,500	1,597
FTI Consulting, Inc.*	280,270	9,938
G&K Services, Inc.	35,220	871
Geo Group, Inc.*	6,850	176
Heidrick & Struggles International, Inc.	402,710	8,650
Hudson Highland Group, Inc.*	630,300	2,219
Kelly Services, Inc.*	149,888	2,226
Korn/Ferry International*	550,860	9,712
Layne Christensen Co.*	40,100	1,120
Manpower, Inc.	122,600	6,710
McGrath Rentcorp	123,508	3,126
See accompanying notes

11

American Beacon Small Cap Value FundSM
Schedule of Investments
October 31, 2010

	Shares	Value
		($000)
Mobile Mini, Inc.*	623,100	10,861
PHH Corp.*	600,500	11,571
Pre-Paid Legal Services, Inc.* †	18,528	1,115
Resources Connection, Inc.	178,327	2,887
Schawk, Inc.	13,300	258
Steelcase, Inc.†	502,142	4,223
Team, Inc.*	120,754	2,396
Tetra Tech, Inc.*	139,540	2,939
United Stationers, Inc.*	114,000	6,407
Waste Connections, Inc.	138,340	5,636
Weight Watchers International, Inc.	224,400	7,515
Wright Express Corp.*	110,400	4,163

		162,442

Construction & Engineering — 0.97%
Comfort Systems USA, Inc.	711,375	8,145
EMCOR Group, Inc.*	492,700	12,736
Granite Construction, Inc.	237,160	5,735

		26,616

Diversified Manufacturing — 0.01%
Barnes Group, Inc.	9,350	170

Electrical Equipment — 1.01%
AMETEK, Inc.	3,700	200
EnerSys*	6,750	178
General Cable Corp.*	6,350	177
GrafTech Int’l Ltd.*	10,350	170
GT Solar International, Inc.* †	277,400	2,283
Hubbell, Inc.	147,000	7,941
Regal-Beloit Corp.	189,500	10,936
Thomas & Betts Corp.*	87,270	3,801
Vishay Precision Group, Inc.*	108,414	1,843

		27,529

Industrial Conglomerates — 0.25%
Chemed Corp.	2,700	159
GATX Corp.	186,650	5,909
Teleflex, Inc.	2,575	144
US Ecology, Inc.	42,160	684

		6,896

Machinery — 2.51%
Astec Industries, Inc.*	155,210	4,574
Briggs & Stratton Corp.	425	7
Ceradyne, Inc.*	52,200	1,243
Columbus McKinnon Corp.*	126,710	2,225
Esterline Technologies Corp.*	165,475	10,000
John Bean Technologies Corp.	64,300	1,100
Miller Industries, Inc.	231,100	3,111
Mueller Industries, Inc.	250,970	7,379
Oshkosh Corp.*	286,400	8,452
Reliance Steel & Aluminum Co.	26,300	1,101
RSC Holdings, Inc.*	353,340	2,855
Terex Corp.*	1,032,100	23,170
Trinity Industries, Inc.	147,500	3,353

		68,570

Marine — 0.72%
Diana Shipping, Inc.*	11,375	155
Genco Shipping & Trading Ltd.* †	619,300	10,250
Gulfmark Offshore, Inc.*	49,062	1,453

	Shares	Value
		($000)
Kirby Corp.*	181,100	7,785

		19,643

Road & Rail — 0.18%
Forward Air Corp.	9,900	266
Landstar System, Inc.	5,400	203
Marten Transport Ltd.	95,270	2,024
Ryder System, Inc.	3,375	148
Saia, Inc.*	165,800	2,400

		5,041

Total Industrials		378,759

INFORMATION TECHNOLOGY — 14.03%
Communications Equipment — 1.88%
Anixter International, Inc.	3,000	161
Arris Group, Inc.*	1,187,711	11,058
Atheros Communications, Inc.*	69,560	2,159
Black Box Corp.	385,000	12,782
Brocade Communications Systems, Inc.*	44,100	279
CommScope, Inc.*	5,600	177
InterDigital, Inc.*	512,700	17,211
Plantronics, Inc.	18,725	672
Sonus Networks, Inc.*	1,213,137	3,773
Tekelec, Inc.*	243,880	3,175

		51,447

Computers & Peripherals — 0.96%
Avid Technology, Inc.*	303,030	3,824
Electronics for Imaging, Inc.*	355,300	4,864
Hypercom Corp.*	1,036,300	6,176
Lexmark International, Inc.*	147,575	5,612
Mercury Computer Systems, Inc.*	351,300	5,565
Synaptics, Inc.* †	5,525	149

		26,190

Electronic Equipment & Instruments — 4.14%
Arrow Electronics, Inc.*	225,400	6,674
AVX Corp.	262,000	3,757
Benchmark Electronics, Inc.*	395,500	6,498
Diebold, Inc.	495,670	15,192
Ingram Micro, Inc.*	779,200	13,761
Jabil Circuit, Inc.	30,550	469
Littelfuse, Inc.*	394,200	16,726
Methode Electronics, Inc.	754,800	7,012
Multi-Fineline Electronix, Inc.*	43,250	1,059
Plexus Corp.*	354,700	10,765
Tech Data Corp.*	239,600	10,300
Vishay Intertechnology, Inc.*	1,886,500	21,318

		113,531

Internet Software & Services — 1.07%
DealerTrack Holdings, Inc.*	15,900	307
EarthLink, Inc.	478,850	4,305
Ebix, Inc.* †	322,550	7,967
InterActiveCorp*	427,600	11,930
Websense, Inc.*	238,440	4,797

		29,306

IT Consulting & Services — 1.61%
Broadridge Financial Solutions, Inc.	246,427	5,421
CACI International, Inc.*	226,300	11,342
See accompanying notes

12

American Beacon Small Cap Value FundSM
Schedule of Investments
October 31, 2010

	Shares	Value
		($000)
ManTech International Corp.*	218,900	8,583
Ness Technologies, Inc.*	610,800	2,944
SYNNEX Corp.*	539,700	15,674

		43,964

Semiconductor Equipment & Products — 1.87%
Amkor Technology, Inc.* †	334,900	2,415
ATMI, Inc.*	12,300	217
Brooks Automation, Inc.*	1,244,200	8,448
Cymer, Inc.*	136,050	5,027
Entegris, Inc.*	70,800	423
Fairchild Semiconductor International, Inc.*	200,100	2,255
International Rectifier Corp.*	48,500	1,127
Microsemi Corp.*	8,425	169
MKS Instruments, Inc.*	215,700	4,454
ON Semiconductor Corp.*	874,800	6,710
QLogic Corp.*	253,610	4,456
Teradyne, Inc.*	335,400	3,770
Tessera Technologies, Inc.*	577,650	11,397
Varian Semiconductor Equipment Associates, Inc.*	7,500	245

		51,113

Software — 2.50%
Aspen Technology, Inc.*	322,970	3,617
Cadence Design Systems, Inc.*	847,810	7,181
Cognex Corp.	569,900	15,217
DST Systems, Inc.	90,625	3,921
FARO Technologies, Inc.*	167,500	4,043
Jack Henry & Associates, Inc.	6,525	177
JDA Software Group, Inc.*	485,810	12,291
Mentor Graphics Corp.*	1,184,700	12,796
Net 1 UEPS Technologies, Inc.*	5,300	65
Netscout Systems, Inc.*	206,340	4,843
Novell, Inc.*	718,800	4,262

		68,413

Total Information Technology		383,964

MATERIALS — 5.86%
Chemicals — 1.96%
A. Schulman, Inc.	48,200	1,046
Cabot Corp.	122,500	4,167
H.B. Fuller Co.	100,600	2,076
Innophos Holdings, Inc.	39,800	1,461
NewMarket Corp.	30,800	3,650
OM Group, Inc.*	71,375	2,375
PolyOne Corp.*	1,531,400	19,786
RPM International, Inc.	655,975	13,585
Scotts Miracle-Gro Co.	3,075	164
Solutia, Inc.*	225,600	4,086
Stepan Co.	16,800	1,133

		53,529

Construction Materials — 0.39%
Ameron International Corp.	2,594	178
Tutor Perini Corp.*	457,625	10,622

		10,800

Containers & Packaging — 0.94%
Boise, Inc.*	156,800	1,137

	Shares	Value
		($000)
Greif, Inc.	168,000	9,868
Jarden Corp.	199,525	6,397
Rock-Tenn Co.	71,700	4,076
Sealed Air Corp.	80,000	1,852
Silgan Holdings, Inc.	73,200	2,471

		25,801

Metals & Mining — 1.80%
Carpenter Technology Corp.	114,270	4,075
Century Aluminum Co.*	157,600	2,131
Coeur d’Alene Mines Corp.*	359,050	7,400
Gammon Gold, Inc.*	22,453	153
Gibraltar Industries, Inc.*	433,339	3,956
Haynes International, Inc.	175,400	6,360
James River Coal Co.*	2,149	37
Kaiser Aluminum Corp.	189,800	8,539
New Gold, Inc.*	27,189	201
Noranda Aluminum Holding Corp.*	875,000	8,681
Pan American Silver Corp.	7,125	227
RTI International Metals, Inc.*	158,515	4,930
Thompson Creek Metals Co., Inc.*	13,850	167
Universal Stainless & Alloy*	82,300	2,382

		49,239

Paper & Forest Products — 0.77%
Buckeye Technologies, Inc.	52,100	940
Domtar Corp.	139,120	11,041
Louisiana-Pacific Corp.*	808,090	6,255
PH Glatfelter Co.	79,200	985
Wausau Paper Corp.*	202,840	1,712

		20,933

Total Materials		160,302

TELECOMMUNICATION SERVICES — 0.24%
Diversified Telecommunication — 0.01%
General Communication, Inc.*	23,240	243

Diversified Telecommunication Services — 0.23%
Aviat Networks, Inc.*	273,050	1,242
Cincinnati Bell, Inc.*	504,200	1,235
EchoStar Corp.*	80,600	1,709
Loral Space & Communications, Inc.*	37,200	2,070

		6,256

Total Telecommunication Services		6,499

UTILITIES — 5.75%
Electric Utilities — 3.79%
ALLETE, Inc.	4,950	180
Black Hills Corp.	105,100	3,346
El Paso Electric Co.*	362,020	8,906
Empire District Electric Co.	266,200	5,601
Great Plains Energy, Inc.	1,036,700	19,728
Hawaiian Electric Industries, Inc.	135,080	3,045
IDACORP, Inc.	159,700	5,877
NV Energy, Inc.	395,248	5,399
OGE Energy Corp.	331,600	14,643
Pike Electric Corp.*	26,700	202
Pinnacle West Capital Corp.	169,110	6,961
PNM Resources, Inc.	628,740	7,413
Portland General Electric Co.	955,170	19,962
See accompanying notes

13

American Beacon Small Cap Value FundSM
Schedule of Investments
October 31, 2010

	Shares	Value
		($000)
TECO Energy, Inc.	9,425	166
Unisource Energy Corp.	67,200	2,357

		103,786

Gas Utilities — 1.29%
AGL Resources, Inc.	132,200	5,190
Atmos Energy Corp.	418,390	12,321
Southern Union Co.	174,200	4,378
Southwest Gas Corp.	61,300	2,131
UGI Corp.	175,000	5,266
WGL Holdings, Inc.	155,220	5,984

		35,270

Multi-Utilities — 0.67%
Avista Corp.	123,600	2,699
Vectren Corp.	6,375	175
Westar Energy, Inc.	614,000	15,534

		18,408

Total Utilities		157,464

Total Common Stock (Cost $2,272,103)		2,611,684

SHORT-TERM INVESTMENTS — 4.10% (Cost $112,188)
JPMorgan U.S. Government Money Market Fund	112,187,772	112,188

SECURITIES LENDING COLLATERAL — 2.11%
American Beacon U.S. Government Money Market Select Fund§	48,791,547	48,791
Wells Fargo Advantage Government Money Market Fund	8,952,934	8,953

Total Securities Lending Collateral(Cost $57,744)		57,744

TOTAL INVESTMENTS — 101.66% (Cost $2,442,035)		2,781,616
LIABILITIES, NET OF OTHER ASSETS — (1.66%)		(45,469)

TOTAL NET ASSETS — 100.00%		$2,736,146

*	Non-income producing security.

†	All or a portion of this security is on loan at October 31, 2010.

‡	REIT

§	The Fund is affiliated by having the same investment advisor.
Percentages are stated as a percent of net assets.
Futures Contracts
(dollars in thousands)

				Unrealized
	Number of			Appreciation/
	Contracts	Expiration Date	Value	(Depreciation)
Russell 2000 Mini Index Future	1,718	December, 2010	$120,638	$7,525

			$120,638	$7,525

See accompanying notes

14

American Beacon Small Cap Value FundSM
Statement of Assets and Liabilities
October 31, 2010 (in thousands, except share and per share amounts)

Assets:
Investments in unaffiliated securities, at value A C	$2,732,825
Investments in affiliated securities, at value B	48,791
Deposit with brokers for futures contracts	7,681
Receivable for investments sold	18,323
Dividends and interest receivable	787
Receivable for fund shares sold	2,681
Receivable for tax reclaims	2
Receivable for variation margin on open futures contracts	787
Prepaid expenses	128

Total assets	2,812,005

Liabilities:
Payable for investments purchased	8,501
Payable upon return of securities loaned	57,744
Payable for fund shares redeemed	2,860
Payable for bank overdraft	1,634
Management and investment advisory fees payable (Note 2)	3,700
Administrative service and service fees payable (Note 2)	864
Professional fees payable	26
Other liabilities	530

Total liabilities	75,859

Net assets	$2,736,146

Analysis of Net Assets:
Paid-in-capital	2,834,787
Undistributed net investment income	8,788
Accumulated net realized loss	(454,535)
Unrealized appreciation of investments and futures contracts	347,106

Net assets	$2,736,146

Shares outstanding (no par value):
Institutional Class	82,407,470

Y Class	52,394

Investor Class	52,396,459

Advisor Class	1,863,091

Retirement Class	20,863

A Class	1,041

C Class	373

AMR Class	18,059,152

Net asset value, offering and redemption price per share:
Institutional Class	$17.84

Y Class	$17.76

Investor Class	$17.40

Advisor Class	$17.33

Retirement Class	$17.23

A Class (Net asset value only)	$17.39

A Class (Offering and redemption price)	$18.45

C Class	$17.37

AMR Class	$17.76

A Cost of investments in unaffiliated securities	$2,393,244
B Cost of investments in affiliated securities	$48,791
C Market value of securities on loan	$56,425
See accompanying notes

15

American Beacon Small Cap Value FundSM
Statement of Operations
Year Ended October 31, 2010 (in thousands)

Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes)*	$33,540
Dividend income from affiliated securities	18
Interest income	11
Income derived from securities lending, net	567

Total investment income	34,136

Expenses:
Management and investment advisory fees (Note 2)	11,693
Administrative service fees (Note 2):
Institutional Class	3,959
Y Class	1
Investor Class	2,468
Advisor Class	93
Retirement Class	1
AMR Class	191
Transfer agent fees:
Institutional Class	75
Investor Class	53
Advisor Class	2
AMR Class	35
Custody and fund accounting fees	349
Professional fees	150
Registration fees and expenses	111
Service fees (Note 2):
Y Class	1
Investor Class	2,972
Advisor Class	78
Distribution fees (Note 2):
Advisor Class	78
Retirement Class	1
Prospectus and shareholder reports	313
Trustee fees	178
Other expenses	198

Total expenses	23,000

Net investment income	11,136

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) from:
Investments	174,179
Commission recapture (Note 1)	136
Futures contracts	5,466
Change in net unrealized appreciation or depreciation of:
Investments	283,071
Futures contracts	13,493

Net gain on investments	476,345

Net increase in net assets resulting from operations	$487,481

* Foreign taxes	$37
See accompanying notes

16

American Beacon Small Cap Value FundSM
Statement of Changes of Net Assets (in thousands)

	Year Ended	Year Ended
	October 31,	October 31,
	2010	2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$11,136	$13,566
Net realized gain (loss) on investments and futures contracts	179,781	(354,995)
Change in net unrealized appreciation of investments and futures contracts	296,564	625,488

Net increase in net assets resulting from operations	487,481	284,059

Distributions to Shareholders:
Net investment income:
Institutional Class	(6,896)	(13,600)
Investor Class	(2,275)	(8,841)
Advisor Class	—	(311)
AMR Class	(2,187)	(3,927)

Net distributions to shareholders	(11,358)	(26,679)

Capital Share Transactions:
Proceeds from sales of shares	942,144	529,412
Reinvestment of dividends and distributions	11,249	26,349
Cost of shares redeemed	(752,815)	(523,004)

Net increase in net assets from capital share transactions	200,578	32,757

Net increase in net assets	676,701	290,137

Net Assets:
Beginning of period	2,059,445	1,769,308

End of Period *	$2,736,146	$2,059,445

*Includes undistributed net investment income of	$8,788	$9,850

See accompanying notes

17

American Beacon Small Cap Value FundSM
Notes to Financial Statements
October 31, 2010

1. Organization and Significant Accounting Policies
          American Beacon Funds (the “Trust”), which is comprised of 19 Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Small Cap Value Fund (the “Fund”), a series of the Trust.
          American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.
     Class Disclosure
          The inception dates of the A and C Classes are May 17, 2010 and September 1, 2010, respectively.
          The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing through an intermediary
Advisor Class	Investors investing through an intermediary
Retirement Class	Investors investing through an intermediary
AMR Class	Investors in the tax-exempt retirement and benefit plans of the Manager, AMR Corporation, and its affiliates
A Class	General public and investors investing through an intermediary with applicable sales charges
C Class	General public and investors investing through an intermediary with applicable sales charges
          Administrative service fees, service fees and distribution fees vary amongst the classes as described more fully in footnote 2.
     Security Valuation
          Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.
          Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The prices of debt securities may be determined using quotes obtained from brokers.
          Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.
          Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board of Trustees (the “Board”).

18

American Beacon Small Cap Value FundSM
Notes to Financial Statements
October 31, 2010

          Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.
     Valuation Inputs
          Various inputs may be used to determine the value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 —	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.
          The Fund’s investments are summarized by level based on the inputs used to determine their values. During the period there were no significant transfers between levels. As of October 31, 2010, the Fund’s investments were classified as follows: (in thousands)

	Level 1	Level 2	Level 3	Total
Common Stock	$2,611,684	$—	$—	$2,611,684
Short Term Investments	112,188	—	—	112,188
Security Lending Collateral	57,744	—	—	57,744

Total Investments in Securities	$2,781,616	$—	$—	$2,781,616

Futures Contracts	$7,525	—	—	$7,525
     Security Transactions and Investment Income
          Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.
          Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.
     Futures Contracts
          Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.
          Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The Fund reflects this amount on the Statement of Assets and Liabilities as deposit with broker for futures contracts. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures

19

American Beacon Small Cap Value FundSM
Notes to Financial Statements
October 31, 2010

contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.
Values of Derivative Instruments not accounted for as hedging instruments as of October 31, 2010 (in thousands)

Statement of Assets and Liabilities	Asset Derivatives	Total
Unrealized appreciation of investments, futures contracts, and foreign currency	Equity Contracts*	$7,525
Effect of derivative instruments not accounted for as hedging instruments during the year ended October 31, 2010 (in thousands)

Statement of Operations	Derivative	Total
Net realized gain (loss) from futures contracts	Equity Contracts	$5,466
Change in net unrealized appreciation or depreciation of futures contracts	Equity Contracts	$13,493

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
     Dividends to Shareholders
          Dividends from net investment income of the Fund normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.
     Commission Recapture
          The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations.
     Allocation of Income, Expenses, Gains, and Losses
          Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
     Use of Estimates
          The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.
     Other
          Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

20

American Beacon Small Cap Value FundSM
Notes to Financial Statements
October 31, 2010

2. Transactions with Affiliates
     Management Agreement
          The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. Investment assets of the Fund are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manager to the unaffiliated investment advisors hired by the Manager to direct investment activities of the Fund. Management fees paid during the year ended October 31, 2010 were as follows (dollars in thousands):

		Amounts paid to
Management Fee Rate	Management Fee	Investment Advisors	Net Amounts Retained by Manager
0.30%-0.60%	$11,693	$10,416	$1,277
          As compensation for services provided by the Manager in connection with securities lending activities, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. This fee is netted against securities lending income in the Statement of Operations. During the year ended October 31, 2010, securities lending fees paid to the Manager were $94,172.
     Administrative Services Agreement
          The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.40% of the average daily net assets of the A and C Classes of the Fund, 0.30% of the average daily net assets of the Institutional, Y, Investor, Advisor, and Retirement Classes of the Fund and 0.05% of the average daily net assets of the AMR Class of the Fund. Administrative Service Fees for the A and C Classes for the period ended October 31, 2010 were less than $500.
     Distribution Plans
          The Fund, except for the Advisor, Retirement, A, and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.
          Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, Retirement, A, and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes, 0.50% of the average daily net assets of the Retirement Class, and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance. Distribution expenses for the A and C Classes for the period ended October 31, 2010 were less than $500.

21

American Beacon Small Cap Value FundSM
Notes to Financial Statements
October 31, 2010

     Service Plans
          The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, Advisor, Retirement, A and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, 0.25% of the average daily net assets of the Advisor and Retirement Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund. Service expenses for the Retirement, A, and C Classes for the period ended October 31, 2010 were less than $500.
     Brokerage Commissions
          Affiliated entities of a sub-advisor to the Fund received net commissions on purchases and sales of the Fund’s portfolio securities totaling $25,348 for the year ended October 31, 2010.
     Investment in Affiliated Funds
          The Fund may invest in the American Beacon Money Market Select Fund (the “MM Select Fund”) and the American Beacon US Government Money Market Select Fund (the “USG Select Fund”), (collectively the “Select Funds”). Cash collateral received by the Fund in connection with securities lending may be invested in the Select Funds. The Select Funds and the Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Select Funds and receives from the Select Funds an annualized fee of 0.09% of the average daily net assets of the Select Funds. During the year ended October 31, 2010, the Manager earned fees from the Select Funds totaling $16,293 on the Fund’s direct investment in the Select Funds and $76,628 from the Fund’s securities lending collateral invested in the Select Funds.
     Interfund Lending Program
          Pursuant to an exemptive order by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. During the year ended October 31, 2010, the Fund did not utilize the credit facility.
     Expense Reimbursement Plan
          The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’s average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. During the year ended October 31, 2010, the C Class waived $2. A liability has not been booked as the Manager does not intend to seek repayment of this reimbursement.
3. Federal Income and Excise Taxes
          It is the policy of the Fund to qualify as a regulated investment company, by complying with all applicable provisions of the Code and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.
          The Fund does not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

22

American Beacon Small Cap Value FundSM
Notes to Financial Statements
October 31, 2010

          Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.
          The tax character of distributions paid during the fiscal years ended October 31, 2010 and October 31, 2009 were as follows (in thousands):

	Year Ended	Year Ended
	October 31,	October 31,
	2010	2009
Distributions paid from:
Ordinary income*
Institutional Class	$6,896	$13,600
Investor Class	2,275	8,841
Advisor Class	—	311
AMR Class	2,187	3,927

Total distributions paid	$11,358	$26,679

*	For tax purposes, short-term capital gains are considered ordinary income distributions.
As of October 31, 2010, the components of distributable earnings (deficit) on a tax basis were as follows (in thousands):

Cost basis of investments for federal income tax purposes	$2,493,555

Unrealized appreciation	437,144
Unrealized depreciation	(149,083)

Net unrealized appreciation/(depreciation)	288,061

Undistributed ordinary income	6,755
Accumulated long-term gain/(loss)	(400,983)
Other temporary differences	7,525

Distributable earnings/(deficit)	$(98,642)

          Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, and reclassifications of income from real estate investment securities.
          Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.
          Accordingly, the following amounts represent current year permanent differences derived from reclassifications of income from real estate investment securities as of October 31, 2010 (in thousands):

Paid-in-capital	$—
Undistributed net investment income (loss)	(840)
Accumulated net realized gain (loss)	840
Unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	—
          At October 31, 2010 the capital loss carry forward positions for federal income tax purposes were $69,851 and $323,607 expiring in 2016 and 2017, respectively. The Fund utilized $190,117 of net capital loss carryovers for the year ended October 31, 2010. (in thousands)
4. Investment Transactions
          The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2010 were (in thousands) $1,603,697 and $1,405,879, respectively.

23

American Beacon Small Cap Value FundSM
Notes to Financial Statements
October 31, 2010

          A summary of the Fund’s direct transactions and security lending collateral transactions in the Select Funds for the year ended October 31, 2010 is set forth below (in thousands):

		October 31, 2009			October 31, 2010
	Affiliate	Shares/Market Value	Purchases	Sales	Shares/Market Value
Direct	USG Select Fund	$20,000	$5,000	$25,000	$—
Security Lending	USG Select Fund	$50,000	$409,114	$410,323	$48,791
5. Securities Lending
          The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked to market daily. Daily mark to market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark to market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.
          To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds, and other short-term investments, provided the investments meet certain quality and diversification requirements.
          Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retain 75%, 15%, and 10%, respectively, of the income generated from securities lending.
          While securities are on loan, the Fund continues to receive any income associated with that security and any gain or loss in the market price that may occur during the term of the loan.
          Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.
          As of October 31, 2010, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):

Market Value of
Securities on Loan	Non-Cash Collateral	Cash Collateral Posted by Borrower
$56,425	$—	$57,744
          Cash collateral is listed in the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities as a payable. Income earned on these investments is included in Income derived from securities lending in the Statement of Operations.

24

American Beacon Small Cap Value FundSM
Notes to Financial Statements
October 31, 2010

          Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.
6. Capital Share Transactions
          The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):
Year Ended October 31, 2010

	Institutional Class		Y Class		Investor Class		Advisor Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	26,347	$442,447	98	$1,732	15,077	$249,419	937	$15,835
Reinvestment of dividends	431	6,838	—	—	143	2,224	—	—
Shares redeemed	(16,704)	(273,902)	(46)	(788)	(14,033)	(226,469)	(1,102)	(17,989)

Net increase (decrease) in shares outstanding	10,074	$175,383	52	$944	1,187	$25,174	(165)	$(2,154)

	Retirement Class		AMR Class		A Class		C Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	22	$390	13,750	$232,298	1	$17	—	$6
Reinvestment of dividends	—	—	138	2,187	—	—	—	—
Shares redeemed	(1)	(25)	(14,762)	(233,642)	—	—	—	—

Net increase (decrease) in shares outstanding	21	$365	(874)	$843	1	$17	—	$6

Year Ended October 31, 2009

	Institutional Class		Y Class		Investor Class
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	26,973	$326,038	—	$1	11,685	$134,422
Reinvestment of dividends	1,227	13,407	—	—	813	8,704
Shares redeemed	(21,813)	(257,527)	—	—	(18,535)	(216,176)

Net increase (decrease) in shares outstanding	6,387	$81,918	—	$1	(6,037)	$(73,050)

	Advisor Class		Retirement Class		AMR Class
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	752	$8,517	—	$1	4,659	$60,433
Reinvestment of dividends	29	311	—	—	361	3,927
Shares redeemed	(1,513)	(17,313)	—	—	(2,907)	(31,988)

Net increase (decrease) in shares outstanding	(732)	$(8,485)	—	$1	2,113	$32,372

25

American Beacon Small Cap Value Fund SM
Financial Highlights
(For a share outstanding throughout the period)

						Y Class
						Year
						Ended	August
	Institutional Class					October	3 to		Investor Class
	Year Ended October 31,					31,	October		Year Ended October 31,
	2010	2009	2008	2007	2006	2010	31, 2009		2010	2009	2008	2007

Net asset value, beginning of period	$14.39	$12.53	$22.10	$22.53	$20.43	$14.37	$14.03		$14.05	$12.22	$21.62	$22.08

Income from investment operations:
Net investment income (loss)	0.08	0.10	0.25	0.22	0.19	0.14	0.00		0.03	0.08	0.20	0.16
Net gains (losses) on securities (both realized and unrealized)	3.46	1.96	(7.13)	1.10	2.94	3.36	0.34		3.37	1.91	(6.97)	1.07

Total income (loss) from investment operations	3.54	2.06	(6.88)	1.32	3.13	3.50	0.34		3.40	1.99	(6.77)	1.23

Less distributions:
Dividends from net investment income	(0.09)	(0.20)	(0.22)	(0.19)	(0.14)	(0.11)	—		(0.05)	(0.16)	(0.16)	(0.13)
Distributions from net realized gains on securities	—	—	(2.47)	(1.56)	(0.89)	—	—		—	—	(2.47)	(1.56)

Total distributions	(0.09)	(0.20)	(2.69)	(1.75)	(1.03)	(0.11)	—		(0.05)	(0.16)	(2.63)	(1.69)

Net asset value, end of period	$17.84	$14.39	$12.53	$22.10	$22.53	$17.76	$14.37		$17.40	$14.05	$12.22	$21.62

Total return A,B	24.71%	16.97%	(34.84)%	6.10%	15.80%	24.44%	2 .42	%C	24.21%	16.59%	(35.04)%	5.83%

Ratios and supplemental data:

Net assets, end of period (in thousands)	$1,470,084	$1,040,805	$826,232	$1,413,734	$1,319,024	$931	$1		$911,737	$719,239	$699,670	$1,316,188

Ratios to average net assets (annualized):
Expenses, net of waivers	0.81%	0.84%	0.81%	0.80%	0.82%	0.91%	1 .11	%D	1.18%	1.15%	1.06%	1.05%
Expenses before waivers	0.81%	0.84%	0.81%	0.80%	0.82%	0.91%	1 .11	%D	1.18%	1.15%	1.06%	1.05%
Net investment income (loss), net of waivers	0.52%	0.87%	1.36%	0.94%	0.83%	0.39%	0 .03	%D	0.17%	0.59%	1.12%	0.70%
Net investment income (loss), before waivers	0.52%	0.87%	1.36%	0.94%	0.83%	0.39%	0 .03	%D	0.17%	0.59%	1.12%	0.70%
Portfolio turnover rate	59%	61%	62%	52%	48%	59%	61	% E	59%	61%	62%	52%

A	May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net assets for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

C	Not annualized.

D	Annualized.

E	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.

F	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

26

						Retirement Class
						Year								A Class		C Class
						Ended								May		September
	Advisor Class					October	May 1 to		AMR Class					17 to		1 to
	Year Ended October 31,					31,	October		Year Ended October 31,					October		October
2006	2010	2009	2008	2007	2006	2010	31, 2009		2010	2009	2008	2007	2006	31, 2010		31, 2010

$20.04	$13.97	$12.13	$21.46	$21.94	$19.94	$13.95	$11.58		$14.32	$12.48	$22.05	$22.48	$20.38	$17.33		$15.62

0.13	0.01	0.06	0.16	0.10	0.07	0.04	(0.02)		0.18	0.11	0.33	0.30	0.27	0.00		(0.01)
2.89	3.35	1.90	(6.93)	1.07	2.88	3.28	2.39		3.38	1.97	(7.15)	1.08	2.91	0.06		1.76

3.02	3.36	1.96	(6.77)	1.17	2.95	3.32	2.37		3.56	2.08	(6.82)	1.38	3.18	0.06		1.75

(0.09)	—	(0.12)	(0.09)	(0.09)	(0.06)	(0.04)	—		(0.12)	(0.24)	(0.28)	(0.25)	(0.19)	—		—
(0.89)	—	—	(2.47)	(1.56)	(0.89)	—	—		—	—	(2.47)	(1.56)	(0.89)	—		—

(0.98)	—	(0.12)	(2.56)	(1.65)	(0.95)	(0.04)	—		(0.12)	(0.24)	(2.75)	(1.81)	(1.08)	—		—

$22.08	$17.33	$13.97	$12.13	$21.46	$21.94	$17.23	$13.95		$17.76	$14.32	$12.48	$22.05	$22.48	$17.39		$17.37

15.56%	24.05%	16.41%	(35.19)%	5.55%	15.23%	23.82%	20 .47	%C	25.00%	17.30%	(34.71)%	6.39%	16.12%	0.35	%C	11.20	%C

$1,333,814	$32,295	$28,333	$33,479	$69,112	$70,602	$360	$1		$320,715	$271,066	$209,927	$411,406	$412,857	$18		$6

1.06%	1.32%	1.31%	1.31%	1.32%	1.34%	1.54%	1.53	%D	0.57%	0.59%	0.56%	0.54%	0.55%	1.28	%D	2.10	%D
1.06%	1.32%	1.34%	1.31%	1.32%	1.34%	1.54%	1.53	%D	0.57%	0.59%	0.56%	0.54%	0.55%	1.28	%D	2.69	%D
0.59%	0.03%	0.48%	0.86%	0.43%	0.31%	(0.20)%	(0.28	)%D	0.76%	1.11%	1.62%	1.21%	1.10%	0.01	%D	(1.28	)%D
0.59%	0.03%	0.44%	0.86%	0.43%	0.31%	(0.20)%	(0.28	)%D	0.76%	1.11%	1.62%	1.21%	1.10%	0.01	%D	(1.86	)%D
48%	59%	61%	62%	52%	48%	59%	61	% E	59%	61%	62%	52%	48%	59	% F	59	% F

27

American Beacon Funds
Privacy Policy & Federal Tax Information
(Unaudited)

Privacy Policy
          The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.
          We may collect nonpublic personal information about you from one or more of the following sources:
•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.
          We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.
          We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.
Federal Tax Information
          For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended October 31, 2010, which is designated as qualifying for the dividends-received deduction, was 71.29%.
          For shareholders in the Fund, the percentage of dividend income distributed for the year ended October 31, 2010, which is designated as qualified dividend income under the Jobs Growth Tax Relief Act of 2003, was 100%. Shareholders will receive notification in January 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

28

Disclosure Regarding the Board of Trustees’ Approval of the Management
Agreement and Investment Advisory Agreements of the Fund
(Unaudited)

          At its May 25, 2010 meeting, the Board of Trustees (“Board”) considered the renewal of each existing Management Agreement between American Beacon Advisors, Inc. (the “Manager”) and the American Beacon Funds (the “Funds”) and each Investment Advisory Agreement between the Manager and a subadvisor (“Investment Advisory Agreements” and collectively with the Management Agreement, the “Agreements”). In preparation for the Board’s consideration to renew these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors and Lipper, Inc. (“Lipper”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.
          In addition, the Board’s Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee held a separate meeting on May 10, 2010 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.
          In connection with the Board’s consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees considered, among other materials, responses by the Manager and the subadvisors to inquiries requesting:
•	a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

•	a copy of the firm’s most recent audited or unaudited financial statements, as well as Parts 1 and II of its Form ADV registration statement with the SEC;

•	a summary of any material pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

•	a comparison of the performance of that portion of Fund assets managed by each firm with performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any remedial measures if the firm’s performance was materially below that of the peer group;

•	a profit/loss analysis of the firm and any actual or anticipated economies of scale in relation to the services it provides to each Fund;

•	an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

•	a description of any payments by the subadvisors to the manager to support the Funds’ marketing efforts;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	confirmation that the firm’s financial condition would not impair its ability to provide high-quality advisory services to the Funds;

•	a description of any internal actions the firm has taken or anticipates taking in light of the current and projected decrease in revenues from prior years as a result of the current economic environment that may affect or are expected to affect the services performed for the Funds;

•	a description of the scope of portfolio management services provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies, and any advantages or disadvantages that might accrue to the Funds due to the firm’s involvement in other activities;

•	a description of the personnel who are assigned primary responsibility for managing the Funds, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Funds;

•	a description of the basis upon which portfolio managers are compensated, including any “incentive” arrangements, and a description of the oversight mechanisms used to prevent a portfolio manager whose compensation is tied to performance of a Fund from taking undue risks;

•	a discussion regarding the firm’s participation in “soft dollar” arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firm’s methodology for obtaining best execution and the use of any affiliated broker-dealers;

•	a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

•	a discussion of whether the firm has identified any investment or operational matters that likely present a high risk in managing Fund assets;

•	a description of trade allocation procedures among accounts managed by the firm;

•	a discussion of whether the firm receives, with respect to the Funds, other compensation, including any payment for order flow or ECN liquidity rebates

•	a certification by the firm regarding the reasonable design of its compliance program;

•	information regarding the firm’s code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto and a related certification of compliance by the firm;

•	a description of the firm’s affiliation with any broker-dealer;

•	a discussion of any anticipated change in the firm’s controlling persons; and

•	verification of the firm’s insurance coverage with regards to the services provided to the Funds.

29

Disclosure Regarding the Board of Trustees’ Approval of the Management
Agreement and Investment Advisory Agreements of the Fund
(Unaudited)

          In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:
•	a comparison of the performance of each Fund to comparable investment companies and appropriate indices, including comments on the relative performance of, as applicable, each subadvisor and each Fund versus the respective peer group average;

•	a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

•	a comparison of advisory fees and expense ratios for comparable mutual funds;

•	an analysis of any material complaints received from Fund shareholders;

•	a description of the extent to which the Manager monitors the investment activities and financial conditions of each subadvisor to the Funds;

•	a description of the Manager’s distribution activities with respect to promoting sales of Fund shares, including any revenue sharing practices;

•	a description of the Manager’s securities lending practices and the fees received from such practices;

•	a discussion of any rebate arrangements between the Manager and a service provider to the Funds pursuant to which the Manager receives direct or indirect benefits from the service provider;

•	a description of the portfolio turnover rate and average execution costs for each Fund and, as applicable, each subadvisor to a Fund; and

•	a description of how expenses that are not readily identifiable to a particular Fund are allocated.
          In connection with the Management Agreement and each Investment Advisory Agreement, the Board also obtained an analysis provided by Lipper that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds; and (iii) each Fund’s investment advisory fees versus comparable mutual funds. For each Fund with more than one class of shares, the class of shares used for comparative purposes was the class with the longest performance history, which in most cases was the Institutional Class. References below to each Fund’s Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper.
          Provided below is an overview of the primary factors the Trustees considered at the Investment Committee meeting on May 10, 2010 at which the Trustees reviewed the investment performance of the Manager and each subadvisor and the primary factors considered by the Board at its May 25, 2010 meeting at which the Board considered the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew the Management Agreement and each Investment Advisory Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of the Agreements. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Funds and their shareholders.
Considerations With Respect to All Funds
          In determining whether to renew the Management Agreement and each Investment Advisory Agreement, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the May 25, 2010 meeting, the Board considered each Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager and (to the extent provided) the subadvisors in rendering their services and their resulting profits or losses; (4) the extent to which economies of scale have been taken into account in setting each fee schedule; (5) whether fee levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.
          Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s generally favorable long-term performance and the background and experience of key investment personnel at the Manager; the low cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the manager’s commitment to increase assets in the Funds as demonstrated, for example, by the recent substantial increase in sales personnel; the Manager’s continuing efforts to add new series and share classes to enhance the Funds’ product line; the Manager’s high quality of services; the Manager’s active role in monitoring and, as appropriate recommending additional or replacement subadvisors; and efforts made by the Manager to retain key employees and maintain staff levels.
          With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the background and experience of each subadvisor’s investment personnel responsible for managing the Funds, the size of the subadvisor and their ability to continue to attract and retain qualified investment personnel. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

30

Disclosure Regarding the Board of Trustees’ Approval of the Management
Agreement and Investment Advisory Agreements of the Fund
(Unaudited)

          Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its benchmark index(es) and peer group. The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all peer groups and universes. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Manager also noted that it generally was satisfied with the performance of the subadvisors. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”
          Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager and a subadvisor by Fund, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an individual Fund level and at an aggregate level for all Funds. The Board also considered that the Management Agreement for the Funds stipulates that, to the extent that a Fund invests all of its investable assets in another registered investment company (i.e., is a “Feeder Fund”), the Fund will not pay the Manager a management fee. Although the Board noted that, in certain cases, the fee rates paid by other clients is lower than the fee rates paid by the Funds, the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.
          The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and classes that were in place during the last fiscal year and to put in place new expense waivers and reimbursements for certain new classes of the Funds and new series of the Funds. The Board further considered that each subadvised Fund pays the Manager the amounts due to its subadvisors, and the Manager remits these amounts directly to the applicable subadvisors. The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of various Funds. The Board also noted that certain classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.
          In analyzing the cost of services and profitability for each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee a subadvisor charges for any comparable client accounts. The Board gave less weight to profitability considerations or did not view this data as imperative to its deliberations given the arm’s length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fees.
          Based on the foregoing information, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager and the subadvisors. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”
          Economies of Scale. In considering the reasonableness of the management and investment advisory fees, the Board considered whether economies of scale will be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, many subadvisors have agreed to take into account assets of AMR and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates. The Board also noted the Manager’s representation that assets in the Funds’ complex increased during 2009, primarily due to market appreciation.
          In addition, the Board noted the Manager’s representation that, due to the existing low cost structure of the Funds, further breakpoints in the management fee would not be appropriate at this time. The Board also considered that the management fee for the Money Market Funds is amongst the lowest in the industry. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee schedules for each Fund provides for a reasonable sharing of benefits from any economies of scale with the Fund.
          Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager’s relationship with the Funds and the money market portfolios continues to be a significant factor in attracting separate account assets for the Manager and the Manager’s use of the Large Cap Value Fund model for an actively managed exchange traded fund, managed by the Manager.
          In addition, the Manager noted that the Trusts also derive benefits from their association with the Manager. Specifically, the Board noted that the benefit plans of AMR Corporation, which are managed by the Manager, remain the largest or one of the largest shareholders in most of the Funds and the Manager’s representation that it provides services to each Trust at a lower than industry average cost. The Board considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Funds. The Board also considered that, with the exception of the Emerging Markets Fund, the Funds did not pay commissions to any affiliated broker-dealer of the Manager or the relevant subadvisor during the most recent fiscal years ended October 31, and December 31, 2009.
          Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.
Additional Considerations and Conclusions with Respect to Each Fund
          The performance comparisons below were made versus each Fund’s Lipper peer universe median. References to the Lipper expense universe below are to the universe of comparable mutual funds included in the analysis provided to the Trustees by Lipper.

31

Disclosure Regarding the Board of Trustees’ Approval of the Management
Agreement and Investment Advisory Agreements of the Fund
(Unaudited)

Additional Considerations and Conclusions with Respect to the Small Cap Value Fund
          In considering the renewal of the Management Agreement for the Small Cap Value Fund, the Trustees considered the following additional factors: (1) the Small Cap Value Fund outperformed the peer universe median for the one-, three-, five-and ten-year periods ended March 31, 2010; and (2) the expense ratio of the Institutional Class of Fund shares ranked better than the median of its Lipper expense universe.
          In considering the renewal of the Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow”), Brandywine Global Investment Management, LLC (“Brandywine”), Dreman Value Management, LLC (“Dreman”), Hotchkis and Wiley Capital Management, LLC (“Hotchkis”), Metropolitan West Capital Management, LLC (“MetWest”), Opus Capital Group, LLC (“Opus”) and The Boston Company Asset Management, LLC (“TBC”), the Trustees considered the following additional factors: (1) Barrow outperformed the peer universe median for the one-, three- and five-year periods ended March 31, 2010; (2) Brandywine outperformed the peer universe median for the ten-year period ended March 31, 2010, but underperformed for the one-, three- and five-year periods; (3) management’s representation that although Brandywine’s annualized performance for the one-, three- and five-year periods was below the peer universe median due to poor investment results in 2007 and 2009, Brandywine has outperformed the Fund’s benchmark index for the past three out of four years; (4) Hotchkis outperformed the peer universe median for the one- and ten-year periods, but underperformed for the three- and five-year periods; (5) management’s explanation that Hotchkis’ underperformance was due, in part, to large exposure to the homebuilders sector in 2006 and 2007 and poor stock selection in the financials and industrials sectors in 2008; (6) Hotchkis’ performance for the twelve months ended March 31, 2010 outperformed the Lipper Small Cap Value index; (7) Opus outperformed the peer universe median for the three-year period ended March 31, 2010, but underperformed for the one- and five-year periods; (8) TBC outperformed the peer universe median for the three- and five-year periods ended March 31, 2010, but underperformed for the one-year period; (9) management’s explanation of the reasons for Hotchkis’s, Brandywine’s and Barrow’s underperformance; (10) Dreman and MetWest have not been allocated a portion of Fund assets to date; (11) representations by each subadvisor regarding fee rates charged by the subadvisor to other comparable clients; (12) whether the subadvisors use Fund commissions to obtain proprietary or third-party research; and (13) the Manager’s recommendation to continue to retain each subadvisor.
          Based on these and other considerations the Trustees (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable, (2) determined that the Small Cap Value Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Small Cap Value Fund.

32

Trustees and Officers of the American Beacon Funds
(Unaudited)

          The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-three funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Position, Term of
Office and Length
	of Time Served	Principal Occupation(s) During Past 5 Years
Name, Age and Address	with the Trust	and Current Directorships

INTERESTED TRUSTEES
Term
Lifetime of Trust
until removal,
resignation or
retirement*

Alan D. Feld** (73)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (1960-Present); Director, Clear Channel Communications (1984-2008); Trustee, CenterPoint Properties (1994- 2006); Member, Board of Trustees, Southern Methodist University; Member, Board of Visitors, M.D. Anderson Hospital; Board of Visitors, Zale/Lipshy Hospital; Trustee, American Beacon Mileage Funds (1996-present); Trustee, American Beacon Select Funds (1999-present); Trustee, American Beacon Master Trust (1996-present).

NON-INTERESTED
TRUSTEES	Term
Lifetime of Trust
until removal,
resignation or
retirement*

W. Humphrey Bogart (66)	Trustee since 2004	Board Member, Baylor University Medical Center Foundation (1992-2004); Consultant, New River Canada Ltd. (mutual fund servicing company) (1998- 2003); President and CEO, Allmerica Trust Company, NA (1996-1997); President and CEO, Fidelity Investments Southwest Company (1983-1995); Senior Vice President of Regional Centers, Fidelity Investments (1988-1995); Trustee, American Beacon Mileage Funds (2004-present); Trustee, American Beacon Select Funds (2004-present); Trustee, American Beacon Master Trust (2004- present).

Brenda A. Cline (49)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, Texas Christian University (1998-Present); Trustee, W.I. Cook Foundation, Inc. (d/b/a Cook Children’s Health Foundation) (2001-2006); Director, Christian Church Foundation (1999- 2007); Trustee, American Beacon Mileage Funds (2004-present); Trustee, American Beacon Select Funds (2004-present); Trustee, American Beacon Master Trust Funds (2004-present).

Eugene J. Duffy (56)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994- Present); Director, Sunrise Bank of Atlanta (2008-Present); Chairman, Special Contributions Fund Board of Trustees, National Association for the Advancement of Colored People (2007-Present); Trustee, National Association for the Advancement of Colored People (2000-Present); Board of Visitors, Emory University (2006-Present); Trustee, Atlanta Botanical Garden (2006-Present); Board Member, Willie L. Brown Jr. Institute on Politics and Public Service (2001- Present); Chair, National Association of Securities Professionals (2000-2002); Deputy Chief Administrative Officer, City of Atlanta (1985-1990); Trustee, American Beacon Mileage Funds (2008-present); Trustee, American Beacon Select Funds (2008-present); Trustee, American Beacon Master Trust (2008- present).

33

Trustees and Officers of the American Beacon Funds
(Unaudited)

Position, Term of
Office and Length
	of Time Served	Principal Occupation(s) During Past 5 Years
Name, Age and Address	with the Trust	and Current Directorships

Thomas M. Dunning (68)	Trustee since 2008	Consultant, (2008-Present); Chairman (1998-2008) and Chief Executive Officer (1998-2007), Lockton Dunning Benefits (consulting firm in employee benefits); Director, Oncor Electric Delivery Company LLC (2007-present); Director, Baylor Health Care System Foundation (2007-present); State Vice Chair, State Fair of Texas (1987-present); Board Member, Southwestern Medical Foundation (1994-present); Trustee, American Beacon Mileage Funds (2008-present); Trustee, American Beacon Select Funds (2008-present); Trustee, American Beacon Master Trust (2008-present).

Richard A. Massman (67)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present), Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities). Chairman (2007-Present) and Director (2005-Present), The Dallas Opera Foundation; Chairman (2006-2009) and Director (2005-Present), Temple Emanu-El Foundation; Trustee, Presbyterian Hospital Foundation (2006-Present); Trustee, American Beacon Mileage Funds (2004-present); Trustee, American Beacon Select Funds (2004- present); Trustee, American Beacon Master Trust (2004-present).

R. Gerald Turner (64) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas 75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, ChemFirst (1986-2002); Director, J.C. Penney Company, Inc. (1996-Present); Director, California Federal Preferred Capital Corp. (2001-2003); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting Investment Partners, LLC (2003-2007); Member, Salvation Army of Dallas Board of Directors; Member, Methodist Hospital Advisory Board; Co-Chair, Knight Commission on Intercollegiate Athletics; Trustee, American Beacon Mileage Funds (2001-present); Trustee, American Beacon Select Funds (2001- present); Trustee, American Beacon Master Trust (2001-present).

Paul J. Zucconi,CPA (70)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-present); Director, Titanium Metals Corporation (producer of titanium melted and mill products and sponge) (2002- present); Director, Torchmark Corporation (life and health insurance products) (2002- present); Director, National Kidney Foundation of North Texas (2003-Present); Director, Dallas Chapter of National Association of Corporate Directors (2004- Present); Partner, KPMG (1976-2001); Trustee, American Beacon Mileage Funds (2008-present); Trustee, American Beacon Select Funds (2008-present); Trustee, American Beacon Master Trust (2008-present).

OFFICERS
Term
One Year

William F. Quinn** (62)	Executive Vice President from 2007 to 2008 and 2009 to Present President from 1987 to 2007 and 2008 to 2009 Trustee from 1987 to 2008	Executive Chairman (2009-Present), Chairman (2006-2009) and CEO (2006- 2007), President (1986-2006) and Director (2003-Present), American Beacon Advisors, Inc.; Chairman (1989-2003) and Director (1979-1989, 2003-Present), American Airlines Federal Credit Union; Director, Hicks Acquisition I, Inc. (2007- 2009); Director, Crescent Real Estate Equities, Inc.(1994-2007); Director, Pritchard, Hubble & Herr, LLC (investment advisor) (2001-2006); Director of Investment Committee, Southern Methodist University Endowment Fund (1996- Present); Member, Southern Methodist University Cox School of Business Advisory Board (1999-2002); Member, New York Stock Exchange Pension Manager Committee (1997-1998, 2000-2002, 2006-Present); Chairman (2007- Present) and Vice Chairman (2004-2007), Committee for the Investment of Employee Benefits; Director, United Way of Metropolitan Tarrant County (1988- 2000, 2004-Present); Trustee, American Beacon Mileage Funds (1995-2008); Trustee, American Beacon Select Funds (1999-2008); Trustee, American Beacon Master Trust (1995-2008); Director, American Beacon Global Funds SPC (2002- present); Director, American Beacon Global Funds plc (2007-2009).

34

Trustees and Officers of the American Beacon Funds
(Unaudited)

Position, Term of
Office and Length
	of Time Served	Principal Occupation(s) During Past 5 Years
Name, Age and Address	with the Trust	and Current Directorships

Gene L. Needles, Jr. (55)	President 2009 to Present and Executive Vice President 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President (2008-2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), Managing Director of Sales (2002-2003), National Sales Manager (1999-2002), and Regional Sales Manager (1993-1999), AIM Distributors.

Rosemary K. Behan (51)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006- Present); Assistant General Counsel, First Command Financial Planning, Inc. (2004-2006); Attorney (1995-2004), Securities and Exchange Commission.

Brian E. Brett (50)	VP since 2004	Vice President, Director of Sales and Marketing, American Beacon Advisors, Inc. (2004-Present); Regional Vice President, Neuberger Berman, LLC (investment advisor) (1996-2004).

Wyatt Crumpler (44)	VP since 2007	Vice President, Asset Management, American Beacon Advisors, Inc. (2007- Present); Managing Director of Corporate Accounting (2004-2007), Director of IT Strategy and Finance (2001-2004), American Airlines, Inc.

Michael W. Fields (56)	VP since 1989	Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-Present); Director American Beacon Global Funds SPC (2002-present); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (49)	Treasurer since 2010	Vice President, Finance and Accounting (2010-Present), Controller (2005-2009), Assistant Controller (1998-2004), American Beacon Advisors, Inc.

Terri L. McKinney (47)	VP since 2009	Vice-President, Enterprise Services (2009-Present), Managing Director (2003- 2009), Director of Marketing & Retail Sales (1996-2003), American Beacon Advisors, Inc.; Vice-President, Board of Trustees (2008-Present), Trustee (2006- 2008) Down Syndrome Guild of Dallas.

Jeffrey K. Ringdahl (35)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice- President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

Christina E. Sears (39)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Senior Compliance Analyst, American Beacon Advisors, Inc. (1998-2004).

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.

**	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust’s and Master Trust’s sub-advisors.

35

This page intentionally left blank.

36

This page intentionally left blank.

37

Delivery of Documents
eDelivery is NOW AVAILABLE — Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at
www.americanbeaconfunds.com
If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.
To obtain more information about the Fund:

By E-mail:
american_beacon.funds@ambeacon.com
On the Internet:
Visit our website at www.americanbeaconfunds.com

By Telephone:
Institutional, Y, Investor, Advisor and Retirement Classes
Call (800) 658-5811
AMR ClassSM
Call (800) 345-2345
By Mail:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules
In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, NW, Washington, DC 20549. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available on the Funds’ website (www.americanbeaconfunds.com) approximately twenty days after the end of each month.
Availability of Proxy Voting Policy and Records
A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website (www.americanbeaconfunds.com) and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

Custodian	Transfer Agent	Independent Registered	Distributor
State Street Bank and	Boston Financial Data	Public Accounting	Foreside Fund Services,
Trust	Services	Firm	LLC
Boston, Massachusetts	Kansas City, Missouri	Ernst & Young LLP	Portland, Maine
Dallas, Texas
This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.
American Beacon Funds and American Beacon Small Cap Value Fund are service marks of American Beacon Advisors, Inc.
AR 10/10
SV1010

G U I D A N C E | V I S I O N | E X P E R I E N C E

American Beacon FUNDS℠

Annual Report

October 31, 2010

EMERGING MARKETS FUND

INTERNATIONAL EQUITY FUND

About American Beacon Advisors
Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.
Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Contents

President’s Message	1

Market and Performance Overview	2

Schedules of Investments:

Emerging Markets	11
International Equity	16

Additional Information	Back Cover

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.
Investing in foreign equities entails additional risk not associated with domestic equities, such as currency fluctuations, economic and political instability and differences in accounting standards. The risks of investing in foreign equities are heightened when investing in emerging markets.

American Beacon Funds	October 31, 2010

Fellow Shareholders,
     As the global economic recovery fluctuated over the past 12 months, one theme prevailed: investments placed with experienced, forward-thinking managers can still benefit. Opportunity abounds for those with the foresight to know how to capitalize on changing market conditions. It’s no coincidence that this theme also goes to the heart of the American Beacon Funds investment philosophy.
It’s a philosophy that has continued to serve our shareholders well. For the 12 months ended October 31, 2010, the American Beacon Emerging Markets Fund (Institutional Class) reported a return of 23.36%, while the American Beacon International Equity Fund (Institutional Class) returned 10.81% over the same period. Please note that the recent growth rate in the stock market has helped to produce short-term increases that are not typical and may not continue in the future.
While we keep a watchful eye on your investment in our funds, we also remain focused on seeking out new opportunities to help keep your financial goals on course. This is what guides the composition of American Beacon Funds’ product line-up. It is also what led to the addition of several new funds this past year: the American Beacon Zebra Large Cap and the Zebra Small Cap Equity Funds, which use a proprietary strategy to attempt to capture a unique source of equity return—the liquidity premium. We also recently added the American Beacon Evercore Small Cap Equity Fund, which relies on a fundamental bottom-up investment approach and is managed by the well-regarded Evercore Asset Management, LLC.
Continuously searching for new ways to serve our fellow shareholders’ needs is our commitment to you, a commitment we summarize as: Oversight 360. Ours is a continuous commitment to cast a thoughtful and analytical eye over all the factors that influence our investments.
We want to thank you for your continued investment in the American Beacon Funds. As you review the enclosed market overview, portfolio listings, and detailed financial data, please know that we remain dedicated to offering you both the level of superior service and knowledgeable investment management you’ve come to expect from us.
To obtain further details about the American Beacon Funds family or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President American Beacon Funds

Securities of these Funds may only be sold by offering each Funds’ Prospectus and Summary Prospectus. You should consider the investment objectives, risks, fees and expenses of any mutual fund carefully before investing. This and other information is available in each Funds’ Prospectus and Summary Prospectus which you may obtain at www.americanbeaconfunds.com or by calling 1-800-967-9009. Please read the Prospectus and Summary Prospectus carefully before investing. Distributed by Foreside Fund Services, LLC.
There is no guarantee that the Funds’ investment objective will be met. At times, certain securities held by the American Beacon Zebra Large Cap Equity and Small Cap Equity Funds may have limited marketability and may be difficult to sell. Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Because the American Beacon Evercore Small Cap Equity Fund is a focused portfolio of fewer companies, the increase or decrease of the value of a single stock may have a greater impact on the Fund’s NAV and total return when compared to other diversified funds.

1

Emerging Markets Overview
October 31, 2010 (Unaudited)

          For the 12 months ended October 31, 2010, the MSCI Emerging Markets Index produced a return of 23.56% Throughout much of the past year, risk aversion stemming from poor economic data releases and exhilaration resulting from central bank intervention oscillated financial markets back and forth. To this point, global equities bounced sharply off their lows in early July as positive European bank stress test results signaled that the worst of the European debt crisis had passed. Second quarter corporate earnings also surprised on the upside, adding to hopes that the global economy was still on the road to recovery. However, in August, risk aversion reemerged on the back of rapidly deteriorating economic data, particularly in the U.S. At the same time, sovereign debt rating cuts and outlook downgrades within the Eurozone reignited European sovereign debt fears. In response to this weakening backdrop, the U.S. Federal Reserve announced it would reinvest its maturing agency and mortgage-backed securities into Treasuries and would stand by to assist the U.S. economic recovery with further quantitative easing if need be.
          Against this backdrop, Emerging Market equities outperformed developed markets for the year, as investors sought out markets with economies that offered greater growth potential. The Emerging Europe, Middle East and North Africa region led regional gains returning 24.8%. Latin America and Emerging Asia followed returning 23.5% and 23.0%, respectively.
          China tightened lending policies just enough to moderate the pace of loan growth and remove some of the froth from its property market. While the government has indicated a willingness to remove the peg to the U.S. dollar and allow a strengthening of the currency, evidence points to a prolonged and moderate appreciation of the Yuan. China surpassed Japan to become the world’s second largest economy, a reminder of the country’s critical role to the global economic recovery.
          The next six to 12 months will be challenging for EM Central Banks as rising food inflation continues in emerging Asia. An effort to stem inflationary pressures with tightening monetary policy could spark continued foreign investment flows attracted to higher yields, denting export pricing competitiveness. Brazil is contemplating further taxation of foreign inflows on top of its current 4% surcharge to mitigate further currency appreciation.
          All told, emerging markets have performed relatively well compared to the G7. Still, there has been a notable shift in favor of domestic demand versus cyclical sectors that are more exposed to trade. China, for instance, has curbed credit expansion to dampen speculative property investing. Lending has been robust, and many Chinese banks could be forced to raise capital to support future growth and protect balance sheets from loan losses
          Still, the outlook for Emerging Markets remains positive. With a burgeoning middle class, pent up consumer demand, and young populations, emerging markets appear unmatched in their prospective return on investment. The staggering growth of emerging market economies has led to a new dynamic in global consumerism. Increasing wealth and modernization across these markets is creating a new global middle class, which will likely become tomorrow’s most important consumer base.

2

Performance Overview
American Beacon Emerging Markets FundSM
October 31, 2010 (Unaudited)

          The Institutional Class of the Emerging Markets Fund returned 23.36% for the twelve months ended October 31, 2010. The Fund underperformed the MSCI Emerging Markets Index (“Index”) return of 23.56% and the Lipper Emerging Markets Funds Index return of 26.39% for the period.
Comparison of Change in Value of a $10,000 Investment
For The Period From 10/31/00 Through 10/31/10

				Value of
	Total Returns			$10,000
	Periods Ended 10/31/10			10/31/00-
	1 Year	5 Years	10 Years	10/31/10
Institutional Class(1,7)	23.36%	13.73%	14.68%	$39,347
Y Class (1,2,7)	23.19%	13.70%	14.67%	32,103
Investor Class(1,3,7)	22.85%	13.35%	14.40%	38,384
A Class with sales Charge(1,4,7)	15.61%	11.99%	13.70%	29,516
A Class without sales Charge(1,4,7)	22.68%	13.32%	14.38%	31,316
C Class with sales Charge(1,5,7)	21.60%	13.30%	14.37%	31,294
C Class without sales Charge(1,5,7)	22.60%	13.30%	14.37%	31,294
AMR Class(1,7)	23.47%	13.98%	14.95%	40,268
MSCI Emg Mkts Index (6)	23.56%	14.94%	14.62%	39,152
Lipper Emg Mkts Funds Index(6)	26.39%	13.27%	14.06%	37,283

1.
Performance shown is historical and may not be indicative of future returns. Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2.
Fund performance for the one-year, five-year, and ten-year periods represent the returns achieved by the Institutional Class from 10/31/00 up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/00.

3.
Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 10/31/00 up to 10/1/02, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the Investor Class been in existence since 10/31/00. A portion of the fees charged to the Investor Class of the Fund was waived in 2004 and 2005 and recouped in 2006. Performance prior to fee waivers and fee recoupment is different than the actual returns shown.

4.
Fund performance for the one-year, five-year, and ten-year periods represent the returns achieved by the Institutional Class from 10/31/00 through 10/1/02, the Investor Class from 10/1/02 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional and Investor Classes. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/00. The maximum sales charge for A Class is 5.75%.

5.
Fund performance for the one-year, five-year, and ten-year periods represent the returns achieved by the Institutional Class from 10/31/00 through 10/1/02, the Investor Class from 10/1/02 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional and Investor Classes. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/00. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.
The MSCI Emerging Markets Index is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa. The Lipper Emerging Markets Funds Index tracks the results of the 30 largest mutual funds in the Lipper Emerging Market Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

7.
The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, C, and AMR Class shares was 1.67%, 1.77%, 1.97%, 2.17%, 2.72%, and 1.43%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

          The Fund underperformed the Index over the twelve-month period as a result of poor stock selection and the Fund’s cash balances returning less than the Index. Country allocation added value for the period.
          Stock selections in South Korea, Taiwan, and South Africa led to the relative underperformance, more than offsetting positive selections in India. In

3

Performance Overview
American Beacon Emerging Markets FundSM
October 31, 2010 (Unaudited)

South Korea, investment in Tong Yang Life Insurance (down 9.9%) contributed to the relative underperformance. Detractors in Taiwan included Transcend Information, Inc. (down 20.8% during the period it was held by the Fund) and Cathay Financial Holding Co. Ltd. (down 7.7%), and in South Africa, ArcelorMittal South Africa Ltd. (down 13.5%) underperformed. Positive contributors in India, such as State Bank of India (up 54.1%), Glenmark Pharmaceuticals Ltd. (up 59.9% during the period it was held by the Fund), and Bank of India (up 57.1%) added value for the period.
          Relative contribution from country allocation was positive for the twelve-month period, as a result of overweighting Thailand and Turkey (up 61.8% and 54.7%, respectively), and underweighting Russia (up 13.4%). Null weighting Chile and Colombia (up 58.2% and 74.4%, respectively) detracted from performance for the period.
          The Fund’s basic philosophy remains focused on investing in attractively valued companies with above-average earnings growth expectations.
Top Ten Holdings

% of
Net Assets
Samsung Electronics Co. Ltd.	2.4%
Petroleo Brasileiro S.A.	2.4%
Itau Unibanco Banco Holding S.A.	1.5%
Vale S.A.	1.5%
America Movil, S.A.B. de C.V.	1.5%
Gazprom OAO	1.4%
China Mobile Ltd.	1.4%
Reliance Industries Ltd.	1.3%
China Construction Bank Corp.	1.2%
LUKOIL Oil Co.	1.2%
Sector Allocation

% of Equities
Financials	27.4%
Information Technology	11.9%
Materials	11.4%
Telecommunication Services	11.3%
Energy	9.2%
Industrials	9.0%
Consumer Staples	7.7%
Consumer Discretionary	7.3%
Utilities	2.6%
Health Care	2.2%
Country Allocation

% of
Equities
Hong Kong/China	16.7%
South Korea	14.8%
Brazil	14.0%
India	9.7%
Taiwan	9.3%
South Africa	8.1%
Russia	5.0%
Mexico	4.3%
Indonesia	3.0%
Poland	3.0%
Thailand	2.5%
Turkey	2.5%
Malaysia	1.8%
Philippines	1.4%
Peru	1.0%
Egypt	0.9%
Hungary	0.7%
Czech Republic	0.4%
Lebanon	0.3%
Singapore	0.3%
Argentina	0.1%
United Kingdom	0.1%
Israel	0.1%
United States	0.0%

4

Fund Expenses
American Beacon Emerging Markets FundSM
October 31, 2010 (Unaudited)

Fund Expense Example
          As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as redemption fees, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
          The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2010 through October 31, 2010.
Actual Expenses
          The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.
Hypothetical Example for Comparison Purposes
          The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.
          You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as redemption fees. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period*
	5/1/10	10/31/10	5/1/10-10/31/10
Institutional Class
Actual	$1,000.00	$1,104.78	$7.16
Hypothetical#	$1,000.00	$1,018.40	$6.87

Y Class
Actual	$1,000.00	$1,104.11	$7.48
Hypothetical#	$1,000.00	$1,018.10	$7.17

Investor Class
Actual	$1,000.00	$1,102.62	$9.49
Hypothetical#	$1,000.00	$1,016.18	$9.10

AMR Class
Actual	$1,000.00	$1,105.06	$7.64
Hypothetical#	$1,000.00	$1,017.95	$7.32

A Class**
Actual	$1,000.00	$1,179.34	$8.87
Hypothetical#	$1,000.00	$1,014.84	$8.24

C Class**
Actual	$1,000.00	$1,106.29	$4.40
Hypothetical#	$1,000.00	$1,004.11	$4.25

*
Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.35%, 1.41%, 1.79%, 1.44%, 1.78% and 2.54% for the Institutional, Y, Investor, AMR, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half year period.

#	5% return before expenses

**
Beginning account value is the inception date of 5/17/10 and 9/1/10 for the A and C Classes, respectively. Expenses are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the period (168 and 61) for the A and C Classes, respectively by the days in the year (365).

5

International Equity Market Overview
October 31, 2010 (Unaudited)

          For the 12 months ended October 31, 2010, the MSCI EAFE Index produced a return of 8.36% During this time, global equities generally advanced against a backdrop of heightened volatility and an uneven global economic recovery. Developed markets grew at a more subdued pace, with demand recovery and rising asset prices heavily underpinned by government-sponsored, liquidity-enhancing measures. This official intervention took its toll on the balance sheets of developed nations, and growing concerns of potential sovereign defaults in several European countries significantly roiled equity markets.
          Most developed market policymakers kept interest rates at historically low levels and began quantitative easing programs. This flooded the financial system with new money through direct asset purchases. The measures buoyed equities throughout the world markets. Headline growth continued to recover and corporate earnings rebounded sharply. However, critical economic fundamentals such as employment, home prices and credit creation all remained substantially depressed. This led many investors to question the true health of the global economy and the sustainability of the recovery.
          Yet, a handful of economic indicators fueled optimism that the underpinnings of the global economy were sound. During the first quarter, for example, the German IFO survey of business confidence registered 98.1, its highest level since June 2008. In addition, Japan staged the beginnings of a bear market rally. A surge in exports supported a more optimistic growth forecast and the Bank of Japan (BOJ) resumed quantitative easing to keep pressure off the yen.
          Most markets were helped by the U.S. Federal Reserve’s policy of keeping interest rates low. After a strong rally from early February through mid-April, developed-market equities corrected rather sharply during the balance of the second quarter. The MSCI EAFE Index declined in each of the three months of the quarter, with the May reading dropping the most since early 2009 as a result of concerns surrounding Europe and China. Europe’s ongoing debt problem weighed heavily on international equity markets, while U.S. dollar-based losses were compounded by weak currencies, except in Japan where the yen rose against the U.S. dollar. The risk trade remained dormant due to several factors, including Europe’s tenuous financial situation, tension in the Middle East and Korea, the Gulf of Mexico oil disaster, and weak U.S. job creation. Germany introduced a 10-month ban on naked short-selling, and the European and U.S. governments made progress in instituting regulations that would limit hedge fund and banking activity. All of this had a negative, albeit temporary, effect on the global financials sector.
          However, global equities surged during the third quarter, with September setting records not seen since the Depression in many markets. European banks rallied, as the less than strenuous stress test yielded few risks in the sector. With only seven banks found to be short of capital totaling 3.5 billion euros, investors moved to take long positions in the sector. Higher-risk markets that had been heavily sold off (Spain, Italy and Portugal) posted solid returns. However, revelations about Ireland’s continued financial crisis crimped sentiment later in the period. Japan struggled against a resilient yen that has forced the Bank of Japan to announce a quantitative easing program aimed at helping the export sector. A weaker U.S. dollar complemented base currency performance and also helped lift commodity stocks during the period. There were cautionary signs amidst this most recent rally, however. Earnings momentum began to slow and 2011 forecasts had begun to decline due to rising raw material prices, more challenging comparables, and questionable demand.
          Developed market equities continued to grind higher during October as the “risk on” trade continued against the backdrop of expected Fed QE2 (further quantitative easing) in early November. The euro area markets along with the U.K. outperformed Asia, as both Japan and Australia lagged during the period. The quarterly earnings season began during the month with early signs pointing to a mixed picture. While some companies continued to outperform expectations, the outlook statements in a variety of sectors pointed to a slowing trajectory of GDP growth globally in the next 12 months, potentially holding back sequential EPS growth.

6

Performance Overview
American Beacon International Equity FundSM
October 31, 2010 (Unaudited)

          The Institutional Class of the International Equity Fund returned 10.81% for the twelve months ended October 31, 2010. The Fund outperformed the MSCI EAFE Index (“Index”) return of 8.36% but underperformed the Lipper International Funds Index return of 12.98% for the period.
Comparison of Change in Value of a $10,000 Investment
For The Period From 10/31/00 Through 10/31/10

				Value of
	Annualized Total Returns			$10,000
	Periods Ended 10/31/10			10/31/00-
	1 Year	5 Years	10 Years	10/31/10
Institutional Class(1,8)	10.81%	3.84%	5.28%	$16,726
Y Class(1,2,8)	10.70%	3.82%	5.27%	16,710
Investor Class(1,8)	10.36%	3.54%	5.03%	16,338
Advisor Class(1,3,8)	10.13%	3.25%	4.81%	15,989
Retirement Class(1,4,8)	9.93%	3.21%	4.79%	15,961
A Class with sales charge(1,5,8)	3.91%	2.30%	4.40%	15,381
A Class without sales charge(1,5,8)	10.23%	3.52%	5.02%	16,318
C Class with sales charge(1,6,8)	9.03%	3.48%	5.00%	16,289
C Class without sales charge(1,6,8)	10.03%	3.48%	5.00%	16,289
AMR Class(1,8)	11.05%	4.11%	5.54%	17,141
Lipper Int’l. Funds Index(7)	12.98%	4.85%	4.24%	15,139
MSCI EAFE Index (7)	8.36%	3.31%	3.17%	13,669

1.	Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2.	Fund performance for the five-year and ten-year periods represents the total returns achieved by the Institutional Class from 10/31/00 up to 8/3/09, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/00.

3.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/00 up to 5/1/03, the inception date of the Advisor Class, and the returns of the Advisor Class since its inception. Expenses of the Advisor Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the Advisor Class been in existence since 10/31/00. A portion of the fees charged to the Advisor Class of the Fund was waived through 2007. Performance prior to waiving fees was lower than the actual returns shown for periods through 2007.

4.	Fund performance for the five-year and ten-year periods represents the total returns achieved by the Investor Class from 10/31/00 through 4/30/03 and the Advisor Class from 5/1/03 up to 5/1/09, the inception date of the Retirement Class, and the returns of the Retirement Class since its inception. Expenses of the Retirement Class are higher than those of the Advisor and Investor Classes. As a result, total returns shown may be higher than they would have been had the Retirement Class been in existence since 10/31/00.

5.	Fund performance for the one-year, five-year, and ten-year periods represents the total returns achieved by the Investor Class from 10/31/00 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/00. The maximum sales charge for A Class is 5.75%.

6.	Fund performance for the one-year, five-year, and ten-year periods represents the total returns achieved by the Investor Class from 10/31/00 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/00. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

7.	The Lipper International Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index. The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada.

8.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, Retirement, A, C, and AMR Class shares was 0.74%, 0.70%, 1.06%, 1.46%, 1.49%, 1.24%, 1.99%, and 0.49%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

7

Performance Overview
American Beacon International Equity FundSM
October 31, 2010 (Unaudited)

          The Fund outperformed the Index by 2.45% over the twelve-month period due to stock selection and country allocation.
          Stock selections within the United Kingdom, Japan, and South Korea benefited the Fund’s relative performance. In the United Kingdom, the Fund added value through investments in Rolls-Royce Group plc (up 39.0%) and Informa plc (up 49.4%). Fanuc Ltd. (up 71.2%) and Daito Trust Construction Co. Ltd. (up 48.4%) in Japan and Hyundai Heavy Industries Co. Ltd. (up 136.6%) and Hyundai Mobis (up 48.3%) in South Korea also contributed to the Fund’s relative outperformance. Stock selections in Hong Kong and Australia detracted from relative performance, including Esprit Holdings Ltd. (down 16.5%) in Hong Kong and Nufarm Ltd. (down 48.5% for the period the Fund owned the security) and BlueScope Steel Ltd. (down 26.2%) in Australia.
          Country allocation contributed positively to relative performance, specifically underweighting Spain (down 8.6%) and overweighting Singapore (up 30.7%), though the Fund lost value through underweighting Australia (up 12.5%) during the period.
          Although economic and market conditions vary from period to period, the Fund’s primary strategy of investing in undervalued companies with above-average earnings growth expectations remains consistent.
Top Ten Holdings

% of
Net Assets
Sanofi-Aventis S.A.	2.4%
HSBC Holdings plc	2.1%
Royal Dutch Shell plc	1.9%
Siemens AG	1.8%
DBS Group Holdings Ltd.	1.7%
Novartis AG	1.7%
Vodafone Group plc	1.6%
GlaxoSmithKline plc	1.5%
UBS AG	1.5%
Roche Holding Ltd.	1.8%
Sector Allocation

%
Financials	22.3%
Industrials	16.3%
Consumer Discretionary	13.0%
Materials	9.5%
Health Care	9.3%
Energy	8.3%
Telecommunication Services	6.8%
Information Technology	5.9%
Consumer Staples	5.7%
Utilities	2.9%
Regional Allocation*

*	shown as a percentage of equities

Region

Europe	70.5%
Asia	26.9%
North America	1.9%
Middle East	0.7%

8

Fund Expenses
American Beacon International Equity FundSM
October 31, 2010 (Unaudited)

Fund Expense Example
          As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as redemption fees, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
          The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2010 through October 31, 2010.
Actual Expenses
          The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.
Hypothetical Example for Comparison Purposes
          The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
          Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.
          You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as redemption fees. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period*
	5/1/10	10/31/10	5/1/10-10/31/10
Institutional Class
Actual	$1,000.00	$1,058.41	$3.68
Hypothetical#	$1,000.00	$1,021.63	$3.62

Y Class
Actual	$1,000.00	$1,057.26	$4.25
Hypothetical#	$1,000.00	$1,021.07	$4.18

Investor Class
Actual	$1,000.00	$1,055.95	$5.60
Hypothetical#	$1,000.00	$1,019.76	$5.50

Advisor Class
Actual	$1,000.00	$1,054.82	$6.53
Hypothetical#	$1,000.00	$1,018.85	$6.41

Retirement Class
Actual	$1,000.00	$1,053.60	$7.51
Hypothetical#	$1,000.00	$1,017.90	$7.38

AMR Class
Actual	$1,000.00	$1,059.34	$2.39
Hypothetical#	$1,000.00	$1,022.89	$2.35

A Class**
Actual	$1,000.00	$1,159.83	$6.18
Hypothetical#	$1,000.00	$1,017.28	$5.78

C Class**
Actual	$1,000.00	$1,104.58	$3.44
Hypothetical#	$1,000.00	$1,005.03	$3.33

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.71%, 0.82%, 1.08%, 1.26%, 1.45%, 0.46%, 1.25% and 1.99% for the Institutional, Y, Investor, Advisor, Retirement, AMR, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half year period.

#	5% return before expenses.

**	Beginning account value is the inception date of 5/17/10 and 9/1/10 for the A and C Classes, respectively. Expenses are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the period (168 and 61) for the A and C Classes, respectively by the days in the year (365).

9

American Beacon Funds
Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
American Beacon Emerging Markets Fund and American Beacon International Equity Fund:
We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of the American Beacon Emerging Markets Fund and the American Beacon International Equity Fund (two of the funds constituting the American Beacon Funds) (collectively, the “Funds”), as of October 31, 2010, and the related statements of operations for the year then ended, the statements of changes of net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon Emerging Markets Fund and the American Beacon International Equity Fund at October 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Dallas, Texas
December 23, 2010

10

American Beacon Emerging Markets FundSM
Schedule of Investments
October 31, 2010

	Shares	Value
		($000)
ARGENTINA — 0.13%
COMMON STOCKS — 0.13% (Cost $136)
Banco Macro S.A., ADR*	3,992	199

BRAZIL — 13.17%
COMMON STOCKS — 10.89% (Cost $13,206)
Banco Bradesco S.A., ADR*	22,484	468
Banco do Brasil S.A.	19,900	387
Banco Santander Brasil S.A., ADR*	58,840	847
BM & F Bovespa S.A.	75,800	635
Brasil Telecom Participacoes S.A., ADR* †	1,760	39
BRF — Brasil Foods S.A.	42,110	612
Centrais Eletricas Brasileiras S.A.	15,966	220
Cia de Bebidas das Americas, ADR*	5,200	724
Cia de Saneamento Basico do Estado de Sao Paulo	1,770	40
Cia de Saneamento de Minas Gerais- COPASA	34,300	527
Cielo S.A.	53,100	457
Empresa Brasileira de Aeronautica S.A. (Embraer), ADR*	9,620	278
Gerdau S.A., ADR*	34,770	453
Grendene S.A.	53,640	280
Itau Unibanco Banco Holding S.A., GDR‡	79,519	1,952
JBS S.A.	138,400	532
Light S.A.	19,800	249
MRV Engenharia e Participacoes S.A.	30,100	294
OGX Petroleo e Gas Participacoes S.A.†	24,000	315
PDG Realty S.A. Empreendimentos e Participacoes	40,800	510
Petroleo Brasileiro S.A., A Shares, ADR*	75,649	2,358
Petroleo Brasileiro S.A., ADR*	35,250	1,203
Porto Seguro S.A.	26,160	385
Redecard S.A.	47,400	613
Tele Norte Leste Participacoes S.A., ADR*	26,060	400
TIM Participacoes S.A., ADR*	5,500	177
Vale S.A., ADR*	30,310	975
Vivo Participacoes S.A., GDR‡	15,700	450

Total Common Stock		16,380

PREFERRED STOCKS — 2.28% (Cost $1,550)
Banco Bradesco S.A.	9,680	200
Braskem S.A.	35,800	367
Cia de Tecidos do Norte de Minas — Coteminas	54,862	142
Cia Energetica de Minas Gerais	41,703	734
Gerdau S.A.†	5,800	75
Itau Unibanco Banco Holding S.A.	13,955	340
Ultrapar Participacoes S.A.	4,600	279
Vale S.A., ADR*	34,286	985
Vale S.A., A Shares	10,704	301

Total Preferred Stocks		3,423

Total Brazil		19,803

CZECH REPUBLIC — 0.41%
COMMON STOCKS — 0.41% (Cost $369)
Komercni Banka, a.s.	2,724	618

	Shares	Value
		($000)
EGYPT — 0.83%
COMMON STOCKS — .83% (Cost $1,080)
Commercial International Bank Egypt SAE	79,742	601
Juhayna Food Industries†	202,733	194
National Societe Generale Bank	6,391	45
Telecom Egypt	131,353	403

Total Egypt		1,243

HONG KONG/CHINA — 15.74%
COMMON STOCKS — 15.74% (Cost $19,813)
Agricultural Bank of China†	590,000	311
AIA Group Ltd. †	203,000	604
Asia Cement China Holdings Corp.	599,500	271
Bank of China Ltd.	1,131,900	679
Beijing Capital International Airport Co. Ltd.	1,012,000	557
Beijing Enterprises Holdings Ltd.	52,500	359
Belle International Holdings Ltd.	261,000	469
BYD Electronic International Co. Ltd.	826,000	439
China Citic Bank Corp. Ltd.	319,000	231
China Coal Energy Ltd.	244,000	422
China Communications Services Corp. Ltd.	494,000	287
China Construction Bank Corp.	1,934,360	1,844
China Gas Holdings Ltd.	422,000	242
China High Speed Transmission Equipment Group Co Ltd.	102,000	208
China Life Insurance Co. Ltd.	120,000	526
China Mobile Ltd., ADR*	8,170	420
China Mobile Ltd.	166,500	1,695
China Oilfield Services Ltd.	184,000	297
China Pacific Insurance Group Co Ltd.	91,000	377
China Petroleum & Chemical Corp.	216,000	203
China Petroleum & Chemical Corp., ADR*	3,300	315
China Power International Development Ltd.	1,458,800	331
China Railway Group Ltd.	694,000	560
China Resources Power Holdings Co. Ltd.	202,000	388
China Shenhua Energy Company Ltd.	64,000	286
China Telecom Corp. Ltd.	692,000	359
COSCO Pacific Ltd.	327,578	509
Dongfeng Motor Group Co. Ltd.	208,000	450
Global Bio-chem Technology Group Co. Ltd.	2,402,520	391
Guangzhou Automobile Group Co. Ltd.	149,370	229
Harbin Power Equipment Co. Ltd.	100,000	135
Hengan International Group Co. Ltd.	20,000	189
Huaneng Power International, Inc., ADR*	7,260	166
Huaneng Power International, Inc.	655,900	374
Industrial & Commercial Bank of China	1,565,000	1,260
JA Solar Holdings Co Ltd., ADR* †	26,610	222
Lumena Resources Corp ††	686,000	243
Maanshan Iron & Steel	354,000	204
Netease.com, Inc., ADR* †	4,300	180
NWS Holdings Ltd.	267,526	630
PetroChina Co. Ltd.	948,000	1,154
PetroChina Co. Ltd., ADR*	1,960	241
Ping’an Insurance Co. of China Ltd.	37,500	402
Renhe Commercial Holdings Co. Ltd.	3,764,000	719
See accompanying notes

11

American Beacon Emerging Markets FundSM
Schedule of Investments
October 31, 2010

	Shares	Value
		($000)
Shanghai Industrial Holdings Ltd.	84,000	388
Sinotrans Ltd.	1,461,000	396
Sohu.com, Inc.†	5,100	380
Tencent Holdings Ltd.	21,000	481
Tianjin Development Holdings	44,000	34
TPV Technology Ltd.	206,970	128
Tsingtao Brewery Co. Ltd.	36,000	193
Want Want China Holdings Ltd.	287,000	265
Weiqiao Textile Co.	517,600	407
Xinjiang Goldwind Science and Technology Co. Ltd.† §	116,400	302
Yanzhou Coal Mining Co. Ltd.	106,000	305

Total Hong Kong/China		23,657

HUNGARY — 0.64%
COMMON STOCKS — .64% (Cost $686)
Mol Hungarian Oil and Gas plc	3,984	424
Richter Gedeon Nyrt	2,281	543

Total Hungary		967

INDIA — 9.14%
COMMON STOCKS — 9.14% (Cost $10,060)
Asian Paints Ltd.	4,854	293
Bank of India	40,620	444
Bharti Airtel Ltd.	117,330	861
Dr Reddy’s Laboratories Ltd.	13,235	495
Engineers India Ltd.	25,108	196
Glenmark Pharmaceuticals Ltd.	104,854	804
HDFC Bank Ltd.	17,202	879
Hindalco Industries Ltd.	79,462	379
India Cements Ltd.	304,530	757
IndusInd Bank Ltd.	74,974	450
Infosys Technologies Ltd.	16,309	1,089
Infrastructure Development Finance Co. Ltd.	102,531	462
ITC Ltd.	55,129	211
Jindal Steel & Power Ltd.	15,566	244
KSK Energy Ventures Ltd.†	46,000	173
Larsen & Toubro Ltd.	8,182	372
Mahanagar Telephone Nigam Ltd.†	182,310	276
NMDC Ltd.	60,270	376
Patni Computer Systems Ltd.	6,350	66
Reliance Industries Ltd.	77,117	1,904
Rolta India Ltd.	131,360	493
Rural Electrification Corp. Ltd.	39,656	331
State Bank of India	3,595	255
State Bank of India, GDR‡ **	5,630	777
Sun TV Network Ltd.	17,777	200
Tata Consultancy Services Ltd.	10,315	244
Tata Motors Ltd.	27,377	717

Total India		13,748

INDONESIA — 2.87%
COMMON STOCKS — 2.87% (Cost $2,333)
Astra Agro Lestari Tbk PT	47,500	132
Astra International Tbk PT	112,400	716
Bank Rakyat Indonesia Persero Tbk PT	269,500	344
Lippo Karawaci Tbk PT†	5,881,000	408
PT Bank Central Asia Tbk	675,000	529
PT Indofood Sukses Makmur Tbk	698,500	407
PT Indosat Tbk	968,000	650
PT International Nickel Indonesia Tbk	204,500	109
PT Medco Energi Internasional Tbk	470,000	214
PT Perusahaan Gas Negara Persero Tbk	318,500	144

	Shares	Value
		($000)
PT Telekomunikasi Indonesia Tbk	651,800	664

Total Indonesia		4,317

ISRAEL — 0.11%
COMMON STOCKS — 0.11% (Cost $140)
Teva Pharmaceutical Industries Ltd., ADR*	3,180	165

LEBANON — 0.33%
COMMON STOCKS — .33% (Cost $517)
Banque Audi sal- Audi Saradar Group, GDR‡	31,198	260
BLOM Bank SAL, GDR‡	24,710	231

Total Lebanon		491

MALAYSIA — 1.73%
COMMON STOCKS — 1.73% (Cost $1,691)
Axiata Group Bhd†	477,400	689
Genting Malaysia Bhd	688,610	775
Malayan Banking Bhd	230,970	668
Sime Darby Bhd	123,400	350
Tenaga Nasional Bhd	42,200	119

Total Malaysia		2,601

MEXICO — 4.01%
COMMON STOCKS — 4.01% (Cost $4,327)
America Movil, S.A.B. de C.V., ADR*	38,657	2,213
Consorcio ARA, S.A.B. de C.V.	278,700	177
Desarrolladora Homex, S.A.B. de C.V., ADR* †	16,482	553
Embotelladoras Arca, S.A.B. de C.V.	91,730	379
Empresas ICA, S.A.B. de C.V.†	63,200	167
Fomento Economico Mexicano, S.A.B. de C.V., ADR*	10,200	560
Genomma Lab Internacional SA de C.V.†	104,700	226
Grupo Continential, S.A.B. de C.V.	105,750	298
Grupo Financiero Banorte, S.A.B. de C.V.	114,689	491
Grupo Simec SAB de C.V. STET†	12,400	30
Industrias CH S.A.B de C.V.†	34,100	123
Urbi Desarrollos Urbanos, S.A.B. de C.V.†	51,300	109
Wal-Mart de Mexico, S.A.B. de C.V.	259,400	710

Total Mexico		6,036

PERU — 0.93%
COMMON STOCKS — .93% (Cost $1,059)
Compania de Minas Buenaventura S.A., ADR*	7,030	373
Credicorp Ltd.	5,110	643
Southern Copper Corp.	8,821	378

Total Peru		1,394

PHILIPPINES — 1.33%
COMMON STOCKS — 1.33% (Cost $1,426)
Ayala Corp.	31,220	292
Bank of the Philippine Islands	257,523	351
Metro Pacific Investments Corp.	3,462,000	345
Metropolitan Bank & Trust	208,100	379
Philippine Long Distance Telephone Co.	5,080	316
SM Investments Corp.	25,220	320

Total Philippines		2,003

POLAND — 2.81%
COMMON STOCKS — 2.81% (Cost $3,715)
Asseco Poland S.A.	30,151	558
See accompanying notes

12

American Beacon Emerging Markets FundSM
Schedule of Investments
October 31, 2010

	Shares	Value
		($000)
Bank Pekao S.A.	10,096	660
Central European Distribution Corp.†	12,111	302
Eurocash S.A.	43,301	398
Polski Koncern Naftowy Orlen S.A.	11,594	164
Powszechna Kasa Oszczednosci Bank Polski S.A.	44,487	702
Powszechny Zaklad Ubezpieczen S.A.	2,689	357
Telekomunikacja Polska S.A.	170,652	1,087

Total Poland		4,228

RUSSIA — 4.69%
COMMON STOCKS — 4.69% (Cost $5,618)
Gazprom OAO, ADR*	97,360	2,127
LUKOIL Oil Co., ADR*	31,833	1,778
OJSC MMC Norilsk Nickel, ADR*	14,349	268
Sberbank of Russia, GDR‡	3,700	1,397
VimpelCom Ltd., ADR* †	31,170	478
Wimm-Bill-Dann Foods OJSC, ADR*	24,048	610
X 5 Retail Group NV, GDR †‡	251	11
X 5 Retail Group NV†	9,232	386

Total Russia		7,055

SINGAPORE — 0.26%
COMMON STOCKS — 0.26% (Cost $274)
Golden Agri-Resources Ltd.	760,000	382

SOUTH AFRICA — 7.62%
COMMON STOCKS — 7.62% (Cost $8,864)
Anglo Platinum Ltd.	4,482	443
AngloGold Ashanti Ltd., ADR*	2,734	129
ArcelorMittal South Africa Ltd.	27,784	319
AVI Ltd.	101,542	406
Barloworld Ltd.	47,150	353
Clicks Group Ltd.	65,300	426
Impala Platinum Holdings Ltd.	28,100	795
Imperial Holdings Ltd.	16,200	264
JD Group Ltd.	74,900	527
MTN Group Ltd.	93,266	1,678
Murray & Roberts Holdings Ltd.	113,710	704
Nampak Ltd.	114,140	321
Naspers Ltd.	17,426	915
Nedbank Group Ltd.	23,420	438
Pick n Pay Stores Ltd.	46,795	308
SABMiller plc.	18,104	586
Sappi Ltd.†	63,644	315
Sasol Ltd.	14,610	658
Sasol Ltd., ADR*	4,490	203
Standard Bank Group Ltd.	93,726	1,382
Telkom South Africa Ltd.	56,100	290

Total South Africa		11,460

SOUTH KOREA — 13.97%
PREFERRED STOCKS — 0.16% (Cost $102)
Samsung Electronics Co. Ltd.	484	238

COMMON STOCKS — 13.82% (Cost $16,182)
Amorepacific Corp.	207	191
Cheil Industries, Inc.	3,669	308
Cheil Worldwide, Inc.	22,378	244
CJ CheilJedang Corp.	249	48
GS Engineering & Construction Corp.	2,646	225
Hite Brewery Co. Ltd.	2,167	242
Hyundai Development Co.	20,540	576
Hyundai Engineering & Construction Co. Ltd.	4,302	288

	Shares	Value
		($000)
Hyundai Heavy Industries Co. Ltd.	1,047	341
Hyundai Mobis	2,346	584
Hyundai Motor Co.	6,082	919
Hyundai Steel Co.	2,197	213
Jinro Ltd.	5,100	172
KB Financial Group, Inc.	35,756	1,588
KB Financial Group, Inc., ADR*	1,950	88
Korea Electric Power Corp.	15,465	407
Korea Electric Power Corp., ADR*	780	10
Korea Exchange Bank	9,280	111
Korean Reinsurance Co.	35,733	402
KT Corp., ADR*	7,930	164
KT Corp.	6,482	256
KT&G Corp.	8,693	534
LG Chem Ltd.	2,255	696
LG Display Co. Ltd.	8,060	275
LG Display Co. Ltd., ADR*	2,995	52
LG Electronics, Inc.	9,453	832
Lotte Chilsung Beverage Co. Ltd.	244	167
NHN Corp.†	1,868	331
Nong Shim Co. Ltd.	3,235	595
OCI Co. Ltd.	1,087	320
POSCO, ADR*	660	69
POSCO	1,883	773
Samsung C&T Corp.	3,880	228
Samsung Electronics Co. Ltd.	5,170	3,422
Samsung Fire & Marine Insurance Co. Ltd.	6,068	1,041
Shinhan Financial Group Co. Ltd.	26,626	1,030
Shinsegae Co. Ltd.	866	439
SK Telecom Co. Ltd.	790	120
SK Telecom Co. Ltd., ADR*	40,170	740
S-Oil Corp.	3,539	218
SSCP Co. Ltd.†	10,299	70
Tong Yang Life Insurance	49,300	521
Woongjin Coway Co. Ltd.	12,226	444
Yuhan Corp.	3,370	478

Total Common Stocks		20,772

Total South Korea		21,010

TAIWAN — 8.80%
COMMON STOCKS — 8.80% (Cost $11,152)
Acer, Inc.	115,979	337
Asia Cement Corp.	333,720	344
Asustek Computer, Inc.	81,353	660
AU Optronics Corp., ADR*	44,760	449
AU Optronics Corp.	332,520	332
Catcher Technology Co. Ltd.	149,000	397
Cathay Financial Holding Co. Ltd.	218,920	335
China Steel Corp.	281,890	286
Chinatrust Financial Holding Co. Ltd.	890,914	556
First Financial Holding Co. Ltd.	961,406	635
Formosa Plastics Corp.	102,000	293
Fubon Financial Holding Co. Ltd.	237,034	290
HON HAI Precision Industry Co. Ltd.	319,645	1,210
HTC Corp.	17,818	402
InnoLux Display Corp.	192,000	258
KGI Securities Co. Ltd.	375,000	176
Lite-On Technology Corp.	113,679	150
Nan Ya Printed Circuit Board Corp.	93,989	384
Quanta Computer, Inc.	526,000	965
Siliconware Precision Industries Co., ADR*	7,320	41
Siliconware Precision Industries Co.	154,000	168
See accompanying notes

13

American Beacon Emerging Markets FundSM
Schedule of Investments
October 31, 2010

	Shares	Value
		($000)
SinoPac Financial Holdings Co. Ltd.	1,576,987	595
Taiwan Fertilizer Co. Ltd.	68,000	232
Taiwan Semiconductor Manufacturing Co. Ltd., ADR*	9,190	100
Taiwan Semiconductor Manufacturing Co. Ltd.	794,385	1,629
Tatung Co. Ltd.†	1,634,000	385
Transcend Information, Inc.	129,520	322
Uni-President Enterprises Corp.	292,400	380
United Microelectronics Corp.	1,382,226	657
United Microelectronics Corp., ADR*	13,250	41
Yuanta Financial Holding Co. Ltd.	349,000	219

Total Taiwan		13,228

THAILAND — 2.33%
COMMON STOCKS — 2.33% (Cost $2,163)
Bangkok Bank PCL	102,990	531
Kasikornbank PCL	282,500	1,140
PTT PCL	44,900	434
Siam Cement PCL	47,300	499
Siam Commercial Bank PCL	157,400	538
Total Access Communication PCL	257,400	361

Total Thailand		3,503

TURKEY — 2.32%
COMMON STOCKS — 2.32% (Cost $2,050)
Akbank T.A.S.	47,033	295
Anadolu Efes Biracilik Ve Malt Sanayii A.S.	40,706	650
Coca-Cola Icecek A.S.	20,496	263
TAV Havalimanlari Holding A.S.†	96,253	503
Tupras-Turkiye Petrol Rafinerileri A.S.	10,915	293
Turk Telekomunikasyon A.S.	87,714	410
Turkcell Iletisim Hizmetleri A.S.	41,370	300
Turkcell Iletisim Hizmetleri A.S., ADR*	400	7
Turkiye Garanti Bankasi A.S.	84,605	519
Turkiye Is Bankasi (Isbank)	48,472	218
Turkiye Sise ve Cam Fabrikalari A.S.†	15,693	29

Total Turkey		3,487

UNITED KINGDOM — 0.13%
COMMON STOCKS — 0.13% (Cost $157)
JKX Oil & Gas plc.	43,010	194

UNITED STATES — 0.04%
COMMON STOCKS — 0.04% (Cost $161)
Fuqi International, Inc.†	8,460	63

SHORT-TERM INVESTMENTS — 3.24% (Cost $4,871)
JPMorgan U.S. Government Money Market Fund	4,870,913	4,871

TOTAL INVESTMENTS — 97.58% (Cost $113,702)		146,723
OTHER ASSETS, NET OF LIABILITIES — 2.42%		3,635

TOTAL NET ASSETS — 100.00%		$150,358

Percentages are stated as a percent of net assets.

*	ADR — American Depository Receipt

†	Non-income producing security.

‡	GDR — Global Depository Receipt

§	Private Placement

**	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $777 or 0.52% of net assets. The Fund has no right to demand registration of these securities.

††	Fair valued by the Fair Valuation Committee.
See accompanying notes

14

American Beacon Emerging Markets FundSM
Schedule of Investments
October 31, 2010

Futures Contracts
(dollars in thousands)

				Unrealized
	Number of			Appreciation/
	Contracts	Expiration Date	Value	(Depreciation)
MSCI Emerging Market EMini Future	151	December, 2010	$8,379	$392

			$8,379	$392

See accompanying notes

15

American Beacon International Equity FundSM
Schedule of Investments
October 31, 2010

	Shares	Value
		($000)
AUSTRALIA — 1.35%
COMMON STOCKS — 1.35% (Cost $20,868)
BlueScope Steel Ltd.	752,169	1,470
Foster’s Group Ltd.	699,501	4,002
Nufarm Ltd.	817,753	3,645
QBE Insurance Group Ltd.	627,176	10,554

Total Australia		19,671

AUSTRIA — 0.21%
COMMON STOCKS — 0.21% (Cost $5,477)
Telekom Austria AG	202,700	3,103

BELGIUM — 0.55%
COMMON STOCKS — 0.55% (Cost $2,309)
Anheuser-Busch InBev NV	127,200	7,973

CANADA — 1.14%
COMMON STOCKS — 1.14% (Cost $12,984)
Potash Corp of Saskatchewan, Inc.	19,200	2,777
Precision Drilling Corp. †	672,029	5,271
Rogers Communications, Inc., Class B†	79,600	2,900
Talisman Energy, Inc.	319,100	5,785

Total Canada		16,733

DENMARK — 0.30%
COMMON STOCKS — .30% (Cost $2,667)
Novo Nordisk AS	25,525	2,687
Pandora A.S.	35,660	1,730

Total Denmark		4,417

FINLAND — 0.58%
COMMON STOCKS — 0.58% (Cost $8,975)
Nokia Oyj	782,709	8,454

FRANCE — 12.17%
COMMON STOCKS — 12.17% (Cost $146,923)
Alstom S.A.	167,274	8,442
AXA S.A.	617,060	11,233
BNP Paribas	173,588	12,696
Carrefour S.A.	150,880	8,144
Cie Generale des Etablissements Michelin	90,220	7,176
EADS N.V.	359,168	9,440
France Telecom S.A.	266,590	6,406
Gemalto N.V.	79,534	3,622
Groupe Danone	82,250	5,206
Sanofi-Aventis S.A.	498,839	34,838
Societe Generale	177,415	10,624
Technip S.A.	102,961	8,654
Total S.A.	391,987	21,302
Valeo S.A.*	126,896	6,821
VINCI S.A.	195,425	10,439
Vivendi S.A.	452,956	12,921

Total France		177,964

GERMANY — 8.72%
COMMON STOCKS — 8.72% (Cost $106,956)
Allianz SE — REG	44,554	5,583
Bayer AG	76,715	5,725
Bayerische Motoren Werke AG	94,930	6,806
Celesio AG	245,480	5,853
Deutsche Post AG	973,057	18,148
E.ON AG	581,170	18,200
Linde AG	81,803	11,778

	Shares	Value
		($000)
Merck KGaA	57,150	4,761
Muenchener Rueckversicherungs-Gesellschaft AG	89,017	13,920
SAP AG	204,010	10,639
Siemens AG	228,525	26,105

Total Germany		127,518

GREECE — 0.34%
COMMON STOCKS — 0.34% (Cost $6,814)
OPAP S.A.	260,110	4,905

HONG KONG/CHINA — 3.47%
COMMON STOCKS — 3.47% (Cost $43,348)
AIA Group Ltd.*	802,000	2,390
Cheung Kong Holdings Ltd.	472,500	7,211
Esprit Holdings Ltd.	1,827,105	9,782
Hang Seng Bank Ltd.	344,800	5,031
HSBC Holdings plc	1,128,796	11,723
Hutchison Whampoa Ltd.	187,000	1,846
Swire Pacific Ltd.	322,100	4,563
Yue Yuen Industrial Holdings Ltd.	2,281,667	8,183

Total Hong Kong/China		50,729

IRELAND — 0.84%
COMMON STOCKS — .84% (Cost $18,999)
CRH plc	421,062	7,211
Smurfit Kappa Group plc	465,636	5,010

Total Ireland		12,221

ISRAEL — 0.68%
COMMON STOCKS — 0.68% (Cost $10,098)
Teva Pharmaceutical Industries Ltd., ADR‡	191,717	9,950

ITALY — 3.15%
COMMON STOCKS — 3.15% (Cost $45,391)
Atlantia S.p.A.	201,030	4,594
Buzzi Unicem S.p.A.†	217,715	2,500
Eni S.p.A.	233,856	5,269
Finmeccanica S.p.A.	536,770	7,493
Intesa Sanpaolo S.p.A.	1,072,743	3,774
Prysmian S.p.A.	139,442	2,703
Saras S.p.A.*†	2,322,607	5,137
Snam Rete Gas S.p.A.	969,171	5,251
UniCredit S.p.A.	3,573,757	9,316

Total Italy		46,037

JAPAN — 16.28%
COMMON STOCKS — 16.28% (Cost $234,370)
ASICS Corp.	136,980	1,479
Benesse Holdings, Inc.	61,500	2,954
Bridgestone Corp.	342,700	6,146
Canon, Inc.	139,900	6,467
Chuo Mitsui Trust Holdings, Inc.	1,043,400	3,773
Daito Trust Construction Co. Ltd.	104,900	6,335
Daiwa House Industry Co. Ltd.	366,000	3,953
Don Quijote Co. Ltd.	59,800	1,634
eAccess Ltd.	4,290	3,129
East Japan Railway Co.	67,700	4,186
Fanuc Ltd.	62,000	8,976
FUJIFILM Holdings Corp.	107,900	3,600
Haseko Corp.*	3,521,018	3,019
Honda Motor Co. Ltd.	383,900	14,012
Hoya Corp.	185,300	4,334
ITOCHU Corp.	221,700	1,945
JGC Corp.	332,000	6,354
See accompanying notes

16

American Beacon International Equity FundSM
Schedule of Investments
October 31, 2010

	Shares	Value
		($000)
KDDI Corp.	2,287	12,320
Keyence Corp.	10,900	2,702
Konica Minolta Holdings, Inc.	347,500	3,368
Kubota Corp.	333,000	2,963
Mitsubishi Corp.	125,000	3,006
Mitsubishi Gas Chemical Co., Inc.	934,000	5,780
Mitsubishi UFJ Financial Group, Inc.	3,165,000	14,750
Nidec Corp.	44,200	4,372
Nintendo Co. Ltd.	11,400	2,954
Nomura Holdings, Inc.	660,300	3,430
Ryohin Keikak Co. Ltd. †	111,100	3,943
Sankyo Co. Ltd.	110,800	5,908
Seven & I Holdings Co. Ltd.	224,200	5,218
Shin-Etsu Chemical Co. Ltd.	312,300	15,815
SMC Corp.	35,700	5,457
Sony Financial Holdings, Inc.	2,609	9,078
Sumitomo Mitsui Financial Group, Inc.	139,400	4,178
Tokyo Electron Ltd.	95,700	5,405
Tokyo Steel Manufacturing Co. Ltd.	773,200	7,668
Toyoda Gosei Co. Ltd.	240,400	5,180
Toyota Motor Corp.	456,600	16,221
Ushio, Inc.	197,000	3,283
Yahoo! Japan Corp.	13,291	4,652
Yamada Denki Co. Ltd.	73,370	4,769
Yamato Holdings Co. Ltd.	254,600	3,208

Total Japan		237,924

NETHERLANDS — 4.77%
COMMON STOCKS — 4.77% (Cost $66,925)
Akzo Nobel N.V.	239,286	14,208
ING Groep N.V.	971,170	10,367
Koninklijke Philips Electronics N.V.	308,897	9,342
Randstad Holding N.V.	83,910	3,994
Reed Elsevier N.V.	976,537	12,724
SBM Offshore N.V.§	265,765	5,423
TNT N.V.	513,554	13,652

Total Netherlands		69,710

NORWAY — 1.90%
COMMON STOCKS — 1.90% (Cost $19,858)
Aker Solutions ASA.	759,890	11,573
StatoilHydro ASA.	266,630	5,823
Telenor ASA.	640,840	10,335

Total Norway		27,731

PORTUGAL — 0.74%
COMMON STOCKS — 0.74% (Cost $5,853)
Portugal Telecom, SGPS, S.A.	747,760	10,792

SINGAPORE — 2.49%
COMMON STOCKS — 2.49% (Cost $23,119)
DBS Group Holdings Ltd.	2,338,060	25,109
Singapore Telecommunications Ltd.	4,703,000	11,228

Total Singapore		36,337

SOUTH KOREA — 2.16%
COMMON STOCKS — 2.16% (Cost $21,087)
Hyundai Heavy Industries Co. Ltd.	30,458	9,920
Hyundai Mobis	20,200	5,026
KB Financial Group, Inc., ADR‡	143,018	6,422
KT&G Corp.	110,987	6,816
Samsung Electronics Co. Ltd., GDR** ††	10,114	3,376

Total South Korea		31,560

	Shares	Value
		($000)
SPAIN — 4.05%
COMMON STOCKS — 4.05% (Cost $46,775)
Amadeus IT Holdings S.A., A Shares*	140,700	2,866
Banco Santander S.A.	1,453,591	18,719
Enagas S.A.	332,547	7,329
Gamesa Corp. Tecnologica S.A.	657,309	4,574
Iberdrola S.A.	700,919	5,912
Repsol YPF S.A.	257,990	7,154
Telefonica S.A.	467,503	12,623

Total Spain		59,177

SWEDEN — 1.81%
COMMON STOCKS — 1.81% (Cost $18,375)
Atlas Copco AB, A Shares	265,000	5,538
Skandinaviska Enskilda Banken, A Shares	890,216	6,897
Telefonaktiebolaget LM Ericsson, B Shares	1,270,230	13,958

Total Sweden		26,393

SWITZERLAND — 7.84%
COMMON STOCKS — 7.84% (Cost $101,484)
Adecco S.A.	130,550	7,297
Compagnie Financiere Richemont S.A.	92,382	4,608
Givaudan S.A.	7,317	7,540
Julius Baer Group Ltd.	53,000	2,237
Nestle S.A.	162,878	8,921
Novartis AG	421,512	24,437
Roche Holding AG	177,780	26,106
Swiss Reinsurance Co. Ltd.	100,960	4,853
UBS AG	1,263,740	21,395
Zurich Financial Services AG	29,291	7,170

Total Switzerland		114,564

UNITED KINGDOM — 19.53%
RIGHTS — 0.03% (Cost $—)
Standard Chartered plc‡‡	44,535	375

COMMON STOCKS — 19.50% (Cost $242,837)
Amec plc	113,560	1,976
Anglo American plc	188,369	8,777
Aviva plc	1,874,344	11,957
BAE Systems plc	1,811,289	10,004
Balfour Beatty plc	261,234	1,158
BG Group plc	137,442	2,677
BHP Billiton plc	180,892	6,416
BP plc	1,558,200	10,632
British American Tobacco plc	280,840	10,710
GlaxoSmithKline plc	1,110,684	21,730
Home Retail Group plc	405,579	1,423
HSBC Holdings plc	1,886,997	19,626
Informa plc	837,593	5,852
International Power plc	597,900	3,998
Kingfisher plc	1,370,800	5,223
Lloyds Banking Group plc	4,600,244	5,082
Marks and Spencer Group plc	646,520	4,428
Michael Page International plc	685,409	5,175
Pearson plc	534,980	8,182
Prudential plc	744,080	7,517
Rexam plc	2,133,889	10,863
Rio Tinto plc	130,610	8,447
Rolls-Royce Group plc	106,179,190	17,116
Royal Dutch Shell plc, A Shares	579,105	18,791
Royal Dutch Shell plc, B Shares	299,206	9,581
Standard Chartered plc	356,290	10,308
See accompanying notes

17

American Beacon International Equity FundSM
Schedule of Investments
October 31, 2010

	Shares	Value
		($000)
Unilever plc	646,811	18,645
Vodafone Group plc	8,509,021	23,158
Wm Morrison Supermarkets plc	929,100	4,374
WPP Group plc	352,600	4,102
Xstrata plc	370,100	7,173

Total Common Stock		285,101

Total United Kingdom		285,476

UNITED STATES — 0.62%
COMMON STOCKS — 0.62% (Cost $12,892)
Flextronics International Ltd.	848,510	6,075
Transocean Ltd.*	46,147	2,924

Total United States		8,999

SHORT-TERM INVESTMENTS — 3.98% (Cost $58,222)
JPMorgan U.S. Government Money Market Fund	58,221,767	58,222

SECURITIES LENDING
COLLATERAL — 0.50%
American Beacon U.S. Government Money Market Select Fund ∆	4,369,820	4,370
Wells Fargo Advantage Government Money Market Fund	3,082,260	3,082

Total Securities Lending Collateral(Cost $7,452)		7,452

TOTAL INVESTMENTS — 100.15% (Cost $1,291,058)		1,464,012
LIABILITIES, NET OF OTHER ASSETS — (0.15%)		(2,179)

TOTAL NET ASSETS — 100.00%		$1,461,833

Percentages are stated as a percent of net assets.

†	All or a portion of this security is on loan at October 31, 2010.

‡	ADR — American Depository Receipt

§	Private Placement

**	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $3,376 or 0.23% of net assets. The Fund has no right to demand registration of these securities.

††	GDR — Global Depository Receipt

‡‡	Right
∆ The Fund is affiliated by having the same investment advisor.
See accompanying notes

18

American Beacon International Equity FundSM
Schedule of Investments
October 31, 2010

Futures Contracts
(dollars in thousands)

				Unrealized
	Number of			Appreciation/
	Contracts	Expiration Date	Value	(Depreciation)
France CAC 40 Index	140	December, 2010	$7,421	$146
Germany DAX Index	26	December, 2010	5,980	305
UK FTSE 100 Index	174	December, 2010	15,748	334
Hang Seng Index	13	November, 2010	1,926	(54)
Italy MIB 30 Index	14	December, 2010	2,080	56
Tokyo FE TOPIX Index	150	December, 2010	15,009	(290)
Spain IBEX 35 Index	19	November, 2010	2,830	60
Sweden OMX Index	137	November, 2010	2,224	13
Canada S&PCDA 60 Index	54	December, 2010	7,714	274
Australia SPI Index	54	December, 2010	6,149	(24)
Netherlands 200 AEX Index	20	November, 2010	1,870	22

			$68,951	$841

Forward Foreign Currency Exchange Contracts
(dollars in thousands)

		Settlement		Unrealized Gain/
Contracts To Deliver		Date	Value	(Loss)

2,225	Australian Dollar	12/17/2010	$2,168	$(53)
2,770	Canadian Dollar	12/17/2010	2,713	(9)
4,968	Euro Currency	12/17/2010	6,911	(209)
456,703	Japanese Yen	12/17/2010	5,678	(246)
3,491	Pound Sterling	12/17/2010	5,591	(93)
5,314	Swedish Krona	12/17/2010	794	(19)
2,030	Swiss Franc	12/17/2010	2,064	—

Total contracts to deliver (Receivable amount $25,290)			$25,919	$(629)

		Settlement		Unrealized Gain/
Contracts To Receive		Date	Value	(Loss)

7,738	Australian Dollar	12/17/2010	$7,539	$311
9,710	Canadian Dollar	12/17/2010	9,510	57
17,100	Euro Currency	12/17/2010	23,787	1,531
1,673,631	Japanese Yen	12/17/2010	20,807	643
11,660	Pound Sterling	12/17/2010	18,677	542
17,854	Swedish Krona	12/17/2010	2,699	142
7,484	Swiss Franc	12/17/2010	7,608	73

Total contracts to recieve (Payable amount $87,328)			$90,627	$3,299

Net Currency Fluctuation				$2,670

See accompanying notes

19

American Beacon FundsSM
Statements of Assets and Liabilities
October 31, 2010 (in thousands, except share and per share amounts)

	Emerging
	Markets	International
	Fund	Equity Fund
Assets:
Investments in unaffiliated securities, at value A D	$146,723	$1,459,642
Investments in affiliated securities, at value B	—	4,370
Foreign currency, at value C	2,156	1,079
Deposit with brokers for futures contracts	1,305	4,570
Receivable for investments sold	637	2,478
Dividends and interest receivable	182	3,089
Receivable for fund shares sold	295	976
Receivable for tax reclaims	5	831
Receivable for expense reimbursement (Note 2)	17	—
Receivable for variation margin on open futures contracts	30	—
Net unrealized Appreciation on foreign currency contracts	—	2,670
Prepaid expenses	56	113

Total assets	151,406	1,479,818

Liabilities:
Payable for investments purchased	608	7,606
Payable upon return of securities loaned	—	7,452
Payable for fund shares redeemed	8	684
Payable for variation margin on open futures contracts	—	142
Management and investment advisory fees payable (Note 2)	341	1,294
Administrative service and service fees payable (Note 2)	13	416
Professional fees payable	24	32
Trustee fees payable	1	35
Prospectus and shareholder reports	3	175
Other liabilities	50	149

Total liabilities	1,048	17,985

Net Assets	$150,358	$1,461,833

Analysis of Net Assets:
Paid-in-capital	128,583	1,477,569
Undistributed net investment income	408	32,347
Accumulated net realized (loss)	(12,052)	(224,903)
Unrealized appreciation of investments, futures contracts, and foreign currency	33,419	176,820

Net assets	$150,358	$1,461,833

Shares outstanding (no par value):
Institutional Class	620,099	31,665,422

Y Class	877	14,266

Investor Class	873,536	28,243,793

Advisor Class	N/A	44,562

Retirement Class	N/A	85

A Class	123	244

C Class	78	67

AMR Class	8,814,887	27,978,840

Net asset value, offering and redemption price per share:
Institutional Class	$14.55	$16.67

Y Class	$14.53	$17.17

Investor Class	$14.29	$16.42

Advisor Class	N/A	$16.74

Retirement Class	N/A	$16.71

A Class (Net asset value only)	$14.27	$16.40

A Class (Offering and redemption price)	$15.14	$17.40

C Class	$14.26	$16.39

AMR Class	$14.62	$16.78

A Cost of investments in unaffiliated securities	$113,702	$1,286,688
B Cost of investments in affiliated securities	$—	$4,370
C Cost of foreign currency	$2,154	$1,070
D Market value of securities on loan	$—	$7,078
See accompanying notes

20

American Beacon FundsSM
Statements of Operations
Year Ended October 31, 2010 (in thousands)

	Emerging
	Markets	International
	Fund	Equity Fund
Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes)A	$2,902	$38,612
Dividend income from affiliated securities	—	4
Interest income	—	17
Income derived from securities lending, net	—	1,371

Total investment income	2,902	40,004

Expenses:
Management and investment advisory fees (Note 2)	1,047	4,278
Administrative service fees (Note 2):
Institutional Class	30	1,492
Investor Class	34	1,326
Advisor Class	—	2
AMR Class	58	218
Transfer agent fees:
Institutional Class	—	35
Investor Class	3	36
AMR Class	4	27
Custody and fund accounting fees	597	559
Professional fees	35	108
Registration fees and expenses	22	80
Service fees (Note 2):
Investor Class	28	1,607
Advisor Class	—	2
Distribution fees- Advisor Class (Note 2)	—	2
Prospectus and shareholder reports	6	168
Trustee fees	9	109
Other expenses	32	191

Total expenses	1,905	10,240

Net (fees waived and expenses reimbursed) (Note 2)	(29)	—

Net expenses	1,876	10,240

Net investment income	1,026	29,764

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) from:
Investments	17,856	32,044
Commission recapture (Note 1)	—	45
Foreign currency transactions	952	1,199
Futures contracts	688	2,543
Change in net unrealized appreciation or depreciation of:
Investments	4,259	73,250
Foreign currency translations	3,279	5,733
Futures contracts	511	2,073

Net gain on investments	27,545	116,887

Net increase in net assets resulting from operations	$28,571	$146,651

A Foreign taxes	$352	$3,791
See accompanying notes

21

American Beacon FundsSM
Statements of Changes of Net Assets (in thousands)

	Emerging Markets Fund		International Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2010	2009	2010	2009

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,026	$1,224	$29,764	$32,804
Net realized gain (loss) on investments, futures contracts, and foreign currency transactions	19,496	(19,055)	35,831	(244,402)
Change in net unrealized appreciation or depreciation of investments, futures contracts, and foreign currency translations	8,049	67,385	81,056	498,561

Net increase in net assets resulting from operations	28,571	49,554	146,651	286,963

Distributions to Shareholders:
Net investment income:
Institutional Class	(130)	(129)	(15,298)	(22,416)
Investor Class	(131)	(93)	(12,702)	(17,116)
Advisor Class	—	—	—	(61)
AMR Class	(1,717)	(2,146)	(14,360)	(17,313)
Net realized gain on investments:
Institutional Class	—	(798)	—	(12,166)
Investor Class	—	(756)	—	(10,088)
Advisor Class	—	—	—	(40)
AMR Class	—	(11,268)	—	(8,489)

Net distributions to shareholders	(1,978)	(15,190)	(42,360)	(87,689)

Capital Share Transactions:
Proceeds from sales of shares	19,983	21,046	253,975	264,266
Reinvestment of dividends and distributions	1,969	15,153	39,420	81,731
Cost of shares redeemed	(27,910)	(24,071)	(304,686)	(500,348)
Redemption fees	36	18	177	217

Net increase (decrease) in net assets from capital share transactions	(5,922)	12,146	(11,114)	(154,134)

Net increase in net assets	20,671	46,510	93,177	45,140

Net Assets:
Beginning of period	129,687	83,177	1,368,656	1,323,516

End of Period *	$150,358	$129,687	$1,461,833	$1,368,656

* Includes undistributed net investment income (loss) of	$408	$1,183	$32,347	$41,027

See accompanying notes

22

American Beacon FundsSM
Notes to Financial Statements
October 31, 2010

1. Organization and Significant Accounting Policies
          American Beacon Funds (the “Trust”) which is comprised of 19 Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Emerging Markets and International Equity Funds (the “Funds”), each a series of the Trust.
          American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.
     Class Disclosure
          March 1, 2010 is the inception date of the Y Class of the Emerging Markets Fund. May 17, 2010 and September 1, 2010 are the inception dates of the A and C Classes, respectively.
          The Funds have multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing through an intermediary
Advisor Class	Investors investing through an intermediary
Retirement Class	Investors investing through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges
C Class	General public and investors investing through an intermediary with applicable sales charges
AMR Class	Investors in the tax-exempt retirement and benefit plans of the Manager, AMR Corporation, and its affiliates
          Administrative service fees, service fees and distribution fees vary amongst the classes as described more fully in footnote 2.
     Security Valuation
          Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.
          Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The prices of debt securities may be determined using quotes obtained from brokers.
          Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.
          Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board of Trustees (the “Board”).

23

American Beacon FundsSM
Notes to Financial Statements
October 31, 2010

          Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.
          Most foreign markets close before the Exchange. Developments that could affect the values of securities that occur between the close of a foreign market and the close of the Exchange normally will not be reflected in security valuations. If such developments are so significant that they will, in the judgment of the pricing committee of the Fund, clearly and materially affect the value of securities, the foreign market closing prices may be adjusted to reflect the fair value of the securities as of the close of the Exchange, as determined in good faith and pursuant to procedures approved by the Board. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service.
     Valuation Inputs
          Various inputs may be used to determine the value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1 – Quoted prices in active markets for identical securities.
Level 2 – Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. The common stock was fair valued by the Fair Valuation Committee according to procedures established by the Board.
Level 3 – Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.
          The Funds’ investments are summarized by level based on the inputs used to determine their values. As of October 31, 2010 the Funds’ investments were classified as follows: (in thousands)

Emerging Markets	Level 1	Level 2	Level 3	Total
Preferred Stocks	$4,061	$—	$—	$4,061
Common Stocks	137,548	243	—	137,791
Short Term Investments	4,871	—	—	4,871

Total Investments in Securities	$146,480	$243	$—	$146,723

Futures Contracts	392	—	—	392

International Equity	Level 1	Level 2	Level 3	Total
Common Stocks	$1,397,963	$—	$—	$1,397,963
Rights	375	—	—	375
Securities Lending Collateral	7,452	—	—	7,452
Short Term Investments	58,222	—	—	58,222

Total Investments in Securities	$1,464,012	$—	$—	$1,464,012

Forward Exchange Contracts – Assets	$3,299	—	—	$3,299
Forward Exchange Contracts – Liabilities	(629)	—	—	(629)
Futures Contracts	841	—	—	841
          For the Emerging Markets and International Equity Funds for the period October 31, 2009 through October 31, 2010, common stock with a value of $85,841 and $1,161,110, respectively was transferred from Level 2 to Level 1 as of the end of the period in accordance with fair value procedures established by the Board at October 31, 2010.

24

American Beacon FundsSM
Notes to Financial Statements
October 31, 2010

     Security Transactions and Investment Income
          Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.
          Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.
     Currency Translation
          All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Funds’ Statements of Operations.
     Forward Foreign Currency Contracts
          The Funds may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Funds securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Funds bear the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Funds also bear the credit risk if the counterparty fails to perform under the contract.
     Futures Contracts
          Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.
          Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The initial margin amount is reflected as a Deposit with broker for futures contracts on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.
Emerging Markets
Values of Derivative Instruments not accounted for as hedging instruments as of October 31, 2010 (in thousands)

25

American Beacon FundsSM
Notes to Financial Statements
October 31, 2010

Statement of Assets and Liabilities	Asset Derivatives	Total
Unrealized appreciation of investments, futures contracts, and foreign currency	Equity Contracts*	$392
Effect of derivative instruments not accounted for as hedging instruments during the year ended October 31, 2010 (in thousands)

Statement of Operations	Derivative	Total
Net realized gain (loss) from futures contracts	Equity Contracts	$688
Change in net unrealized appreciation or depreciation of futures contracts	Equity Contracts	511
International Equity
Values of Derivative Instruments not accounted for as hedging instruments as of October 31, 2010 (in thousands)

Statement of Assets and Liabilities	Asset Derivatives	Total
	Foreign Exchange
Net unrealized appreciation on foreign currency contracts	Currency Contracts	$3,299
Unrealized appreciation of investments, futures contracts, and foreign currency	Equity Contracts*	841

Liability
Derivatives
Foreign Exchange
Net unrealized appreciation on foreign currency contracts	Currency Contracts	(629)
Effect of derivative instruments not accounted for as hedging instruments during the year ended October 31, 2010 (in thousands)

Statement of Operations	Derivative	Total
Net realized gain (loss) from futures contracts	Equity Contracts	$2,543
Change in net unrealized appreciation or depreciation of futures contracts	Equity Contracts	2,073
	Foreign Exchange
Net realized gain (loss) from forwards contracts	Currency Contracts	1,199
	Foreign Exchange
Change in net unrealized appreciation or depreciation of forwards contracts	Currency Contracts	5,733

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
     Dividends to Shareholders
          Dividends from net investment income of the Funds normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.
     Commission Recapture
          The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain in the Funds’ Statements of Operations.
     Allocation of Income, Expenses, Gains, and Losses
          Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
     Use of Estimates

26

American Beacon FundsSM
Notes to Financial Statements
October 31, 2010

          The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.
     Redemption Fees
          The Funds impose a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact and other costs associated with short-term trading activity in the Funds. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of the Funds pro-rata based on their respective net assets.
     Other
          Under the Trust’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.
2. Transactions with Affiliates
     Management Agreement
          The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. Investment assets of the Funds are managed by multiple investment advisors that have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Funds an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manager to the unaffiliated investment advisors hired by the Manager to direct investment activities of the Funds. Management fees paid during the year ended October 31, 2010 were as follows (dollars in thousands):

			Amounts paid to	Net Amounts
	Management	Management	Investment	Retained by
	Fee Rate	Fee	Advisors	Manager
Emerging Markets	0.60%-0.95%	$1,047	$979	$68
International Equity	0.20%-0.55%	$4,278	$3,590	$688
          As compensation for services provided by the Manager in connection with securities lending activities, the lending Funds pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. This fee is netted against securities lending income in the Statements of Operations. During the year ended October 31, 2010, securities lending fees paid to the Manager on behalf of the International Equity Fund was $179,914.
     Administrative Services Agreement
          The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.40% of the average daily net assets of the A and C Classes, 0.30% of the average daily net assets of the Institutional, Y,

27

American Beacon FundsSM
Notes to Financial Statements
October 31, 2010

Investor, Advisor and Retirement Classes of the Funds, and 0.05% of the average daily net assets of the AMR Class of the Funds. Administrative Service fees for the Y, Retirement, A, and C Classes for the period ended October 31, 2010 were less than $500.
     Distribution Plans
          The Funds, except for the Advisor, Retirement, A, and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Funds shares.
          Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, Retirement, A, and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes, 0.50% of the average daily net assets of the Retirement Class, and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance. Distribution fees for the Retirement, A, and C Classes for the period ended October 31, 2010 were less than $500.
     Service Plans
          The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, Advisor, Retirement, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, 0.25% of the average daily net assets of the Advisor and Retirement Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds. Service fees for the Y, Retirement, A, and C Classes for the period ended October 31, 2010 were less than $500.
     Brokerage Commissions
          Affiliated entities of an investment advisor to the Funds received net commissions on purchases and sales of the Funds’ portfolio securities totaling $2,073 and $1,420 for the Emerging Markets and International Equity Funds, respectively for the year ended October 31, 2010.
     Investment in Affiliated Funds
          The Funds may invest in the American Beacon Money Market Select Fund (the “MM Select Fund”) or the US Government Money Market Fund (the “USG Select Fund”), (collectively the “Select Funds”). Cash collateral received by the Funds in connection with securities lending may be invested in the Select Funds. The Funds and the Select Funds have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Select Funds and receives from the Select Funds an annualized fee equal to 0.09% of its average daily net assets. During the year ended October 31, 2010, fees earned by the Manager from the Select Funds were as follows:

	Direct	Securities Lending
	Investments in	Collateral Invested
	Select Funds	in Select Funds	Total
International Equity	$3,165	$36,249	$39,414

28

American Beacon FundsSM
Notes to Financial Statements
October 31, 2010

     Interfund Lending Program
          Pursuant to an exemptive order by the Securities and Exchange Commission (the “SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. The Funds did not utilize the credit facility during the year ended October 31, 2010.
     Reimbursement of Expenses
          The Manager contractually agreed to reimburse the Emerging Markets Fund to the extent that total operating expenses exceeded the Fund’s expense cap. Of these amounts $17,000 was receivable from the Manager at October 31, 2010. For the year ended October 31, 2010, the Manager reimbursed expenses as follows:

		Expense Caps
		11/1/09 to	3/1/10 to	Reimbursed
Fund	Class	2/28/10	2/28/11	Expenses
Emerging Markets	Institutional	—	1.35%	$19,440
Emerging Markets	Y	—	1.45%	18
Emerging Markets	Investor	—	1.79%	9,356
Emerging Markets	A	—	1.79%	3
Emerging Markets	C	—	2.54%	4
     Expense Reimbursement Plan
          The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’s average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. For the year ended October 31, 2010, the Emerging Markets Fund has not recorded a liability for potential reimbursements that will be expiring in 2013, due to the current assessment that a reimbursement is unlikely.
3. Federal Income and Excise Taxes
          It is the policy of each Fund to qualify as a regulated investment company, by complying with all applicable provisions of the Code, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treaded as a single entity for the purpose of determining such qualification.
          The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.
          Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.
          The tax character of distributions paid during the fiscal years ended October 31, 2010 and October 31, 2009 were as follows (in thousands):

29

American Beacon FundsSM
Notes to Financial Statements
October 31, 2010

	Emerging Markets		International Equity
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2010	2009	2010	2009
Distributions paid from:
Ordinary income*
Institutional Class	$130	$129	$15,298	$22,416
Investor Class	131	93	12,702	17,116
Advisor Class	—	—	—	61
AMR Class	1,717	2,146	14,360	17,313
Long-term capital gain
Institutional Class	—	798	—	12,166
Investor Class	—	756	—	10,088
Advisor Class	—	—	—	40
AMR Class	—	11,268	—	8,489

Total distributions paid	$1,978	$15,190	$42,360	$87,689

*	For tax purposes, short-term capital gains are considered ordinary income distributions.
          As of October 31, 2010, the components of distributable earnings (deficit) on a tax basis were as follows (in thousands):

	Emerging	International
	Markets	Equity
Cost basis of investments for federal income tax purposes	$122,291	$1,329,456

Unrealized appreciation	30,441	247,667
Unrealized depreciation	(6,009)	(113,111)

Net unrealized appreciation/(depreciation)	24,432	134,556

Undistributed ordinary income	946	42,380
Accumulated long-term gain/(loss)	(4,000)	(196,918)
Other temporary differences	397	4,246

Distributable earnings/(deficit)	$21,775	$(15,736)

          Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gain/(losses) on certain derivative instruments, the realization for tax purposes of unrealized gain/(losses) on investments in passive foreign investment companies, and Section 732 basis adjustments.
          Due to inherent differences in the recognition of income, expenses and realized gains/(losses) under U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.
          Accordingly, the following amounts represent current year permanent differences derived from foreign currency, gains/(losses) from sales of investments in passive foreign investment companies and Section 732 basis adjustments that have been reclassified as of October 31, 2010 (in thousands):

	Emerging	International
	Markets	Equity
Paid-in-capital	$—	$531
Undistributed net investment income	177	3,916
Accumulated net realized loss	(177)	(4,447)
Unrealized depreciation of investments, futures contracts and foreign currency	—	—
          At October 31, 2010 the capital loss carry forward positions for federal income tax purposes were $3,608 for Emerging Markets Fund and $196,077 for International Equity Fund expiring in 2017 (in thousands).

30

American Beacon FundsSM
Notes to Financial Statements
October 31, 2010

The Emerging Markets Fund and the International Equity Fund utilized $14,398 and $28,739, respectively, of net capital loss carryovers for the year ended October 31, 2010.
4. Investment Transactions
          The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2010 were (in thousands):

	Emerging	International
	Markets	Equity
Purchases	$81,791	$489,710
Sales and Maturities	90,205	511,536
          A summary of the Fund’s direct transactions in the Select Funds for the year ended October 31, 2010 is set forth below (in thousands):

		October 31, 2009			October 31, 2010
	Affiliated Fund	Shares/Market Value	Purchases	Sales	Shares/Market Value
International Equity-Direct	USG Select Fund	$3,956	$9,044	$13,000	$—
International Equity-Security Lending	USG Select Fund	$31,053	$653,548	$680,231	$4,370
5. Securities Lending
          The International Equity Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked to market daily. Daily mark to market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark to market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.
          Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.
          Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retain 75%, 15%, and 10%, respectively, of the income generated from securities lending.
          While securities are on loan, the Fund continues to receive any income associated with that security and any gain or loss in the market price that may occur during the term of the loan.
          Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

31

American Beacon FundsSM
Notes to Financial Statements
October 31, 2010

          As of October 31, 2010, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):

Market Value of
Securities on Loan	Non-Cash Collateral	Cash Collateral Posted by Borrower
$7,078	$—	$7,452
          The Fund excludes $654,406 of securities on loan that were sold prior to October 31, 2010.
          Cash collateral is listed in the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in Income derived from securities lending in the Statement of Operations.
          Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non -cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.
6. Capital Share Transactions
          The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):
Year ended October 31, 2010

	Institutional Class			Y Class			Investor Class
Emerging Markets Fund	Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	76	$969		1	$11		344	$4,388
Reinvestment of dividends	10	125		—	—		10	127
Shares redeemed	(260)	(3,540	)*	—	—	*	(348)	(4,368	)*

Net increase (decrease) in shares outstanding	(174)	$(2,446)		1	$11		6	$147

	AMR Class			A Class			C Class
Emerging Markets Fund	Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	1,102	$14,612		—	$2		—	$1
Reinvestment of dividends	137	1,717		—	—		—	—
Shares redeemed	(1,572)	(19,966	)*	—	—	*	—	—	*

Net increase (decrease) in shares outstanding	(333)	$(3,637)		—	$2		—	$1

	Institutional Class			Y Class			Investor Class			Advisor Class
International Equity Fund	Shares	Amount		Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	5,496	$83,841		15	$227		7,001	$105,328		20	$300
Reinvestment of dividends	802	12,580		—	—		806	12,480		—	—
Shares redeemed	(6,209)	(96,106	)*	(1)	(9	)*	(8,688)	(132,955	)*	(89)	(1,424	)*

Net increase (decrease) in shares outstanding	89	$315		14	$218		(881)	$(15,147)		(69)	$(1,124)

	Retirement Class			AMR Class			A Class			C Class
International Equity Fund	Shares	Amount		Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	—	$—		4,214	$64,274		—	$4		—	$1
Reinvestment of dividends	—	—		912	14,360		—	—		—	—
Shares redeemed	—	—	*	(4,789)	(74,015	)*	—	—	*	—	—	*

Net increase (decrease) in shares outstanding	—	$—		337	$4,619		—	$4		—	$1

32

American Beacon FundsSM
Notes to Financial Statements
October 31, 2010

Year Ended October 31, 2009

	Institutional Class			Investor Class			AMR Class
Emerging Markets Fund	Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	119	$1,207		355	$3,717		1,767	$16,122
Reinvestment of dividends	126	917		114	822		1,832	13,414
Shares redeemed	(59)	(672	)*	(187)	(1,654	)*	(2,458)	(21,727	)*

Net increase in shares outstanding	186	$1,452		282	$2,885		1,141	$7,809

	Institutional Class			Y Class			Investor Class
International Equity Fund	Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	7,840	$100,116		—	$1		7,880	$99,626
Reinvestment of dividends	2,451	29,191		—	—		2,263	26,656
Shares redeemed	(21,920)	(270,772	)*	—	—	*	(13,941)	(175,030	)*

Net increase (decrease) in shares outstanding	(11,629)	$(141,465)		—	$1		(3,798)	$(48,748)

	Advisor Class			Retirement Class			AMR Class
International Equity Fund	Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	21	$262		—	$1		4,956	$64,260
Reinvestment of dividends	7	82		—	—		2,157	25,802
Shares redeemed	(35)	(464	)*	—	—	*	(4,240)	(53,865	)*

Net increase (decrease) in shares outstanding	(7)	$(120)		—	$1		2,873	$36,197

*	Net of Redemption Fees

33

American Beacon Emerging Markets FundSM
Financial Highlights
(For a share outstanding throughout the period)

						Y Class
						March
	Institutional Class					1 to
	Year Ended October 31,					October
	2010	2009	2008	2007	2006	31, 2010

Net asset value, beginning of period	$11.95	$9.00	$24.20	$17.42	$15.10	$12.29

Income from investment operations:
Net investment income (loss)	0.13	0.05	0.23	0.26	0.11	0.04
Net gains (losses) on securities (both realized and unrealized)	2.63	4.42	(11.78)	9.11	4.63	2.20

Total income (loss) from investment operations	2.76	4.47	(11.55)	9.37	4.74	2.24

Less distributions:
Dividends from net investment income	(0.16)	(0.21)	(0.10)	(0.10)	(0.21)	—
Distributions from net realized gains on securities	—	(1.31)	(3.55)	(2.49)	(2.21)	—

Total distributions	(0.16)	(1.52)	(3.65)	(2.59)	(2.42)	—

Redemption fees added to beneficial interestsA	—	—	—	—	—	—
Net asset value, end of period	$14.55	$11.95	$9.00	$24.20	$17.42	$14.53

Total return B,C	23.36%	60.56%	(55.59)%	60.83%	34.58%	18 .23	%D

Ratios and supplemental data:
Net assets, end of period (in thousands)	$9,023	$9,494	$5,478	$13,773	$16,552	$13
Ratios to average net assets (annualized):
Expenses, net of waivers	1.39%	1.66%	1.38%	1.60%	1.56%	1 .42	%E
Expenses, before waivers	1.58%	1.66%	1.38%	1.60%	1.56%	1 .82	%E
Net investment income (loss), net of waivers	0.77%	0.95%	1.35%	0.93%	0.80%	0 .79	%E
Net investment income (loss), before waivers	0.58%	0.95%	1.35%	0.93%	0.80%	0 .40	%E
Portfolio turnover rate	64%	70%	82%	81%	67%	64	% F

A	Amounts represent less than $0.01 per share.

B	May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

D	Not annualized.

E	Annualized.

F	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

34

												C Class
										A Class		September
Investor Class					AMR Class					May 17 to		1 to
Year Ended October 31,					Year Ended October 31,					October		October
2010	2009	2008	2007	2006	2010	2009	2008	2007	2006	31, 2010		31, 2010

$11.77	$8.85	$23.91	$17.22	$14.98	$12.02	$9.06	$24.37	$17.52	$15.17	$12.10		$12.89

0.04	0.04	0.17	0.11	0.09	0.11	0.09	0.33	0.19	0.15	0.02		(0.02)

2.63	4.35	(11.60)	9.11	4.55	2.68	4.43	(11.91)	9.30	4.65	2.15		1.39

2.67	4.39	(11.43)	9.22	4.64	2.79	4.52	(11.58)	9.49	4.80	2.17		1.37

(0.15)	(0.16)	(0.08)	(0.04)	(0.19)	(0.19)	(0.25)	(0.18)	(0.15)	(0.24)	—		—
—	(1.31)	(3.55)	(2.49)	(2.21)	—	(1.31)	(3.55)	(2.49)	(2.21)	—		—

(0.15)	(1.47)	(3.63)	(2.53)	(2.40)	(0.19)	(1.56)	(3.73)	(2.64)	(2.45)	—		—

—	—	—	—	—	—	—	—	—	—	—		—
$14.29	$11.77	$8.85	$23.91	$17.22	$14.62	$12.02	$9.06	$24.37	$17.52	$14.27		$14.26

22.85%	60.24%	(55.75)%	60.38%	34.01%	23.47%	61.01%	(55.48)%	61.28%	34.88%	17.93	%D	10.63	%D

$12,478	$10,208	$5,183	$11,694	$5,841	$128,841	$109,985	$72,516	$271,726	$135,146	$2		$1

1.77%	1.96%	1.72%	1.96%	2.04%	1.34%	1.42%	1.17%	1.37%	1.30%	1.78	%E	2.54	%E
1.86%	1.96%	1.72%	1.96%	1.91%	1.34%	1.42%	1.17%	1.37%	1.30%	2.26	%E	4.49	%E
0.37%	0.65%	1.00%	0.65%	0.49%	0.79%	1.27%	1.46%	1.25%	1.01%	0.39	%E	(0.96	)%E
0.29%	0.65%	1.00%	0.65%	0.62%	0.79%	1.27%	1.46%	1.25%	1.01%	(0.10	)%E	(2.91	)%E
64%	70%	82%	81%	67%	64%	70%	82%	81%	67%	64	% F	64	% F

35

American Beacon International Equity FundSM
Financial Highlights
(For a share outstanding throughout the period)

						Y Class
							August
	Institutional Class						3 to
	Year Ended October 31,						October
	2010	2009	2008	2007	2006	2010	31, 2009

Net asset value, beginning of period	$15.51	$13.13	$27.32	$24.68	$20.98	$15.52	$14 .89

Income from investment operations:
Net investment incomeA	0.35	0.54	0.77	0.65	0.60	0.04	0.04
Net gains (losses) on securities (both realized and unrealized)A	1.30	2.78	(11.60)	4.31	4.86	1.61	0.59

Total income (loss) from investment operations	1.65	3.32	(10.83)	4.96	5.46	1.65	0.63

Less distributions:
Dividends from net investment income	(0.49)	(0.61)	(0.70)	(0.50)	(0.43)	—	—
Distributions from net realized gains on securities	—	(0.33)	(2.66)	(1.82)	(1.33)	—	—

Total distributions	(0.49)	(0.94)	(3.36)	(2.32)	(1.76)	—	—

Redemption fees added to beneficial interestC	—	0.00	0.00	0.00	0.00	—	0.00

Net asset value, end of period	$16.67	$15.51	$13.13	$27.32	$24.68	$17.17	$15 .52

Total return D,E	10.81%	27.44%	(44.81)%	21.54%	27.55%	10.63%	4 .23	%H

Ratios and supplemental data:
Net assets, end of period (in thousands)	$527,718	$489,837	$567,414	$1,686,668	$1,549,521	$245	$1

Ratios to average net assets (annualized):
Expenses, net of waiversA	0.71%	0.73%	0.66%	0.67%	0.71%	0.81%	0 .69	%B
Expenses, before waiversA	0.71%	0.73%	0.66%	0.67%	0.71%	0.81%	0 .69	%B
Net investment income, net of waiversA	2.21%	2.76%	2.91%	2.46%	2.52%	1.44%	1 .00	%B
Net investment income (loss), before waiversA	2.21%	2.76%	2.91%	2.46%	2.52%	1.44%	1 .00	%B
Portfolio turnover rateF	38%	41%	31%	38%	40%	38%	41	%G

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the American Beacon International Equity Portfolio through February 28, 2006.

B	Annualized.

C	Amounts represent less than $0.01 per share.

D	May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

F	The International Equity Fund invested all of its investable assets in the American Beacon International Equity Portfolio through February 28, 2006. Portfolio turnover rate through February 28, 2006 is that of the American Beacon International Equity Portfolio.

G	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.

H	Not annualized.

36

American Beacon International Equity FundSM
Financial Highlights
(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2010	2009	2008	2007	2006

Net asset value, beginning of period	$15.30	$12.95	$26.99	$24.42	$20.79

Income from investment operations:
Net investment incomeA	0.29	0.37	0.66	0.58	0.50
Net gains (losses) on securities (both realized and unrealized)A	1.27	2.87	(11.41)	4.26	4.84

Total income (loss) from investment operations	1.56	3.24	(10.75)	4.84	5.34

Less distributions:
Dividends from net investment income	(0.44)	(0.56)	(0.63)	(0.45)	(0.38)
Distributions from net realized gains on securities	—	(0.33)	(2.66)	(1.82)	(1.33)

Total distributions	(0.44)	(0.89)	(3.29)	(2.27)	(1.71)

Redemption fees added to beneficial interestC	—	0.00	0.00	0.00	0.00

Net asset value, end of period	$16.42	$15.30	$12.95	$26.99	$24.42

Total return D,E	10.36%	27.08%	(44.96)%	21.22%	27.20%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$463,704	$445,596	$426,473	$909,385	$771,298

Ratios to average net assets (annualized):
Expenses, net of waiversA	1.07%	1.05%	0.92%	0.93%	0.96%
Expenses, before waiversA	1.07%	1.05%	0.92%	0.93%	0.96%
Net investment income, net of waiversA	1.83%	2.45%	2.82%	2.26%	2.25%
Net investment income (loss), before waiversA	1.83%	2.45%	2.82%	2.26%	2.25%
Portfolio turnover rateB	38%	41%	31%	38%	40%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the American Beacon International Equity Portfolio through February 28, 2006.

B	The International Equity Fund invested all of its investable assets in the American Beacon International Equity Portfolio through February 28, 2006. Portfolio turnover rate through February 28, 2006 is that of the American Beacon International Equity Portfolio.

C	Amounts represent less than $0.01 per share.

D	May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

37

American Beacon International Equity FundSM
Financial Highlights
(For a share outstanding throughout the period)

						Retirement Class
	Advisor Class					Year Ended
	Year Ended October 31,					October 31,
	2010	2009	2008	2007	2006	2010

Net asset value, beginning of period	$15.20	$12.86	$26.83	$24.24	$20.61	$15.20

Income from investment operations:
Net investment income (loss)A	0.89	0.31	0.62	0.56	0.46	0.22
Net gains (losses) on securities (both realized and unrealized)A	0.65	2.86	(11.35)	4.20	4.76	1.29

Total income (loss) from investment operations	1.54	3.17	(10.73)	4.76	5.22	1.51

Less distributions:
Dividends from net investment income	—	(0.50)	(0.58)	(0.35)	(0.26)	—
Distributions from net realized gains on securities	—	(0.33)	(2.66)	(1.82)	(1.33)	—

Total distributions	—	(0.83)	(3.24)	(2.17)	(1.59)	—

Redemption fees added to beneficial interestC	—	0.00	0.00	0.00	0.00	—

Net asset value, end of period	$16.74	$15.20	$12.86	$26.83	$24.24	$16.71

Total return D,E	10.13%	26.58%	(45.10)%	21.00%	26.73%	9.93%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$746	$1,722	$1,546	$4,932	$4,740	$1
Ratios to average net assets (annualized):
Expenses, net of waiversA	1.26%	1.44%	1.19%	1.12%	1.16%	1.47%
Expenses, before waiversA	1.26%	1.45%	1.19%	1.15%	1.19%	1.66%
Net investment income, net of waiversA	1.64%	2.26%	2.36%	2.04%	2.09%	1.44%
Net investment income (loss), before waiversA	1.64%	2.25%	2.36%	2.01%	2.05%	1.25%
Portfolio turnover rateH	38%	41%	31%	38%	40%	38%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the American Beacon International Equity Portfolio through February 28, 2006.

B	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

C	Amounts represent less than $0.01 per share.

D	May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

F	Not annualized.

G	Annualized.

H	The International Equity Fund invested all of its investable assets in the American Beacon International Equity Portfolio through February 28, 2006. Portfolio turnover rate through February 28, 2006 is that of the American Beacon International Equity Portfolio.

I	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.

38

							A Class		C Class
							May		September
May 1 to		AMR Class					17 to		1 to
October		Year Ended October 31,					October		October
31, 2009		2010	2009	2008	2007	2006	31, 2010		31, 2010

$11.78		$15.61	$13.25	$27.54	$24.86	$21.12	$14.14		$14.82

0.12		0.39	0.37	0.72	0.73	0.63	0.03		(0.01)

3.30		1.30	2.99	(11.58)	4.33	4.92	2.23		1.58

3.42		1.69	3.36	(10.86)	5.06	5.55	2.26		1.57

—		(0.52)	(0.67)	(0.77)	(0.56)	(0.48)	—		—

—		—	(0.33)	(2.66)	(1.82)	(1.33)	—		—

—		(0.52)	(1.00)	(3.43)	(2.38)	(1.81)	—		—

0.00		—	0.00	0.00	0.00	0.00	—		—

$15.20		$16.78	$15.61	$13.25	$27.54	$24.86	$16.40		$16.39

29.03	%F	11.05%	27.70%	(44.65)%	21.86%	27.88%	15 .98	%F	10 .59	%F

$1		$469,414	$431,499	$328,083	$672,680	$563,231	$4		$1

1.48	%G	0.46%	0.48%	0.41%	0.42%	0.45%	1.25	%G	1.99	%G
1.48	%G	0.46%	0.48%	0.41%	0.42%	0.45%	1.26	%G	2 .60	%G

1.72	%G	2.45%	3.00%	3.24%	2.77%	2.76%	0 .98	%G	(0 .20	)%G

1.72	%G	2.45%	3.00%	3.24%	2.77%	2.76%	0 .96	%G	(0 .81	)%G
41	%I	38%	41%	31%	38%	40%	38	%B	38	%B

39

American Beacon Funds
Privacy Policy & Federal Tax Information
October 31, 2010 (Unaudited)

Privacy Policy
          The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.
          We may collect nonpublic personal information about you from one or more of the following sources:
•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.
          We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.
          We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.
Federal Tax Information
          For shareholders in the Fund, the percentage of dividend income distributed for the year ended October 31, 2010, which is designated as qualified dividend income under the Jobs Growth Tax Relief Act of 2003, was 96.75% for Emerging Markets Fund and 60.58% for International Equity Fund. Shareholders will receive notification in January 2011 of the percentage applicable to the preparation of their 2010 income tax returns.
          The International Equity Fund designated a foreign tax credit of $3,776,580 and recognized foreign source income of $41,985,136.

40

Disclosure Regarding the Board of Trustees’ Approval of Investment Advisor Agreement (Unaudited)

          At its May 25, 2010 meeting, the Board of Trustees (“Board”) considered the renewal of each existing Management Agreement between American Beacon Advisors, Inc. (the “Manager”) and the American Beacon Funds (the “Funds”) and each Investment Advisory Agreement between the Manager and a subadvisor (“Investment Advisory Agreements” and collectively with the Management Agreement, the “Agreements”). In preparation for the Board’s consideration to renew these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors and Lipper, Inc. (“Lipper”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.
          In addition, the Board’s Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee held a separate meeting on May 10, 2010 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.
          In connection with the Board’s consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees considered, among other materials, responses by the Manager and the subadvisors to inquiries requesting:
•	a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

•	a copy of the firm’s most recent audited or unaudited financial statements, as well as Parts 1 and II of its Form ADV registration statement with the SEC;

•	a summary of any material pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

•	a comparison of the performance of that portion of Fund assets managed by each firm with performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any remedial measures if the firm’s performance was materially below that of the peer group;

•	a profit/loss analysis of the firm and any actual or anticipated economies of scale in relation to the services it provides to each Fund;

•	an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

•	a description of any payments by the subadvisors to the manager to support the Funds’ marketing efforts;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	confirmation that the firm’s financial condition would not impair its ability to provide high-quality advisory services to the Funds;

•	a description of any internal actions the firm has taken or anticipates taking in light of the current and projected decrease in revenues from prior years as a result of the current economic environment that may affect or are expected to affect the services performed for the Funds;

•	a description of the scope of portfolio management services provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies, and any advantages or disadvantages that might accrue to the Funds due to the firm’s involvement in other activities;

•	a description of the personnel who are assigned primary responsibility for managing the Funds, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Funds;

•	a description of the basis upon which portfolio managers are compensated, including any “incentive” arrangements, and a description of the oversight mechanisms used to prevent a portfolio manager whose compensation is tied to performance of a Fund from taking undue risks;

•	a discussion regarding the firm’s participation in “soft dollar” arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firm’s methodology for obtaining best execution and the use of any affiliated broker-dealers;

•	a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

•	a discussion of whether the firm has identified any investment or operational matters that likely present a high risk in managing Fund assets;

•	a description of trade allocation procedures among accounts managed by the firm;

•	a discussion of whether the firm receives, with respect to the Funds, other compensation, including any payment for order flow or ECN liquidity rebates

•	a certification by the firm regarding the reasonable design of its compliance program;

•	information regarding the firm’s code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto and a related certification of compliance by the firm;

•	a description of the firm’s affiliation with any broker-dealer;

•	a discussion of any anticipated change in the firm’s controlling persons; and

•	verification of the firm’s insurance coverage with regards to the services provided to the Funds.
          In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

41

Disclosure Regarding the Board of Trustees’ Approval of Investment Advisor Agreement (Unaudited)

•	a comparison of the performance of each Fund to comparable investment companies and appropriate indices, including comments on the relative performance of, as applicable, each subadvisor and each Fund versus the respective peer group average;

•	a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

•	a comparison of advisory fees and expense ratios for comparable mutual funds;

•	an analysis of any material complaints received from Fund shareholders;

•	a description of the extent to which the Manager monitors the investment activities and financial conditions of each subadvisor to the Funds;

•	a description of the Manager’s distribution activities with respect to promoting sales of Fund shares, including any revenue sharing practices;

•	a description of the Manager’s securities lending practices and the fees received from such practices;

•	a discussion of any rebate arrangements between the Manager and a service provider to the Funds pursuant to which the Manager receives direct or indirect benefits from the service provider;

•	a description of the portfolio turnover rate and average execution costs for each Fund and, as applicable, each subadvisor to a Fund; and

•	a description of how expenses that are not readily identifiable to a particular Fund are allocated.
          In connection with the Management Agreement and each Investment Advisory Agreement, the Board also obtained an analysis provided by Lipper that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds; and (iii) each Fund’s investment advisory fees versus comparable mutual funds. For each Fund with more than one class of shares, the class of shares used for comparative purposes was the class with the longest performance history, which in most cases was the Institutional Class. References below to each Fund’s Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper.
          Provided below is an overview of the primary factors the Trustees considered at the Investment Committee meeting on May 10, 2010 at which the Trustees reviewed the investment performance of the Manager and each subadvisor and the primary factors considered by the Board at its May 25, 2010 meeting at which the Board considered the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew the Management Agreement and each Investment Advisory Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of the Agreements. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Funds and their shareholders.
Considerations With Respect to All Funds
          In determining whether to renew the Management Agreement and each Investment Advisory Agreement, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the May 25, 2010 meeting, the Board considered each Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager and (to the extent provided) the subadvisors in rendering their services and their resulting profits or losses; (4) the extent to which economies of scale have been taken into account in setting each fee schedule; (5) whether fee levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.
          Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s generally favorable long-term performance and the background and experience of key investment personnel at the Manager; the low cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the manager’s commitment to increase assets in the Funds as demonstrated, for example, by the recent substantial increase in sales personnel; the Manager’s continuing efforts to add new series and share classes to enhance the Funds’ product line; the Manager’s high quality of services; the Manager’s active role in monitoring and, as appropriate recommending additional or replacement subadvisors; and efforts made by the Manager to retain key employees and maintain staff levels.
          With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the background and experience of each subadvisor’s investment personnel responsible for managing the Funds, the size of the subadvisor and their ability to continue to attract and retain qualified investment personnel. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

42

Disclosure Regarding the Board of Trustees’ Approval of Investment Advisor Agreement (Unaudited)

          Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its benchmark index(es) and peer group. The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all peer groups and universes. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Manager also noted that it generally was satisfied with the performance of the subadvisors. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”
          Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager and a subadvisor by Fund, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an individual Fund level and at an aggregate level for all Funds. The Board also considered that the Management Agreement for the Funds stipulates that, to the extent that a Fund invests all of its investable assets in another registered investment company (i.e., is a “Feeder Fund”), the Fund will not pay the Manager a management fee. Although the Board noted that, in certain cases, the fee rates paid by other clients is lower than the fee rates paid by the Funds, the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.
          The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and classes that were in place during the last fiscal year and to put in place new expense waivers and reimbursements for certain new classes of the Funds and new series of the Funds. The Board further considered that each subadvised Fund pays the Manager the amounts due to its subadvisors, and the Manager remits these amounts directly to the applicable subadvisors. The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of various Funds. The Board also noted that certain classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.
          In analyzing the cost of services and profitability for each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee a subadvisor charges for any comparable client accounts. The Board gave less weight to profitability considerations or did not view this data as imperative to its deliberations given the arm’s length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fees.
          Based on the foregoing information, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager and the subadvisors. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”
          Economies of Scale. In considering the reasonableness of the management and investment advisory fees, the Board considered whether economies of scale will be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, many subadvisors have agreed to take into account assets of AMR and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates. The Board also noted the Manager’s representation that assets in the Funds’ complex increased during 2009, primarily due to market appreciation.
          In addition, the Board noted the Manager’s representation that, due to the existing low cost structure of the Funds, further breakpoints in the management fee would not be appropriate at this time. The Board also considered that the management fee for the Money Market Funds is amongst the lowest in the industry. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee schedules for each Fund provides for a reasonable sharing of benefits from any economies of scale with the Fund.
          Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager’s relationship with the Funds and the money market portfolios continues to be a significant factor in attracting separate account assets for the Manager and the Manager’s use of the Large Cap Value Fund model for an actively managed exchange traded fund, managed by the Manager.
          In addition, the Manager noted that the Trusts also derive benefits from their association with the Manager. Specifically, the Board noted that the benefit plans of AMR Corporation, which are managed by the Manager, remain the largest or one of the largest shareholders in most of the Funds and the Manager’s representation that it provides services to each Trust at a lower than industry average cost. The Board considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Funds. The Board also considered that, with the exception of the Emerging Markets Fund, the Funds did not pay commissions to any affiliated broker-dealer of the Manager or the relevant subadvisor during the most recent fiscal years ended October 31, and December 31, 2009.
          Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.
Additional Considerations and Conclusions with Respect to Each Fund

43

Disclosure Regarding the Board of Trustees’ Approval of Investment Advisor Agreement (Unaudited)

          The performance comparisons below were made versus each Fund’s Lipper peer universe median. References to the Lipper expense universe below are to the universe of comparable mutual funds included in the analysis provided to the Trustees by Lipper.
Additional Considerations and Conclusions with Respect to the Emerging Markets Fund
          In considering the renewal of the Management Agreement for the Emerging Markets Fund, the Trustees considered the following additional factors: (1) the Emerging Markets Fund outperformed the peer universe median for the one-, three-, and five-year periods ended March 31, 2010; and (2) the expense ratio of the Institutional Class of the Fund ranked worse than the median of its Lipper expense universe.
          In considering the renewal of the Investment Advisory Agreements with The Boston Company Asset Management, LLC (“TBC”) and Morgan Stanley Investment Management Inc. (“MSIM”), the Trustees considered the following additional factors: (1) MSIM outperformed the peer universe median for the five-year period ended March 31, 2010, but underperformed for the one- and three-year periods; (2) TBC outperformed the peer universe median for the one-, three- and five-year periods ended March 31, 2010; (3) representations by each subadvisor regarding fee rates charged by the subadvisor to other comparable clients; (4) whether the subadvisors use Fund commissions to obtain proprietary or third-party research; and (5) the Manager’s recommendation to continue to retain each subadvisor.
          Based on these and other considerations the Trustees (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable, (2) determined that the Emerging Markets Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund, and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Emerging Markets Fund.
Additional Considerations and Conclusions with Respect to the International Equity Fund
          In considering the renewal of the Management Agreement for the International Equity Fund, the Trustees considered the following additional factors: (1) the Fund outperformed the peer universe median for the one-, three- and ten-year periods ended March 31, 2010, but underperformed for the five-year period; and (2) the expense ratio of the Institutional Class of Fund shares ranked better than the median of its Lipper expense universe.
          In considering the renewal of the Investment Advisory Agreements with Causeway Capital Management LLC (“Causeway”), Lazard Asset Management LLC (“Lazard”), Templeton Investment Counsel, LLC (“Templeton”), and TBC, the Trustees considered the following additional factors: (1) Templeton outperformed the peer universe median for the one-, three-, five- and ten-year periods ended March 31, 2010; (2) Causeway outperformed the peer universe median for the one-, three-, five- and ten-year periods ended March 31, 2010; (3) Lazard outperformed the peer universe median for the three- and ten-year periods ended March 31, 2010, but underperformed for the one- and five-year periods; (4) TBC underperformed the peer universe median for the one-, three- and five-year periods ended March 31, 2010; (5) management’s explanation that TBC’s underperformance was due, in part, to poor stock selection in the financial and materials sectors; (6) TBC significantly outperformed its Lipper peer group for the twelve months ended March 31, 2010; (7) management’s explanation that Lazard’s underperformance was due, in part, to poor stock selection in the financial and industrial sectors; (8) Lazard significantly outperformed its Lipper peer group for the twelve months ended March 31, 2010; (9) representations by each subadvisor regarding fee rates charged by the subadvisor to other comparable clients; (10) whether the subadvisors use Fund commissions to obtain proprietary or third-party research; and (11) the Manager’s recommendation to continue to retain each subadvisor.
          Based on these and other considerations the Trustees (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable, (2) determined that the International Equity Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the International Equity Fund.

44

Trustees and Officers of the American Beacon Funds
(Unaudited)

          The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees 23 funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Position, Term of
Office and Length
	of Time Served	Principal Occupation(s) During Past 5 Years
Name, Age and Address	with the Trust	and Current Directorships

INTERESTED TRUSTEES
Term Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (73)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (1960-Present); Director, Clear Channel Communications (1984-2008); Trustee, CenterPoint Properties (1994-2006); Member, Board of Trustees, Southern Methodist University ; Member, Board of Visitors, M.D. Anderson Hospital; Board of Visitors, Zale/Lipshy Hospital; Trustee, American Beacon Mileage Funds (1996-present); Trustee, American Beacon Select Funds (1999-present); Trustee, American Beacon Master Trust (1996-present).

NON-INTERESTED TRUSTEES	Term Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (66)	Trustee since 2004	Board Member, Baylor University Medical Center Foundation (1992-2004); Consultant, New River Canada Ltd. (mutual fund servicing company) (1998-2003); President and CEO, Allmerica Trust Company, NA (1996-1997); President and CEO, Fidelity Investments Southwest Company (1983-1995); Senior Vice President of Regional Centers, Fidelity Investments (1988-1995); Trustee, American Beacon Mileage Funds (2004-present); Trustee, American Beacon Select Funds (2004-present); Trustee, American Beacon Master Trust (2004-present).

Brenda A. Cline (49)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, Texas Christian University (1998-Present); Trustee, W.I. Cook Foundation, Inc. (d/b/a Cook Children’s Health Foundation) (2001-2006); Director, Christian Church Foundation (1999-2007); Trustee, American Beacon Mileage Funds (2004-present); Trustee, American Beacon Select Funds (2004-present); Trustee, American Beacon Master Trust (2004-present).

Eugene J. Duffy (56)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994- Present); Director, Sunrise Bank of Atlanta (2008-Present); Chairman, Special Contributions Fund Board of Trustees, National Association for the Advancement of Colored People (2007-Present); Trustee, National Association for the Advancement of Colored People (2000-Present); Board of Visitors, Emory University (2006-Present); Trustee, Atlanta Botanical Garden (2006-Present); Board Member, Willie L. Brown Jr. Institute on Politics and Public Service (2001-Present); Chair, National Association of Securities Professionals (2000-2002); Deputy Chief Administrative Officer, City of Atlanta (1985-1990); Trustee, American Beacon Mileage Funds (2008-present); Trustee, American Beacon Select Funds (2008-present); Trustee, American Beacon Master Trust (2008-present).

45

Trustees and Officers of the American Beacon Funds
(Unaudited)

Position, Term of
Office and Length
	of Time Served	Principal Occupation(s) During Past 5 Years
Name, Age and Address	with the Trust	and Current Directorships

Thomas M. Dunning (68)	Trustee since 2008	Consultant, (2008-Present); Chairman (1998-2008) and Chief Executive Officer (1998-2007), Lockton Dunning Benefits (consulting firm in employee benefits); Director, Oncor Electric Delivery Company LLC (2007-present); Director, Baylor Health Care System Foundation (2007-present); State Vice Chair, State Fair of Texas (1987-present); Board Member, Southwestern Medical Foundation (1994-present); Trustee, American Beacon Mileage Funds (2008-present); Trustee, American Beacon Select Funds (2008-present); Trustee, American Beacon Master Trust (2008-present).

Richard A. Massman (67)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present), Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities). Chairman (2007-Present) and Director (2005-Present), The Dallas Opera Foundation; Chairman (2006-2009) and Director (2005-Present), Temple Emanu-El Foundation; Trustee, Presbyterian Hospital Foundation (2006-Present); Trustee, American Beacon Mileage Funds (2004-present); Trustee, American Beacon Select Funds (2004-present); Trustee, American Beacon Master Trust (2004-present).

R. Gerald Turner (64) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas 75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, ChemFirst (1986-2002); Director, J.C. Penney Company, Inc. (1996-Present); Director, California Federal Preferred Capital Corp. (2001-2003); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting Investment Partners, LLC (2003-2007); Member, Salvation Army of Dallas Board of Directors; Member, Methodist Hospital Advisory Board; Co-Chair, Knight Commission on Intercollegiate Athletics; Trustee, American Beacon Mileage Funds (2001-present); Trustee, American Beacon Select Funds (2001-present); Trustee, American Beacon Master Trust (2001-present).

Paul J. Zucconi, CPA (70)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-present); Director, Titanium Metals Corporation (producer of titanium melted and mill products and sponge) (2002- present); Director, Torchmark Corporation (life and health insurance products) (2002-present); Director, National Kidney Foundation of North Texas (2003-Present); Director, Dallas Chapter of National Association of Corporate Directors (2004-Present); Partner, KPMG (1976-2001); Trustee, American Beacon Mileage Funds (2008-present); Trustee, American Beacon Select Funds (2008-present); Trustee, American Beacon Master Trust (2008-present).

OFFICERS

William F. Quinn** (62)	Term One Year Executive Vice President from 2007 to 2008 and 2009 to Present President from 1987 to 2007 and 2008 to 2009 Trustee from 1987 to 2008	Executive Chairman (2009-Present), Chairman (2006-2009) and CEO (2006- 2007), President (1986-2006) and Director (2003-Present), American Beacon Advisors, Inc.; Chairman (1989-2003) and Director (1979-1989, 2003-Present), American Airlines Federal Credit Union; Director, Hicks Acquisition I, Inc. (2007-2009); Director, Crescent Real Estate Equities, Inc.(1994-2007); Director, Pritchard, Hubble & Herr, LLC (investment advisor) (2001-2006); Director of Investment Committee, Southern Methodist University Endowment Fund (1996-Present); Member, Southern Methodist University Cox School of Business Advisory Board (1999-2002); Member, New York Stock Exchange Pension Manager Committee (1997-1998, 2000-2002, 2006-Present); Chairman (2007-Present) and Vice Chairman (2004-2007), Committee for the Investment of Employee Benefits; Director, United Way of Metropolitan Tarrant County (1988-2000, 2004-Present); Trustee, American Beacon Mileage Funds (1995-2008); Trustee, American Beacon Select Funds (1999-2008); Trustee, American Beacon Master Trust (1995-2008); Director, American Beacon Global Funds SPC (2002-present); Director, American Beacon Global Funds plc (2007-2009).

46

Trustees and Officers of the American Beacon Funds
(Unaudited)

Position, Term of
Office and Length
	of Time Served	Principal Occupation(s) During Past 5 Years
Name, Age and Address	with the Trust	and Current Directorships

Gene L. Needles, Jr. (55)	President 2009 to Present	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President (2008-2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), Managing Director of Sales (2002-2003), National Sales Manager (1999-2002), and Regional Sales Manager (1993-1999), AIM Distributors.

Rosemary K. Behan (51)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Assistant General Counsel, First Command Financial Planning, Inc. (2004-2006); Attorney (1995-2004), Securities and Exchange Commission.

Brian E. Brett (50)	VP since 2004	Vice President, Director of Sales and Marketing, American Beacon Advisors, Inc. (2004-Present); Regional Vice President, Neuberger Berman, LLC (investment advisor) (1996-2004).

Wyatt Crumpler (44)	VP since 2007	Vice President, Asset Management, American Beacon Advisors, Inc. (2007-Present); Managing Director of Corporate Accounting (2004-2007), Director of IT Strategy and Finance (2001-2004), American Airlines, Inc.

Michael W. Fields (56)	VP since 1989	Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-Present); Director American Beacon Global Funds SPC (2002-present); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (49)	Treasurer since 2010	Vice President, Finance and Accounting (2010-Present), Controller (2005-2009), Assistant Controller (1998-2004), American Beacon Advisors, Inc.

Terri L. McKinney (47)	VP since 2009	Vice-President, Enterprise Services (2009-Present), Managing Director (2003-2009), Director of Marketing & Retail Sales (1996-2003), American Beacon Advisors, Inc.; Vice-President, Board of Trustees (2008-Present), Trustee (2006-2008) Down Syndrome Guild of Dallas.

Jeffrey K. Ringdahl (35)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice-President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

Christina E. Sears (39)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Senior Compliance Analyst, American Beacon Advisors, Inc. (1998-2004).

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.

**	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust’s and Master Trust’s sub-advisors.

47

This page intentionally left blank.

48

This page intentionally left blank.

49

Delivery of Documents
eDelivery is NOW AVAILABLE — Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at
www.americanbeaconfunds.com
If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.
To obtain more information about the Fund:

By E-mail:
american_beacon.funds@ambeacon.com
On the Internet:
Visit our website at www.americanbeaconfunds.com

By Telephone:
Institutional, Y, Investor, Advisor, and Retirement Classes
Call (800) 658-5811
AMR ClassSM
Call (800) 345-2345
By Mail:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules
In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, NW, Washington, DC 20549. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available on the Funds’ website (www.americanbeaconfunds.com) approximately twenty days after the end of each month.
Availability of Proxy Voting Policy and Records
A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website (www.americanbeaconfunds.com) and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

Custodian	Transfer Agent	Independent Registered	Distributor
State Street Bank and	Boston Financial Data	Public Accounting	Foreside Fund Services,
Trust	Services	Firm	LLC
Boston, Massachusetts	Kansas City, Missouri	Ernst & Young LLP	Portland, Maine
Dallas, Texas
This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or summary prospectus.
American Beacon Funds, American Beacon Emerging Markets Fund, and American Beacon International Equity Fund are service marks of American Beacon Advisors, Inc.
AR 10//10
IN1010

G U I D A N C E | V I S I O N | E X P E R I E N C E

American Beacon FUNDS℠

Annual Report

October 31, 2010

BALANCED FUND

LARGE CAP GROWTH FUND

MID-CAP VALUE FUND

About American Beacon Advisors
     Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.
     Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Contents

President’s Message	1
Market and Performance Overviews	2-12

American Beacon Schedules of Investments

Balanced Fund	14
Large Cap Growth Fund	22
Mid-Cap Value Fund	25

Additional Information	Back Cover

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.
Investing in debt securities entails interest rate risk which is the risk that debt securities will decrease in value with increases in market interest rates. Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies.

Fellow Shareholders,
          Throughout the past 12 months, one theme prevailed: investments placed with experienced, forward-thinking managers can still benefit. Opportunity abounds for those with the foresight to know how to capitalize on changing market conditions. It’s no coincidence that this theme also goes to the heart of the American Beacon Funds investment philosophy.
          It’s a philosophy that continued serving our domestic equity investors well. For the 12-month period ended October 31, 2010 the American Beacon Balanced Fund (Institutional Class) returned 12.47%. The American Beacon Large Cap Growth Fund (Institutional Class) similarly generated 17.70% and the American Beacon Mid-Cap Value Fund (Institutional Class) rose 23.19% over the same period. Please note that the recent growth rate in the stock market has helped to produce short-term increases that are not typical and may not continue in the future.
          While we keep a watchful eye on your investment in our funds, we also remain focused on seeking out new opportunities to help keep your financial goals on course. This is what guides the composition of American Beacon Funds’ product line-up. It is also what led to the addition of several new funds this past year: the American Beacon Zebra Large Cap and the Zebra Small Cap Equity Funds, which use a proprietary strategy to attempt to capture a unique source of equity return—the liquidity premium. We also recently added the American Beacon Evercore Small Cap Equity Fund, which relies on a fundamental bottom-up investment approach and is managed by the well-regarded Evercore Asset Management, LLC.
          Continuously searching for new ways to serve our fellow shareholders’ needs is our commitment to you, a commitment we summarize as: Oversight 360. Ours is a continuous commitment to cast a thoughtful and analytical eye over all the factors that influence our investments.
          We want to thank you for your continued investment in the American Beacon Funds. As you review the enclosed market overview, portfolio listings, and detailed financial data, please know that we remain dedicated to offering you both the level of superior service and knowledgeable investment management you’ve come to expect from us.
          To obtain further details about the American Beacon Funds family or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President American Beacon Funds

Securities of these Funds may only be sold by offering each Funds’ Prospectus and Summary Prospectus. You should consider the investment objectives, risks, fees and expenses of any mutual fund carefully before investing. This and other information is available in each Funds’ Prospectus and Summary Prospectus which you may obtain at www.americanbeaconfunds.com or by calling 1-800-967-9009. Please read the Prospectus and Summary Prospectus carefully before investing. Distributed by Foreside Fund Services, LLC.
There is no guarantee that the Funds’ investment objective will be met. At times, certain securities held by the American Beacon Zebra Large Cap Equity and Small Cap Equity Funds may have limited marketability and may be difficult to sell. Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Because the American Beacon Evercore Small Cap Equity Fund is a focused portfolio of fewer companies, the increase or decrease of the value of a single stock may have a greater impact on the Fund’s NAV and total return when compared to other diversified funds.

1

Domestic Equity Market Overview
October 31, 2010 (Unaudited)

          Extreme swings in investor sentiment and significant volatility in equity returns characterized the U.S. stock market’s performance during the past 12 months. Market returns were robust for the first several months of the year, only to be followed by a significant correction through the spring and summer months that was triggered by fears of a double-dip recession and concerns over the sovereign debt crisis in Europe. By August, many investors had seemingly grown despondent and sentiment towards equities reached extreme lows as the perceived safety of bonds drew increasing commitment.
          September’s history as the cruelest month combined with recession fears made equities look like dead money. A surprising thing happened on the way to the funeral, however, as equity markets rallied sharply for the month. They posted the best September return in 71 years and the third best return of any month over the past 10 years. An interesting aspect of the rally was the absence of any real catalyst.
          In the end, the S&P 500 returned 16.52% for 12 months ended October 31, 2010. Contributions to this performance were widespread, with most sectors finishing up in double digits.
Sector Results
          Consumer Discretionary, Industrials, Telecommunications and Materials stocks were among the strongest performers, while financials and energy were significant laggards. Continuing sluggishness in loan demand, a persistent stream of negative regulatory pronouncements out of Washington and the seemingly endless flow of mortgage problems tempered enthusiasm for the banking industry. Insurers were pressured by weak fixed income returns given the near zero interest rate environment, volatile returns in the equity market, and the specter of further delays in the recovery in real estate markets.
          The trend of Gross Domestic Product (“GDP”) growth slowed significantly throughout the year—from 5.0% in the fourth quarter of 2009 to 1.7% in the second quarter of 2010. Subpar growth persisted into the third quarter of 2010 as well.
Consumer Spending
          With growth at such a sluggish pace, consumer spending remained weak especially in light of deferred hiring by employers. Given these conditions, there is little reason to expect a resumption of normal economic growth until employment can show meaningful improvement. More and more, the strong GDP growth in the fourth quarter of 2009 and the first quarter of 2010 is looking like an inventory driven anomaly.
          Absent the change in inventories, real final sales grew at less than 1.5% over the past four quarters. This was extraordinarily weak for the first 12 months out of a severe recession. However, profit growth has been exceptional as businesses restrained their spending. Margins at many companies were at or above prior peaks. Corporate balance sheets were also very strong, as cash balances grew due to the reluctance to make large capital expenditures.
          Yet, jobs still hold the key to recovery. Job statistics have not been encouraging. Without significant growth in employment, consumer and business spending is likely to remain sluggish and the recovery in housing will be pushed farther into the future.
Limited Economic Stimulus
          Policymakers in Washington have made a concerted effort to jumpstart the economy, but the results have been limited at best. Now, the government is running out of ammunition as more than two-thirds of the fiscal stimulus budget has been spent and the Federal Reserve has already slashed interest rates to the bone. At the state and local government level, employment was maintained with Federal stimulus money in 2010, but the projected new political mix in Congress next year is not expected to continue that support. Our sub-advisors anticipate retrenchment in state and municipal employment and spending to be a headwind for the economy in the coming year.
          As for the overall market, it is inexpensive but it remains subject to economic uncertainty. The unemployment/underemployment figures are the highest since the 1930’s and the Federal Reserve has pushed short-term rates to zero

2

Domestic Equity Market Overview
October 31, 2010 (Unaudited)

without much to show for it. This implies a very fragile economic environment with a minimal cushion.
          Meanwhile, bonds seem to be making a case for stocks. The monetary policies of the Federal Reserve appear to be designed to move investors into riskier alternatives, such as equities, by keeping bond interest rates at record lows. As investor interest returns to domestic stocks, our managers see a number of positives. As mentioned earlier, corporate balance sheets are quite strong and many companies are positioned to return significant amounts of cash to shareholders, both in the form of share repurchases and (most importantly) increased dividends. Many stocks have a dividend yield which exceeds the interest rate of 10-year Treasury bonds and yet still have the potential to grow returns further through both earnings and dividend growth. Also, most financial stocks are not currently paying any dividends. As we mentioned earlier, many of these financial companies are building significant amounts of excess capital which is likely to be used to restore dividend yields.
          Also encouraging is that aggressive cost-cutting during the recession formed lean businesses with tremendous operating leverage. As revenue growth has resurfaced—in fact, some 90% of companies saw revenue gains in the third quarter of 2010—it has created an earnings tailwind. Profit margins on incremental revenue have been more than three times profit margins on base revenue. This is providing the overall market with remarkable operating leverage.
          Our managers continue to find compelling valuation opportunities given that the market remains nearly 20% below its 2007 peak. Though less extraordinary than they were in early 2009, these valuation opportunities remain attractive, particularly relative to fixed income alternatives. There appear to be fewer valuation spreads at the sector level, but many at the stock level, making it more of a stock-picker’s market than a cyclical one. This is a prime environment for active equity managers in search of bottom-up valuation opportunities.

3

Performance Overview
American Beacon Balanced FundSM
October 31, 2010 (Unaudited)

          The Balanced Fund’s Institutional Class returned 12.47% for the twelve months ended October 31, 2010. The Fund underperformed the 60% Russell 1000® Value/40% Barclays Capital Aggregate Index benchmark return of 13.06% and the Lipper Mixed-Asset Target Allocation Growth Funds Index return of 14.21%.
Comparison of Change in Value of a $10,000 Investment
For The Period from 10/31/00 through 10/31/10

				Value of
	Annualized Total Returns			$10,000
	Periods Ended 10/31/10			10/31/00-
	1 Year	5 Years	10 Years	10/31/10
Institutional Class(1,8)	12.47%	3.18%	5.60%	$17,246
Y Class(1,3,8)	12.40%	3.16%	5.60%	$17,237
Investor Class(1,8)	12.06%	2.89%	5.31%	$16,781
Advisor Class(1,2,8)	11.96%	2.67%	5.17%	$16,550
A Class with sales charge(1,4,8)	5.64%	1.68%	4.69%	$15,818
A Class without sales charge(1,4,8)	12.10%	2.90%	5.32%	$16,787
C Class with sales charge(1,5,8)	10.77%	2.84%	5.29%	$16,738
C Class without sales charge(1,5,8)	11.77%	2.84%	5.29%	$16,738
AMR Class(1,8)	12.84%	3.46%	5.89%	$17,718
Balanced Composite Index(6)	13.06%	3.34%	4.49%	$15,510
Russell 1000 Value Index(7)	15.71%	0.62%	2.64%	$12,982
Barclays Capital Aggregate Index(7)	8.01%	6.45%	6.38%	$18,561
Lipper Mixed-Asset Target Allocation Growth Funds Index(7)	14.21%	3.84%	4.03%	$14,850

1.	Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit our website at www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/00 up to 5/31/05, the inception date of the Advisor Class, and the returns of the Advisor Class since its inception. Expenses of the Advisor Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the Advisor Class been in existence since 10/31/00. A portion of the fees charged to the Advisor Class of the Fund was waived in 2005. Performance prior to waiving fees was lower than actual returns shown for 2005.

3.	Fund performance for the one-year, five-year, and ten-year periods represents the total returns achieved by the Institutional Class from 10/31/00 up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/00.

4.	Fund performance for the one-year, five-year, and ten-year periods represents the total returns achieved by the Investor Class from 10/31/00 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/00. A Class has a maximum sales charge of 5.75%.

5.	Fund performance for the one-year, five-year, and ten-year periods represents the total returns achieved by the Investor Class from 10/31/00 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/00. The maximum contingent deferred sales charge for C Class is 1% for shares redeemed within one year of the date of purchase.

6.	To reflect the Fund’s allocation of its assets between investment grade fixed-income securities and equity securities, the returns of the Russell 1000 Value Index and the Barclays Capital Aggregate Index have been combined in a 60%/40% proportion.

7.	The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 1000 Value Index is a registered trade mark of Frank Russell Company. The Barclays Capital Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. The Lipper Mixed-Asset Target Allocation Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Growth Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

8.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, A, C, and AMR Class shares was 0.61%, 0.71%, 0.90%, 1.10%, 1.11%, 1.86%, and 0.36%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
          During the twelve-month period, the Fund’s assets on average were invested 63% in equities (including equitized cash) and 37% in fixed-income securities, ending the period with 64% in

4

Performance Overview
American Beacon Balanced FundSM
October 31, 2010 (Unaudited)

equities/equitized cash and 36% in fixed-income securities.
          The equity portion of the Fund (excluding equitized cash) returned 15.0%, underperforming the Russell 1000® Value Index (the “Index”) return of 15.7%. The Fund’s equities underperformed the Index entirely due to security selection as sector allocation added to relative returns. The Fund’s holdings in the Information Technology, Financials, and Energy sectors detracted the most value relative to the Index. Microsoft (down 2.4%) and Dell (down 13.3% for the period the Fund owned the security) had the largest negative impact on performance in the Information Technology sector. In the Financials sector, XL Capital (down 0.9%), ACE (up 19.0%), and JPMorgan Chase (down 10.0%) were the largest detractors. BP (down 33.6%) and Transocean (down 17.8% for the period the Fund owned the security) hurt performance most in the Energy sector. The aforementioned returns were slightly offset by good security selection in the Consumer Staples and Health Care sectors. In the Consumer Staples sector, Imperial Tobacco Group (up 15.3%) and Diageo (up 17.6%) added the most value to relative returns. For the period the Fund owned the securities, Astrazeneca (up 21.5%), Merck (up 17.6%) and Bristol Myers Squibb (up 30.9%) were the largest contributors in the Health Care sector.
          Underweight positions in Energy and Financials, the two worst performing sectors in the Index, added value to the Fund’s relative returns through sector allocation. An underweight in the Utilities sector detracted from performance.
          The fixed-income portion of the Fund returned 9.8% for the period, outperforming the Barclays Capital Aggregate Index (the “Barclays Index”) return of 8.0%. A significant overweight in Corporates, the second best performing sector in the Barclays Index, and an underweight position in Mortgage Pass-Throughs contributed most to the Fund’s performance through sector allocation. The Fund’s holdings in Agency securities also added value.
          The sub-advisors continue to focus on the disciplined selection of attractive securities that should allow the Fund to benefit long term.
Top Ten Holdings

% of
Net Assets
ConocoPhillips	2.3%
JPMorgan Chase & Co.	2.0%
Bank of America Corp.	1.4%
International Business Machines Corp.	1.8%
Wells Fargo & Co.	1.6%
Hewlett-Packard Co.	1.4%
Vodafone Group plc	1.5%
Pfizer, Inc.	1.5%
Microsoft Corp.	1.4%
PNC Financial Services Group, Inc.	1.2%
Sector Allocation

% of Equities
Financials	23.0%
Information Technology	13.7%
Industrials	11.7%
Energy	11.4%
Health Care	11.1%
Consumer Discretionary	9.3%
Consumer Staples	7.0%
Telecommunication Services	4.8%
Utilities	4.1%
Materials	3.9%
Sector Allocation

% of Fixed
Income
Corporate	46.9%
U.S. Agency Mortgage Backed Obligations	16.3%
Agency	14.3%
U.S. TIPS	13.9%
Commercial Mortgage Backed Securities	3.1%
Asset-Backed	2.9%
Mortgage-Backed	1.6%
Municipal Obligations	0.9%
Other Government	0.1%

5

Performance Overview
American Beacon Large Cap Growth FundSM
October 31, 2010 (Unaudited)

          The Institutional Class of the Large Cap Growth Fund returned 17.70% for the twelve months ended October 31, 2010, trailing both the Russell 1000® Growth Index (the “Index”) return of 19.65% and the Lipper Large-Cap Growth Funds Index return of 18.26%.
Comparison of Change in Value of a $10,000 Investment
For the Period from 10/31/00 through 10/31/10

				Value of
	Annualized Total Returns			$10,000
	Periods Ended 10/31/10			10/31/00-
	1 Year	5 Years	10 Years	10/31/10
Institutional Class(1,6)	17.70%	0.05%	-4.08%	$6,596
Y Class(1,2,6)	17.50%	0.02%	-4.09%	6,280
A Class with sales Charge(1,3,6)	10.81%	-1.17%	-4.66%	5,919
A Class without sales charge (1,3,6)	17.50%	0.02%	-4.09%	6,280
C Class with sales Charge(1,4,6)	16.30%	-0.02%	-4.11%	6,270
C Class without sales charge (1,4,6)	17.30%	-0.02%	-4.11%	6,270
AMR Class(1,6)	18.11%	0.38%	-3.87%	6,741
Russell 1000 Growth Index(5)	19.65	3.21	-2.52	7,748
Lipper Large-Cap Growth Funds Index(5)	18.26%	1.95%	-3.10%	7,299

1.	Performance shown is historical and may not be indicative of future returns. Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Institutional Class of the Fund has been waived since 2004. Performance prior to waiving the fees was lower than actual returns shown for periods since 2004.

2.	Fund performance for the one-year, five-year, and ten-year periods represents the total returns achieved by the Institutional Class from 10/31/00 up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the Y Class been in existence since 3/1/10.

3.	Fund performance for the one-year, five-year, and ten-year periods represents the total returns achieved by the Institutional Class from 10/31/00 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/00. A Class has a maximum sales charge of 5.75%.

4.	Fund performance for the one-year, five-year, and ten-year periods represents the total returns achieved by the Institutional Class from 10/31/00 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/00. The maximum contingent deferred sales charge for C Class is 1% for shares redeemed within one year of the date of purchase.

5.	The Russell 1000 Growth Index is an unmanaged index of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Russell 1000 Growth Index and Russell 1000 Index are registered trademarks of Frank Russell Company. The Lipper Large-Cap Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large-Cap Growth Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

6.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, A, C, and AMR Class shares was 0.95%, 1.05%, 1.45%, 2.20%, and 0.64%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
          The Fund underperformed the Index entirely due to stock selection, as sector allocation added modest value to the Fund’s relative returns. Most of the Fund’s underperformance was attributed to poor security selection in the Financials and Health Care sectors. In the Financials sector, JPMorgan Chase (down 11.4%) and Knight Capital Group (down 13.3%) were the largest detractors. For the period the Fund owned the securities, Express Scripts (up 3.9%) and Becton Dickinson (up 0.4%) had the largest impact on performance in the Health Care sector. Good stock selection in the Information Technology sector, where Baidu (up 160.0%) and Lexmark International (up 0.2%) were the largest contributors for the period the Fund owned the securities, added to the Fund’s relative returns.
          A neutral position in Consumer Discretionary and an overweight position in Industrials, two of

6

Performance Overview
American Beacon Large Cap Growth FundSM
October 31, 2010 (Unaudited)

the better performing sectors in the Index, added value relative to the Index, as did an underweight in the Consumer Staples sector. This was somewhat offset by being underweight in the Materials sector.
          Looking forward, the Fund’s sub-advisors will continue to maintain a disciplined, long-term approach to equity investing in larger stocks with above-average growth potential.
Top Ten Holdings

% of
Net Assets
Apple Computer, Inc.	3.1%
Union Pacific Corp.	2.3%
Oracle Corp.	2.3%
Express Scripts, Inc.	2.1%
Cognizant Technology Solutions Corp.	1.9%
EMC Corp.	1.9%
Cisco Systems, Inc.	1.8%
Deere & Co.	1.7%
priceline.com, Inc.	1.6%
Texas Instruments, Inc.	1.4%
Sector Allocation

% of Equities
Information Technology	37.5%
Industrials	18.4%
Consumer Discretionary	17.3%
Health Care	10.3%
Financials	6.3%
Energy	5.0%
Materials	2.8%
Consumer Staples	1.5%
Telecommunication Services	0.9%

7

Performance Overview
American Beacon Mid-Cap Value FundSM
October 31, 2010 (Unaudited)

          The Institutional Class of the Mid-Cap Value Fund returned 23.19% for the twelve months ended October 31, 2010. The Fund trailed the Russell Midcap® Value Index (the “Index”) return of 27.49% but outperformed the Lipper Mid-Cap Value Funds Index return of 22.16%.
Comparison of Change in Value of a $10,000 Investment
For the Period from 6/30/04* through 10/31/10

*	Inception of Fund

				Value of
	Annualized Total Returns		Since	$10,000
	Periods Ended 10/31/10		Incep.	6/30/04-
	1 Year	5 Years	(6/30/04)	10/31/10
Institutional Class(1,3,9)	23.19%	3.43%	5.38%	$13,933
Y Class(1,4,9)	23.19%	3.43%	5.38%	13,935
Investor Class (1,2,9)	22.93%	3.17%	5.17%	13,760
Advisor Class (1,5,9)	22.37%	3.12%	5.13%	13,726
A Class with sales charge (1,6,9)	15.60%	1.90%	4.15%	13,730
A Class without sales charge (1,6,9)	22.66%	3.12%	5.13%	12,941
C Class with sales charge (1,7,9)	21.66%	3.12%	5.13%	13,730
C Class without sales charge (1,7,9)	22.66%	3.12%	5.13%	13,730
AMR Class (1,9)	23.28%	3.59%	5.50%	14,044
Russell Midcap Value Index(8)	27.49%	3.38%	6.26%	14,690
Lipper Mid-Cap Value Funds Index(8)	22.16%	3.48%	4.94%	13,574

1.	Performance shown is historical and may not be indicative of future returns. Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the AMR Class of the Fund was waived through 2005. Performance prior to waiving fees was lower than the actual returns shown for periods through 2005.

2.	Fund performance for the five-year and since inception periods represents the total returns achieved by the AMR Class from 6/30/04 up to 3/1/06, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the AMR Class. As a result, total returns shown may be higher than they would have been had the Investor Class been in existence since 6/30/04. A portion of the fees charged to the Investor Class of the Fund has been waived since 2006. Performance prior to waiving fees was lower than actual returns shown since 2006.

3.	Fund performance for the year and since inception periods represents the total returns achieved by the AMR Class from 6/30/04 up to 11/30/05, the inception date of the Institutional Class, and the returns of the Institutional Class since its inception. Expenses of the Institutional Class are higher than those of the AMR Class. As a result, total returns shown may be higher than they would have been had the Institutional Class been in existence since 6/30/04. A portion of the fees charged to the Institutional Class of the Fund has been waived since 2007. Performance prior to waiving fees was lower than actual returns shown since 2007.

4.	Fund performance for the one-year, five-year and since inception periods represents the total returns achieved by the AMR Class from 6/30/04 up to 11/30/05, the inception date of the Institutional Class, and the total returns of the Institutional Class from 11/30/05 up to 3/1/10, the inception date of the Y Class and the returns of the Y Class since its inception. Expenses of the AMR and Institutional Classes are lower than those of the Y Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 6/30/04..

5.	Fund performance for the five-year and since inception periods represents the total returns achieved by the AMR Class from 6/30/04 to 11/30/05, the Institutional Class from 11/30/05 to 3/1/06 and the Investor Class from 3/1/06 to 6/29/07. Because the AMR, Institutional, and Investor Classes had lower expenses, their performance was better than the Advisor Class would have realized during the same period. A portion of the fees charged to the Advisor Class of the Fund has been waived since 2007. Performance prior to waiving fees was lower than the actual returns shown since 2007.

6.	Performance shown prior to the 5/17/10 inception of the A Class is that of the AMR Class from 6/30/04 to 11/30/05, the Institutional Class from 11/30/05 to 3/1/06 and the Investor Class from 3/1/06 to 5/17/10. Because the AMR, Institutional, and Investor Classes had lower expenses, their performance was better than the A Class would have realized during the same period. A Class shares has a maximum sales charge of 5.75%.

7.	Performance shown prior to the 9/1/10 inception of the C Class is that of the AMR Class from 6/30/04 to 11/30/05, the Institutional Class from 11/30/05 to 3/1/06 and the Investor Class from 3/1/06 to 9/1/10. Because the AMR, Institutional, and Investor Classes had lower expenses, their performance was better than the C Class would have realized during the same period. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

8

Performance Overview
American Beacon Mid-Cap Value FundSM
October 31, 2010 (Unaudited)

8.	The Russell Midcap Value Index is an unmanaged index of those stocks in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Russell Midcap Value Index and Russell 1000 Index are registered trademarks of Frank Russell Company. The Lipper Mid-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mid-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

9.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, A, C, and AMR Class shares was 1.15%, 1.25%, 1.36%, 1.60%, 1.65%, 2.24%, and 0.84%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
          The Fund underperformed the Index entirely due to stock selection as sector allocation was neutral relative to the Index.
          Most of the Fund’s poor performance in stock selection resulted primarily from its holdings in the Health Care, Industrials, Financials, and Information Technology sectors. In the Health Care sector, Zimmer Holdings (down 9.8%) and Immucor (down 11.3% for the period the Fund owned the security) detracted the most value relative to the Index. Individual holdings that had the largest impact on performance in the Industrials sector were Armstrong World Industries (up 0.7%) and Ryder System (up 9.8%). In the Financials sector, Primerica (up 35.3% for the period the Fund owned the security) and XL Capital (down 5.6%) were the largest detractors, while Motorola (down 23.9%) hurt performance most in the Information Technology sector. Good security selection in the Consumer Discretionary sector, where Magna International (up 86.7%), Gildan Activewear (up 70.6%), and Family Dollar Stores (up 65.4%) were the largest contributors, added relative value.
          A significant overweight in the Consumer Discretionary sector added value through sector allocation. This was negated by an absence from Materials and Telecommunication Services, two of the better performing sectors in the Index, which detracted value relative to the Index.
          The sub-advisors’ philosophy of investing in undervalued companies that exhibit improving profitability and earnings growth potential should allow the Fund to benefit longer term.
Top Ten Holdings

% of
Net Assets
L-3 Communications Holdings, Inc.	2.8%
Willis Group Holdings plc	2.3%
Avnet, Inc.	2.1%
J.C. Penney Company, Inc.	1.9%
Tyco Electronics Ltd.	1.9%
Fifth Third Bancorp	1.8%
Brady Corp.	1.8%
Stanley Black & Decker, Inc.	1.5%
CA, Inc.	1.5%
Con-way, Inc.	1.5%
Sector Allocation

% of Equities
Financials	25.1%
Industrials	18.9%
Consumer Discretionary	17.4%
Information Technology	10.5%
Health Care	10.4%
Utilities	6.2%
Energy	5.0%
Consumer Staples	4.1%
Materials	2.4%

9

Fund Expenses
October 31, 2010 (Unaudited)

Fund Expense Example
          As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in a particular Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2010 through October 31, 2010.
Actual Expenses
          The following tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

		Large Cap
	Balanced	Growth	Mid-Cap
Institutional Class	Fund	Fund	Value Fund
Beginning Account Value 5/1/10	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,010.04	$1,029.98	$985.12
Expenses Paid During Period 5/1/10-10/31/10*	$2.94	$5.01	$4.90
Annualized Expense Ratio	0.58%	0.98%	0.98%

		Large Cap
	Balanced	Growth	Mid-Cap
Y Class	Fund	Fund	Value Fund
Beginning Account Value 5/1/10	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,007.98	$1,028.22	$983.96
Expenses Paid During Period 5/1/10-10/31/10*	$4.76	$5.42	$6.15
Annualized Expense Ratio	0.94%	1.06%	1.23%

	Balanced	Mid-Cap
Investor Class	Fund	Value Fund
Beginning Account Value 5/1/10	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,007.98	$983.96
Expenses Paid During Period 5/1/10-10/31/10*	$4.76	$6.15
Annualized Expense Ratio	0.94%	1.23%

	Balanced	Mid-Cap
Advisor Class	Fund	Value Fund
Beginning Account Value 5/1/10	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,007.66	$982.76
Expenses Paid During Period 5/1/10-10/31/10*	$5.47	$7.20
Annualized Expense Ratio	1.08%	1.44%

		Large Cap
	Balanced	Growth	Mid-Cap
A Class**	Fund	Fund	Value Fund
Beginning Account Value 5/17/10	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,039.03	$1,079.60	$1,020.00
Expenses Paid During Period 5/17/10-10/31/10*	$5.04	$7.13	$6.84
Annualized Expense Ratio	1.08%	1.49%	1.48%

		Large Cap
	Balanced	Growth	Mid-Cap
C Class**	Fund	Fund	Value Fund
Beginning Account Value 9/1/10	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,052.43	$1,125.73	$1,106.02
Expenses Paid During Period 9/1/10-10/31/10*	$3.14	$3.84	$3.88
Annualized Expense Ratio	1.83%	2.20%	2.24%

10

Fund Expenses
October 31, 2010 (Unaudited)

	Balanced	Large Cap	Mid-Cap
AMR Class	Fund	Growth Fund	Value Fund
Beginning Account Value 5/1/10	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/2010	$1,011.74	$1,031.58	$986.17
Expenses Paid During Period 5/1/10-10/31/10*	$1.67	$3.69	$3.85
Annualized Expense Ratio	0.33%	0.72%	0.77%
Hypothetical Example for Comparison Purposes
          The following tables provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in a particular Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.
          You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by a Fund, such as redemption fees as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the following tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

		Large Cap
	Balanced	Growth	Mid-Cap
Institutional Class	Fund	Fund	Value Fund
Beginning Account Value 5/1/10	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,022.28	$1,020.27	$1,020.27
Expenses Paid During Period 5/1/10-10/31/10*	$2.96	$4.99	$4.99
Annualized Expense Ratio	0.58%	0.98%	0.98%

		Large Cap
	Balanced	Growth	Mid-Cap
Y Class	Fund	Fund	Value Fund
Beginning Account Value 5/1/10	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,020.47	$1,019.86	$1,019.00
Expenses Paid During Period 5/1/10-10/31/10*	$4.79	$5.40	$6.26
Annualized Expense Ratio	0.94%	1.06%	1.23%

	Balanced	Mid-Cap
Investor Class	Fund	Value Fund
Beginning Account Value 5/1/10	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,020.47	$1,019.00
Expenses Paid During Period 5/1/10-10/31/10*	$4.79	$6.26
Annualized Expense Ratio	0.94%	1.23%

	Balanced	Mid-Cap
Advisor Class	Fund	Value Fund
Beginning Account Value 5/1/10	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,019.76	$1,017.95
Expenses Paid During Period 5/1/10-10/31/10*	$5.50	$7.32
Annualized Expense Ratio	1.08%	1.44%

		Large Cap
	Balanced	Growth	Mid-Cap
A Class**	Fund	Fund	Value Fund
Beginning Account Value 5/17/10	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,018.06	$1,016.15	$1,016.21
Expenses Paid During Period 5/17/10-10/31/10*	$5.00	$6.92	$6.86
Annualized Expense Ratio	1.08%	1.49%	1.48%

11

Fund Expenses
October 31, 2010 (Unaudited)

		Large Cap
	Balanced	Growth	Mid-Cap
C Class**	Fund	Fund	Value Fund
Beginning Account Value 9/1/10	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,005.30	$1,004.68	$1,004.61
Expenses Paid During Period 9/1/10-10/31/10*	$3.06	$3.68	$3.75
Annualized Expense Ratio	1.83%	2.20%	2.24%

		Large Cap
	Balanced	Growth	Mid-Cap
AMR Class	Fund	Fund	Value Fund
Beginning Account Value 5/1/10	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,023.54	$1,021.58	$1,021.32
Expenses Paid During Period 5/1/10-10/31/10*	$1.68	$3.67	$3.92
Annualized Expense Ratio	0.33%	0.72%	0.77%

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half year period.

**	Beginning account value is the inception date of 5/17/10 and 9/1/10 for the A and C Classes, respectively. Expenses are equal to the Fund’s annualized expense ratios for the period multiplied by the average account value over the period multiplied by the number derived by dividing the number of days in the period (168 and 61 for the A and C Classes, respectively) by days in the year (365).

12

American Beacon Funds
Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
American Beacon Balanced Fund, American Beacon Large Cap Growth Fund, and American Beacon Mid-Cap Value Fund:
We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of the American Beacon Balanced Fund, the American Beacon Large Cap Growth Fund, and the American Beacon Mid-Cap Value Fund (three of the funds constituting the American Beacon Funds) (collectively, the “Funds”), as of October 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon Balanced Fund, the American Beacon Large Cap Growth Fund, and the American Beacon Mid-Cap Value Fund at October 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Dallas, Texas
December 23, 2010

13

American Beacon Balanced Fund
Schedule of Investments
October 31, 2010

	Shares/Par
	Amount	Value
	(par and dollars in 000’s)
COMMON STOCK — 59.26%
CONSUMER DISCRETIONARY — 5.52%
Auto Components — 0.24%
Johnson Controls, Inc.	60,300	2,118

Automobiles — 0.26%
Toyota Motor Corp.*	32,600	2,309

Hotels, Restaurants & Leisure — 1.16%
Carnival Corp.	105,300	4,545
McDonald’s Corp.	35,200	2,738
Wyndham Worldwide Corp.	100,100	2,878

		10,161

Media — 0.96%
CBS Corp.	103,400	1,751
Comcast Corp.	160,200	3,096
Interpublic Group of Cos., Inc.†	161,500	1,672
Time Warner Cable, Inc.	32,400	1,875

		8,394

Multiline Retail — 1.28%
J.C. Penney Company, Inc.	115,400	3,598
Target Corp.	46,450	2,413
Wal-Mart Stores, Inc.	94,900	5,141

		11,152

Specialty Retail — 1.61%
Abercrombie & Fitch Co.	73,900	3,167
Gap, Inc.	391,200	7,436
Limited Brands, Inc.	23,700	697
The Home Depot, Inc.	89,750	2,771

		14,071

Total Consumer Discretionary		48,205

CONSUMER STAPLES — 4.14%
Beverages — 1.03%
Coca-Cola Co.	35,300	2,165
Diageo plc*	68,200	5,046
PepsiCo, Inc.	27,300	1,783

		8,994

Food & Drug Retailing — 0.90%
CVS Caremark Corp.	140,700	4,237
Safeway, Inc.	99,500	2,279
Sysco Corp.	45,100	1,329

		7,845

Food Products — 0.10%
Kraft Foods, Inc.	28,100	907

Tobacco — 2.11%
Altria Group, Inc.	103,000	2,618
Imperial Tobacco Group plc*	86,800	5,555
Lorillard, Inc.	10,500	896
Philip Morris International, Inc.	159,100	9,308

		18,377

Total Consumer Staples		36,123

	Shares/Par
	Amount	Value
	(par and dollars in 000’s)
ENERGY — 6.77%
Energy Equipment & Services — 0.38%
Transocean Ltd.†	53,000	3,358

Oil & Gas — 6.39%
BP plc*	103,100	4,210
Chevron Corp.	71,428	5,901
ConocoPhillips	330,676	19,641
Exxon Mobil Corp.	85,100	5,657
Marathon Oil Corp.	64,800	2,305
Occidental Petroleum Corp.	63,200	4,969
Royal Dutch Shell plc*	115,400	7,423
Spectra Energy Corp.	236,100	5,612

		55,718

Total Energy		59,076

FINANCIALS — 13.65%
Banks — 4.59%
Bank of America Corp.	1,032,480	11,812
Bank of New York Mellon Corp.	71,300	1,787
KeyCorp.	149,257	1,222
PNC Financial Services Group, Inc.	190,458	10,266
SunTrust Banks, Inc.	35,000	876
Wells Fargo & Co.	538,598	14,046

		40,009

Diversified Financials — 5.14%
American Express Co.	135,100	5,601
Capital One Financial Corp.	130,900	4,879
Citigroup, Inc.†	1,555,303	6,486
Goldman Sachs Group, Inc.	17,100	2,752
JPMorgan Chase & Co.	459,134	17,276
Morgan Stanley Dean Witter & Co.	155,000	3,855
SLM Corp.†	165,200	1,966
State Street Corp.	49,700	2,075

		44,890

Insurance — 3.42%
ACE Ltd.	45,300	2,692
Allstate Corp.	131,200	4,000
Genworth Financial, Inc.†	218,000	2,472
Hartford Financial Services Group, Inc.	138,200	3,314
Lincoln National Corp.	82,600	2,022
MetLife, Inc.	157,288	6,344
Prudential Financial, Inc.	24,800	1,304
Travelers Cos., Inc.	49,200	2,716
XL Group plc.	235,100	4,972

		29,836

Real Estate — 0.50%
Annaly Capital Management, Inc.‡	244,900	4,337

Total Financials		119,072

HEALTH CARE — 6.58%
Biotechnology — 0.24%
Amgen, Inc.†	36,400	2,082

Health Care Equipment & Supplies — 0.80%
Baxter International, Inc.	94,500	4,810
Covidien PLC.	54,500	2,173

		6,983

See accompanying notes

14

American Beacon Balanced Fund
Schedule of Investments
October 31, 2010

	Shares/Par
	Amount	Value
	(par and dollars in 000’s)
Health Care Providers & Services — 0.98%
Cardinal Health, Inc.	69,100	2,397
CIGNA Corp.	96,800	3,406
WellPoint, Inc.†	50,900	2,766

		8,569

Pharmaceuticals — 4.56%
Bristol-Myers Squibb Co.	254,500	6,846
Eli Lilly & Co.	106,500	3,749
Johnson & Johnson	119,000	7,577
Merck & Co., Inc.	240,176	8,714
Pfizer, Inc.	741,254	12,897

		39,783

Total Health Care		57,417

INDUSTRIALS — 6.93%
Aerospace & Defense — 2.02%
Boeing Co.	39,600	2,797
Lockheed Martin Corp.	67,100	4,784
Northrop Grumman Corp.	48,800	3,085
Raytheon Co.	150,600	6,940

		17,606

Air Freight & Couriers — 0.34%
FedEx Corp.	34,000	2,982

Commercial Services & Supplies — 0.36%
RR Donnelley & Sons Co.	168,960	3,117

Construction & Engineering — 0.25%
Shaw Group, Inc.†	72,200	2,206

Industrial Conglomerates — 2.19%
3M Co.	32,000	2,695
General Electric Co.	363,000	5,815
Honeywell International, Inc.	172,900	8,146
Tyco International Ltd.	64,125	2,455

		19,111

Machinery — 1.77%
Cummins, Inc.	18,400	1,621
Eaton Corp.	21,100	1,874
Illinois Tool Works, Inc.	54,100	2,472
ITT Industries, Inc.	77,000	3,634
PACCAR, Inc.	114,000	5,844

		15,445

Total Industrials		60,467

INFORMATION TECHNOLOGY — 8.12%
Communications Equipment — 0.35%
Cisco Systems, Inc.†	133,400	3,046

Computers & Peripherals — 3.20%
Hewlett-Packard Co.	297,100	12,496
International Business Machines Corp.	107,500	15,436

		27,932

Electronic Equipment & Instruments — 0.51%
Avnet, Inc.†	46,400	1,382
Tyco Electronics Ltd.	97,225	3,080

		4,462

	Shares/Par
	Amount	Value
	(par and dollars in 000’s)
Internet Software & Services — 0.22%
Xerox Corp.	163,900	1,918

IT Consulting & Services — 0.10%
Accenture plc.	20,400	912

Semiconductor Equipment & Products — 1.41%
ASML Holding N.V	28,330	940
Intel Corp.	398,900	8,006
Micron Technology, Inc.†	162,600	1,345
Texas Instruments, Inc.	69,400	2,052

		12,343

Software — 2.32%
CA, Inc.	277,474	6,440
Microsoft Corp.	450,600	12,004
Oracle Corp	61,400	1,805

		20,249

Total Information Technology		70,862

MATERIALS — 2.30%
Chemicals — 1.43%
Air Products & Chemicals, Inc.	27,000	2,294
Celanese Corp.	1,800	64
Dow Chemical Co.	79,200	2,442
E. I. du Pont de Nemours & Co.	107,000	5,059
PPG Industries, Inc.	34,000	2,608

		12,467

Metals & Mining — 0.57%
Cliffs Natural Resources, Inc.	45,900	2,992
Newmont Mining Corp.	32,800	1,997

		4,989

Paper & Forest Products — 0.30%
International Paper Co.	103,600	2,619

Total Materials		20,075

TELECOMMUNICATION SERVICES — 2.84%
Diversified Telecommunication Services — 1.35%
AT&T, Inc.	233,477	6,654
Nokia Corp.*	316,200	3,377
Verizon Communications, Inc.	52,808	1,715

		11,746

Wireless Telecommunication Services — 1.50%
Vodafone Group plc*	474,800	13,062

Total Telecommunication Services		24,808

UTILITIES — 2.41%
CenterPoint Energy, Inc.	190,100	3,148
Dominion Resources, Inc.	107,400	4,668
Edison International	74,200	2,738
Entergy Corp.	46,900	3,495
Exelon Corp.	122,600	5,005
NextEra Energy, Inc.	35,100	1,932

Total Utilities		20,986

Total Common Stock (Cost $490,911)		517,091

CORPORATE OBLIGATION — 16.51%
Energy — 0.02%
See accompanying notes

15

American Beacon Balanced Fund
Schedule of Investments
October 31, 2010

	Shares/Par
	Amount	Value
	(par and dollars in 000’s)
Petrobras International Finance Co., 6.875%, Due 1/20/2040	125	145

Finance — 6.14%
Aegon Funding Corp., 5.75%, Due 12/15/2020	350	377
American Express Co.,
2.75%, Due 9/15/2015	150	151
8.15%, Due 3/19/2038	225	307
American Express Credit Corp., 5.875%, Due 5/2/2013	605	666
ANZ National Int’l Ltd., 2.375%, Due 12/21/2012§	350	357
Bank of America Corp.,
6.50%, Due 8/1/2016	2,090	2,331
7.80%, Due 9/15/2016	700	803
6.00%, Due 9/1/2017	400	430
7.625%, Due 6/1/2019	400	468
Bank of New York Mellon Corp., 4.95%, Due 11/1/2012	355	384
Bank One Corp., 4.90%, Due 4/30/2015	250	271
Barclays Bank plc,
3.90%, Due 4/7/2015	330	354
6.75%, Due 5/22/2019	350	416
Bear Stearns Cos., Inc.,
6.40%, Due 10/2/2017	555	647
7.25%, Due 2/1/2018	840	1,025
Berkshire Hathaway Finance Corp., 5.75%, Due 1/15/2040	360	377
Berkshire Hathaway, Inc., 1.40%, Due 2/10/2012	1,435	1,451
BNP Paribas, 0.690%, Due 4/8/2013**	800	797
Canadian Imperial Bank of Commerce, 1.45%, Due 9/13/2013	515	521
Citigroup, Inc.,
6.375%, Due 8/12/2014	1,170	1,313
0.715%, Due 11/5/2014**	320	302
6.01%, Due 1/15/2015	540	598
6.125%, Due 11/21/2017	660	735
8.50%, Due 5/22/2019	1,000	1,256
CME Group, Inc.,
5.40%, Due 8/1/2013	260	291
5.75%, Due 2/15/2014	465	529
CNA Financial Corp., 7.35%, Due 11/15/2019	245	276
Countrywide Financial Corp., 5.80%, Due 6/7/2012	235	248
Credit Suisse N.Y.,
3.45%, Due 7/2/2012	700	729
5.30%, Due 8/13/2019	325	361
Deutsche Bank AG, 3.875%, Due 8/18/2014	325	349
Fifth Third Bancorp, 8.25%, Due 3/1/2038	1,500	1,758
General Electric Capital Corp.,
5.90%, Due 5/13/2014	350	398
0.490%, Due 1/8/2016**	1,125	1,056
5.625%, Due 5/1/2018	765	855
6.00%, Due 8/7/2019	350	395
5.50%, Due 1/8/2020	250	275
5.875%, Due 1/14/2038	625	636
Goldman Sachs Group, Inc.,
5.35%, Due 1/15/2016	725	799
6.25%, Due 9/1/2017	650	735

	Shares/Par
	Amount	Value
	(par and dollars in 000’s)
5.95%, Due 1/18/2018	565	628
6.00%, Due 6/15/2020	175	194
6.75%, Due 10/1/2037	1,902	1,994
HSBC Finance Corp., 0.539%, Due 1/15/2014**	1,050	998
ING Bank, NV, 5.125%, Due 5/1/2015§	450	480
JPMorgan Chase & Co.,
3.70%, Due 1/20/2015	1,240	1,311
6.00%, Due 1/15/2018	375	428
5.50%, Due 10/15/2040	325	327
JPMorgan Chase Bank, NA, 0.623%, Due 6/13/2016§ **	415	390
Liberty Mutual Insurance Co., 7.875%, Due 10/15/2026§	1,500	1,587
Lincoln National Corp., 4.75%, Due 2/15/2014	245	261
Lloyds TSB Bank plc, 4.375%, Due 1/12/2015§	325	341
MassMutual Global Funding II, 0.453%, Due 12/6/2013§ **	400	395
Mellon Funding Corp., 0.526%, Due 5/15/2014**	250	248
Merrill Lynch & Co., Inc.,
6.40%, Due 8/28/2017	1,000	1,090
6.50%, Due 7/15/2018	260	283
6.11%, Due 1/29/2037	365	347
MetLife, Inc.,
5.375%, Due 12/15/2012	535	579
6.375%, Due 6/15/2034	350	387
Metropolitan Life Global Funding I, 0.542%, Due 3/15/2012§ **	320	320
Monumental Global Funding III, 0.489%, Due 1/15/2014§ **	325	312
Morgan Stanley,
2.876%, Due 5/14/2013**	700	717
0.769%, Due 10/15/2015**	320	294
7.30%, Due 5/13/2019	350	404
5.625%, Due 9/23/2019	350	368
Nasdaq OMX Group,
4.00%, Due 1/15/2015	185	193
5.55%, Due 1/15/2020	185	195
Nationwide Building Society, 5.50%, Due 7/18/2012§	500	535
Nordea Bank AB,
2.50%, Due 11/13/2012§	350	359
4.875%, Due 1/27/2020§	300	323
PNC Funding Corp.,
4.25%, Due 9/21/2015	730	789
4.375%, Due 8/11/2020	330	334
Pricoa Global Funding I, 5.40%, Due 10/18/2012§	175	188
ProLogis, 5.625%, Due 11/15/2016	175	184
Prudential Financial, Inc.,
4.50%, Due 7/15/2013	550	587
5.10%, Due 9/20/2014	445	488
7.375%, Due 6/15/2019	300	364
Rabobank Nederland NV,
4.20%, Due 5/13/2014§	200	218
2.125%, Due 10/13/2015	385	388
Simon Property Group LP, 10.35%, Due 4/1/2019	325	459
Societe Generale N.Y., 2.20%, Due 9/14/2013§	300	304
See accompanying notes

16

American Beacon Balanced Fund
Schedule of Investments
October 31, 2010

	Shares/Par
	Amount	Value
	(par and dollars in 000’s)
State Street Corp., 4.30%, Due 5/30/2014	290	320
Travelers Cos., Inc., 3.90%, Due 11/1/2020	160	162
Travelers Property Casualty Corp., 5.00%, Due 3/15/2013	400	437
U.S. Bancorp, 1.375%, Due 9/13/2013	570	575
UBS AG, 5.875%, Due 12/20/2017	325	373
UnitedHealth Group, Inc.,
3.875%, Due 10/15/2020	325	324
6.625%, Due 11/15/2037	2,000	2,242
Wachovia Corp.,
0.659%, Due 10/15/2016**	650	595
5.75%, Due 2/1/2018	775	879
Wells Fargo & Co., 5.625%, Due 12/11/2017	250	283
Westpac Banking Corp., 2.25%, Due 11/19/2012	330	338
Willis North America, Inc., 6.20%, Due 3/28/2017	360	386

		53,532

Industrials — 8.72%
Alltel Corp., 7.00%, Due 7/1/2012	300	329
Altria Group, Inc., 9.70%, Due 11/10/2018	365	503
America Movil, S.A.B. de C.V., 6.375%, Due 3/1/2035	350	396
American Honda Finance Corp.,
4.625%, Due 4/2/2013§	425	458
3.875%, Due 9/21/2020§	150	152
Amgen, Inc., 6.90%, Due 6/1/2038	1,480	1,834
Anheuser-Busch InBev Worldwide, Inc.,
3.00%, Due 10/15/2012	470	489
5.00%, Due 4/15/2020	330	366
8.00%, Due 11/15/2039§	125	174
Apache Corp., 5.10%, Due 9/1/2040	170	170
AT&T, Inc.,
5.10%, Due 9/15/2014	860	965
5.625%, Due 6/15/2016	400	468
5.50%, Due 2/1/2018	300	349
6.80%, Due 5/15/2036	150	173
6.40%, Due 5/15/2038	1,840	2,041
5.35%, Due 9/1/2040§	283	278
Baxter International, Inc., 1.80%, Due 3/15/2013	230	235
Best Buy Co., Inc., 6.75%, Due 7/15/2013	415	465
Biogen Idec, Inc., 6.875%, Due 3/1/2018	1,500	1,766
Boeing Co., 1.875%, Due 11/20/2012	350	358
Burlington Northern Santa Fe LLC,
5.75%, Due 3/15/2018	425	493
7.95%, Due 8/15/2030	205	268
5.75%, Due 5/1/2040	170	180
CA, Inc., 5.375%, Due 12/1/2019	305	330
Cameron International Corp., 6.375%, Due 7/15/2018	215	249
Canadian National Railway Co., 5.55%, Due 5/15/2018	350	410
Canadian Natural Resources Ltd., 6.25%, Due 3/15/2038	365	418
Caterpillar Financial Services Corp.,
1.90%, Due 12/17/2012	300	307

	Shares/Par
	Amount	Value
	(par and dollars in 000’s)
6.125%, Due 2/17/2014	620	715
2.75%, Due 6/24/2015	340	358
Coca-Cola Enterprises, Inc., 7.375%, Due 3/3/2014	175	211
Comcast Cable Communications
Holdings, Inc., 8.375%, Due 3/15/2013	128	148
Comcast Corp.,
6.30%, Due 11/15/2017	480	569
5.875%, Due 2/15/2018	305	352
6.45%, Due 3/15/2037	2,630	2,891
6.55%, Due 7/1/2039	350	392
ConocoPhillips,
4.60%, Due 1/15/2015	900	1,011
5.20%, Due 5/15/2018	425	491
5.75%, Due 2/1/2019	310	371
Costco Wholesale Corp., 5.30%, Due 3/15/2012	725	771
Covidien International Finance SA,
5.45%, Due 10/15/2012	395	430
6.55%, Due 10/15/2037	1,500	1,820
CRH America, Inc., 6.00%, Due 9/30/2016	635	714
CSX Corp., 5.50%, Due 4/15/2041	325	321
CVS Caremark Corp., 3.25%, Due 5/18/2015	170	179
Daimler Finance NA LLC,
7.75%, Due 1/18/2011	1,000	1,014
5.875%, Due 3/15/2011	450	459
5.75%, Due 9/8/2011	550	573
Dell, Inc., 3.375%, Due 6/15/2012	190	197
DIRECTV Holdings LLC,
3.55%, Due 3/15/2015	505	530
6.35%, Due 3/15/2040	160	171
E. I. du Pont de Nemours & Co., 5.875%, Due 1/15/2014	95	109
Eaton Corp., 5.60%, Due 5/15/2018	340	393
eBay, Inc., 0.875%, Due 10/15/2013	265	265
EI Du Pont de Nemours & Co., 3.25%, Due 1/15/2015	545	585
EOG Resources Canada, Inc., 4.75%, Due 3/15/2014§	350	379
Equity Residential, 5.125%, Due 3/15/2016	470	517
Express Scripts, Inc., 6.25%, Due 6/15/2014	570	657
France Telecom S.A.,
4.375%, Due 7/8/2014	295	326
2.125%, Due 9/16/2015	150	152
GlaxoSmithKline Capital, Inc., 5.65%, Due 5/15/2018	250	296
Hewlett-Packard Co.,
4.50%, Due 3/1/2013	425	460
6.125%, Due 3/1/2014	460	533
Honeywell International, Inc., 4.25%, Due 3/1/2013	580	628
Hospira, Inc., 6.05%, Due 3/30/2017	260	301
International Business Machines Corp.,
4.75%, Due 11/29/2012	480	521
7.625%, Due 10/15/2018	770	1,022
ITT Corp., 4.90%, Due 5/1/2014	695	769
John Deere Capital Corp., 4.90%, Due 9/9/2013	620	686
See accompanying notes

17

American Beacon Balanced Fund
Schedule of Investments
October 31, 2010

	Shares/Par
	Amount	Value
	(par and dollars in 000’s)
Johnson Controls, Inc., 5.00%, Due 3/30/2020	320	351
Kellogg Co., 4.25%, Due 3/6/2013	500	537
Koninklijke Philips Electronics NV, 5.75%, Due 3/11/2018	335	391
Kraft Foods, Inc.,
7.00%, Due 8/11/2037	1,580	1,900
6.50%, Due 2/9/2040	245	281
L-3 Communications Corp., 4.75%, Due 7/15/2020	400	418
Lorillard Tobacco Co., 8.125%, Due 6/23/2019	310	358
Marathon Oil Corp., 6.00%, Due 10/1/2017	415	487
Medtronic, Inc., 3.00%, Due 3/15/2015	1,065	1,132
Norfolk Southern Corp., 5.75%, Due 4/1/2018	425	492
Northrop Grumman Corp., 5.05%, Due 8/1/2019	150	168
Novartis Capital Corp.,
4.125%, Due 2/10/2014	560	613
2.90%, Due 4/24/2015	695	736
Novartis Securities Investment Ltd., 5.125%, Due 2/10/2019	1,164	1,336
Oracle Corp., 6.50%, Due 4/15/2038	1,055	1,270
Petroleos Mexicanos, 6.00%, Due 3/5/2020	325	367
Quest Diagnostics, Inc., 4.75%, Due 1/30/2020	150	154
Rogers Communications, Inc., 6.80%, Due 8/15/2018	350	437
Shell International Finance BV, 3.10%, Due 6/28/2015	340	361
Simon Property Group LP, 5.75%, Due 12/1/2015	460	525
Teck Resources Ltd., 6.00%, Due 8/15/2040	165	172
Telecom Italia Capital SA, 4.95%, Due 9/30/2014	475	513
Telefonica Emisiones SAU,
4.949%, Due 1/15/2015	425	469
6.421%, Due 6/20/2016	350	417
Thermo Fisher Scientific, Inc., 3.20%, Due 5/1/2015	240	253
Thomson Reuters Corp., 4.70%, Due 10/15/2019	150	163
Time Warner Cable, Inc.,
5.85%, Due 5/1/2017	350	399
6.75%, Due 7/1/2018	755	906
7.30%, Due 7/1/2038	1,920	2,315
Time Warner, Inc., 4.875%, Due 3/15/2020	160	176
Transocean, Inc., 6.80%, Due 3/15/2038	3,170	3,329
Tyco Electronics Group SA,
6.55%, Due 10/1/2017	455	531
7.125%, Due 10/1/2037	1,750	2,065
Tyco International Finance SA,
4.125%, Due 10/15/2014	175	191
8.50%, Due 1/15/2019	385	509
Unilever Capital Corp., 7.125%, Due 11/1/2010	2,000	2,000
Union Pacific Corp., 7.875%, Due 1/15/2019	350	459

	Shares/Par
	Amount	Value
	(par and dollars in 000’s)
United Technologies Corp., 6.125%, Due 7/15/2038	210	247
Valero Energy Corp.,
9.375%, Due 3/15/2019	155	199
6.625%, Due 6/15/2037	185	187
Verizon Communications, Inc.,
5.50%, Due 4/1/2017	350	403
6.90%, Due 4/15/2038	275	328
Verizon Wireless Capital, LLC,
3.75%, Due 5/20/2011	360	366
8.50%, Due 11/15/2018	415	568
Viacom, Inc., 6.875%, Due 4/30/2036	2,880	3,360
Vodafone Group plc, 6.15%, Due 2/27/2037	365	416
Wal-Mart Stores, Inc.,
7.55%, Due 2/15/2030	350	459
6.50%, Due 8/15/2037	1,340	1,606
5.00%, Due 10/25/2040	185	184
Waste Management, Inc., 7.375%, Due 3/11/2019	255	321
Wyeth Corp., 5.50%, Due 2/1/2014	1,465	1,666
Xerox Corp.,
5.50%, Due 5/15/2012	400	425
5.65%, Due 5/15/2013	75	82
8.25%, Due 5/15/2014	160	192

		76,101

Other Government — 0.04%
Province of Ontario Canada, 4.10%, Due 6/16/2014	350	386

Utilities — 1.59%
Columbus Southern Power Co., 5.50%, Due 3/1/2013	660	725
Commonwealth Edison Co., 4.00%, Due 8/1/2020	175	182
Consolidated Edison Co. of New York, Inc., 5.50%, Due 12/1/2039	350	369
Dominion Resources, Inc.,
5.60%, Due 11/15/2016	400	470
8.875%, Due 1/15/2019	120	162
Duke Energy Carolinas LLC, 5.10%, Due 4/15/2018	350	398
Duke Energy Indiana, Inc., 6.05%, Due 6/15/2016	520	618
EDF SA, 4.60%, Due 1/27/2020§	320	353
Energy Transfer Partners LP,
8.50%, Due 4/15/2014	605	720
9.00%, Due 4/15/2019	260	332
Enterprise Products Operating LLC,
5.65%, Due 4/1/2013	400	437
6.125%, Due 10/15/2039	310	328
Exelon Generation Co. LLC, 6.25%, Due 10/1/2039	310	323
FirstEnergy Solutions Corp., 4.80%, Due 2/15/2015	175	189
MidAmerican Energy Holdings Co.,
5.875%, Due 10/1/2012	760	827
6.125%, Due 4/1/2036	350	390
National Rural Utilities Cooperative Finance Corp., 1.125%, Due 11/1/2013	380	381
Pacific Gas & Electric Co.,
6.25%, Due 12/1/2013	175	200
3.50%, Due 10/1/2020	300	302
See accompanying notes

18

American Beacon Balanced Fund
Schedule of Investments
October 31, 2010

	Shares/Par
	Amount	Value
	(par and dollars in 000’s)
Progress Energy, Inc., 4.875%, Due 12/1/2019	350	385
Public Service Enterprise Group, Inc., 6.95%, Due 6/1/2012	745	815
Sempra Energy, 6.50%, Due 6/1/2016	315	380
Southern Power Co., 6.25%, Due 7/15/2012	525	571
Spectra Energy Capital Corp., 5.65%, Due 3/1/2020	310	344
Spectra Energy Capital LLC, 5.668%, Due 8/15/2014	310	348
TransCanada PipeLines Ltd.,
7.625%, Due 1/15/2039	340	445
6.10%, Due 6/1/2040	170	190
Union Electric Co., 6.70%, Due 2/1/2019	430	519
Virginia Electric and Power Co., 5.40%, Due 4/30/2018	350	406
Westar Energy, Inc., 6.00%, Due 7/1/2014	175	201
Wisconsin Electric Power Co., 6.25%, Due 12/1/2015	480	584
Xcel Energy, Inc., 5.613%, Due 4/1/2017	869	967

		13,861

Total Corporate Obligations (Cost $130,125)		144,025

NON-AGENCY MORTGAGE-BACKED
OBLIGATIONS — 1.25%
Banc of America Commercial Mortgage, Inc.,
5.317%, Due 9/10/2047	350	362
5.634%, Due 4/10/2049	700	727
Bear Stearns Commercial Mortgage Securities, Inc.,
5.201%, Due 12/11/2038	665	721
5.54%, Due 9/11/2041	1,070	1,170
4.831%, Due 7/11/2042	510	529
Citigroup Commercial Mortgage Trust, 4.38%, Due 10/15/2041	995	1,006
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.886%, Due 11/15/2044	930	1,005
GS Mortgage Securities Corp II, 4.607%, Due 7/10/2039	350	356
GS Mortgage Securities Trust, 3.679%, Due 8/10/2043§	397	418
JPMorgan Chase Commercial Mortgage Securities Corp.,
4.678%, Due 7/15/2042	337	350
3.853%, Due 6/15/2043§	696	730
4.625%, Due 3/15/2046	430	441
5.742%, Due 2/12/2049	550	585
5.629%, Due 2/12/2051	700	734
LB-UBS Commercial Mortgage Trust, 5.424%, Due 2/15/2040	500	536
Prime Mortgage Trust, 5.25%, Due 7/25/2020	914	932

	Shares/Par
	Amount	Value
	(par and dollars in 000’s)
Wachovia Bank Commercial Mortgage
Trust, 5.739%, Due 6/15/2049	330	343

Total Non-Agency Mortgage-Backed Obligations (Cost $10,085)		10,945

ASSET-BACKED SECURITIES — 0.98%
American Express Credit Account Master Trust, 5.35%, Due 1/15/2014	1,400	1,443
Bank of America Auto Trust, 0.75%, Due 6/15/2012§	561	562
BMW Floorplan Master Owner Trust, 1.406%, Due 9/15/2014§ **	350	354
Capital One Multi-Asset Execution Trust, 5.15%, Due 6/15/2014	1,050	1,088
Citibank Credit Card Issuance Trust, 1.806%, Due 5/15/2014**	650	663
Discover Card Master Trust, 1.556%, Due 2/17/2015**	200	203
Ford Credit Auto Lease Trust, 1.04%, Due 3/15/2013§	711	712
Ford Credit Floorplan Master Owner Trust, 1.806%, Due 9/15/2014**	350	356
Harley-Davidson Motorcycle Trust, 1.87%, Due 2/15/2014	350	353
Honda Auto Receivables Owner Trust, 3.30%, Due 9/15/2015	470	492
Hyundai Auto Receivables Trust, 3.15%, Due 3/15/2016	270	284
John Deere Owner Trust,
2.59%, Due 10/15/2013	316	320
3.96%, Due 5/16/2016	265	279
Nissan Master Owner Trust Receivables, 1.406%, Due 1/15/2015§ **	650	658
Volkswagen Auto Loan Enhanced Trust,
0.66%, Due 5/21/2012	319	319
6.24%, Due 7/20/2015	400	438

Total Asset-Backed Securities (Cost $8,327)		8,524

U.S. AGENCY MORTGAGE-BACKED
OBLIGATIONS — 6.14%
Federal Home Loan Mortgage Corporation
4.50%, Due 3/1/2019	479	507
5.00%, Due 10/1/2020	189	202
5.00%, Due 4/1/2023	655	697
4.50%, Due 5/1/2025	2,187	2,333
5.00%, Due 8/1/2033	1,047	1,119
5.50%, Due 2/1/2034	871	941
5.00%, Due 3/1/2034	787	841
6.00%, Due 6/1/2034	574	636
6.00%, Due 8/1/2034	459	505
5.00%, Due 8/1/2035	736	786
5.00%, Due 9/1/2035	920	984
5.00%, Due 9/1/2035	528	563
6.00%, Due 8/1/2036	470	513
5.50%, Due 11/1/2036	715	768
5.50%, Due 4/1/2037	935	1,004
5.50%, Due 5/1/2037	504	541
6.00%, Due 9/1/2037	312	339
5.50%, Due 12/1/2037	767	828
5.00%, Due 3/1/2038	1,012	1,074
6.00%, Due 3/1/2038	1,383	1,500
See accompanying notes

19

American Beacon Balanced Fund
Schedule of Investments
October 31, 2010

	Shares/Par
	Amount	Value
	(par and dollars in 000’s)
5.50%, Due 5/1/2038	399	428
5.50%, Due 10/1/2039	817	876

		17,985

Federal National Mortgage Association
5.50%, Due 2/1/2014	130	140
6.00%, Due 4/1/2016	150	163
5.00%, Due 12/1/2017	437	470
4.50%, Due 9/1/2018	284	304
4.00%, Due 8/1/2020	567	598
5.00%, Due 12/1/2023	374	398
5.00%, Due 3/1/2024	421	449
4.50%, Due 4/1/2024	592	635
5.00%, Due 3/1/2034	1,109	1,188
4.50%, Due 9/1/2034	534	565
5.50%, Due 12/1/2035	212	229
5.50%, Due 12/1/2035	344	372
5.50%, Due 1/1/2036	613	662
5.50%, Due 2/1/2036	504	544
5.00%, Due 2/1/2036	517	552
5.00%, Due 3/1/2036	937	1,002
5.50%, Due 4/1/2036	665	718
6.50%, Due 9/1/2036	1,138	1,268
6.00%, Due 9/1/2036	531	578
5.50%, Due 12/1/2036	879	947
5.50%, Due 2/1/2037	869	936
5.50%, Due 8/1/2037	669	724
5.50%, Due 3/1/2038	1,404	1,508
5.00%, Due 4/1/2038	1,010	1,075
5.00%, Due 6/1/2038	1,395	1,483
5.50%, Due 6/1/2038	1,773	1,905
6.00%, Due 9/1/2038	304	331
4.50%, Due 1/1/2040	2,029	2,132
5.00%, Due 7/1/2040	2,109	2,244
4.00%, Due 9/1/2040	1,487	1,534

		25,654

Government National Mortgage Association
7.00%, Due 12/15/2025	209	241
4.201%, Due 8/16/2026	477	489
2.989%, Due 3/16/2039	1,044	1,096
6.50%, Due 8/15/2027	234	262
6.50%, Due 11/15/2027	241	270
7.50%, Due 12/15/2028	189	219
5.50%, Due 7/15/2033	614	669
6.00%, Due 12/15/2033	627	696
5.50%, Due 2/20/2034	843	917
5.00%, Due 10/15/2039	2,032	2,208
5.00%, Due 10/15/2039	1,149	1,249
5.50%, Due 2/15/2040	1,517	1,647

		9,963

Total U.S. Agency Mortgage-Backed Obligations (Cost $50,697)		53,602

U.S. AGENCY OBLIGATIONS — 4.99%
Federal Farm Credit Bank
3.00%, Due 9/22/2014	600	647

Federal Home Loan Mortgage Corporation
4.50%, Due 1/15/2015	22,140	25,244

Federal National Mortgage Association
5.125%, Due 1/2/2014	645	718
4.625%, Due 10/15/2014	1,000	1,140
6.25%, Due 5/15/2029	12,200	15,760

		17,618

	Shares/Par
	Amount	Value
	(par and dollars in 000’s)
Total U.S. Agency Obligations (Cost $37,059)		43,509

U.S. TREASURY OBLIGATIONS — 4.88%
U.S. Treasury Bonds
7.875%, Due 2/15/2021	1,200	1,764
6.25%, Due 8/15/2023	800	1,070
6.875%, Due 8/15/2025	580	826
5.25%, Due 11/15/2028	750	919
4.75%, Due 2/15/2037	130	148
4.50%, Due 8/15/2039	1,630	1,772
4.375%, Due 5/15/2040	3,080	3,280

		9,779

U.S. Treasury Notes
1.375%, Due 2/15/2012	1,955	1,983
2.625%, Due 7/31/2014	2,000	2,138
2.50%, Due 4/30/2015	1,000	1,065
2.125%, Due 5/31/2015	4,620	4,842
4.25%, Due 8/15/2015	1,200	1,377
1.25%, Due 9/30/2015	590	593
3.00%, Due 9/30/2016	1,000	1,083
3.125%, Due 10/31/2016	6,000	6,537
3.75%, Due 11/15/2018	4,000	4,461
3.625%, Due 2/15/2020	2,700	2,948
3.50%, Due 5/15/2020	5,100	5,500
2.625%, Due 8/15/2020	310	310

		32,837

Total U.S. Treasury Obligations (Cost $40,218)		42,616

MUNICIPAL OBLIGATIONS — 0.33%
Municipal Electric Authority of Georgia,
6.64%, Due 4/1/2057	1,920	1,973
6.66%, Due 4/1/2057	710	724
State of Illinois, 1.823%, Due 1/1/2011	200	200

Total Municipal Obligations (Cost $2,817)		2,897

SHORT-TERM INVESTMENTS — 4.48%
American Beacon U.S. Government Money Market Select Fund ††	2,900,000	2,900
JPMorgan U.S. Government Money Market Fund	30,368,277	30,368
U.S. Treasury , 0.00%, Due 8/25/2011	5,800	5,791

Total Short-Term Investments (Cost $39,059)		39,059

TOTAL INVESTMENTS — 98.82% (Cost $809,298)		862,268
OTHER ASSETS, NET OF LIABILITIES — 1.18%		10,280

TOTAL NET ASSETS — 100.00%		$872,548

*	ADR — American Depository Receipt

†	Non-income producing security.

‡	REIT
See accompanying notes

20

American Beacon Balanced Fund
Schedule of Investments
October 31, 2010

§	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $11,337 or 1.30% of net assets. The Fund has no right to demand registration of these securities

**	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

††	The Fund is affiliated by having the same investment advisor.
Futures Contracts
(dollars in thousands)

				Unrealized
	Number of			Appreciation/
	Contracts	Expiration Date	Value	(Depreciation)
S&P 500 Mini E Index Future	570	December, 2010	$33,621	$1,413

			$33,621	$1,413

See accompanying notes

21

American Beacon Large Cap Growth Fund
Schedule of Investments
October 31, 2010

	Shares	Value
		($000)
COMMON STOCK — 91.51%
CONSUMER DISCRETIONARY — 15.84%
Auto Components — 1.19%
BorgWarner, Inc.*	4,400	247
Johnson Controls, Inc.	25,883	909

		1,156

Hotels, Restaurants & Leisure — 3.08%
Cheesecake Factory, Inc.*	29,736	866
Ctrip.com International Ltd.* †	9,200	479
Dick’s Sporting Goods, Inc.*	8,000	231
Starbucks Corp.	30,694	874
Yum! Brands, Inc.	10,700	530

		2,980

Internet & Catalog Retail — 2.70%
Amazon.com, Inc.*	6,550	1,082
priceline.com, Inc.*	4,100	1,545

		2,627

Leisure Equipment & Products — 0.81%
Mattel, Inc.	33,822	789

Media — 1.41%
NetFlix, Inc.*	1,500	260
Omnicom Group, Inc.	20,078	883
Scripps Networks Interactive, Inc., Class A	4,500	229

		1,372

Multiline Retail — 1.93%
Costco Wholesale Corp.	6,900	433
Kohl’s Corp.*	13,400	686
Target Corp.	14,631	760

		1,879

Specialty Retail — 2.52%
Dollar Tree, Inc.*	15,993	821
O’Reilly Automotive, Inc.*	10,150	594
Ross Stores, Inc.	14,233	839
Urban Outfitters, Inc.*	6,200	191

		2,445

Textiles & Apparel — 2.20%
Coach, Inc.	18,276	914
NIKE, Inc., Class B	15,059	1,226

		2,140

Total Consumer Discretionary		15,388

CONSUMER STAPLES — 1.36%
Beverages — 0.46%
PepsiCo, Inc.	6,900	451

Food Products — 0.40%
Green Mountain Coffee Roasters, Inc.*	11,800	389

Personal Products — 0.50%
The Esteé Lauder Companies, Inc., Class A	6,800	484

Total Consumer Staples		1,324

	Shares	Value
		($000)
ENERGY — 4.60%
Energy Equipment & Services — 2.82%
FMC Technologies, Inc.*	11,700	844
Helmerich & Payne, Inc.	19,722	844
Schlumberger Ltd	15,100	1,054

		2,742

Oil & Gas — 1.77%
Occidental Petroleum Corp.	10,480	824
Peabody Energy Corp.	8,600	455
Petroleo Brasileiro S.A.†	14,200	443

		1,722

Total Energy		4,464

FINANCIALS — 5.78%
American Express Co.	18,154	753
Ameriprise Financial, Inc.	16,591	858
CME Group, Inc.	1,700	492
Franklin Resources, Inc.	6,000	688
Goldman Sachs Group, Inc.	8,200	1,319
IntercontinentalExchange, Inc.*	3,550	408
JPMorgan Chase & Co.	18,300	689
TD Ameritrade Holding Corp.	23,700	405

Total Financials		5,612

HEALTH CARE — 9.44%
Biotechnology — 2.25%
Amgen, Inc.*	14,497	829
Celgene Corp.*	7,600	472
Gilead Sciences, Inc.*	22,193	880

		2,181

Health Care Equipment & Supplies — 0.38%
Varian Medical Systems, Inc.*	5,900	373

Health Care Providers & Services — 4.64%
AmerisourceBergen Corp.	25,519	838
Express Scripts, Inc.*	41,773	2,027
McKesson Corp.	12,539	827
UnitedHealth Group, Inc.	22,690	818

		4,510

Pharmaceuticals — 2.17%
Johnson & Johnson	12,686	807
Shire plc†	9,700	680
Teva Pharmaceutical Industries Ltd.†	12,000	623

		2,110

Total Health Care		9,174

INDUSTRIALS — 16.82%
Aerospace & Defense — 1.36%
Goodrich Corp.	5,400	443
United Technologies Corp.	11,800	882

		1,325

Air Freight & Couriers — 1.36%
CH Robinson Worldwide, Inc.	7,400	522
United Parcel Service, Inc., Class B	11,911	802

		1,324

Construction & Engineering — 0.64%
Fluor Corp.	13,000	626

See accompanying notes

22

American Beacon Large Cap Growth Fund
Schedule of Investments
October 31, 2010

	Shares	Value
		($000)
Electronic Equipment & Instruments — 0.85%
Emerson Electric Co.	14,961	821

Industrial Conglomerates — 0.79%
3M Co.	9,093	766

Machinery — 7.84%
Caterpillar, Inc.	9,756	767
Cummins, Inc.	9,131	804
Danaher Corp.	27,200	1,179
Deere & Co.	21,353	1,641
Eaton Corp.	9,567	850
Illinois Tool Works, Inc.	15,900	727
Joy Global, Inc.	11,004	781
Parker Hannifin Corp.	11,292	864

		7,613

Road & Rail — 3.13%
Norfolk Southern Corp.	13,348	821
Union Pacific Corp.	25,327	2,221

		3,042

Trading Companies & Distributors — 0.84%
WW Grainger, Inc.	6,596	818

Total Industrials		16,335

INFORMATION TECHNOLOGY — 34.27%
Communications Equipment — 4.32%
Cisco Systems, Inc.*	77,834	1,777
Corning, Inc.	42,707	781
Juniper Networks, Inc.*	9,900	321
QUALCOMM, Inc.	29,100	1,313

		4,192

Computers & Peripherals — 12.43%
Apple Computer, Inc.*	10,144	3,053
Dell, Inc.*	56,570	813
EMC Corp.*	88,097	1,851
Hewlett-Packard Co.	18,678	786
International Business Machines Corp.	5,852	840
Lexmark International, Inc.*	17,883	680
NetApp, Inc.*	25,871	1,378
SanDisk Corp.*	21,539	809
Seagate Technology plc*	67,012	982
Western Digital Corp.*	27,829	891

		12,083

Electronic Equipment & Instruments — 0.91%
Agilent Technologies, Inc.*	11,900	414
Amphenol Corp., Class A	9,300	466

		880

Internet Software & Services — 2.24%
Baidu, Inc.* †	7,500	825
Google, Inc., Class A*	2,205	1,352

		2,177

IT Consulting & Services — 4.10%
AutoZone, Inc.*	3,443	818
Cognizant Technology Solutions Corp.* .	28,500	1,858
Visa, Inc., A Shares	16,650	1,302

		3,978

	Shares	Value
		($000)
Semiconductor Equipment & Products — 4.87%
Altera Corp.	25,989	811
Broadcom Corp., Class A	22,651	923
Intel Corp.	40,642	816
QLogic Corp.*	45,225	795
Texas Instruments, Inc.	46,904	1,386

		4,731

Software — 5.40%
Autodesk, Inc.*	17,800	644
Cerner Corp.*	5,400	474
Citrix Systems, Inc.*	12,200	782
Intuit, Inc.*	5,900	283
Microsoft Corp.	32,327	861
Oracle Corp.	74,800	2,199

		5,243

Total Information Technology		33,284

MATERIALS — 2.59%
Chemicals — 0.42%
Ecolab, Inc.	8,350	412

Metals & Mining — 2.17%
Cliffs Natural Resources, Inc.	12,300	802
Walter Energy, Inc.	14,854	1,306

		2,108

Total Materials		2,520

TELECOMMUNICATION SERVICES — 0.81%
American Tower Corp., Class A*	15,200	784

Total Common Stock (Cost $72,494)		88,885

SHORT-TERM INVESTMENTS - 6.69% (Cost $6,502)
JPMorgan U.S. Government Money Market Fund	6,502,142	6,502

TOTAL INVESTMENTS — 98.20% (Cost $78,996)		95,387
OTHER ASSETS, NET OF LIABILITIES — 1.80%		1,746

TOTAL NET ASSETS — 100.00%		$97,133

*	Non-income producing security.

†	ADR — American Depository Receipt
See accompanying notes

23

American Beacon Large Cap Growth Fund
Schedule of Investments
October 31, 2010

Futures Contracts
(dollars in thousands)

				Unrealized
	Number of			Appreciation/
	Contracts	Expiration Date	Value	(Depreciation)
S&P 500 Mini E Index Future	119	December , 2010	$7,019	$117

			$7,019	$117

See accompanying notes

24

American Beacon Mid-Cap Value Fund
Schedule of Investments
October 31, 2010

	Shares	Value
		($000)
COMMON STOCK — 92.67%
CONSUMER DISCRETIONARY — 15.53%
Hotels, Restaurants & Leisure — 2.26%
International Game Technology	67,500	1,052
Royal Caribbean Cruises Ltd.*	31,800	1,258

		2,310

Household Durables — 3.62%
Fortune Brands, Inc.	25,775	1,393
Newell Rubbermaid, Inc.	28,000	494
Sealy Corp.*	93,775	247
Stanley Black & Decker, Inc.	25,200	1,561

		3,695

Media — 1.49%
Omnicom Group, Inc.	34,525	1,518

Multiline Retail — 3.29%
Family Dollar Stores, Inc.	31,200	1,441
J.C. Penney Company, Inc.	61,675	1,923

		3,364

Specialty Retail — 4.87%
Advance Auto Parts, Inc.	15,900	1,033
Hanesbrands, Inc.*	41,900	1,039
Limited Brands, Inc.	42,200	1,240
Rent-A-Center, Inc.	29,200	734
Sherwin-Williams Co.	12,675	925

		4,971

Total Consumer Discretionary		15,858

CONSUMER STAPLES — 3.87%
Food & Drug Retailing — 0.93%
Sysco Corp.	32,100	946

Personal Products — 1.01%
Avon Products, Inc.	33,875	1,031

Tobacco — 1.93%
Lorillard, Inc.	12,000	1,024
Reynolds American, Inc.	14,700	954

		1,978

Total Consumer Staples		3,955

ENERGY — 4.69%
El Paso Corp.	81,700	1,083
Murphy Oil Corp.	19,800	1,289
Seadrill Ltd.	31,900	971
Spectra Energy Corp.	32,500	773
Valero Energy Corp.	37,475	673

Total Energy		4,789

FINANCIALS — 23.46%
Banks — 5.85%
Comerica, Inc.	22,675	811
Fifth Third Bancorp	146,550	1,841
KeyCorp	85,500	700
New York Community Bancorp, Inc.	64,400	1,090
PNC Financial Services Group, Inc.	16,600	895

	Shares	Value
		($000)
Regions Financial Corp.	101,250	638

		5,975

Diversified Financials — 3.72%
Ameriprise Financial, Inc.	20,900	1,080
Capital One Financial Corp.	34,000	1,268
Marshall & Ilsley Corp.	98,450	582
SLM Corp.*	73,400	873

		3,803

Insurance — 11.67%
Axis Capital Holdings Ltd.	22,400	762
Delphi Financial Group, Inc.	52,775	1,429
Fidelity National Financial, Inc.	6,300	84
Hartford Financial Services Group, Inc.	15,400	369
Protective Life Corp.	57,425	1,376
RenaissanceRe Holdings Ltd.	24,425	1,472
The Chubb Corp.	12,900	748
Torchmark Corp.	25,650	1,469
Validus Holdings Ltd.	37,607	1,067
Willis Group Holdings plc	73,645	2,342
XL Group plc	38,000	804

		11,922

Real Estate — 2.22%
Annaly Capital Management, Inc.†	44,400	786
Hospitality Properties Trust†	64,675	1,476

		2,262

Total Financials		23,962

HEALTH CARE — 9.68%
Health Care Equipment & Supplies — 2.07%
Immucor, Inc.*	56,225	978
Zimmer Holdings, Inc.*	24,025	1,140
		2,118
Health Care Providers & Services — 6.42%
Aetna, Inc.	41,100	1,227
Cardinal Health, Inc.	31,500	1,093
CIGNA Corp.	28,900	1,017
Coventry Health Care, Inc.*	59,200	1,387
Omnicare, Inc.	43,800	1,056
Quest Diagnostics, Inc.	15,700	771

		6,551

Pharmaceuticals — 1.19%
Forest Laboratories, Inc.*	36,750	1,215

Total Health Care		9,884

INDUSTRIALS — 17.65%
Aerospace & Defense — 6.57%
Curtiss-Wright Corp.	38,900	1,201
Goodrich Corp.	16,100	1,321
L-3 Communications Holdings, Inc.	40,075	2,893
Spirit Aerosystems Holdings, Inc.*	59,650	1,291

		6,706

Building Products — 1.33%
Masco Corp.	127,650	1,361

Commercial Services & Supplies — 2.92%
Apollo Group, Inc.*	19,575	734
See accompanying notes

25

American Beacon Mid-Cap Value Fund
Schedule of Investments
October 31, 2010

	Shares	Value
		($000)
Con-way, Inc.	46,625	1,539
Dun & Bradstreet Corp.	9,500	707

		2,980

Electrical Equipment — 3.13%
Brady Corp.	58,350	1,794
Molex, Inc.	68,900	1,399

		3,193

Machinery — 2.89%
Eaton Corp.	14,100	1,252
ITT Industries, Inc.	16,100	760
SPX Corp.	14,000	939

		2,951

Road & Rail — 0.81%
Ryder System, Inc.	19,000	831

Total Industrials		18,022

INFORMATION TECHNOLOGY — 9.80%
Communications Equipment — 0.70%
Alcatel-Lucent * ‡	207,023	718

Electronic Equipment & Instruments — 4.00%
Avnet, Inc.*	73,125	2,178
Tyco Electronics Ltd.	60,000	1,901

		4,079

Internet Software & Services — 0.72%
Xerox Corp.	62,600	732

IT Consulting & Services — 1.72%
Alliance Data Systems Corp.*	17,100	1,039
Computer Sciences Corp.	14,700	721

		1,760

Semiconductor Equipment & Products — 1.14%
Microchip Technology, Inc.	36,200	1,165

Software — 1.52%
CA, Inc.	66,800	1,550

Total Information Technology		10,004

MATERIALS — 2.24%
Chemicals — 1.02%
PPG Industries, Inc.	13,525	1,037

Containers & Packaging — 1.22%
Jarden Corp.	39,025	1,252

Total Materials		2,289

UTILITIES — 5.75%
Electric Utilities — 4.88%
CenterPoint Energy, Inc.	66,100	1,095
Edison International	23,900	882
Pinnacle West Capital Corp.	22,700	934
PNM Resources, Inc.	84,500	996
Xcel Energy, Inc.	45,300	1,081

		4,988

	Shares	Value
		($000)
Gas Utilities — 0.87%
MDU Resources Group, Inc.	44,450	886

Total Utilities		5,874

Total Common Stock (Cost $83,355)		94,637

PREFERRED STOCK — 0.71% (Cost $940)
CONSUMER DISCRETIONARY — 0.71%
Sealy Corp.	9,571	720

SHORT-TERM INVESTMENTS - 5.89% (Cost $6,011)
JPMorgan U.S. Government Money Market Fund	6,010,842	6,011

TOTAL INVESTMENTS — 99.27% (Cost $90,306)		101,368
OTHER ASSETS, NET OF LIABILITIES — 0.73%		743

TOTAL NET ASSETS — 100.00%		$102,111

*	Non-income producing security.

†	REIT

‡	ADR — American Depository Receipt
See accompanying notes

26

American Beacon Mid-Cap Value Fund
Schedule of Investments
October 31, 2010

Futures Contracts
(dollars in thousands)

				Unrealized
	Number of			Appreciation/
	Contracts	Expiration Date	Value	(Depreciation)
S&P 400 Midcap E Index Future	79	December, 2010	$6,537	$417

			$6,537	$417

See accompanying notes

27

American Beacon Funds
Statements of Assets and Liabilities
October 31, 2010 (in thousands except share and per share amounts)

	Balanced	Large Cap	Mid-Cap
	Fund	Growth Fund	Value Fund
Assets:
Investments in unaffiliated securities, at value A	$859,368	$95,387	$101,368
Investments in affiliated securities, at value B	2,900	—	—
Cash	2,093	—	50
Deposit with brokers for futures contracts	2,547	536	486
Receivable for investments sold	5,314	1,542	389
Dividends and interest receivable	3,912	30	89
Receivable for fund shares sold	554	268	174
Receivable for tax reclaims	11	—	—
Receivable for expense reimbursement (Note 2)	—	—	2
Receivable for variation margin on open futures contracts	11	2	31
Prepaid expenses	74	51	91

Total assets	876,784	97,816	102,680

Liabilities:
Payable for investments purchased	3,272	515	344
Payable for fund shares redeemed	191	—	—
Management and investment advisory fees payable (Note 2)	548	129	179
Administrative service and service fees payable (Note 2)	84	4	18
Professional fees payable	20	26	23
Trustee fees payable	12	1	1
Prospectus and shareholder reports	59	5	—
Other liabilities	50	3	4

Total liabilities	4,236	683	569

Net Assets	$872,548	$97,133	$102,111

Analysis of Net Assets:
Paid-in-capital	913,330	105,046	110,560
Undistributed (distributions in excess of) net investment income	(724)	75	722
Accumulated net realized (loss)	(94,440)	(24,495)	(20,650)
Unrealized appreciation of investments and futures contracts	54,382	16,507	11,479

Net assets	$872,548	$97,133	$102,111

Shares outstanding (no par value):
Institutional Class	2,646,180	21,456	299,718

Y Class	3,604	3,763	118

Investor Class	7,245,388	N/A	3,829,846

Advisor Class	506,038	N/A	8,487

A Class	3,952	1,134	1,962

C Class	88	193	120

AMR Class	62,276,866	16,503,496	6,904,080

Net asset value, offering and redemption price per share:
Institutional Class	$12.62	$5.84	$9.27

Y Class	$12.78	$5.83	$9.27

Investor Class	$11.66	N/A	$9.20

Advisor Class	$12.11	N/A	$9.12

A Class (Net asset value only)	$11.94	$5.83	$9.18

A Class (Offering and redemption price)	$12.67	$6.19	$9.74

C Class	$11.92	$5.83	$9.18

AMR Class	$12.02	$5.88	$9.27

A Cost of investments in unaffiliated securities	$806,398	$78,996	$90,306
B Cost of investments in affiliated securities	$2,900	$—	$—
See accompanying notes

28

American Beacon Funds
Statements of Operations
For the year ended October 31, 2010 (in thousands except share and per share amounts)

		Large Cap
	Balanced	Growth	Mid-Cap
	Fund	Fund	Value Fund

Investment Income:

Dividend income from unaffiliated securities (net of foreign taxes) A	$13,061	$669	$1,817
Dividend income from affiliated securities	4	—	—
Interest income	14,784	—	—

Total investment income	27,849	669	1,817

Expenses:
Management and investment advisory fees (Note 2)	1,946	407	551
Administrative service fees (Note 2):
Institutional Class	97	—	8
Investor Class	273	—	88
Advisor Class	20	—	—
AMR Class	363	38	30
Transfer agent fees:
Institutional Class	2	—	1
Investor Class	8	—	3
Advisor Class	1	—	—
AMR Class	40	5	3
Custody and fund accounting fees	117	11	14
Professional fees	66	32	31
Registration fees and expenses	48	12	36
Service fees (Note 2):
Investor Class	314	—	73
Advisor Class	17	—	—
Distribution fees- Advisor Class (Note 2)	17	—	—
Prospectus and shareholder reports	46	5	7
Trustee fees	58	5	9
Other expenses	75	11	14

Total expenses	3,508	526	868

Net (fees waived and expenses reimbursed) (Note 2)	—	—	(17)

Net expenses	3,508	526	851

Net investment income	24,341	143	966

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) from:
Investments	24,885	3,359	345
Commission recapture (Note 1)	9	6	15
Futures contracts	2,587	788	1,181
Change in net unrealized appreciation or depreciation of:
Investments	46,291	8,663	15,028
Futures contracts	2,244	213	679

Net gain on investments	76,016	13,029	17,248

Net increase in net assets resulting from operations	$100,357	$13,172	$18,214

A Foreign taxes	$28	$2	$—
See accompanying notes

29

American Beacon Funds
Statements of Changes in Net Assets (in thousands)

	Balanced Fund		Large Cap Growth Fund		Mid-Cap Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October	October	October 31,	October
	2010	2009	31, 2010	31, 2009	2010	31, 2009

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$24,341	$26,761	$143	$501	$966	$731
Net realized gain (loss) on investments and futures contracts	27,481	(52,176)	4,153	(13,613)	1,541	(9,782)
Change in net unrealized appreciation or depreciation of investments and futures contracts	48,535	140,003	8,876	20,450	15,707	24,803

Net increase in net assets resulting from operations	100,357	114,588	13,172	7,338	18,214	15,752

Distributions to Shareholders:
Net investment income:
Institutional Class	(1,651)	(1,697)	—	(1)	(15)	(42)
Investor Class	(4,637)	(4,916)	—	—	(161)	(285)
Advisor Class	(314)	—	—	—	—	—
AMR Class	(42,865)	(28,892)	(342)	(836)	(561)	(838)

Net distributions to shareholders	(49,467)	(35,505)	(342)	(837)	(737)	(1,165)

Capital Share Transactions:
Proceeds from sales of shares	75,404	88,318	46,888	20,562	42,825	26,852
Reinvestment of dividends and distributions	49,350	35,347	342	837	736	1,163
Cost of shares redeemed	(115,828)	(143,929)	(34,211)	(13,675)	(38,192)	(16,512)
Redemption fees	—	—	—	—	88	27

Net increase (decrease) in net assets from capital share transactions	8,926	(20,264)	13,019	7,724	5,457	11,530

Net increase in net assets	59,816	58,819	25,849	14,225	22,934	26,117

Net Assets:
Beginning of period	812,732	753,913	71,284	57,059	79,177	53,060

End of Period *	$872,548	$812,732	$97,133	$71,284	$102,111	$79,177

*Includes undistributed (distributions in excess of) net investment income (loss) of	$(724)	$19,001	$75	$274	$722	$492

See accompanying notes

30

American Beacon Funds
Notes to Financial Statements
October 31, 2010

1. Organization and Significant Accounting Policies
          American Beacon Funds (the “Trust”), which is comprised of 19 Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Balanced Fund, the American Beacon Large Cap Growth Fund, and the American Beacon Mid-Cap Value Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust.
          American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.
Class Disclosure
          The inception date of the Y Class is March 1, 2010, the inception date of the A Class is May 17, 2010 and the inception date of the C Class is September 1, 2010.
          Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all Funds offer all classes. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	Individual investors investing directly or through an intermediary
Advisor Class	Investors investing through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges
C Class	General public and investors investing through an intermediary with applicable sales charges
AMR Class	Investors in the tax-exempt retirement and benefit plans of the Manager, AMR Corporation and its affiliates
          Administrative service fees, service fees and distribution fees vary amongst the classes as described more fully in footnote 2.
Security Valuation
          Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.
          Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Prices of debt securities may be determined using quotes obtained from brokers.
          Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.
          Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board of Trustees (the “Board”).

31

American Beacon Funds
Notes to Financial Statements
October 31, 2010

          Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.
Valuation Inputs
          Various inputs may be used to determine the value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Level 2 securities are fixed-income securities that are valued using observable inputs as stated above.

Level 3 —	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.
          The Funds’ investments are summarized by level based on the inputs used to determine their values. During the period, there were no significant transfers between levels for the Funds. As of October 31, 2010, the investments were classified as described below: (in thousands)

Balanced Fund	Level 1	Level 2	Level 3	Total
Common Stock	$517,091	$—	$—	$517,091
Corporate Obligations	—	144,025	—	144,025
Non-Agency Mortgage Backed Obligations	—	10,945	—	10,945
Asset-Backed Obligations	—	8,524	—	8,524
U.S. Agency Mortgage Backed Obligations	—	53,602	—	53,602
U.S. Agency Obligations	—	43,509	—	43,509
U.S. Treasury Obligations	—	42,616	—	42,616
Municipal Obligations	—	2,897	—	2,897
Short Term Investments	33,268	5,791	—	39,059

Total Investments in Securities	$550,359	$311,909	$—	$862,268

Futures Contracts	1,413	—	—	1,413

Large Cap Growth Fund	Level 1	Level 2	Level 3	Total
Common Stock	$88,885	$—	$—	$88,885
Short Term Investments	6,502	—	—	6,502

Total Investments in Securities	$95,387	$—	$—	$95,387

Futures Contracts	117	—	—	117

Mid-Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stock	$94,637	$—	$—	$94,637
Preferred Stock	720	—	—	720
Short Term Investments	6,011	—	—	6,011

Total Investments in Securities	$101,368	$—	$—	$101,368

Futures Contracts	417	—	—	417

32

American Beacon Funds
Notes to Financial Statements
October 31, 2010

Security Transactions and Investment Income
          Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.
          Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.
Futures Contracts
          Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.
          Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The Funds reflect this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as a Deposit with broker for futures contracts on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.
Balanced
Values of Derivative Instruments not accounted for as hedging instruments as of October 31, 2010 (in thousands)

Statement of Assets and Liabilities	Asset Derivatives	Total
Unrealized appreciation of investments and futures contracts	Equity Contracts*	$1,413
Effect of derivative instruments not accounted for as hedging instruments during the year ended October 31, 2010 (in thousands)

Statement of Operations	Derivative	Total
Net realized gain (loss) from futures contracts	Equity Contracts	$2,587
Change in net unrealized appreciation or depreciation of futures contracts	Equity Contracts	2,244
Large Cap Growth
Values of Derivative Instruments not accounted for as hedging instruments as of October 31, 2010 (in thousands)

Statement of Assets and Liabilities	Asset Derivatives	Total
Unrealized appreciation of investments and futures contracts	Equity Contracts*	$117
Effect of derivative instruments not accounted for as hedging instruments during the year ended October 31, 2010 (in thousands)

Statement of Operations	Derivative	Total
Net realized gain (loss) from futures contracts	Equity Contracts	$788
Change in net unrealized appreciation or depreciation of futures contracts	Equity Contracts	213

33

American Beacon Funds
Notes to Financial Statements
October 31, 2010

Mid-Cap Value
Values of Derivative Instruments not accounted for as hedging instruments as of October 31, 2010 (in thousands)

Statement of Assets and Liabilities	Asset Derivatives	Total
Unrealized appreciation of investments and futures contracts	Equity Contracts*	$417
Effect of derivative instruments not accounted for as hedging instruments during the year ended October 31, 2010 (in thousands)

Statement of Operations	Derivative	Total
Net realized gain (loss) from futures contracts	Equity Contracts	$1,181
Change in net unrealized appreciation or depreciation of futures contracts	Equity Contracts	679

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
Dividends to Shareholders
          Dividends from net investment income of the Balanced Fund normally will be declared and paid quarterly. Dividends from net investment income of the Large Cap Growth and Mid-Cap Value Funds normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.
Commission Recapture
          The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. These amounts are reported with the net realized gains in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains, and Losses
          Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Use of Estimates
          The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.
Redemption Fees
          The AMR Class of the Mid-Cap Value Fund imposes a 2% redemption fee on certain shares held for less than 180 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact and other costs associated with short-term trading activity in the Funds. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of each Fund pro-rata based on their respective net assets.
Other
          Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust

34

American Beacon Funds
Notes to Financial Statements
October 31, 2010

enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.
2. Transactions with Affiliates
Management Agreement
          The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management and securities lending services. Investment assets of Funds are managed multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Funds an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manager to the unaffiliated investment advisors hired by the Manager to direct investment activities for the Funds. Management fees paid during the year ended October 31, 2010 were as follows (dollars in thousands):

			Amounts paid	Net Amounts
	Management	Management	to Investment	Retained by
	Fee Rate	Fee	Advisors	Manager
Balanced	0.175%-0.65%	$1,946	$1,518	$428
Large Cap Growth	0.35%-0.60%	407	369	38
Mid-Cap Value	0.35%-0.90%	551	505	46
Administrative Services Agreement
          The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, and Advisor Classes, 0.40% of the average daily net assets of the A and C Classes, and 0.05% of the average daily net assets of the AMR Class of each of the Funds. Administrative Service fees for the Y, A, and C Classes for the period ended October 31, 2010 were less than $500.
Distribution Plans
          The Trust, except for the Advisor, A, and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.
          A separate Distribution Plan (the “Distribution Plan”) has been adopted pursuant to Rule 12b-1 under the Act for the Advisor, A, and C Classes of the Funds. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance. Distribution fees for the A and C Classes for the period ended October 31, 2010 were less than $500.

35

American Beacon Funds
Notes to Financial Statements
October 31, 2010

Service Plans
          The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, Y, Advisor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, 0.25% of the average daily net assets of the Advisor Class and up to 0.375% of the average daily net assets of the Investor Class. Service fees for the Y, A, and C Classes for the period ended October 31, 2010 were less than $500.
Investment in Affiliated Funds
          The Funds may invest in the American Beacon Money Market Select Fund (the “MM Select Fund”) or the US Government Money Market Select Fund (the “USG Select Fund”) (collectively, the “Select Funds”). The Funds and the Select Funds have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Select Funds and receives from the Select Funds an annualized fee up to 0.09% of its average daily net assets. During the year ended October 31, 2010, the Manager earned $4,274 from the Balanced Fund’s investment in the Select Funds.
Interfund Lending Program
          Pursuant to an exemptive order by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. For the year ended October 31, 2010, the Large Cap Growth Fund borrowed from the USG Select Fund on average $1,547,218 for two days at 0.77% with interest charges of $65, and the Mid-Cap Value Fund borrowed from the USG Select Fund $174,735 for one day at 0.89% with interest charges of $4.
Reimbursement of Expenses
          The Manager agreed to reimburse the following Funds to the extent that total annual fund operating expenses exceeded the Fund’s expense cap. Of these amounts, approximately $2,000 was receivable from the Manager at October 31, 2010 for the Mid-Cap Value Fund. For the period ended October 31, 2010, the Manager waived or reimbursed expenses as follows:

		Expense Cap
		11/1/09	3/1/10	Waived or
		to	to	Reimbursed
Fund	Class	2/28/10	10/31/10	Expenses
Mid-Cap Value	Institutional	0.98%	0.98%	2,299
Mid-Cap Value	Y	—	1.08%	0
Mid-Cap Value	Investor	1.23%	1.23%	14,296
Mid-Cap Value	Advisor	1.50%	1.49%	33
Mid-Cap Value	A	—	1.49%	1
Mid-Cap Value	C	—	2.24%	2
Expense Reimbursement Plan
          The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The carryover of excess expenses potentially reimbursable to the Manager but not recorded as a liability for the Mid-Cap Value Fund are $26,000, $25,000, and $17,000, expiring 2011, 2012, and 2013, respectively. During the year ended October 31, 2010, the Funds have not recorded a liability for potential reimbursement, due to the current assessment that a reimbursement is unlikely.

36

American Beacon Funds
Notes to Financial Statements
October 31, 2010

3. Federal Income and Excise Taxes
          It is the policy of each Fund to qualify as a regulated investment company, by complying with all applicable provisions of the Code, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.
          The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.
          Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.
          The tax character of distributions paid during the fiscal years ended October 31, 2010 and October 31, 2009 were as follows (in thousands)

	Balanced		Large Cap Growth		Mid-Cap Value
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2010	2009	2010	2009	2010	2009

Distributions paid from:
Ordinary income*
Institutional Class	$1,651	$1,697	$—	$1	$15	$42
Investor Class	4,637	4,916	—	—	161	285
Advisor Class	314	—	—	—	—	—
AMR Class	42,865	28,892	342	836	561	838

Total distributions paid	$49,467	$35,505	$342	$837	$737	$1,165

*	For tax purposes, short-term capital gains are considered ordinary income distributions.
As of October 31, 2010, the components of distributable earnings (deficit) on a tax basis were as follows (in thousands):

		Large Cap	Mid-Cap
	Balanced	Growth	Value
Cost basis of investments for federal income tax purposes	$839,809	$79,512	$91,079

Unrealized appreciation	96,366	16,221	13,823
Unrealized depreciation	(73,907)	(346)	(3,534)

Net unrealized appreciation/(depreciation)	22,459	15,875	10,289

Undistributed ordinary income	(1)	74	722
Accumulated long-term gain/(loss)	(64,660)	(23,979)	(19,877)
Other temporary differences	1,420	117	417

Distributable earnings/(deficit)	$(40,782)	$(7,913)	$(8,449)

          Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains/(losses) on certain

37

American Beacon Funds
Notes to Financial Statements
October 31, 2010

derivative instruments, book amortization for premiums, and reclassifications of income from real estate investment securities.
          Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.
          Accordingly, the following amounts represent current year permanent differences derived from book amortization of premium, pay down reclasses, Section 732 basis adjustments, non-deductable expenses, and dividend reclasses that have been reclassified as of October 31, 2010 (in thousands):

		Large Cap	Mid-Cap
	Balanced	Growth	Value
Paid-in-capital	$(9,905)	$—	$(1)
Undistributed net investment income	5,401	—	1
Accumulated net realized gain (loss)	4,504	—	—
Unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	—	—	—
          At October 31, 2010, capital loss carry forward positions for federal income tax purposes were as follows (in thousands):

Fund	2016	2017	Total
Balanced	$38,821	$24,427	$63,248
Large Cap Growth	10,999	12,863	23,862
Mid-Cap Value	11,063	8,397	19,460
          The Balanced Fund, Large Cap Growth Fund, and Mid-Cap Value Fund utilized $29,720, $4,053, and $2,315, respectively, of net capital loss carryovers for the year ended October 31, 2010.
4. Investment Transactions
          The aggregate cost of purchases and proceeds from sales and maturities of long-term investments during the year ended October 31, 2010 were as follows (in thousands):

		Large Cap	Mid-Cap
	Balanced	Growth	Value
Purchases (excluding U.S. government securities)	$326,787	$75,860	$41,182
Sales and maturities (excluding U.S. government securities)	342,349	65,690	34,581
Purchases of U.S. government securities	77,797	—	—
Sales and maturities of U.S. government securities	71,111	—	—
          A summary of the Funds’ direct transactions in Select Funds for the year ended October 31, 2010 is set forth below (in thousands):

		October 31, 2009			October 31, 2010
	Affiliate	Shares/Market Value	Purchases	Sales	Shares/Market Value
Balanced	USG Select Fund	$5,000	$—	$2,100	$2,900
5. Capital Share Transactions
          The tables below summarize the activity in capital shares for each Class of the Funds (shares and dollars in thousands):

38

American Beacon Funds
Notes to Financial Statements
October 31, 2010

Year Ended October 31, 2010

	Institutional Class		Y Class		Investor Class		Advisor Class
Balanced Fund	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	938	$11,665	4	$46	2,259	$25,989	97	$1,140
Reinvestment of dividends	133	1,630	—	1	402	4,540	27	314
Shares redeemed	(944)	(11,665)	—	—	(4,078)	(46,277)	(218)	(2,568)

Net increase (decrease) in shares outstanding	127	$1,630	4	$47	(1,417)	$(15,748)	(94)	$(1,114)

	AMR Class		A Class		C Class
Balanced Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,103	$36,517	4	$46	—	$1
Reinvestment of dividends	3,684	42,865	—	—	—	—
Shares redeemed	(4,724)	(55,318)	—	—	—	—

Net increase (decrease) in shares outstanding	2,063	$24,064	4	$46	—	$1

	Institutional Class		Y Class		AMR Class
Large Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	7	$38	4	$20	8,548	$46,823
Reinvestment of dividends	—	—	—	—	63	342
Shares redeemed	(12)	(66)	—	—	(6,328)	(34,145)

Net increase (decrease) in shares outstanding	(5)	$(28)	4	$20	2,283	$13,020

	A Class		C Class
Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	1	$6	—	$1
Reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—

Net increase (decrease) in shares outstanding	1	$6	—	$1

	Institutional Class			Y Class			Investor Class			Advisor Class
Mid-Cap Value Fund	Shares	Amount		Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	59	$507		—	$1		1,672	$14,465		8	$64
Reinvestment of dividends	2	14		—	—		20	161		—	—
Shares redeemed	(51)	(439	)*	—	—	*	(963)	(8,239	)*	—	—	*

Net increase (decrease) in shares outstanding	10	$82		—	$1		729	$6,387		8	$64

	AMR Class			A Class			C Class
Mid-Cap Value Fund	Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	3,214	$27,770		2	$17		—	$1
Reinvestment of dividends	68	561		—	—		—	—
Shares redeemed	(3,444)	(29,426	)*	—	—	*	—	--	*

Net increase (decrease) in shares outstanding	(162)	$(1,095)		2	$17		—	$1

*	Net of Redemption Fees

39

American Beacon Funds
Notes to Financial Statements
October 31, 2010

Year Ended October 31, 2009

	Institutional Class		Investor Class		Advisor Class		AMR Class
Balanced Fund	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,198	$12,097	2,427	$24,255	76	$744	5,034	$51,222
Reinvestment of dividends	170	1,684	517	4,771	—	—	3,047	28,892
Shares redeemed	(2,288)	(23,603)	(4,930)	(47,789)	(261)	(2,590)	(7,155)	(69,947)

Net increase (decrease) in shares outstanding	(920)	$(9,822)	(1,986)	$(18,763)	(185)	$(1,846)	926	$10,167

	Institutional Class		AMR Class
Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	27	$121	4,528	$20,441
Reinvestment of dividends	—	1	205	836
Shares redeemed	(19)	(93)	(3,124)	(13,582)

Net increase in shares outstanding	8	$29	1,609	$7,695

	Institutional Class			Investor Class			Advisor Class			AMR Class
Mid-Cap Value Fund	Shares	Amount		Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	39	$255		1,083	$6,831		1	$5		3,018	$19,761
Reinvestment of dividends	7	41		52	284		—	—		153	838
Shares redeemed	(136)	(792	)*	(834)	(4,607	)*	—	—	*	(1,846)	(11,086	)*

Net increase (decrease) in shares outstanding	(90)	$(496)		301	$2,508		1	$5		1,325	$9,513

*	Net of Redemption Fees

40

Intentionally left blank.

41

American Beacon Balanced Fund
Financial Highlights
(For a share outstanding throughout the period)

						Y Class
						March
	Institutional Class					01 to		Investor Class
	Year Ended October 31,					October		Year Ended October 31,
	2010	2009	2008	2007	2006	31, 2010		2010	2009	2008

Net asset value, beginning of period	$11.83	$10.63	$16.09	$15.83	$15.00	$12.20		$10.96	$9.91	$15.09

Income from investment operations:
Net investment income	0.35	0.43	0.47	0.50	0.39	0.16		0.25	0.30	0.41

Net gains (losses) on securities (both realized and unrealized)	1.10	1.25	(4.70)	0.90	1.54	0.57		1.04	1.23	(4.39)

Total income (loss) from investment operations	1.45	1.68	(4.23)	1.40	1.93	0.73		1.29	1.53	(3.98)

Less distributions:
Dividends from net investment income	(0.66)	(0.48)	(0.44)	(0.42)	(0.38)	(0.15)		(0.59)	(0.48)	(0.41)
Distributions from net realized gains on securities	—	—	(0.79)	(0.72)	(0.72)	—		—	—	(0.79)

Total distributions	(0.66)	(0.48)	(1.23)	(1.14)	(1.10)	(0.15)		(0.59)	(0.48)	(1.20)

Net asset value, end of period	$12.62	$11.83	$10.63	$16.09	$15.83	$12.78		$11.66	$10.96	$9.91

Total return A	12.47%	16.64%	(28.23)%	9.31%	13.60%	5.99	%B	12.06%	16.29%	(28.39)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$33,405	$29,808	$36,557	$51,399	$22,587	$46		$84,500	$94,915	$105,473

Ratios to average net assets (annualized):
Expenses, net of waivers	0.58%	0.60%	0.56%	0.57%	0.59%	0.68	%C	0.93%	0.89%	0.82%
Expenses, before waivers	0.58%	0.60%	0.56%	0.57%	0.59%	0.68	%C	0.93%	0.89%	0.82%
Net investment income, net of waivers	2.67%	3.60%	3.37%	2.91%	2.81%	2.54	%C	2.34%	3.26%	3.12%
Net investment income, before waivers	2.67%	3.60%	3.37%	2.91%	2.81%	2.54	%C	2.34%	3.26%	3.12%
Portfolio turnover rate	40%	57%	53%	50%	59%	40	%D	40%	57%	53%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

B	Not annualized.

C	Annualized.

D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

42

												A Class		C Class
												May		September
		Advisor Class					AMR Class					17 to		01 to
		Year Ended October 31,					Year Ended October 31,					October		October
2007	2006	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006	31, 2010		31, 2010

$14.91	$14.20	$11.35	$9.77	$14.95	$14.83	$14.16	$11.31	$10.19	$15.49	$15.27	$14.49	$11.50		$11.32

0.41	0.35	0.32	0.37	0.34	0.41	0.38	0.35	0.39	0.49	0.50	0.45	0.02		0.01

0.87	1.44	1.01	1.21	(4.31)	0.83	1.35	1.07	1.24	(4.52)	0.89	1.46	0.43		0.59

1.28	1.79	1.33	1.58	(3.97)	1.24	1.73	1.42	1.63	(4.03)	1.39	1.91	0.45		0.60

(0.38)	(0.36)	(0.57)	—	(0.42)	(0.40)	(0.34)	(0.71)	(0.51)	(0.48)	(0.45)	(0.41)	(0.01)		0.00

(0.72)	(0.72)	—	—	(0.79)	(0.72)	(0.72)	—	—	(0.79)	(0.72)	(0.72)	—		—

(1.10)	(1.08)	(0.57)		(1.21)	(1.12)	(1.06)	(0.71)	(0.51)	(1.27)	(1.17)	(1.13)	(0.01)		0.00

$15.09	$14.91	$12.11	$11.35	$9.77	$14.95	$14.83	$12.02	$11.31	$10.19	$15.49	$15.27	$11.94		$11.92

9.06%	13.31%	11.96%	16.17%	(28.65)%	8.83%	12.94%	12.84%	16.95%	(28.08)%	9.59%	13.98%	3.90	%B	5.33	%B

$202,750	$111,837	$6,127	$6,812	$7,674	$9,504	$1,562	$748,422	$681,197	$604,209	$898,584	$817,333	$47		$1

0.83%	0.85%	1.09%	1.09%	1.07%	1.07%	1.22%	0.33%	0.35%	0.31%	0.31%	0.33%	1.08	%C	1.86	%C
0.83%	0.85%	1.09%	1.09%	1.07%	1.07%	1.22%	0.33%	0.35%	0.31%	0.31%	0.33%	1.08	%C	2.14	%C

2.65%	2.55%	2.18%	3.06%	2.86%	2.34%	2.18%	2.92%	3.75%	3.62%	3.21%	3.08%	1.51	%C	0.48	%C

2.65%	2.55%	2.18%	3.06%	2.86%	2.34%	2.17%	2.92%	3.75%	3.62%	3.21%	3.08%	1.51	%C	0.20	%C
50%	59%	40%	57%	53%	50%	59%	40%	57%	53%	50%	59%	40	%D	40	%D

43

American Beacon Large Cap Growth Fund
Financial Highlights
(For a share outstanding throughout the period)

	Institutional Class
	Year Ended October 31,
	2010	2009A	2008	2007	2006B

Net asset value, beginning of period	$4.97	$4.49	$7.67	$6.89	$6.18

Income from investment operations:
Net investment income (loss)	0.00	0.03	0.05	0.04	0.04
Net gains (losses) on securities (both realized and unrealized)	0.88	0.50	(2.97)	0.77	0.70

Total income (loss) from investment operations	0.88	0.53	(2.92)	0.81	0.74

Less distributions:
Dividends from net investment income	(0.01)	(0.05)	(0.04)	(0.03)	(0.03)
Distributions from net realized gains on securities	—	—	(0.22)	—	—

Total distributions	(0.01)	(0.05)	(0.26)	(0.03)	(0.03)

Net asset value, end of period	$5.84	$4.97	$4.49	$7.67	$6.89

Total return C	17.70%	12.09%	(39.35)%	11.84%	12.04%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$125	$130	$83	$119	$110
Ratios to average net assets (annualized):
Expenses, net of waivers	0.94%	0.93%	0.89%	0.90%	0.90%
Expenses, before waivers	0.94%	0.94%	0.95%	1.06%	0.99%
Net investment income (loss), net of waivers	(0.02)%	0.38%	0.74%	0.58%	0.56%
Net investment income (loss), before waivers	(0.02)%	0.36%	0.68%	0.42%	0.48%
Portfolio turnover rate	92%	147%	112%	128%	181%

A	On March 17, 2009, Winslow Capital Management, Inc. assumed management of the Large Cap Growth Fund’s assets previously managed by Goldman Sachs Asset Management, L.P.

B	On September 12, 2006, The Renaissance Group, LLC assumed management of the Large Cap Growth Fund’s assets previously managed by J.P. Morgan Investment Management, Inc.

C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

D	Not annualized.

E	Annualized.

F	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

44

Y Class									C Class
March							A Class		September
01 to		AMR Class					May 17 to		01 to
October		Year Ended October 31,					October		October
31, 2010		2010	2009A	2008	2007	2006B	31, 2010		31, 2010

$5.41		$5.00	$4.52	$7.72	$6.95	$6.21	$5.40		$5.17

0.00		0.01	0.04	0.07	0.06	0.05	(0.01)		(0.02)
0.42		0.89	0.51	(2.99)	0.77	0.73	0.44		0.68

0.42		0.90	0.55	(2.92)	0.83	0.78	0.43		0.66

—		(0.02)	(0.07)	(0.06)	(0.06)	(0.04)	—		—
—		—	—	(0.22)	—	—	—		—

—		(0.02)	(0.07)	(0.28)	(0.06)	(0.04)	—		—

$5.83		$5.88	$5.00	$4.52	$7.72	$6.95	$5.83		$5.83

7.76	%D	18.11%	12.46%	(39.17)%	12.07%	12.52%	7.96	%D	12.77	%D

$22		$96,978	$71,154	$56,976	$101,698	$82,042	$7		$1

1.06	%E	0.69%	0.63%	0.59%	0.60%	0.59%	1.49	%E	2.20	%E
1.06	%E	0.69%	0.63%	0.59%	0.60%	0.59%	1.49	%E	3.14	%E
(0.33	)%E	0.19%	0.86%	1.05%	0.85%	0.88%	(0.90	)%E	(1.68	)%E
(0.33	)%E	0.19%	0.86%	1.05%	0.85%	0.88%	(0.90	)%E	(2.62	)%E
92	%F	92%	147%	112%	128%	181%	92	%F	92	%F

45

American Beacon Mid-Cap Value Fund
Financial Highlights
(For a share outstanding throughout the period)

							Y Class
	Institutional Class						March
					November		01 to
					30 to		October		Investor Class
	Year Ended October 31,				October		31,		Year Ended October 31,
	2010	2009	2008	2007	31, 2006		2010		2010	2009	2008

Net asset value, beginning of period	$7.57	$5.94	$11.01	$10.81	$12.09		$8.48		$7.54	$5.92	$10.96

Income from investment operations:
Net investment income (loss)	0.08	0.10	0.16	0.12	0.21		0.06		0.06	0.07	0.14
Net gains (losses) on securities (both realized and unrealized)	1.67	1.65	(4.31)	0.41	1.25		0.73		1.65	1.66	(4.31)

Total income (loss) from investment operations	1.75	1.75	(4.15)	0.53	1.46		0.79		1.71	1.73	(4.17)

Less distributions:
Dividends from net investment income	(0.05)	(0.12)	(0.16)	(0.07)	(0.16)		—		(0.05)	(0.11)	(0.11)
Distributions from net realized gains on securities	—	—	(0.76)	(0.26)	(2.58)		—		—	—	(0.76)

Total distributions	(0.05)	(0.12)	(0.92)	(0.33)	(2.74)		—		(0.05)	(0.11)	(0.87)

Redemption fees added to beneficial interestsB	0.00	0.00	0.00	0.00	0.00		0.00		0.00	0.00	0.00
Net asset value, end of period	$9.27	$7.57	$5.94	$11.01	$10.81		$9.27		$9.20	$7.54	$5.92

Total return C,D	23.19%	30.24%	(40.86)%	4.97%	15.19	%E	9.32	%E	22.77%	29.93%	(41.04)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$2,778	$2,197	$2,256	$6,047	$3,396		$1		$35,223	$23,369	$16,550
Ratios to average net assets (annualized):
Expenses, net of waivers	0.98%	0.98%	0.98%	0.92%	1.19	%F	1.01	%F	1.23%	1.23%	1.23%
Expenses, before waivers	1.06%	1.13%	1.16%	1.09%	1.19	%F	1.05	%F	1.27%	1.34%	1.32%
Net investment income (loss), net of waivers	0.99%	1.29%	1.51%	1.22%	1.11	%F	0.97	%F	0.75%	0.98%	1.27%
Net investment income (loss), before waivers	0.90%	1.14%	1.33%	1.05%	1.11	%F	0.93	%F	0.70%	0.87%	1.18%
Portfolio turnover rate	40%	42%	28%	35%	42	%H	40	%I	40%	42%	28%

A	On November 30, 2005, the Mid-Cap Value Fund’s Institutional Class of shares was renamed the AMR Class and the Fund began offering a new class of shares known as the Institutional Class.

B	Amounts represent less than $0.01 per share.

C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

D	May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.

F	Annualized.

G	Portfolio turnover rate is for the period from November 1, 2006 through October 31, 2007.

H	Portfolio turnover rate is for the period from November 1, 2005 through October 31, 2006.

I	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

46

			Advisor Class										A Class		C Class
	February					June		AMR Class (formerly Institutional Class prior to					May		September
	28 to					29 to		December 1, 2005)A					17 to		01 to
	October		Year Ended October 31,			October		Year Ended October 31,					October		October
2007	31, 2006		2010	2009	2008	31, 2007		2010	2009	2008	2007	2006	31, 2010		31, 2010

$10.80	$9.80		$7.49	$5.87	$10.94	$11.73		$7.59	$5.97	$11.07	$10.87	$11.72	$9.00		$8.30

0.10	0.01		0.07	0.15	0.10	0.01		0.10	0.07	0.18	0.18	0.12	0.01		(0.01)

0.40	0.99		1.61	1.60	(4.27)	(0.80)		1.66	1.70	(4.35)	0.36	1.75	0.17		0.89

0.50	1.00		1.68	1.75	(4.17)	(0.79)		1.76	1.77	(4.17)	0.54	1.87	0.18		0.88

(0.08)	—		(0.05)	(0.13)	(0.14)	—		(0.08)	(0.15)	(0.17)	(0.08)	(0.14)	—		—

(0.26)	—		—	—	(0.76)	—		—	—	(0.76)	(0.26)	(2.58)	—		—

(0.34)	—		(0.05)	(0.13)	(0.90)	—		(0.08)	(0.15)	(0.93)	(0.34)	(2.72)	—		—

0.00	0.00		0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00	0.00	0.00		0.00
$10.96	$10.80		$9.12	$7.49	$5.87	$10.94		$9.27	$7.59	$5.97	$11.07	$10.87	$9.18		$9.18

4.68%	10.20	%E	22.53%	30.64%	(41.28)%	(6.73	)%E	23.28%	30.56%	(40.82)%	5.09%	19.16%	2.00	%E	10.60	%E

$43,158	$27,240		$78	$7	$1	$1		$64,012	$53,604	$34,253	$78,794	$66,290	$18		$1

1.23%	1.49	%F	1.44%	1.50%	1.50%	1.50	%F	0.77%	0.83%	0.82%	0.75%	0.97%	1.48	%F	2.24	%F
1.26%	1.61	%F	1.55%	1.58%	2.04%	1.80	%F	0.77%	0.82%	0.82%	0.75%	0.92%	1.51	%F	3.20	%F

0.93%	0.57	%F	0.47%	0.22%	1.02%	0.32	%F	1.19%	1.38%	1.68%	1.41%	1.38%	0.47	%F	(0.36	)%F

0.90%	0.44	%F	0.36%	0.14%	0.48%	0.02	%F	1.19%	1.38%	1.68%	1.40%	1.42%	0.44	%F	(1.32	)%F
35%	42	%H	40%	42%	28%	35	%G	40%	42%	28%	35%	42%	40	%I	40	%I

47

American Beacon Funds
Privacy Policy & Federal Tax Information
(Unaudited)

Privacy Policy
          The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.
          We may collect nonpublic personal information about you from one or more of the following sources:
•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.
          We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.
          We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.
Federal Tax Information
          For corporate shareholders in the Funds, the percentage of ordinary dividend income distributed for the year ended October 31, 2010, which is designated as qualifying for the dividends-received deduction, is as follows:

Balanced Fund	35.83%
Large Cap Growth Fund	83.07%
Mid-Cap Value Fund	66.74%
          For shareholders in the Funds, the percentage of dividend income distributed for the year ended October 31, 2010, which is designated as qualified dividends income under the Jobs and Growth Tax Relief Act of 2003, is as follows:

Balanced Fund	44.70%
Large Cap Growth Fund	100.00%
Mid-Cap Value Fund	100.00%
          Shareholders will receive notification in January 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

48

Disclosure Regarding the Board of Trustees’ Approval of Investment
Advisory Agreement
(Unaudited)

          At its May 25, 2010 meeting, the Board of Trustees (“Board”) considered the renewal of each existing Management Agreement between American Beacon Advisors, Inc. (the “Manager”) and the American Beacon Funds (the “Funds”) and each Investment Advisory Agreement between the Manager and a subadvisor (“Investment Advisory Agreements” and collectively with the Management Agreement, the “Agreements”). In preparation for the Board’s consideration to renew these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors and Lipper, Inc. (“Lipper”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.
          In addition, the Board’s Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee held a separate meeting on May 10, 2010 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.
          In connection with the Board’s consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees considered, among other materials, responses by the Manager and the subadvisors to inquiries requesting:
•	a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

•	a copy of the firm’s most recent audited or unaudited financial statements, as well as Parts 1 and II of its Form ADV registration statement with the SEC;

•	a summary of any material pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

•	a comparison of the performance of that portion of Fund assets managed by each firm with performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any remedial measures if the firm’s performance was materially below that of the peer group;

•	a profit/loss analysis of the firm and any actual or anticipated economies of scale in relation to the services it provides to each Fund;

•	an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

•	a description of any payments by the subadvisers to the manager to support the Funds’ marketing efforts;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	confirmation that the firm’s financial condition would not impair its ability to provide high-quality advisory services to the Funds;

•	a description of any internal actions the firm has taken or anticipates taking in light of the current and projected decrease in revenues from prior years as a result of the current economic environment that may affect or are expected to affect the services performed for the Funds;

•	a description of the scope of portfolio management services provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies, and any advantages or disadvantages that might accrue to the Funds due to the firm’s involvement in other activities;

•	a description of the personnel who are assigned primary responsibility for managing the Funds, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Funds;

•	a description of the basis upon which portfolio managers are compensated, including any “incentive” arrangements, and a description of the oversight mechanisms used to prevent a portfolio manager whose compensation is tied to performance of a Fund from taking undue risks;

•	a discussion regarding the firm’s participation in “soft dollar” arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firm’s methodology for obtaining best execution and the use of any affiliated broker-dealers;

•	a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

•	a discussion of whether the firm has identified any investment or operational matters that likely present a high risk in managing Fund assets;

•	a description of trade allocation procedures among accounts managed by the firm;

•	a discussion of whether the firm receives, with respect to the Funds, other compensation, including any payment for order flow or ECN liquidity rebates

•	a certification by the firm regarding the reasonable design of its compliance program;

•	information regarding the firm’s code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto and a related certification of compliance by the firm;

•	a description of the firm’s affiliation with any broker-dealer;

•	a discussion of any anticipated change in the firm’s controlling persons; and

•	verification of the firm’s insurance coverage with regards to the services provided to the Funds.

49

Disclosure Regarding the Board of Trustees’ Approval of Investment
Advisory Agreements

          In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:
•	a comparison of the performance of each Fund to comparable investment companies and appropriate indices, including comments on the relative performance of, as applicable, each subadvisor and each Fund versus the respective peer group average;

•	a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

•	a comparison of advisory fees and expense ratios for comparable mutual funds;

•	an analysis of any material complaints received from Fund shareholders;

•	a description of the extent to which the Manager monitors the investment activities and financial conditions of each subadvisor to the Funds;

•	a description of the Manager’s distribution activities with respect to promoting sales of Fund shares, including any revenue sharing practices;

•	a description of the Manager’s securities lending practices and the fees received from such practices;

•	a discussion of any rebate arrangements between the Manager and a service provider to the Funds pursuant to which the Manager receives direct or indirect benefits from the service provider;

•	a description of the portfolio turnover rate and average execution costs for each Fund and, as applicable, each subadvisor to a Fund; and

•	a description of how expenses that are not readily identifiable to a particular Fund are allocated.
          In connection with the Management Agreement and each Investment Advisory Agreement, the Board also obtained an analysis provided by Lipper that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds; and (iii) each Fund’s investment advisory fees versus comparable mutual funds. For each Fund with more than one class of shares, the class of shares used for comparative purposes was the class with the longest performance history, which in most cases was the Institutional Class. References below to each Fund’s Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper.
          Provided below is an overview of the primary factors the Trustees considered at the Investment Committee meeting on May 10, 2010 at which the Trustees reviewed the investment performance of the Manager and each subadvisor and the primary factors considered by the Board at its May 25, 2010 meeting at which the Board considered the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew the Management Agreement and each Investment Advisory Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of the Agreements. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Funds and their shareholders.
Considerations With Respect to All Funds
          In determining whether to renew the Management Agreement and each Investment Advisory Agreement, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the May 25, 2010 meeting, the Board considered each Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager and (to the extent provided) the subadvisors in rendering their services and their resulting profits or losses; (4) the extent to which economies of scale have been taken into account in setting each fee schedule; (5) whether fee levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.
          Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s generally favorable long-term performance and the background and experience of key investment personnel at the Manager; the low cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the manager’s commitment to increase assets in the Funds as demonstrated, for example, by the recent substantial increase in sales personnel; the Manager’s continuing efforts to add new series and share classes to enhance the Funds’ product line; the Manager’s high quality of services; the Manager’s active role in monitoring and, as appropriate recommending additional or replacement subadvisors; and efforts made by the Manager to retain key employees and maintain staff levels.
          With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the background and experience of each subadvisor’s investment personnel responsible for managing the Funds, the size of the subadvisor and their ability to continue to attract and retain qualified investment personnel. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

50

Disclosure Regarding the Board of Trustees’ Approval of Investment
Advisory Agreements

          Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its benchmark index(es) and peer group. The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all peer groups and universes. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Manager also noted that it generally was satisfied with the performance of the subadvisors. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”
          Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager and a subadvisor by Fund, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an individual Fund level and at an aggregate level for all Funds. The Board also considered that the Management Agreement for the Funds stipulates that, to the extent that a Fund invests all of its investable assets in another registered investment company (i.e., is a “Feeder Fund”), the Fund will not pay the Manager a management fee. Although the Board noted that, in certain cases, the fee rates paid by other clients is lower than the fee rates paid by the Funds, the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.
          The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and classes that were in place during the last fiscal year and to put in place new expense waivers and reimbursements for certain new classes of the Funds and new series of the Funds. The Board further considered that each subadvised Fund pays the Manager the amounts due to its subadvisors, and the Manager remits these amounts directly to the applicable subadvisors. The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of various Funds. The Board also noted that certain classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.
          In analyzing the cost of services and profitability for each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee a subadvisor charges for any comparable client accounts. The Board gave less weight to profitability considerations or did not view this data as imperative to its deliberations given the arm’s length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fees.
          Based on the foregoing information, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager and the subadvisors. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”
          Economies of Scale. In considering the reasonableness of the management and investment advisory fees, the Board considered whether economies of scale will be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, many subadvisors have agreed to take into account assets of AMR and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates. The Board also noted the Manager’s representation that assets in the Funds’ complex increased during 2009, primarily due to market appreciation.
          In addition, the Board noted the Manager’s representation that, due to the existing low cost structure of the Funds, further breakpoints in the management fee would not be appropriate at this time. The Board also considered that the management fee for the Money Market Funds is amongst the lowest in the industry. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee schedules for each Fund provides for a reasonable sharing of benefits from any economies of scale with the Fund.
          Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager’s relationship with the Funds and the money market portfolios continues to be a significant factor in attracting separate account assets for the Manager and the Manager’s use of the Large Cap Value Fund model for an actively managed exchange traded fund, managed by the Manager.
          In addition, the Manager noted that the Trusts also derive benefits from their association with the Manager. Specifically, the Board noted that the benefit plans of AMR Corporation, which are managed by the Manager, remain the largest or one of the largest shareholders in most of the Funds and the Manager’s representation that it provides services to each Trust at a lower than industry average cost. The Board considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Funds. The Board also considered that, with the exception of the Emerging Markets Fund, the Funds did not pay commissions to any affiliated broker-dealer of the Manager or the relevant subadvisor during the most recent fiscal years ended October 31, and December 31, 2009.
          Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.
Additional Considerations and Conclusions with Respect to Each Fund
          The performance comparisons below were made versus each Fund’s Lipper peer universe median. References to the Lipper expense universe below are to the universe of comparable mutual funds included in the analysis provided to the Trustees by Lipper.

51

Disclosure Regarding the Board of Trustees’ Approval of Investment
Advisory Agreements

Additional Considerations and Conclusions with Respect to the Balanced Fund
          In considering the renewal of the Management Agreement with respect to the Balanced Fund, the Trustees considered the following additional factors: (1) the Balanced Fund outperformed the peer universe median for the three-, five- and ten-year periods ended March 31, 2010, but underperformed for the one-year period; (2) the Manager outperformed its market index with respect to its portion of the Fund’s fixed income assets for the one-, three- and five-year periods ended March 31, 2010; (3) management’s explanation that the Fund’s recent underperformance was due, in part, to the temporary reclassification of the Fund’s Lipper universe from the Lipper Mixed-Asset Target Allocation Growth Funds (MTAG) universe to the Lipper Mixed-Asset Target Allocation Moderate Funds (MTAM) universe; and (4) the expense ratio of the Institutional Class of Fund shares ranked better than the median of its Lipper expense universe.
          In considering the renewal of the Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow”), Brandywine Global Investment Management, LLC (“Brandywine”) and Hotchkis and Wiley Capital Management, LLC (“Hotchkis”), the Trustees considered the following additional factors: (1) Barrow outperformed the peer universe median for the three-, five- and ten-year periods ended March 31, 2010, but underperformed for the one-year period; (2) Brandywine outperformed the peer universe median for the three-, five- and ten-year periods ended March 31, 2010, but underperformed for the one-year period; (3) Hotchkis outperformed its market benchmark index with respect to its allocated portion of the Fund’s equity assets for the one-year period ended March 31, 2010 and since inception, but underperformed for the three- and five-year periods and underperformed its Lipper equity peer group for the five year period ended March 31, 2010; (4) management’s explanation of the reasons for Hotchkis’ under performance; (5) representations by each subadvisor regarding fee rates charged by the subadvisor to other comparable clients; (6) whether the subadvisors use Fund commissions to obtain proprietary or third-party research; and (7) the Manager’s recommendation to continue to retain each subadvisor.
          Based on these and other considerations the Trustees (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable, (2) determined that the Balanced Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Balanced Fund.
Additional Considerations and Conclusions with Respect to the Large Cap Growth Fund
          In considering the renewal of the Management Agreement for the Large Cap Growth Fund, the Trustees considered the following additional factors: (1) the Large Cap Growth Fund underperformed the peer universe median for the one-, three- and five-year periods ended March 31, 2010; (2) management’s explanation that the underperformance of the Fund was due, in part, to the underperformance of the Fund’s previous subadvisors and a discussion of the steps taken by the Manager to address the Fund’s underperformance, including replacing the Fund’s subadvisors with Renaissance Group LLC, dba Renaissance Investment Management (“Renaissance”) and Winslow Capital Management, Inc. (“Winslow”); and (3) the expense ratio of the Institutional Class of Fund shares ranked better than the median of its Lipper expense universe.
          In considering the renewal of the Investment Advisory Agreements with Renaissance and Winslow, the Trustees considered the following additional factors: (1) Renaissance underperformed the peer universe median for the one- and three- year periods ended March 31, 2010; (2) Winslow underperformed the peer universe median for the one-year period ended March 31, 2010; (3) management’s explanation that Renaissance’s underperformance was due, in part, to the underperformance of high quality growth stocks in 2007 and 2009; (4) management’s representation that Renaissance has substantially outperformed following similar market conditions in the past; (5) management’s explanation that Winslow’s underperformance was due, in part, to stock selection in the industrials, financials and health care sectors; (6) the relatively short tenure of Winslow (Winslow was hired in March 2009); (7) representations by each subadvisor regarding fee rates charged by the subadvisor to other comparable clients; (8) whether the subadvisors use Fund commissions to obtain proprietary or third-party research (9) the Manager’s recommendation to continue to retain each subadvisor.
          Based on these and other considerations the Trustees (1) concluded that the fees paid to the Manager and the subadvisor under the Agreements are fair and reasonable, (2) determined that the Large Cap Growth Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Large Cap Growth Fund.
Additional Considerations and Conclusions with Respect to the Mid-Cap Value Fund
          In considering the renewal of the Management Agreement for the Mid-Cap Value Fund, the Trustees considered the following additional factors: (1) the Mid-Cap Value Fund outperformed its peer group universe median for the one-, three- and five-year periods ended March 31, 2010; and (2) the expense ratio of the Institutional Class of Fund shares ranked better than the median of its Lipper expense universe.
          In considering the renewal of the Investment Advisory Agreements with Barrow and Pzena Investment Management, LLC (“Pzena”), the Trustees considered the following additional factors: (1) Barrow matched the peer universe median for the three-year period ended March 31, 2010, but underperformed for the one- and five-year periods; (2) Pzena outperformed the peer universe median for the one-year period ended March 31, 2010, but underperformed for the three- and five year periods; (3) management’s explanation that Pzena’s underperformance was due, in part, to poor stock selection and an overweighting in the financials sector during 2007 and 2008, while its stock selection in all other sectors exceeded that of the benchmark index in 2008; (4) Pzena’s performance for the twelve months period ended March 31, 2010 ranked better than the performance of its Lipper peer group; (5) representations by each subadvisor regarding fee rates charged by the subadvisor to other comparable clients; (6) whether the subadvisors use Fund commissions to obtain proprietary or third-party research; and (7) the Manager’s recommendation to continue to retain each subadvisor.

52

Disclosure Regarding the Board of Trustees’ Approval of Investment
Advisory Agreements

          Based on these and other considerations the Trustees (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable, (2) determined that the Mid-Cap Value Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Mid-Cap Value Fund.

53

Trustees and Officers of the American Beacon Funds
(Unaudited)

          The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-three funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Position, Term of
Office and Length
	of Time Served	Principal Occupation(s) During Past 5 Years
Name, Age and Address	with the Trust	and Current Directorships

INTERESTED TRUSTEES
Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (73)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (1960-Present); Director, Clear Channel Communications (1984-2008); Trustee, CenterPoint Properties (1994- 2006); Member, Board of Trustees, Southern Methodist University ; Member, Board of Visitors, M.D. Anderson Hospital; Board of Visitors, Zale/Lipshy Hospital; Trustee, American Beacon Mileage Funds (1996-present); Trustee, American Beacon Select Funds (1999-present); Trustee, American Beacon Master Trust (1996-present).

NON-INTERESTED
TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (66)	Trustee since 2004	Board Member, Baylor University Medical Center Foundation (1992-2004); Consultant, New River Canada Ltd. (mutual fund servicing company) (1998- 2003); President and CEO, Allmerica Trust Company, NA (1996-1997); President and CEO, Fidelity Investments Southwest Company (1983-1995); Senior Vice President of Regional Centers, Fidelity Investments (1988-1995); Trustee, American Beacon Mileage Funds (2004-present); Trustee, American Beacon Select Funds (2004-present); Trustee, American Beacon Master Trust (2004- present).

Brenda A. Cline (49)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, Texas Christian University (1998-Present); Trustee, W.I. Cook Foundation, Inc. (d/b/a Cook Children’s Health Foundation) (2001-2006); Director, Christian Church Foundation (1999- 2007); Trustee, American Beacon Mileage Funds (2004-present); Trustee, American Beacon Select Funds (2004-present); Trustee, American Beacon Master Trust (2004-present).

Eugene J. Duffy (56)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Chairman, Special Contributions Fund Board of Trustees, National Association for the Advancement of Colored People (2007-Present); Trustee, National Association for the Advancement of Colored People (2000-Present); Board of Visitors, Emory University (2006-Present); Trustee, Atlanta Botanical Garden (2006-Present); Board Member, Willie L. Brown Jr. Institute on Politics and Public Service (2001- Present); Chair, National Association of Securities Professionals (2000-2002); Deputy Chief Administrative Officer, City of Atlanta (1985-1990); Trustee, American Beacon Mileage Funds (2008-present); Trustee, American Beacon Select Funds (2008-present); Trustee, American Beacon Master Trust (2008- present).

54

Trustees and Officers of the American Beacon Funds
(Unaudited)

Position, Term of
Office and Length
	of Time Served	Principal Occupation(s) During Past 5 Years
Name, Age and Address	with the Trust	and Current Directorships

Thomas M. Dunning (68)	Trustee since 2008	Consultant, (2008-Present); Chairman (1998-2008) and Chief Executive Officer (1998-2007), Lockton Dunning Benefits (consulting firm in employee benefits); Director, Oncor Electric Delivery Company LLC (2007-present); Director, Baylor Health Care System Foundation (2007-present); State Vice Chair, State Fair of Texas (1987-present); Board Member, Southwestern Medical Foundation (1994-present); Trustee, American Beacon Mileage Funds (2008-present); Trustee, American Beacon Select Funds (2008-present); Trustee, American Beacon Master Trust (2008-present).

Richard A. Massman (67)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present), Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities). Chairman (2007-Present) and Director (2005-Present), The Dallas Opera Foundation; Chairman (2006-2009) and Director (2005-Present), Temple Emanu-El Foundation; Trustee, Presbyterian Hospital Foundation (2006-Present); Trustee, American Beacon Mileage Funds (2004-present); Trustee, American Beacon Select Funds (2004- present); Trustee, American Beacon Master Trust (2004-present).

R. Gerald Turner (64) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas 75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, ChemFirst (1986-2002); Director, J.C. Penney Company, Inc. (1996-Present); Director, California Federal Preferred Capital Corp. (2001-2003); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting Investment Partners, LLC (2003-2007); Member, Salvation Army of Dallas Board of Directors; Member, Methodist Hospital Advisory Board; Co-Chair, Knight Commission on Intercollegiate Athletics; Trustee, American Beacon Mileage Funds (2001-present); Trustee, American Beacon Select Funds (2001-present); Trustee, American Beacon Master Trust (2001-present).

Paul J. Zucconi,CPA (70)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-present); Director, Titanium Metals Corporation (producer of titanium melted and mill products and sponge) (2002- present); Director, Torchmark Corporation (life and health insurance products) (2002-present); Director, National Kidney Foundation of North Texas (2003-Present); Director, Dallas Chapter of National Association of Corporate Directors (2004-Present); Partner, KPMG (1976-2001); Trustee, American Beacon Mileage Funds (2008-present); Trustee, American Beacon Select Funds (2008-present); Trustee, American Beacon Master Trust (2008-present).

OFFICERS
Term
One Year
William F. Quinn** (62)	Executive Vice President from 2007 to 2008 and 2009 to Present President from 1987 to 2007 and 2008 to 2009 Trustee from 1987 to 2008	Executive Chairman (2009-Present), Chairman (2006-2009) and CEO (2006-2007), President (1986-2006) and Director (2003-Present), American Beacon Advisors, Inc.; Chairman (1989-2003) and Director (1979-1989, 2003-Present), American Airlines Federal Credit Union; Director, Hicks Acquisition I, Inc. (2007-2009); Director, Crescent Real Estate Equities, Inc.(1994-2007); Director, Pritchard, Hubble & Herr, LLC (investment advisor) (2001-2006); Director of Investment Committee, Southern Methodist University Endowment Fund (1996-Present); Member, Southern Methodist University Cox School of Business Advisory Board (1999-2002); Member, New York Stock Exchange Pension Manager Committee (1997-1998, 2000-2002, 2006-Present); Chairman (2007-Present) and Vice Chairman (2004-2007), Committee for the Investment of Employee Benefits; Director, United Way of Metropolitan Tarrant County (1988-2000, 2004-Present); Trustee, American Beacon Mileage Funds (1995-2008); Trustee, American Beacon Select Funds (1999-2008); Trustee, American Beacon Master Trust (1995-2008); Director, American Beacon Global Funds SPC (2002-present); Director, American Beacon Global Funds plc (2007-2009).

55

Trustees and Officers of the American Beacon Funds
(Unaudited)

Position, Term of
Office and Length
	of Time Served	Principal Occupation(s) During Past 5 Years
Name, Age and Address	with the Trust	and Current Directorships

Gene L. Needles, Jr. (55)	President 2009 to Present Executive Vice President 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President (2008-2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), Managing Director of Sales (2002-2003), National Sales Manager (1999-2002), and Regional Sales Manager (1993-1999), AIM Distributors.

Rosemary K. Behan (51)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Assistant General Counsel, First Command Financial Planning, Inc. (2004-2006); Attorney (1995-2004), Securities and Exchange Commission.

Brian E. Brett (50)	VP since 2004	Vice President, Director of Sales and Marketing, American Beacon Advisors, Inc. (2004-Present); Regional Vice President, Neuberger Berman, LLC (investment advisor) (1996-2004).

Wyatt Crumpler (44)	VP since 2007	Vice President, Asset Management, American Beacon Advisors, Inc. (2007-Present); Managing Director of Corporate Accounting (2004-2007), Director of IT Strategy and Finance (2001-2004), American Airlines, Inc.

Michael W. Fields (56)	VP since 1989	Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-Present); Director American Beacon Global Funds SPC (2002-present); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (49)	Treasurer since 2010	Vice President, Finance and Accounting (2010-Present), Controller (2005-2009), Assistant Controller (1998-2004), American Beacon Advisors, Inc.

Terri L. McKinney (46)	VP since 2009	Vice-President, Enterprise Services (2009-Present), Managing Director (2003-2009), Director of Marketing & Retail Sales (1996-2003), American Beacon Advisors, Inc.; Vice-President, Board of Trustees (2008-Present), Trustee (2006-2008) Down Syndrome Guild of Dallas.

Jeffrey K. Ringdahl (35)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice-President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

Christina E. Sears (39)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Senior Compliance Analyst, American Beacon Advisors, Inc. (1998-2004).

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.

**	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust’s and Master Trust’s sub-advisors.

56

This page intentionally left blank.

57

Delivery of Documents

eDelivery is NOW AVAILABLE — Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at
www.americanbeaconfunds.com
To reduce expenses, your financial institution may mail only one copy of the Summary Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.
To obtain more information about the Fund:

By E-mail:
american_beacon.funds@ambeacon.com
On the Internet:
Visit our website at www.americanbeaconfunds.com

By Telephone:
Institutional, Y, Investor, and Advisor Classes
Call (800) 658-5811
AMR ClassSM
Call (800) 345-2345
By Mail:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules
In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, NW, Washington, DC 20549. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available on the Funds’ website (www.americanbeaconfunds.com) approximately twenty days after the end of each month.
Availability of Proxy Voting Policy and Records
A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website (www.americanbeaconfunds.com) and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

Custodian	Transfer Agent	Independent Registered	Distributor
State Street Bank and	Boston Financial Data	Public Accounting	Foreside Fund Services,
Trust	Services	Firm	LLC
Boston, Massachusetts	Kansas City, Missouri	Ernst & Young LLP	Portland, Maine
Dallas, Texas
This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus of Summary Prospectus.
American Beacon Funds, American Beacon Balanced Fund, American Beacon Large Cap Growth Fund, and American Beacon Mid-Cap Value Fund are service marks of American Beacon Advisors, Inc.
AR 10//10
VF1010

GUIDANCE | VISION | EXPERIENCE

American Beacon FUNDS℠

Annual Report

October 31, 2010

HIGH YIELD BOND FUND

RETIREMENT INCOME & APPRECIATION FUND

INTERMEDIATE BOND FUND

SHORT-TERM BOND FUND

About American Beacon Advisors
     Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.
     Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Contents

President’s Message	1
Market and Performance Overviews	2-14

American Beacon Schedules of Investments

High Yield Bond Fund	16
Retirement Income & Appreciation Fund	21
Intermediate Bond Fund	26
Short-Term Bond Fund	34

Additional Information	Back Cover

Investing in debt securities entails interest rate risk which is the risk that debt securities will decrease in value with increases in market interest rates. Investing in high yield securities involves additional risks when compared to investing in investment grade securities. These include a greater risk of default or bankruptcy and an increased sensitivity to financial difficulties or changes in interest rates. The four highest Moody’s ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are considered upper-medium grade and are subject to low credit risk. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics. Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

Fellow Shareholders,
          Throughout the past 12 months, one theme prevailed: investments placed with experienced, forward-thinking managers can still benefit. Opportunity abounds for those with the foresight to know how to capitalize on changing market conditions. It’s no coincidence that this theme also goes to the heart of the American Beacon Funds investment philosophy.
          It’s a philosophy that has served our shareholders well. For the 12 months ended October 31, 2010, the American Beacon High Yield Bond Fund (Institutional Class) returned 17.17%. The American Beacon Intermediate Bond Fund (Institutional Class) returned 7.56%, the American Beacon Short-Term Bond Fund (Institutional Class) generated a 3.78% return, and the American Beacon Retirement and Income Appreciation Fund (Investor Class) generated an increase of 8.60% over the same period. Please note that the recent market performance has helped to produce short-term returns that are not typical and may not continue in the future.
          While we keep a watchful eye on your investment in our funds, we also remain focused on seeking out new opportunities to help keep your financial goals on course. This is what guides the composition of American Beacon Funds’ product line-up. It is also what led to the addition of several new funds this past year: the American Beacon Zebra Large Cap and the Zebra Small Cap Equity Funds, which use a proprietary strategy to attempt to capture a unique source of equity return—the liquidity premium. We also recently added the American Beacon Evercore Small Cap Equity Fund, which relies on a fundamental bottom-up investment approach and is managed by the well-regarded Evercore Asset Management, LLC.
          Continuously searching for new ways to serve our fellow shareholders’ needs is our commitment to you, a commitment we summarize as: Oversight 360. Ours is a continuous commitment to cast a thoughtful and analytical eye over all the factors that influence our investments.
          We want to thank you for your continued investment in the American Beacon Funds. As you review the enclosed market overview, portfolio listings, and detailed financial data, please know that we remain dedicated to offering you both the level of superior service and knowledgeable investment management you’ve come to expect from us. To obtain further details about the American Beacon Funds family or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President American Beacon Funds

Securities of these Funds may only be sold by offering each Funds’ Prospectus and Summary Prospectus. You should consider the investment objectives, risks, fees and expenses of any mutual fund carefully before investing. This and other information is available in each Funds’ Prospectus and Summary Prospectus which you may obtain at www.americanbeaconfunds.com or by calling 1-800-967-9009. Please read the Prospectus and Summary Prospectus carefully before investing. Distributed by Foreside Fund Services, LLC.
There is no guarantee that the Funds’ investment objective will be met. At times, certain securities held by the American Beacon Zebra Large Cap Equity and Small Cap Equity Funds may have limited marketability and may be difficult to sell. Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Because the American Beacon Evercore Small Cap Equity Fund is a focused portfolio of fewer companies, the increase or decrease of the value of a single stock may have a greater impact on the Fund’s NAV and total return when compared to other diversified funds.

Domestic Bond Market Overview
October 31, 2010 (Unaudited)

          The investment-grade fixed income markets had another year of attractive returns as interest rates declined and credit markets improved. The Barclay’s Aggregate Index produced an 8.01% total return led primarily by the Corporate sector, which reported over 11% returns. U.S. fixed income markets were buoyed by the moderate levels of inflation and economic growth and strong investor demand for yield.
          The period began in late 2009 as the U.S. economy was pulling out of the subprime crisis and was exhibiting signs of a typical post-recession recovery. Government stimulus programs were working their way through the system, and the inventory rebuilding cycle was in full swing. Interest rates rose from their crisis lows, and investors were even beginning to contemplate the Federal Reserve Bank’s (“the Fed”) exit from its extraordinarily accommodative monetary policy measures.
          Unfortunately, a critical component of other recent recoveries was missing this time — the housing market. Given the problems with the banking system, the agency underwriters (Freddie and Fannie), and the consumer in general, the housing market could not contribute to the recovery as it had in the past. As such, by mid-2010 when the stimulus programs faded and the inventory cycle was complete, economic growth began to roll over.
          At that same time, a fiscal crisis in Europe erupted as several smaller Eurozone countries were not able to sustain their budget deficits and debt balances. Volatility and uncertainty in Europe led many investors to reduce their appetite for risk and caused companies to delay capital spending programs until the markets calmed.
          The confluence of events led investors to anticipate that the Fed would engage in a second round of quantitative easing in an effort to prevent a double-dip U.S. recession. Investors expected the Fed to purchase Treasury notes along the yield curve to inject more money into the system. In addition, investors also began to anticipate additional stimulus from Congress in the form of tax relief and extended unemployment benefits. As such, by October 2010, glimmers of hope were beginning to emerge among investors and in the economic data that the nascent recovery would regain strength.
          While the influences during this period caused investors to pause and interest rates to decline, the impact was likely temporary. By period end the government’s commitment to the U.S. recovery appeared to restore investor confidence and led to strong investor demand for yield in an otherwise very low-yielding environment.

High Yield Bond Market Overview
October 31, 2010 (Unaudited)

          For the 12 months ended October 31, 2010, JPMorgan Global High Yield Bond Index produced a return of 19.10%.
          The fiscal year started with optimism that the U.S. economy and financial markets would continue their recovery from recession. In this environment many high yield issuers were able to come to market to refinance bank debt and extend their debt maturities.
          Improving fundamentals that resulted from better financial results and healthier balance sheets not to mention a strong technical backdrop from investor demand for the asset class in general— tightened high yield spreads dramatically from the beginning of the fiscal year until mid-January of 2010. At that point, concerns about increasing government debt problems particularly in Europe caused a temporary correction. The market shrugged off the sovereign debt concerns and resumed its rebound until late April. At that time the European sovereign debt problems, which centered on Greece, resurfaced. This time the market suffered a more severe correction, one that lasted through June.
          Supportive actions by both the U.S. and European Union ultimately helped calm the sovereign debt concerns.
          The Federal Reserve made it clear that it would hold short-term interest rates low indefinitely. This ignited a search for yield, driving more money into the high yield asset class. It provided an extremely strong level of technical support. Investors began to emerge from their risk adverse stances and returned their focus to investing in growth opportunities.
          Throughout the year, fundamental factors also continued to improve, with favorable earnings reports and with the default rate remaining below 1% for each of the first three quarters of 2010. This combination of favorable fundamentals, coupled with improving market technicals led to a strong performance for high yield bonds as spreads fell to 6.25% from nearly 7.5% at the beginning of the period.
          Most high yield issuers now have lower leverage than a year ago. The $245 billion in new high yield issues (through October 31, 2010) already exceeded the record set in the marketplace for the calendar year 2009. Almost 70% of this debt was issued to improve liquidity by retiring other debt on the issuing company’s balance sheet. Many of these companies have used their proceeds to retire outstanding bank loans. Those repaid loans greatly diminish the threat of an impending “maturity cliff” in 2013-2015, which had concerned the market and cast a pall over the market.
          As the period drew to a close, we have also seen lower-rated entities access the market and even a return of “dividend” deals involving private equity sponsors.

Performance Overview
American Beacon High Yield Bond FundSM
October 31, 2010 (Unaudited)

          The Institutional Class of the High Yield Bond Fund returned 17.17% for the twelve months ended October 31, 2010. The Fund underperformed the JPMorgan Global High-Yield Index (“Index”) return of 19.10% and the Lipper High Current Yield Funds Index return of 18.67% for the period.
Comparison of Change in Value of a $10,000 Investment
For the Period from 12/29/00* through 10/31/10

*	Inception of Fund

				Value of
	Annualized Total Returns		Since	$10,000
	Periods Ended 10/31/10		Incep.	12/29/00-
	1 Year	5 Years	(12/29/00)	10/31/10
Institutional Class(1,8)	17.17%	6.68%	7.88%	$21,093
Y Class(1,4,8)	17.34%	6.71%	7.90%	21,124
Investor Class(1,2,8)	17.00%	6.44%	7.63%	20,617
A Class with sales charge (1,5,8)	11.69%	5.46%	7.12%	19,680
A Class without Sales charge (1,5,8)	17.26%	6.49%	7.66%	20,664
C Class with sales charge (1,6,8)	15.66%	6.38%	7.60%	20,558
C Class without sales charge (1,6,8)	16.66%	6.38%	7.60%	20,558
AMR Class (1,3,8)	17.59%	6.88%	7.98%	21,291
JPMorgan Global High-Yield Index (7)	19.10%	9.10%	9.33%	24,027
Lipper High Current Yield Funds Index (7)	18.67%	6.76%	6.68%	18,885

1.	Performance shown is historical and may not be indicative of future returns. Please note that recent market performance has helped to produce short-term returns that are not typical and may not continue in the future. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Institutional Class of the Fund was waived through 2004. Performance prior to waiving fees was lower than the actual returns shown for periods through 2004.

2.	Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 12/29/00 up to 3/1/02, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Investor Class been in existence since 12/29/00.

3.	Fund performance for the five-year and since inception periods represents the total returns achieved by the Institutional Class from 12/29/00 up to 9/4/07, the inception date of the AMR Class, and the returns of the AMR Class since its inception. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 12/29/00.

4.	Fund performance for the one-year, five-year, and since inception periods represent the returns achieved by the Institutional Class from 12/29/00 up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 12/29/00.

5.	Fund performance for the one-year, five-year, and since inception periods represent the returns achieved by the Institutional Class from 12/29/00 through 3/1/02, and the returns of the Investor Class from 3/1/02 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional and Investor Classes. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 12/29/00. The maximum sales charge for A Class is 4.75%.

6.	Fund performance for the one-year, five-year, and since inception periods represent the returns achieved by the Institutional Class from 12/29/00 through 3/1/02, and the returns of the Investor Class from 3/1/02 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional and Investor Classes. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 12/29/00. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

7.	The JPMorgan Global High-Yield Index (“JPMorgan Index”) is an unmanaged index of fixed income securities with a maximum credit rating of BB+ or Ba1. Issues must be publicly registered or issued under Rule 144A under the Securities Act of 1933, with a minimum issue size of $75 million (par amount). A maximum of two issues per issuer are included in the JPMorgan Index. Convertible bonds, preferred stock, and floating-rate bonds are excluded from the JPMorgan Index. The Lipper High Current Yield Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

8.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, C, and AMR Class shares was 0.80%, 0.90%, 1.02%, 1.12%, 2.05%, and

Performance Overview
American Beacon High Yield Bond FundSM
October 31, 2010 (Unaudited)

0.54%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
          The Fund underperformed the Index over the twelve-month period due to issue selection and allocation from a sector and credit quality perspective, as well as the Fund’s cash balances returning less than the Index.
          From a sector standpoint, issue selections in the Finance, Cable/Media, and Other Corporate sectors contributed to the Fund’s relative underperformance, despite positive contribution from selections in the Manufacturing and Utility sectors.
          From a sector allocation perspective, the Fund benefited from overweighting the Cable/Media sector (up 21.6%), but not enough to compensate for value lost through underweighting the Finance sector (up 26.1%) and overweighting the Other Corporate sector (up 12.7%).
          From a credit quality perspective, issue selections in the Below-C, B, and BBB-rated credit groups added value, but not enough to compensate for poor selections in the CCC-rated credit group.
          From a credit quality allocation perspective, underweighting the top-performing CC-rated credit group (up 51.2%) and overweighting the B-rated credit group (up 15.8%) contributed to the Fund’s relative underperformance, while overweighting the CCC-rated group (up 23.4%) contributed positively for the period.
          The sub-advisors’ “bottom-up”, research intensive investment process, which focuses on companies with strong cash flow and fundamental credit strength, remains in place.
Top Ten Holdings

% of
Net Assets
HCA, Inc., 9.625%, Due 11/15/2016	1.2%
MacDermid, Inc., 9.500%, Due 4/15/2017	1.1%
NewPage Corp., 11.375%, Due 12/31/2014	1.0%
US Oncology, Inc., 6.428%, Due 3/15/2012	1.0%
Ford Motor Credit Co. LLC, 6.625%, Due 8/15/2017	1.0%
JBS USA LLC, 11.625%, Due 5/1/2014	0.9%
Intelsat Jackson Holdings Ltd., 11.250%, Due 6/15/2016	0.9%
CIT Group, Inc., 7.000%, Due 5/1/2017	0.9%
Chesapeake Energy Corp., 6.625%, Due 8/15/2020	0.9%
Enterprise Products Operating LLC, 7.034%, Due 1/15/2068	0.8%
Sector Allocation

% of Fixed
Income
Corporate	99.4%
Convertibles	0.6%

Performance Overview
American Beacon Retirement Income and Appreciation FundSM
October 31, 2010 (Unaudited)

          The Y Class of the Retirement Income and Appreciation Fund returned 8.67% for the twelve months ended October 31, 2010. Its benchmark, a blend of 75% Barclays Capital Aggregate Index (“Barclays Index”) and 25% BofA Merrill Lynch All U.S. Convertibles Index (“ML Index”), returned 11.26%. The Fund’s peer group, the Lipper Intermediate Investment Grade Index, returned 10.99% for the same period.
Comparison of Change in Value of a $10,000 Investment
For the Period from 7/1/03* through 10/31/10

*	Inception of Fund

				Value of
	Annualized Total Returns		Since	$10,000
	Periods Ended 10/31/10		Incep.	7/1/03-
	1 Year	5 Years	(7/1/03)	10/31/10
Investor Class(1,7)	8.60%	6.15%	5.04%	$14,345
Y Class(1,2,7)	8.67%	6.17%	5.05%	14,355
A Class with sales Charge(1,3,7)	3.48%	5.13%	4.35%	13,667
A Class without sales Charge(1,3,7)	8.63%	6.16%	5.04%	14,350
C Class with sales Charge(1,4,7)	7.40%	6.11%	5.02%	14,320
C Class without sales Charge(1,4,7)	8.40%	6.11%	5.02%	14,320
Retirement Income and Appreciation Composite Index(6)	11.26%	6.33%	5.33%	14,634
Barclays Capital Aggregate Index (5)	8.01%	6.45%	6.37%	14,088
BofA Merrill Lynch All U.S. Convertibles Index (5)	3.18%	4.70%	N/A	15,639
Lipper Intermediate Investment Grade Index (5)	10.99%	6.06%	5.93%	14,204

1.	Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2.	Fund performance for the one-year, five-year, and since inception periods represent the returns achieved by the Investor Class from 7/1/03 up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. As a result, total returns shown may be lower than they would have been had the Y Class been in existence since 7/1/03.

3.	Fund performance for the one-year, five-year, and since inception periods represent the returns achieved by the Investor Class from 7/1/03 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 7/1/03. The maximum sales charge for A Class is 4.75%.

4.	Fund performance for the one-year, five-year, and since inception periods represent the returns achieved by the Investor Class from 7/1/03 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 7/1/03. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

5.	The Barclays Capital Aggregate Index represents returns of the Barclays Capital Gov./Credit Intermediate Index (“Intermediate Index”) up to October 31, 2006 and the Barclays Capital Aggregate Index (“Aggregate Index”) thereafter. The Intermediate Index is an unmanaged index of investment grade corporate and government debt issues with maturities between one and ten years. The Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. The BofA Merrill Lynch All U.S. Convertibles Index is an unmanaged index of domestic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents. The Lipper Intermediate Investment Grade Index tracks the results of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

6.	To reflect the Fund’s allocation of its assets between investment grade fixed-income securities and convertible securities, the returns of the Barclays Capital Aggregate Index and the BofA Merrill Lynch All U.S. Convertibles Index have been combined in a 75%/25% proportion.

7.	The total annual Fund operating expense ratios set forth in the most recent Fund prospectus for the Y, Investor, A, and C Class shares was 0.77%, 1.02%, 1.15%, and 1.90%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that is based on expenses incurred during the period covered by this report.
          The Fund’s assets have been allocated approximately 75% to American Beacon Advisors, Inc. (the “Manager”) which invests primarily in income producing, short- and intermediate-term investment grade bonds and 25% to a sub-advisor which invests in convertible bonds, convertible preferreds, high yield bonds, and equities in order to enhance the potential return of the Fund.

Performance Overview
American Beacon Retirement Income and Appreciation FundSM
October 31, 2010 (Unaudited)

          During the twelve-month period, the investment grade bond portion of the Fund returned 8.4% before expenses, compared to an 8.0% return for the Barclays Index. This portion of the Fund outperformed largely due to a substantial overweight position in Corporates, the second best performing sector in the Barclays Index.
          The remaining portion of the Fund, managed by the Fund’s sub-advisor, returned 12.7% before expenses. These results trailed the 20.8% return of the ML Index due to the sub-advisor’s high quality bias. Strong performance in the most speculative segment of the convertible market continued to define the most recent annual period, as the speculative grade portion of the ML Index posted a gain of 26.4%, dramatically outperforming the 10.1% return from the investment grade segment of the ML Index. The sub-advisor’s portion of the portfolio was invested in names with better balance sheets, lower debt levels, and higher cash flows. This portion of the portfolio was also hurt by stock selection in the Consumer Discretionary sector and underweighting this sector which was the best performing sector in the ML Index.
          The Manager and the Fund’s sub-advisor remain focused on the Fund’s investment objectives of generating income and capital appreciation.
Top Ten Holdings

% of
Net Assets
Federal National Mortgage Association, 4.500%, Due 1/1/2040	1.4%
Federal Home Loan Mortgage Corporation, Pool # G08079, 5.000%, Due 9/1/2035	1.3%
Federal National Mortgage Association, 4.000%, Due 9/1/2040	1.0%
EMC Corp., 1.750%, Due 12/1/2013	1.0%
General Electric Capital Corp., 0.450%, Due 1/8/2016	0.8%
Federal National Mortgage Association, Pool # 745418, 5.500%, Due 4/1/2036	0.8%
American Express Credit Account Master Trust, 5.350%, Due 1/15/2014	0.8%
Federal Home Loan Mortgage Corporation, Pool # A73703, 5.000%, Due 3/1/2038	0.8%
Citigroup, Inc., 8.500%, Due 5/22/2019	0.7%
NetApp, Inc., 1.750%, Due 6/1/2013	0.7%
Sector Allocation

% of Fixed
Income
Corporate	39.7%
U.S. TIPS	22.1%
Convertibles	14.2%
U.S. Agency Mortgage-Backed Obligations	12.0%
Asset-Backed	5.4%
Mortgage-Backed	3.1%
Commercial Mortgage-Backed Securities	2.6%
Agency	0.4%
Other Government	0.3%
Municipal Obligations	0.2%
Sector Allocation

% of
Equities
Information Technology	22.1%
Financials	19.1%
Energy	16.2%
Consumer Discretionary	12.5%
Industrials	10.4%
Materials	7.9%
Health Care	6.8%
Consumer Staples	5.0%

Performance Overview
American Beacon Intermediate Bond FundSM
October 31, 2010 (Unaudited)

          The Institutional Class of the Intermediate Bond Fund returned 7.56% for the twelve months ended October 31, 2010, underperforming the Barclays Capital Aggregate Index (the “Index”) return of 8.01% and the Lipper Intermediate Investment Grade Index return of 10.99% for the same period.
Comparison of Change in Value of a $10,000 Investment
For the Period from 10/31/00 through 10/31/10

				Value of
	Annualized Total Returns			$10,000
	Periods Ended 10/31/10			10/31/00-
	1 Year	5 Years	10 Years	10/31/10
Institutional Class(1,7)	7.56%	6.72%	6.35%	$18,513
Y Class(1,3,7)	7.41%	6.69%	6.34%	18,488
Investor Class (1,2,7)	7.01%	6.53%	6.26%	18,353
A Class with sales Charge(1,4,7)	1.82%	5.47%	5.73%	17,451
A Class without sales Charge(1,4,7)	6.87%	6.51%	6.25%	18,330
C Class with sales Charge(1,5,7)	5.87%	6.50%	6.25%	18,329
C Class without sales Charge(1,5,7)	6.87%	6.50%	6.25%	18,329
Barclays Capital Agg. Index (6)	8.01%	6.45%	6.38%	18,561
Lipper Intermediate Inv. Grade Index (6)	10.99%	6.06%	6.11%	18,093

1.	Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Performance shown reflects the Fund’s receipt in December 2006 and March 2008 of class action proceeds that were related to investment activity in 2002. The Fund’s performance was higher than it would have been absent receipt of the settlement proceeds.

2.	Fund performance represents the total returns achieved by the Institutional Class up to 3/2/09, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Investor Class been in existence since 10/31/00.

3.	Fund performance for the one-year, five-year, and ten-year periods represent the total returns achieved by the Institutional Class from 10/31/00 up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/00.

4.	Fund performance for the one-year, five-year, and ten-year periods represent the total returns achieved by the Institutional Class from 10/31/00 through 3/2/09, the Investor Class from 3/2/09 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional and Investor Classes. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/00. The maximum sales charge for A Class is 4.75%.

5.	Fund performance for the one-year, five-year, and ten-year periods represent the total returns achieved by the Institutional Class from 10/31/00 through 3/2/09, the Investor Class from 3/2/09 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional and Investor Classes. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/00. The maximum contingent deferred sales charge is 1.00% for shares redeemed within one year of the date of purchase.

6.	The Barclays Capital Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. The Lipper Intermediate Investment Grade Index tracks the results of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Funds category. Lipper is an independent research and ranking service. One cannot directly invest in an index.

7.	The total annual Fund operating expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 0.33%, 0.71%, 1.23%, 1.08%, and 1.83%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that is based on expenses incurred during the period covered by this report.
          Prior to the deduction of expenses, the Fund outperformed the Index. However, the Fund did not generate enough excess performance to offset expenses. Gross of Fund expenses, the Fund added value relative to the Index entirely through sector allocation as security selection detracted from performance. An overweight in Corporates, the second best performing sector in the Index, accounted for the majority of the excess performance. Among the Fund’s corporate bond holdings, the lower rated issuers (A1 to Baa3) were the largest contributors. Underweight positions in Mortgage Pass-Throughs, Agencies and U.S. Treasuries also generated positive returns relative to the Index.

Performance Overview
American Beacon Intermediate Bond FundSM
October 31, 2010 (Unaudited)

          The Fund’s investment managers remain focused on a conservative approach toward investing in the bond market, focusing on issuer-specific opportunities to add value.
Top Ten Holdings

% of
Net Assets
Federal Home Loan Mortgage Corporation, 5.000%, Due 4/1/2040	1.7%
Federal National Mortgage Association, 5.000%, Due 4/1/2025	1.4%
Federal National Mortgage Association, 4.500%, Due 6/1/2025	1.4%
Federal National Mortgage Association, 4.500%, Due 1/1/2040	1.3%
Federal National Mortgage Association, 5.500%, Due 6/1/2040	1.2%
Federal National Mortgage Association, 5.000%, Due 5/1/2040	1.2%
Federal Home Loan Mortgage Corporation, Pool # A73703, 5.000%, Due 3/1/2038	1.1%
Federal Home Loan Mortgage Corporation, 5.500%, Due 5/1/2038	0.9%
Federal National Mortgage Association, 4.000%, Due 9/1/2040	0.8%
Sector Allocation

% of Fixed
Income
Corporate	39.4%
U.S. TIPS	26.3%
U.S. Agency Mortgage-Backed Obligations	21.2%
Mortgage-Backed	5.6%
Asset-Backed	3.5%
Commercial Mortgage-Backed Securities	3.4%
Agency	0.4%
Municipal Obligations	0.1%
Other Government	0.1%

Performance Overview
American Beacon Short-Term Bond FundSM
October 31, 2010 (Unaudited)

          The Institutional Class of the Short-Term Bond Fund returned 3.78% for the twelve months ended October 31, 2010, which outperformed the BofA Merrill Lynch 1-3 Year Gov/Corp Index (“Index”) return of 3.18% but underperformed the Lipper Short Investment Grade Bond Funds Index (“Lipper”) return of 5.43%.
Comparison of Change in Value of a $10,000 Investment
For the Period from 10/31/00 through 10/31/10

				Value of
	Annualized Total Returns			$10,000
	Periods Ended 10/31/10			10/31/00-
	1 Year	5 Years	10 Years	10/31/10
Institutional Class(1,6)	3.78%	4.53%	4.43%	$15,419
Y Class(1,2,6)	3.75%	4.53%	4.42%	15,414
Investor Class(1,6)	3.33%	4.05%	3.95%	14,727
A Class with sales Charge(1,3,6)	0.73%	3.54%	3.68%	14,356
A Class without sales Charge(1,3,6)	3.35%	4.05%	3.95%	14,730
C Class with sales Charge(1,4,6)	2.28%	4.04%	3.94%	14,720
C Class without sales Charge(1,4,6)	3.28%	4.04%	3.94%	14,720
Lipper Short Inv. Grade Index (2)	5.43%	3.99%	3.89%	14,643
BofA Merrill Lynch 1-3Yr. Gov./Corp Index(2)	3.18%	4.70%	4.54%	15,585

1.	Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Investor Class of the Fund has been waived. Performance prior to waiving fees was lower than the actual returns shown. Performance shown reflects the Fund’s receipt in December 2006 and March 2008 of class action proceeds that were related to investment activity in 2002. The Fund’s performance was higher than it would have been absent receipt of the settlement proceeds.

2.	Fund performance for the one-year, five-year, and ten-year periods represent the total returns achieved by the Institutional Class from 10/31/00 through 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/00.

3.	Fund performance for the one-year, five-year, and ten-year periods represent the total returns achieved by the Investor Class from 10/31/00 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/00. The maximum sales charge for A Class is 2.50%.

4.	Fund performance for the one-year, five-year, and ten-year periods represent the total returns achieved by the Investor Class from 10/31/00 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/00. The maximum contingent deferred sales charge is 1.00% for shares redeemed within one year of the date of purchase.

5.	The BofA Merrill Lynch 1-3 Yr. Gov./Corp. Index is a market value weighted performance benchmark for government and corporate fixed-rate debt securities with maturities between one and three years. The Lipper Short Investment Grade Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper Short Investment Grade Bond Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

6.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 0.33%, 0.73%, 0.85%, 1.08%, and 1.83%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
          As compared to the Index, the Fund outperformed due to its overweight positions in the Corporate and Asset-Backed sectors. These sectors outperformed Treasuries and Agencies during the period as the credit markets continued to recover following the gradually improving economy. The Fund generally maintains overweight positions in these sectors to generate incremental yield-to-maturity compared to the Index.
          The Fund’s duration was shorter than that of the Index during the period in response to the ultra-low interest rate environment. The Fund’s short duration resulted in a slightly lower total return than would have been the case with a neutral duration. While we do not expect the Federal Reserve Bank to raise interest rates soon, we do want to protect the Fund from an ultimate rise in rates that will inevitably accompany an

Performance Overview
American Beacon Short-Term Bond FundSM
October 31, 2010 (Unaudited)

economic recovery. In the mean time, we intend to opportunistically add duration to the Fund to keep it within approximately 20% of Index duration until the Fed rate hikes become more imminent.
          Despite the recent volatility in Europe and the sluggish U.S. recovery, the credit markets performed well during the period as corporate profitability improved and as investors sought higher yields. The backdrop for the improvement, however, is fragile given the weak state of the U.S. housing market and uncertainty in international capital markets. Although the Fund does not invest in obligations of the affected countries, investor sentiment in general is difficult to anticipate, and a broader tilt towards risk aversion may adversely affect the U.S. credit markets.
          As such, while we look for opportunity to generate attractive results in this environment, we will maintain our conservative approach towards credit risk and seek to outperform over the long term on a risk-adjusted basis.
Top Ten Holdings

% of
Net Assets
Government National Mortgage Association, 3.069%, Due 6/16/2036	2.0%
Dexia Credit Local N.Y., 0.693%, Due 3/5/2013	1.9%
John Deere Owner Trust, 0.720%, Due 7/16/2012	1.9%
JPMorgan Chase & Co., 0.902%, Due 2/26/2013	1.9%
Chrysler Financial Lease Trust, 1.780%, Due 6/15/2011	1.7%
Citigroup, Inc., 0.558%, Due 11/5/2014	1.6%
Goldman Sachs Group, Inc., 4.750%, Due 7/15/2013	1.4%
MBNA Corp., 7.500%, Due 3/15/2012	1.4%
Progress Energy, Inc., 7.100%, Due 3/1/2011	1.4%
Credit Suisse First Boston, 5.000%, Due 5/15/2013	1.4%
Sector Allocation

% of Fixed
Income
Corporate	52.8%
Asset-Backed	23.9%
U.S. TIPS	12.1%
U.S. Agency Mortgage-Backed Obligations	7.0%
Commercial Mortgage-Backed Securities	4.0%
Municipal Obligations	0.2%

Fund Expenses
American Beacon Funds
October 31, 2010 (Unaudited)

Fund Expense Example
          As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in a particular Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2010 through October 31, 2010.
Actual Expenses
          The following tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

	High Yield	Intermediate	Short-Term
Institutional Class	Bond Fund	Bond Fund	Bond Fund
Beginning Account Value 5/1/10	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,060.58	$1,051.29	$1,021.11
Expenses Paid During Period 5/1/10-10/31/10 *	$4.16	$1.65	$1.58
Annualized Expense Ratio	0.80%	0.32%	0.31%

		Retirement
		Income and
	High Yield	Appreciation	Intermediate	Short-Term
Y Class	Bond Fund	Fund	Bond Fund	Bond Fund
Beginning Account Value 5/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,060.36	$1,051.20	$1,048.87	$1,017.73
Expenses Paid During Period 5/1/10-10/31/10 *	$5.50	$5.53	$4.08	$3.76
Annualized Expense Ratio	1.06%	1.07%	0.79%	0.74%

		Retirement
		Income and
	High Yield	Appreciation	Intermediate	Short-Term
Investor Class	Bond Fund	Fund	Bond Fund	Bond Fund
Beginning Account Value 5/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,060.36	$1,051.20	$1,048.87	$1,017.73
Expenses Paid During Period 5/1/10-10/31/10 *	$5.50	$5.53	$4.08	$3.76
Annualized Expense Ratio	1.06%	1.07%	0.79%	0.74%

				Retirement
				Income and
	High Yield	Intermediate	Short-Term	Appreciation
A Class**	Bond Fund	Bond Fund	Bond Fund	Fund
Beginning Account Value 5/17/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,086.59	$1,043.07	$1,017.79	$1,055.15
Expenses Paid During Period 5/17/10-10/31/10 *	$5.35	$4.44	$3.74	$5.36
Annualized Expense Ratio	1.12%	0.95%	0.81%	1.14%

				Retirement
				Income and
	High Yield	Intermediate	Short-Term	Appreciation
C Class**	Bond Fund	Bond Fund	Bond Fund	Fund
Beginning Account Value 9/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,053.27	$1,005.57	$1,004.78	$1,021.02
Expenses Paid During Period 9/1/10-10/31/10 *	$3.16	$2.87	$2.64	$3.87
Annualized Expense Ratio	1.87%	1.74%	1.60%	2.33%

Fund Expenses
American Beacon Funds
October 31, 2010 (Unaudited)

High Yield
AMR Class	Bond Fund
Beginning Account Value 5/1/10	$1,000.00
Ending Account Value 10/31/2010	$1,063.10
Expenses Paid During Period 5/1/10-10/31/10 *	$2.86
Annualized Expense Ratio	0.55%
Hypothetical Example for Comparison Purposes
          The following tables provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in a particular Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.
          You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by a Fund, such as redemption fees as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the following tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	High Yield	Intermediate	Short-Term
Institutional Class	Bond Fund	Bond Fund	Bond Fund
Beginning Account Value 5/1/10	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,021.17	$1,023.59	$1,023.64
Expenses Paid During Period 5/1/10-10/31/10 *	$4.08	$1.63	$1.58
Annualized Expense Ratio	0.80%	0.32%	0.31%

		Retirement
		Income and
	High Yield	Appreciation	Intermediate	Short-Term
Y Class	Bond Fund	Fund	Bond Fund	Bond Fund
Beginning Account Value 5/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,019.86	$1,019.81	$1,021.22	$1,021.48
Expenses Paid During Period 5/1/10-10/31/10 *	$5.40	$5.45	$4.02	$3.77
Annualized Expense Ratio	1.06%	1.07%	0.79%	0.74%

		Retirement
		Income and
	High Yield	Appreciation	Intermediate	Short-Term
Investor Class	Bond Fund	Fund	Bond Fund	Bond Fund
Beginning Account Value 5/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,019.86	$1,019.81	$1,021.22	$1,021.48
Expenses Paid During Period 5/1/10-10/31/10 *	$5.40	$5.45	$4.02	$3.77
Annualized Expense Ratio	1.06%	1.07%	0.79%	0.74%

				Retirement
				Income and
	High Yield	Intermediate	Short-Term	Appreciation
A Class**	Bond Fund	Bond Fund	Bond Fund	Fund
Beginning Account Value 5/17/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,019.56	$1,020.42	$1,021.12	$1,019.46
Expenses Paid During Period 5/17/10-10/31/10 *	$5.70	$4.84	$4.13	$5.80
Annualized Expense Ratio	1.12%	0.95%	0.81%	1.14%

Fund Expenses
American Beacon Funds
October 31, 2010 (Unaudited)

				Retirement
				Income and
	High Yield	Intermediate	Short-Term	Appreciation
C Class**	Bond Fund	Bond Fund	Bond Fund	Fund
Beginning Account Value 9/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,015.78	$1,016.43	$1,017.14	$1,013.46
Expenses Paid During Period 9/1/10-10/31/10 *	$9.50	$8.84	$8.13	$11.82
Annualized Expense Ratio	1.87%	1.74%	1.60%	2.33%

High Yield
AMR Class	Bond Fund
Beginning Account Value 5/1/10	$1,000.00
Ending Account Value 10/31/10	$1,022.43
Expenses Paid During Period 5/1/10-10/31/10 *	$2.80
Annualized Expense Ratio	0.55%

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half year period.

**	Beginning account value is the Fund inception. Expenses are equal to the Fund’s expense ratio, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the period (168 and 61) for the A and C Classes, respectively, by the days in the year (365).

American Beacon Funds
Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Beacon High Yield Bond Fund, American Beacon Intermediate Bond Fund, American Beacon Retirement Income and Appreciation Fund, and American Beacon Short-Term Bond Fund:
We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of the American Beacon High Yield Bond Fund, the American Beacon Intermediate Bond Fund, the American Beacon Retirement Income and Appreciation Fund, and the American Beacon Short-Term Bond Fund (four of the funds constituting the American Beacon Funds) (collectively, the “Funds”), as of October 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon High Yield Bond Fund, the American Beacon Intermediate Bond Fund, the American Beacon Retirement Income and Appreciation Fund, and the American Beacon Short-Term Bond Fund at October 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Dallas, Texas
December 23, 2010

American Beacon High Yield Bond Fund
Schedule of Investments
October 31, 2010

	Shares/Par
	Amount	Value
	(par and dollars in 000’s)

COMMON STOCK — 0.17%

COMMUNICATIONS — 0.17%
Communications — 0.08%
Charter Communications, Inc.* †	9,435	151

		151

Media — 0.09%
Dex One Corp.*	23,761	166
SuperMedia, Inc.*	1,037	7

		173

Total Communications		324

Total Common Stock (Cost $1,828)		324

PREFERRED STOCK — 0.17%

FINANCIALS — 0.17%
Diversified Financials — 0.00%
Federal Home Loan Mortgage Corp.*	10,000	5

Finance — 0.17%
Ally Financial, Inc.‡	359	319

Total Financials		324

Total Preferred Stock (Cost $253)		324

CORPORATE OBLIGATION — 94.80%
Casino/Gaming — 0.00%
Fontainebleau Las Vegas Holdings LLC, 10.25%, Due 6/15/2015‡ #	1,800	5
Station Casinos, Inc.,
6.875%, Due 3/1/2016 #	500	0
7.75%, Due 8/15/2016 #	500	0

		5

Consumer — 6.56%
Alliance One International, Inc., 10.00%, Due 7/15/2016	400	440
Central Garden and Pet Co., 8.25%, Due 3/1/2018	445	467
Diversey Holdings, Inc., 10.50%, Due 5/15/2020	800	930
Dole Food Co, Inc., 13.875%, Due 3/15/2014	115	142
Easton-Bell Sports, Inc., 9.75%, Due 12/1/2016	705	772
Fage Dairy Industries, 9.875%, Due 2/1/2020‡	815	780
Jarden Corp., 7.50%, Due 5/1/2017	800	851
JBS Finance II Ltd., 8.25%, Due 1/29/2018‡	265	280
JBS USA LLC, 11.625%, Due 5/1/2014	1,400	1,654
Michael Foods, Inc., 9.75%, Due 7/15/2018‡	525	572
NBTY, Inc., 9.00%, Due 10/1/2018‡	425	452
Pinnacle Foods Finance LLC,
9.25%, Due 4/1/2015‡	800	843
10.625%, Due 4/1/2017	175	190
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 8.25%, Due 9/1/2017‡	400	418
Prestige Brands, Inc., 8.25%, Due 4/1/2018	630	657

	Shares/Par
	Amount	Value
	(par and dollars in 000’s)
Simmons Foods, Inc., 10.50%, Due 11/1/2017‡	750	750
Spectrum Brands Holdings, Inc., 9.50%, Due 6/15/2018‡	525	583
Visant Corp., 10.00%, Due 10/1/2017‡	1,320	1,406

		12,187

Energy — 15.38%
Antero Resources Finance Corp., 9.375%, Due 12/1/2017	700	744
Berry Petroleum Co.,
10.25%, Due 6/1/2014	397	458
6.75%, Due 11/1/2020	415	428
BreitBurn Energy Partners LP, 8.625%, Due 10/15/2020‡	400	404
Brigham Exploration Co., 8.75%, Due 10/1/2018‡	700	756
Carrizo Oil & Gas, Inc., 8.625%, Due 10/15/2018‡	705	714
Chaparral Energy, Inc., 9.875%, Due 10/1/2020‡	600	632
CHC Helicopter SA, 9.25%, Due 10/15/2020‡	1,360	1,420
Chesapeake Energy Corp., 6.625%, Due 8/15/2020	1,575	1,667
Cie Generale de Geophysique-Veritas,
7.50%, Due 5/15/2015	500	516
9.50%, Due 5/15/2016	400	442
Coffeyville Resources LLC,
9.00%, Due 4/1/2015‡	485	520
10.875%, Due 4/1/2017‡	385	410
Compton Petroleum Finance Corp., 10.00%, Due 9/15/2017	522	446
Copano Energy LLC, 8.125%, Due 3/1/2016	800	826
Crosstex Energy LP, 8.875%, Due 2/15/2018	500	540
El Paso Corp., 7.00%, Due 6/15/2017	1,000	1,090
Energy Transfer Equity LP, 7.50%, Due 10/15/2020	975	1,063
Enterprise Products Operating LLC, 7.034%, Due 1/15/2068	1,510	1,558
Harvest Operations Corp., 6.875%, Due 10/1/2017‡	295	310
Helix Energy Solutions Group, Inc., 9.50%, Due 1/15/2016‡	480	497
Hilcorp Energy, 8.00%, Due 2/15/2020‡	500	528
Holly Corp., 9.875%, Due 6/15/2017	300	329
Inergy LP/Inergy Finance Corp., 7.00%, Due 10/1/2018‡	535	559
Linn Energy LLC, 8.625%, Due 4/15/2020‡	900	972
Linn Energy LLC/Linn Energy Finance Corp., 7.75%, Due 2/1/2021‡	970	1,002
MarkWest Energy Partners LP, 8.75%, Due 4/15/2018	560	615
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 6.75%, Due 11/1/2020	500	511
Martin Midstream Partners & Finance, 8.875%, Due 4/1/2018‡	945	983
Offshore Group Investments Ltd., 11.50%, Due 8/1/2015‡	500	530
OPTI Canada, Inc.,
9.75%, Due 8/15/2013‡	1,000	1,020
See accompanying notes

American Beacon High Yield Bond Fund
Schedule of Investments
October 31, 2010

	Shares/Par
	Amount	Value
	(par and dollars in 000’s)
8.25%, Due 12/15/2014	800	606
Petrohawk Energy Corp.,
10.50%, Due 8/1/2014	900	1,028
7.25%, Due 8/15/2018	565	586
Plains Exploration & Production Co., 10.00%, Due 3/1/2016	900	1,027
Quicksilver Resources, Inc.,
8.25%, Due 8/1/2015	400	407
9.125%, Due 8/15/2019	500	534
Regency Energy Partners LP/Regency
Energy Finance Corp.,
9.375%, Due 6/1/2016	635	711
6.875%, Due 12/1/2018	145	152
SandRidge Energy, Inc.,
9.875%, Due 5/15/2016‡	100	107
8.00%, Due 6/1/2018‡	900	900

		28,548

Finance — 9.56%
Alliant Holdings I, Inc., 11.00%, Due 5/1/2015‡	850	894
Ally Financial, Inc.,
6.875%, Due 8/28/2012	1,000	1,050
8.00%, Due 12/31/2018	400	414
7.50%, Due 9/15/2020‡	550	594
8.00%, Due 11/1/2031	725	792
Bank of America Corp., 8.125%, Due 12/29/2049	1,000	1,009
Bank One Capital III, 8.75%, Due 9/1/2030	420	493
CEDC Finance Corp International, Inc., 9.125%, Due 12/1/2016‡	1,175	1,269
CIT Group, Inc., 7.00%, Due 5/1/2017	1,700	1,691
Columbus International, Inc., 11.50%, Due 11/20/2014‡	460	516
E*Trade Financial Corp., 12.50%, Due 11/30/2017	650	752
Expro Finance Luxembourg SCA, 8.50%, Due 12/15/2016‡	900	887
HUB International Holdings, Inc., 10.25%, Due 6/15/2015‡	825	827
International Lease Finance Corp.,
5.65%, Due 6/1/2014	1,100	1,100
6.75%, Due 9/1/2016‡	400	436
Liberty Mutual Group, Inc., 10.75%, Due 6/15/2058‡ §	735	911
Marsico Parent Co. LLC,
10.625%, Due 1/15/2016‡	800	480
12.50%, Due 7/15/2016‡	658	33
MBNA Capital A, 8.278%, Due 12/1/2026	625	638
Midwest Gaming Borrower LLC, 11.625%, Due 4/15/2016‡	800	820
Nationwide Mutual Insurance Co., 9.375%, Due 8/15/2039‡	500	586
Navios Maritime Acquisition Corp/Navios Acquisition Finance US, Inc., 8.625%, Due 11/1/2017‡	350	354
Pinafore LLC/Pinafore, Inc., 9.00%, Due 10/1/2018‡	100	107
Reliance Intermediate Holdings LP, 9.50%, Due 12/15/2019‡	820	871
Sabra Health Care LP/Sabra Capital Corp., 8.125%, Due 11/1/2018‡	225	233

	Shares/Par
	Amount	Value
	(par and dollars in 000’s)

		17,757

Manufacturing — 21.37%
Accuride Corp., 9.50%, Due 8/1/2018‡	900	981
Advanced Micro Devices, Inc.,
8.125%, Due 12/15/2017	200	216
7.75%, Due 8/1/2020‡	100	106
Allison Transmission, Inc., 11.00%, Due 11/1/2015‡	800	868
American Axle & Manufacturing Holdings, Inc., 5.25%, Due 2/11/2014	485	472
ArvinMeritor, Inc., 10.625%, Due 3/15/2018	500	568
Building Materials Corp. of America,
6.875%, Due 8/15/2018‡	300	300
7.50%, Due 3/15/2020‡	400	409
Case New Holland, Inc., 7.875%, Due 12/1/2017‡	420	469
Catalyst Paper Corp., 11.00%, Due 12/15/2016‡	375	337
Cleaver-Brooks, Inc., 12.25%, Due 5/1/2016‡	390	410
Colt Defense LLC, 8.75%, Due 11/15/2017‡	730	548
Consol Energy, Inc.,
8.00%, Due 4/1/2017‡	770	843
8.25%, Due 4/1/2020‡	365	407
CPG International I, Inc., 7.501%, Due 7/1/2012§	460	460
DynCorp International, Inc., 10.375%, Due 7/1/2017‡	445	455
EVERTEC, Inc., 11.00%, Due 10/1/2018‡	650	654
First Data Corp.,
9.875%, Due 9/24/2015	500	423
10.55%, Due 9/24/2015	1,020	862
FMG Resources August 2006 Pty Ltd., 7.00%, Due 11/1/2015‡	300	308
Ford Motor Credit Co. LLC,
6.625%, Due 8/15/2017	1,705	1,906
8.125%, Due 1/15/2020	900	1,101
Freescale Semiconductor, Inc.,
8.875%, Due 12/15/2014	500	509
10.75%, Due 8/1/2020‡	1,000	1,038
Goodman Global Group, Inc., %, Due 12/15/2014	285	183
Goodyear Tire & Rubber Co., 8.25%, Due 8/15/2020	800	852
Grupo Papelero Scribe SA, 8.875%, Due 4/7/2020‡	315	317
Hillman Group, Inc., 10.875%, Due 6/1/2018‡	315	337
Huntsman International LLC,
7.875%, Due 11/15/2014	800	836
8.625%, Due 3/15/2021‡	100	110
Idearc, Inc., Due 11/15/2016#	1,314	0
Ineos Finance PLC, 9.00%, Due 5/15/2015‡	200	212
Ineos Group Holdings plc, 8.50%, Due 2/15/2016‡	600	546
International Coal Group, Inc., 9.125%, Due 4/1/2018	430	469
KB Home,
6.25%, Due 6/15/2015	400	386
9.10%, Due 9/15/2017	400	416
See accompanying notes

American Beacon High Yield Bond Fund
Schedule of Investments
October 31, 2010

	Shares/Par
	Amount	Value
	(par and dollars in 000’s)
M/I Homes, Inc., 8.625%, Due 11/15/2018‡	500	500
MacDermid, Inc., 9.50%, Due 4/15/2017‡	1,825	1,947
Manitowoc Co., Inc., 9.50%, Due 2/15/2018	700	753
Meritage Homes Corp., 6.25%, Due 3/15/2015	425	427
Momentive Performance Materials, Inc.,
9.75%, Due 12/1/2014	405	426
9.00%, Due 1/15/2021‡	715	742
Motors Liquidation Co., 8.375%, Due 7/15/2033 #	1,570	565
Mueller Water Products, Inc., 8.75%, Due 9/1/2020‡	450	488
NewPage Corp., 11.375%, Due 12/31/2014	1,950	1,871
Norske Skogindustrier ASA, 6.125%, Due 10/15/2015‡	1,450	1,110
Novelis, Inc., 7.25%, Due 2/15/2015	500	516
NXP BV / NXP Funding LLC, 9.75%, Due 8/1/2018‡	200	218
Omnova Solutions, Inc., 7.875%, Due 11/1/2018‡	200	205
Oshkosh Corp., 8.50%, Due 3/1/2020	410	454
Peabody Energy Corp., 7.375%, Due 11/1/2016	800	906
Quiksilver, Inc., 6.875%, Due 4/15/2015	605	590
RBS Global, Inc. / Rexnord LLC, 8.50%, Due 5/1/2018	900	945
Reynolds Group, 8.50%, Due 5/15/2018‡	900	920
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 9.00%, Due 4/15/2019‡	1,100	1,143
Ryerson, Inc., 12.00%, Due 11/1/2015	420	437
Sanmina-SCI Corp., 8.125%, Due 3/1/2016	900	925
Solo Cup Co., 8.50%, Due 2/15/2014	1,700	1,529
Standard Pacific Corp., 8.375%, Due 5/15/2018	200	207
Stratus Technologies, Inc., 12.00%, Due 3/29/2015‡	425	357
SunGard Data Systems, Inc., 10.25%, Due 8/15/2015	100	105
The Manitowoc Co Inc, 8.50%, Due 11/1/2020	100	104
Titan International, Inc., 7.875%, Due 10/1/2017‡	440	458
TriMas Corp., 9.75%, Due 12/15/2017‡	200	218
TRW Automotive, Inc., 8.875%, Due 12/1/2017‡	325	361
Tutor Perini Corp., 7.625%, Due 11/1/2018‡	440	447
USG Corp., 9.75%, Due 8/1/2014‡	460	481

		39,669

Service — 20.92%
Aquilex Holdings LLC/Aquilex Finance Corp., 11.125%, Due 12/15/2016	220	210
Brickman Group Holdings, Inc., 9.125%, Due 11/1/2018‡	435	448
Casella Waste Systems, Inc., 9.75%, Due 2/1/2013	900	906

	Shares/Par
	Amount	Value
	(par and dollars in 000’s)
CEVA Group plc,
11.625%, Due 10/1/2016‡	100	108
11.50%, Due 4/1/2018‡	700	746
CKE Restaurants, Inc., 11.375%, Due 7/15/2018‡	800	863
Clean Harbors, Inc., 7.625%, Due 8/15/2016	325	343
CRC Health Corp., 10.75%, Due 2/1/2016	925	919
DaVita, Inc.,
6.375%, Due 11/1/2018	300	307
6.625%, Due 11/1/2020	200	206
DineEquity, Inc., 9.50%, Due 10/30/2018‡	375	399
DJO Finance LLC / DJO Finance Corp., 9.75%, Due 10/15/2017‡	475	494
Energy Solutions, Inc., 10.75%, Due 8/15/2018‡	505	552
Games Merger Corp., 11.00%, Due 6/1/2018‡	600	666
Harrah’s Operating Co., Inc.,
5.625%, Due 6/1/2015	1,000	745
11.25%, Due 6/1/2017	1,200	1,326
HCA, Inc., 9.625%, Due 11/15/2016**	2,000	2,174
Hertz Corp., 7.50%, Due 10/15/2018‡	400	412
Interactive Data Corp., 10.25%, Due 8/1/2018‡	650	709
inVentiv Health, Inc., 10.00%, Due 8/15/2018‡	300	302
Liberty Tire Recycling, 11.00%, Due 10/1/2016‡	455	474
Live Nation Entertainment, Inc., 8.125%, Due 5/15/2018‡	830	855
Mandalay Resort Group, 7.625%, Due 7/15/2013	350	326
Marina District Finance Co., Inc.,
9.50%, Due 10/15/2015‡	200	197
9.875%, Due 8/15/2018‡	1,350	1,333
MGM Resorts International,
6.75%, Due 9/1/2012	325	321
6.625%, Due 7/15/2015	1,500	1,314
10.00%, Due 11/1/2016‡	600	588
Michaels Stores, Inc., 7.75%, Due 11/1/2018‡	800	792
MultiPlan, Inc., 9.875%, Due 9/1/2018‡	250	268
Mylan, Inc., 7.875%, Due 7/15/2020‡	975	1,087
NCL Corp Ltd., 11.75%, Due 11/15/2016	600	694
Neiman Marcus Group, Inc., 10.375%, Due 10/15/2015	435	459
Nielsen Finance LLC, Zero Coupon%, Due 8/1/2016§	680	693
NPC International, Inc., 9.50%, Due 5/1/2014	625	647
OnCure Holdings, Inc., 11.75%, Due 5/15/2017‡	850	782
PharmaNet Development Group, Inc., 10.875%, Due 4/15/2017‡	400	416
Pinnacle Entertainment, Inc., 7.50%, Due 6/15/2015	800	796
Pokagon Gaming Authority, 10.375%, Due 6/15/2014‡	800	832
QVC, Inc., 7.50%, Due 10/1/2019‡	640	688
Regal Entertainment Group, 9.125%, Due 8/15/2018	190	202
See accompanying notes

American Beacon High Yield Bond Fund
Schedule of Investments
October 31, 2010

	Shares/Par
	Amount	Value
	(par and dollars in 000’s)
Rite Aid Corp., 9.75%, Due 6/12/2016	1,355	1,469
RITE AID Corp., 8.00%, Due 8/15/2020‡	100	103
Sally Holdings LLC, 10.50%, Due 11/15/2016	350	384
Shingle Springs Tribal Gaming Authority, 9.375%, Due 6/15/2015‡	600	408
Sitel LLC, 11.50%, Due 4/1/2018‡	500	404
Speedway Motorsports, Inc., 8.75%, Due 6/1/2016	225	245
Starwood Hotels & Resorts Worldwide, Inc.,
6.75%, Due 5/15/2018	800	886
7.15%, Due 12/1/2019	250	282
Tenet Healthcare Corp., 10.00%, Due 5/1/2018	900	1,044
Ticketmaster Entertainment, Inc., 10.75%, Due 8/1/2016	700	775
Trans Union LLC, 11.375%, Due 6/15/2018‡	300	346
UHS Escrow Corp., 7.00%, Due 10/1/2018‡	1,100	1,161
United Rentals North America, Inc., 8.375%, Due 9/15/2020	570	579
United Surgical Partners International, Inc., 9.25%, Due 5/1/2017**	800	846
US Oncology, Inc., 6.428%, Due 3/15/2012§ **	1,923	1,874
WCA Waste Corp., 9.25%, Due 6/15/2014	650	673
Yonkers Racing Corp., 11.375%, Due 7/15/2016‡	700	767

		38,845

Telecommunications — 15.81%
Abengoa Finance SAU, 8.875%, Due 11/1/2017‡	1,295	1,276
AES Corp., 9.75%, Due 4/15/2016	50	58
Cablevision Systems Corp., 8.625%, Due 9/15/2017	500	564
Calpine Corp.,
7.875%, Due 7/31/2020‡	300	314
7.50%, Due 2/15/2021‡	600	614
CCH II Holdings LLC, 13.50%, Due 11/30/2016	1,057	1,265
CCO Holdings LLC / CCO Holdings Capital Corp., 7.25%, Due 10/30/2017‡	300	310
Cengage Learning Acquisitions, Inc., 10.50%, Due 1/15/2015‡	525	543
Clear Channel Worldwide, 9.25%, Due 12/15/2017	110	119
Clear Channel Worldwide Holdings, Inc., 9.25%, Due 12/15/2017	700	765
Clearwire Communications LLC, 12.00%, Due 12/1/2015‡	35	39
Clearwire Communications LLC/Clearwire Finance, Inc., 12.00%, Due 12/1/2015‡	390	433
Cricket Communications, Inc., 7.75%, Due 5/15/2016	615	663
Crown Castle International Corp., 9.00%, Due 1/15/2015	800	894
Digicel Group Ltd.,
8.875%, Due 1/15/2015‡	800	812
9.125%, Due 1/15/2015‡	650	661
DISH DBS Corp., 7.125%, Due 2/1/2016	1,300	1,378

	Shares/Par
	Amount	Value
	(par and dollars in 000’s)
Dynegy Holdings, Inc.,
7.50%, Due 6/1/2015‡	850	659
8.375%, Due 5/1/2016	600	461
Forest City Enterprises, Inc., 7.625%, Due 6/1/2015	800	750
GCI, Inc., 8.625%, Due 11/15/2019	370	407
GeoEye, Inc., 8.625%, Due 10/1/2016	1,000	1,048
HSN, Inc., 11.25%, Due 8/1/2016	650	751
Intelsat Jackson Holdings Ltd., 7.25%, Due 10/15/2020‡	100	102
Intelsat Jackson Holdings SA, 11.25%, Due 6/15/2016	1,500	1,632
Intelsat Luxembourg SA, 11.50%, Due 2/4/2017	1,000	1,081
Intergen NV, 9.00%, Due 6/30/2017‡	900	972
Level 3 Financing, Inc., 10.00%, Due 2/1/2018	500	479
Media General, Inc., 11.75%, Due 2/15/2017	800	856
Mediacom LLC / Mediacom Capital Corp., 9.125%, Due 8/15/2019	400	423
MetroPCS Wireless, Inc.,
9.25%, Due 11/1/2014	221	231
7.875%, Due 9/1/2018	645	692
NII Capital Corp., 10.00%, Due 8/15/2016	380	431
Novasep Holding SAS, 9.75%, Due 12/15/2016‡	605	505
NRG Energy, Inc., 7.375%, Due 2/1/2016	1,400	1,457
Radio One, Inc., 6.375%, Due 2/15/2013	900	758
Rainbow National Services LLC, 8.75%, Due 9/1/2012‡	250	252
RRI Energy, Inc., 7.625%, Due 6/15/2014	475	479
Telesat Canada, 12.50%, Due 11/1/2017	797	940
TW Telecom Holdings, Inc., 8.00%, Due 3/1/2018	450	486
Univision Communications, Inc.,
12.00%, Due 7/1/2014‡	555	614
9.75%, Due 3/15/2015‡	636	675
7.875%, Due 11/1/2020‡	680	714
WMG Holdings Corp., 9.50%, Due 12/15/2014§	830	789

		29,352

Transportation — 0.69%
American Petroleum Tankers LLC, 10.25%, Due 5/1/2015‡	850	884
General Maritime Corp., 12.00%, Due 11/15/2017	200	206
Greenbrier Cos., Inc., 8.375%, Due 5/15/2015	200	199

		1,289

Utility — 4.50%
Cincinnati Bell, Inc., 8.75%, Due 3/15/2018	430	416
CMS Energy Corp., 8.75%, Due 6/15/2019	500	600
Elwood Energy LLC, 8.159%, Due 7/5/2026	676	636
See accompanying notes

American Beacon High Yield Bond Fund
Schedule of Investments
October 31, 2010

	Shares/Par
	Amount	Value
	(par and dollars in 000’s)
Energy Future Intermediate Holding Co. LLC, 10.00%, Due 12/1/2020	568	595
Frontier Communications Corp.,
8.25%, Due 4/15/2017	200	228
8.50%, Due 4/15/2020	200	231
8.75%, Due 4/15/2022	400	465
Integra Telecom Holdings, Inc., 10.75%, Due 4/15/2016‡	500	529
Sprint Capital Corp., 8.75%, Due 3/15/2032	935	1,025
Sprint Nextel Corp., 8.375%, Due 8/15/2017	900	992
Texas Competitive Electric Holdings Co. LLC, 10.25%, Due 11/1/2015	1,500	930
Wind Acquisition Finance S.A.,
12.00%, Due 12/1/2015‡ ††	700	742
11.75%, Due 7/15/2017‡	625	713
12.25%, Due 7/15/2017‡	214	249

		8,351

Total Corporate Obligations (Cost $165,005)		176,003

CONVERTIBLE OBLIGATION — 0.57%
Finance — 0.18%
E*Trade Financial Corp., %, Due 8/31/2019	240	332

Hotels, Restaurants & Leisure — 0.39%
Horizon Lines, Inc., 4.25%, Due 8/15/2012	800	732

Total Convertible Obligations (Cost $856)		1,064

SHORT-TERM INVESTMENTS — 2.72% (Cost $5,042)
JPMorgan U.S. Government Money Market Fund	5,042,317	5,042

TOTAL INVESTMENTS — 98.43% (Cost $172,984)		182,757
OTHER ASSETS, NET OF LIABILITIES — 1.57%		2,914

TOTAL NET ASSETS — 100.00%		$185,671

Percentages are stated as a percent of net assets.

*	Non-income producing security.

†	Warrant.

‡	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $77,703 or 41.85% of net assets. The Fund has no right to demand registration of these securities.

§	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

**	Is Payment in Kind.

††	Step Up/Down.

#	Non-income producing, issuer is in default.
See accompanying notes

American Beacon Retirement Income and Appreciation Fund
Schedule of Investments
October 31, 2010

	Shares/Par
	Amount	Value
	(par and dollars in 000’s)

COMMON STOCK — 4.41%

CONSUMER DISCRETIONARY — 0.28%
Hotels, Restaurants & Leisure — 0.14%
Carnival Corp.	4,200	181

Media — 0.14%
Omnicom Group, Inc.	4,000	176

Total Consumer Discretionary		357

ENERGY — 0.76%
Ensco plc*	7,300	338
Halliburton Co.†	9,000	287
Noble Corp.	10,150	351

Total Energy		976

FINANCIALS — 0.55%
Affiliated Managers Group, Inc.†	3,700	317
JPMorgan Chase & Co.	3,300	124
T Rowe Price Group, Inc.	4,800	265

Total Financials		706

HEALTH CARE — 0.23%
St. Jude Medical, Inc. †	7,500	287

INDUSTRIALS — 0.67%
Aerospace & Defense — 0.13%
United Technologies Corp.	2,150	161

Machinery — 0.54%
Eaton Corp.	3,900	347
Parker Hannifin Corp.	4,500	344

		691

Total Industrials		852

INFORMATION TECHNOLOGY — 1.42%
Communications Equipment — 0.62%
Cisco Systems, Inc.†	20,500	468
QUALCOMM, Inc.	7,200	325

		793

IT Consulting & Services — 0.27%
Accenture plc	7,770	347

Semiconductor Equipment & Products — 0.27%
Applied Materials, Inc.†	28,000	346

Software — 0.25%
Microsoft Corp.	12,000	320

Total Information Technology		1,806

MATERIALS — 0.50%
Barrick Gold Corp.†	6,700	322
Freeport-McMoRan Copper & Gold, Inc.	3,400	322

Total Materials		644

Total Common Stock (Cost $5,504)		5,628

PREFERRED STOCK — 1.55%

CONSUMER DISCRETIONARY — 0.52%
Archer-Daniels-Midland Co.	15,350	664

	Shares/Par
	Amount	Value
	(par and dollars in 000’s)

CONSUMER STAPLES — 0.32%
Bunge Ltd.	4,500	407

ENERGY — 0.27%
Apache Corp.	6,000	349

FINANCIALS — 0.44%
AMG Capital Trust I	4,150	195
Vale Capital II	4,000	361

Total Financials		556

Total Preferred Stock (Cost $1,570)		1,976

CONVERTIBLE PREFERRED STOCK — 0.44%

FINANCIALS — 0.23%
Wells Fargo & Co.	300	300

HEALTH CARE — 0.21%
Mylan, Inc.	225	268

Total Convertible Preferred Stock (Cost $561)		568

CORPORATE OBLIGATION — 35.85%
Finance — 17.56%
Aegon Funding Corp., 5.75%, Due 12/15/2020	250	269
American Express Co., 2.75%, Due 9/15/2015	125	126
ANZ National Int’l Ltd., 2.375%, Due 12/21/2012‡	300	306
Bank of America Corp.,
7.80%, Due 9/15/2016	600	688
6.00%, Due 9/1/2017	400	430
7.625%, Due 6/1/2019	200	234
Bank One Corp., 4.90%, Due 4/30/2015	250	271
Barclays Bank plc,
3.90%, Due 4/7/2015	290	311
6.75%, Due 5/22/2019	300	356
Bear Stearns Cos., Inc., 7.25%, Due 2/1/2018	500	610
BNP Paribas, 0.690%, Due 4/8/2013§	750	747
Citigroup, Inc.,
0.715%, Due 11/5/2014§	300	283
6.125%, Due 11/21/2017	275	306
8.50%, Due 5/22/2019	750	942
CME Group, Inc., 5.40%, Due 8/1/2013	230	257
Credit Suisse N.Y.,
3.45%, Due 7/2/2012	600	625
5.30%, Due 8/13/2019	250	277
Deutsche Bank AG, 3.875%, Due 8/18/2014	275	296
FTI Consulting, Inc., 7.75%, Due 10/1/2016	150	159
General Electric Capital Corp.,
0.490%, Due 1/8/2016§	1,033	969
5.625%, Due 5/1/2018	250	279
6.00%, Due 8/7/2019	300	339
5.50%, Due 1/8/2020	350	385
Goldman Sachs Group, Inc.,
5.35%, Due 1/15/2016	475	523
6.25%, Due 9/1/2017	550	622
6.00%, Due 6/15/2020	135	150
See accompanying notes

American Beacon Retirement Income and Appreciation Fund
Schedule of Investments
October 31, 2010

	Shares/Par
	Amount	Value
	(par and dollars in 000's)
HSBC Finance Corp., 0.539%, Due 1/15/2014§	850	808
ING Bank, NV, 5.125%, Due 5/1/2015‡	300	320
Janus Capital Group, Inc., 6.95%, Due 6/15/2017	125	131
JPMorgan Chase & Co.,
3.70%, Due 1/20/2015	500	529
6.00%, Due 1/15/2018	175	200
5.50%, Due 10/15/2040	250	252
JPMorgan Chase Bank, NA, 0.623%, Due 6/13/2016‡ §	375	353
Leucadia National Corp.,
8.125%, Due 9/15/2015	100	109
7.125%, Due 3/15/2017	192	198
Lincoln National Corp., 4.75%, Due 2/15/2014	105	112
Lloyds TSB Bank plc, 4.375%, Due 1/12/2015‡	300	315
MassMutual Global Funding II, 0.453%, Due 12/6/2013‡ §	400	395
Mellon Funding Corp., 0.526%, Due 5/15/2014§	250	248
Merrill Lynch & Co., Inc., 6.11%, Due 1/29/2037	275	262
MetLife, Inc., 6.375%, Due 6/15/2034	250	277
Metropolitan Life Global Funding I, 0.542%, Due 3/15/2012‡ §	300	300
Monumental Global Funding III, 0.489%, Due 1/15/2014‡ §	300	288
Morgan Stanley,
2.876%, Due 5/14/2013§	550	563
0.769%, Due 10/15/2015§	300	276
7.30%, Due 5/13/2019	280	323
5.625%, Due 9/23/2019	250	263
Nationwide Building Society, 5.50%, Due 7/18/2012‡	450	481
Nordea Bank AB,
2.50%, Due 11/13/2012‡	250	257
4.875%, Due 1/27/2020‡	250	269
PNC Funding Corp., 4.375%, Due 8/11/2020	260	263
Pricoa Global Funding I, 5.40%, Due 10/18/2012‡	150	161
ProLogis, 5.625%, Due 11/15/2016	125	132
Prudential Financial, Inc.,
4.50%, Due 7/15/2013	250	267
7.375%, Due 6/15/2019	250	303
Rabobank Nederland NV, 4.20%, Due 5/13/2014‡	200	218
Simon Property Group LP, 10.35%, Due 4/1/2019	300	424
Societe Generale N.Y., 2.20%, Due 9/14/2013‡	250	253
Travelers Cos., Inc., 3.90%, Due 11/1/2020	130	132
UBS AG, 5.875%, Due 12/20/2017	275	315
UnitedHealth Group, Inc., 3.875%, Due 10/15/2020	250	249
Wachovia Corp.,
0.659%, Due 10/15/2016§	600	549
5.75%, Due 2/1/2018	475	539
Wells Fargo & Co., 5.625%, Due 12/11/2017	275	311

		22,405

	Shares/Par
	Amount	Value
	(par and dollars in 000's)
Industrials — 15.46%
America Movil, S.A.B. de C.V., 6.375%, Due 3/1/2035	275	311
American Honda Finance Corp.,
4.625%, Due 4/2/2013‡	325	350
3.875%, Due 9/21/2020‡	125	126
Anheuser-Busch InBev Worldwide, Inc.,
5.00%, Due 4/15/2020	290	322
8.00%, Due 11/15/2039‡	100	139
Apache Corp., 5.10%, Due 9/1/2040	130	130
AT&T, Inc.,
5.625%, Due 6/15/2016	200	234
5.50%, Due 2/1/2018	400	466
6.80%, Due 5/15/2036	125	144
6.40%, Due 5/15/2038	125	139
ATP Oil & Gas Corp., 11.875%, Due 5/1/2015‡	150	137
Bio Rad Labs, 8.00%, Due 9/15/2016	275	300
Boeing Co., 1.875%, Due 11/20/2012	250	256
Burlington Northern Santa Fe LLC,
5.75%, Due 3/15/2018	325	377
5.75%, Due 5/1/2040	140	148
Canadian National Railway Co., 5.55%, Due 5/15/2018	250	293
Canadian Natural Resources Ltd., 6.25%, Due 3/15/2038	275	315
Caterpillar Financial Services Corp.,
1.90%, Due 12/17/2012	100	102
4.25%, Due 2/8/2013	250	268
2.75%, Due 6/24/2015	280	295
Coca-Cola Enterprises, Inc., 7.375%, Due 3/3/2014	150	181
Comcast Cable Communications
Holdings, Inc., 8.375%, Due 3/15/2013	109	126
Comcast Corp., 6.55%, Due 7/1/2039	300	336
Comstock Resources, Inc., 8.375%, Due 10/15/2017	300	311
Concho Resources, Inc., 8.625%, Due 10/1/2017	275	298
ConocoPhillips,
4.60%, Due 1/15/2015	200	225
5.20%, Due 5/15/2018	325	376
CSX Corp., 5.50%, Due 4/15/2041	250	247
CVS Caremark Corp., 3.25%, Due 5/18/2015	140	147
Daimler Finance NA LLC,
5.875%, Due 3/15/2011	250	255
5.75%, Due 9/8/2011	250	260
EOG Resources Canada, Inc., 4.75%, Due 3/15/2014‡	250	271
France Telecom S.A., 2.125%, Due 9/16/2015	125	127
Frontier Oil Corp., 8.50%, Due 9/15/2016	300	316
GlaxoSmithKline Capital, Inc., 5.65%, Due 5/15/2018	125	148
Hanesbrands, Inc., 8.00%, Due 12/15/2016	300	325
Hewlett-Packard Co., 4.50%, Due 3/1/2013	325	352
Holly Corp., 9.875%, Due 6/15/2017	140	153
International Business Machines Corp., 7.625%, Due 10/15/2018	150	199
See accompanying notes

American Beacon Retirement Income and Appreciation Fund
Schedule of Investments
October 31, 2010

	Shares/Par
	Amount	Value
	(par and dollars in 000’s)
Jabil Circuit, Inc., 8.25%, Due 3/15/2018	325	381
Jarden Corp.,
7.50%, Due 5/1/2017	30	32
7.50%, Due 1/15/2020	120	127
Johnson Controls, Inc., 5.00%, Due 3/30/2020	300	329
Kellogg Co., 4.25%, Due 3/6/2013	250	268
NetFlix, Inc., 8.50%, Due 11/15/2017	275	308
Norfolk Southern Corp., 5.75%, Due 4/1/2018	325	376
Northrop Grumman Corp., 5.05%, Due 8/1/2019	150	168
Oshkosh Corp., 8.25%, Due 3/1/2017	50	55
Petroleos Mexicanos, 6.00%, Due 3/5/2020	300	339
Petroplus Finance Ltd., 9.375%, Due 9/15/2019‡	225	216
Quest Diagnostics, Inc., 4.75%, Due 1/30/2020	125	128
Royal Caribbean Cruises Ltd., 7.50%, Due 10/15/2027	500	500
Seagate HDD Cayman, 6.875%, Due 5/1/2020‡	350	357
Service Corp International, 8.00%, Due 11/15/2021	225	245
SESI LLC, 6.875%, Due 6/1/2014	435	439
Shell International Finance BV, 3.10%, Due 6/28/2015	280	297
Spirit Aerosystems, Inc., 7.50%, Due 10/1/2017	450	473
Swift Energy Co., 7.125%, Due 6/1/2017	375	379
Syniverse Technologies, Inc., 7.75%, Due 8/15/2013	325	332
Telefonica Emisiones SAU, 6.421%, Due 6/20/2016	300	357
Terex Corp., 8.00%, Due 11/15/2017	125	125
Thomson Reuters Corp., 4.70%, Due 10/15/2019	125	136
Time Warner Cable, Inc., 5.85%, Due 5/1/2017	300	342
Time Warner, Inc., 4.875%, Due 3/15/2020	150	165
Triumph Group, Inc., 8.00%, Due 11/15/2017	300	310
Tyco International Finance SA, 4.125%, Due 10/15/2014	125	136
Union Pacific Corp., 7.875%, Due 1/15/2019	300	393
United Technologies Corp., 6.125%, Due 7/15/2038	165	194
Verizon Communications, Inc.,
5.50%, Due 4/1/2017	250	288
6.90%, Due 4/15/2038	325	388
Verizon Wireless Capital, LLC, 3.75%, Due 5/20/2011	270	275
Vodafone Group plc, 6.15%, Due 2/27/2037	275	313
Wal-Mart Stores, Inc., 7.55%, Due 2/15/2030	250	328
WESCO Distribution, Inc., 7.50%, Due 10/15/2017	450	459

	Shares/Par
	Amount	Value
	(par and dollars in 000’s)
Xerox Corp.,
5.65%, Due 5/15/2013	75	82
8.25%, Due 5/15/2014	150	180

		19,725

Manufacturing — 0.36%
Advanced Micro Devices, Inc.,
8.125%, Due 12/15/2017	130	140
7.75%, Due 8/1/2020‡	175	186
Oshkosh Corp., 8.50%, Due 3/1/2020	125	138

		464

Media — 0.08%
Interpublic Group of Cos., Inc., 4.75%, Due 3/15/2023	90	104

Other Government — 0.26%
Province of Ontario Canada, 4.10%, Due 6/16/2014	300	331

Utilities — 2.13%
Commonwealth Edison Co., 4.00%, Due 8/1/2020	135	141
Consolidated Edison Co. of New York, Inc., 5.50%, Due 12/1/2039	300	316
Duke Energy Carolinas LLC, 5.10%, Due 4/15/2018	250	285
EDF SA, 4.60%, Due 1/27/2020‡	300	331
FirstEnergy Solutions Corp., 4.80%, Due 2/15/2015	150	162
MidAmerican Energy Holdings Co., 6.125%, Due 4/1/2036	275	307
Pacific Gas & Electric Co.,
6.25%, Due 12/1/2013	175	200
3.50%, Due 10/1/2020	250	251
Progress Energy, Inc., 4.875%, Due 12/1/2019	250	275
TransCanada PipeLines Ltd., 6.10%, Due 6/1/2040	140	156
Virginia Electric and Power Co., 5.40%, Due 4/30/2018	250	290

		2,714

Total Corporate Obligations (Cost $42,411)		45,743

CONVERTIBLE OBLIGATION — 12.75%
Basic Materials — 1.30%
Allegheny Technologies, Inc., 4.25%, Due 6/1/2014	260	383
Goldcorp, Inc., 2.00%, Due 8/1/2014	225	278
Newmont Mining Corp.,
3.00%, Due 2/15/2012	50	69
1.25%, Due 7/15/2014	425	605
1.625%, Due 7/15/2017	220	317

		1,652

Communications — 1.20%
Anixter International, Inc., 1.00%, Due 2/15/2013	610	654
priceline.com, Inc., 1.25%, Due 3/15/2015‡	300	431
Symantec Corp., 1.00%, Due 6/15/2013	400	449

		1,534

Consumer Discretionary — 0.51%
Best Buy Co., Inc., 2.25%, Due 1/15/2022	200	222
See accompanying notes

American Beacon Retirement Income and Appreciation Fund
Schedule of Investments
October 31, 2010

	Shares/Par
	Amount	Value
	(par and dollars in 000’s)
International Game Technology, 3.25%, Due 5/1/2014	110	122
RadioShack Corp., 2.50%, Due 8/1/2013‡	275	302

		646

Convertible Obligations — 1.70%
Alpha Natural Resources, Inc., 2.375%, Due 4/15/2015	300	351
American Medical Systems Holdings, Inc., 4.00%, Due 9/15/2041	250	323
Gilead Sciences, Inc., 1.625%, Due 5/1/2016‡	157	174
Microsoft Corp., %, Due 6/15/2013‡	300	314
Omnicom Group, Inc., 0.000%, Due 7/1/2038	150	153
Salix Pharmaceuticals Ltd., 2.75%, Due 5/15/2015	71	79
SanDisk Corp., 1.50%, Due 8/15/2017	464	452
SYNNEX Corp., 4.00%, Due 5/15/2018‡	275	328

		2,174

Energy — 0.38%
Chesapeake Energy Corp., 2.50%, Due 5/15/2037	570	491

		491

Finance — 0.41%
Janus Capital Group, Inc., 3.25%, Due 7/15/2014	190	210
Leucadia National Corp., 3.75%, Due 4/15/2014	250	315

		525

Health Care — 1.08%
Biovail Corp., 5.375%, Due 8/1/2014‡	250	490
LifePoint Hospitals, Inc., 3.50%, Due 5/15/2014	325	323
Medtronic, Inc., 1.625%, Due 4/15/2013	560	564

		1,377

Industrials — 1.34%
Danaher Corp., 0.01%, Due 1/22/2021	370	465
Fisher Scientific International, Inc., 3.25%, Due 3/1/2024	230	305
Itron, Inc., 2.50%, Due 8/1/2026	275	304
ON Semiconductor Corp., 2.625%, Due 12/15/2026	300	314
Stanley Black & Decker, Inc., 0.01%, Due 5/17/2012§	275	316

		1,704

Pharmaceuticals — 1.12%
Endo Pharmaceuticals Holdings, Inc., 1.75%, Due 4/15/2015	250	343
Life Technologies Corp., 1.50%, Due 2/15/2024	246	286
Mylan, Inc., 1.25%, Due 3/15/2012	430	456
Teva Pharmaceutical Finance Co. LLC, 0.25%, Due 2/1/2026	295	347

		1,432

Technology — 3.71%
CACI International, Inc., 2.125%, Due 5/1/2014	230	259
EMC Corp., 1.75%, Due 12/1/2013	900	1,285
Intel Corp., 3.25%, Due 8/1/2039‡	500	593
Linear Technology Corp., 3.00%, Due 5/1/2027	295	305

	Shares/Par
	Amount	Value
	(par and dollars in 000's)
Navistar International Corp., 3.00%, Due 10/15/2014	300	360
NetApp, Inc., 1.75%, Due 6/1/2013	545	949
Rovi Corp., 2.625%, Due 2/15/2040‡	300	376
Xilinx, Inc., 2.625%, Due 6/15/2017‡	525	602

		4,729

Total Convertible Obligations (Cost $13,908)		16,264

ASSET-BACKED SECURITIES — 4.67%
American Express Credit Account
Master Trust, 5.35%, Due 1/15/2014	1,050	1,083
Bank of America Auto Trust, 0.75%, Due 6/15/2012‡	518	518
BMW Floorplan Master Owner Trust, 1.406%, Due 9/15/2014‡ §	250	253
Capital One Multi-Asset Execution Trust, 5.15%, Due 6/15/2014	800	829
Citibank Credit Card Issuance Trust, 1.806%, Due 5/15/2014§	600	612
Discover Card Master Trust, 1.556%, Due 2/17/2015§	200	203
Ford Credit Auto Lease Trust, 1.04%, Due 3/15/2013‡	674	675
Ford Credit Floorplan Master Owner Trust, 1.806%, Due 9/15/2014§	250	254
Harley-Davidson Motorcycle Trust, 1.87%, Due 2/15/2014	300	303
Nissan Master Owner Trust Receivables, 1.406%, Due 1/15/2015‡ §	600	607
Volkswagen Auto Loan Enhanced Trust,
0.66%, Due 5/21/2012	294	294
6.24%, Due 7/20/2015	300	329

Total Asset-Backed Securities (Cost $5,850)		5,960

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 3.00%
Banc of America Commercial Mortgage, Inc.,
5.317%, Due 9/10/2047	270	279
5.634%, Due 4/10/2049	650	674
GS Mortgage Securities Corp II, 4.607%, Due 7/10/2039	270	275
JPMorgan Chase Commercial Mortgage
Securities Corp.,
4.678%, Due 7/15/2042	260	270
3.853%, Due 6/15/2043‡	547	573
5.742%, Due 2/12/2049	400	426
5.629%, Due 2/12/2051	550	577
LB-UBS Commercial Mortgage Trust, 5.424%, Due 2/15/2040	450	482
Wachovia Bank Commercial Mortgage Trust, 5.739%, Due 6/15/2049	260	271

Total Non-Agency Mortgage-Backed Obligations (Cost $3,692)		3,827

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS — 13.09%
Federal Home Loan Mortgage Corporation
5.00%, Due 2/1/2021	602	645
See accompanying notes

American Beacon Retirement Income and Appreciation Fund
Schedule of Investments
October 31, 2010

	Shares/Par
	Amount	Value
	(par and dollars in 000’s)
4.50%, Due 4/1/2021	617	657
5.00%, Due 9/1/2035	1,584	1,689
5.50%, Due 4/1/2037	467	502
5.00%, Due 3/1/2038	991	1,052
5.50%, Due 5/1/2038	570	612

		5,157

Federal National Mortgage Association
6.50%, Due 7/1/2032	261	295
5.50%, Due 6/1/2033	575	623
4.50%, Due 9/1/2034	321	339
5.50%, Due 12/1/2035	639	690
5.00%, Due 2/1/2036	517	552
5.50%, Due 4/1/2036	887	959
5.50%, Due 2/1/2037	652	702
6.00%, Due 9/1/2037	412	449
6.00%, Due 1/1/2038	581	631
4.50%, Due 1/1/2040	1,660	1,744
4.00%, Due 9/1/2040	1,190	1,228

		8,212

Government National Mortgage Association
4.201%, Due 8/16/2026	371	381
2.989%, Due 3/16/2039	796	835
6.00%, Due 2/15/2033	577	640
5.50%, Due 4/15/2033	788	858
5.00%, Due 5/15/2033	575	622

		3,336

Total U.S. Agency Mortgage-Backed Obligations (Cost $15,558)		16,705

U.S. AGENCY OBLIGATIONS — 0.34%
Federal Farm Credit Bank, 3.00%, Due 9/22/2014	400	431

U.S. TREASURY OBLIGATIONS — 19.80%
U.S. Treasury Bonds
7.875%, Due 2/15/2021	300	441
6.25%, Due 8/15/2023	1,500	2,004
6.875%, Due 8/15/2025	250	356
5.25%, Due 11/15/2028	1,050	1,287
4.75%, Due 2/15/2037	420	478
4.50%, Due 8/15/2039	1,210	1,316

		5,882

U.S. Treasury Notes
2.625%, Due 7/31/2014	6,000	6,413
2.50%, Due 4/30/2015	1,000	1,065
4.25%, Due 8/15/2015	1,200	1,377
3.00%, Due 9/30/2016	1,000	1,083
3.125%, Due 10/31/2016	3,800	4,140
3.75%, Due 11/15/2018	2,550	2,844
3.625%, Due 2/15/2020	2,250	2,457

		19,379

Total U.S. Treasury Obligations (Cost $24,047)		25,261

MUNICIPAL OBLIGATIONS — 0.16% (Cost $200)
State of Illinois, 1.823%, Due 1/1/2011	200	200

Total Municipal Obligations		200

SHORT-TERM INVESTMENTS — 3.16% (Cost $4,036)
JPMorgan U.S. Government Money Market Fund	4,036,211	4,036

	Shares/Par
	Amount	Value
	(par and dollars in 000’s)

TOTAL INVESTMENTS — 99.22% (Cost $117,737)		126,599
OTHER ASSETS, NET OF LIABILITIES — 0.78%		991

TOTAL NET ASSETS — 100.00%		$127,590

Percentages are stated as a percent of net assets.

*	ADR — American Depository Receipt

†	Non-income producing security.

‡	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $12,267 or 9.61% of net assets. The Fund has no right to demand registration of these securities.

§	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
See accompanying notes

American Beacon Intermediate Bond Fund
Schedule of Investments
October 31, 2010

	Par Amount	Value
	($000)	($000)
CORPORATE OBLIGATIONS — 38.05%
Energy — 0.04%
Petrobras International Finance Co., 6.875%, Due 1/20/2040	110	127

Finance — 17.48%
Aegon Funding Corp., 5.75%, Due 12/15/2020	400	430
American Express Co.,
2.75%, Due 9/15/2015	225	227
8.15%, Due 3/19/2038	325	444
American Express Credit Corp., 5.875%, Due 5/2/2013	700	770
ANZ National Int’l Ltd., 2.375%, Due 12/21/2012*	350	357
Bank of America Corp.,
7.80%, Due 9/15/2016	700	803
6.00%, Due 9/1/2017	500	538
7.625%, Due 6/1/2019	1,100	1,288
Bank of New York Mellon Corp., 4.95%, Due 11/1/2012	290	314
Bank One Corp., 4.90%, Due 4/30/2015	500	542
Barclays Bank plc,
3.90%, Due 4/7/2015	380	407
6.75%, Due 5/22/2019	350	416
Bear Stearns Cos., Inc.,
6.40%, Due 10/2/2017	605	706
7.25%, Due 2/1/2018	1,170	1,428
Berkshire Hathaway Finance Corp., 5.75%, Due 1/15/2040	325	340
Berkshire Hathaway, Inc., 1.40%, Due 2/10/2012	1,900	1,922
BNP Paribas, 0.690%, Due 4/8/2013†	950	947
Canadian Imperial Bank of Commerce, 1.45%, Due 9/13/2013	645	652
Citigroup, Inc.,
0.715%, Due 11/5/2014†	380	359
6.01%, Due 1/15/2015	520	576
6.125%, Due 11/21/2017	755	840
8.50%, Due 5/22/2019	1,450	1,821
CME Group, Inc.,
5.40%, Due 8/1/2013	260	291
5.75%, Due 2/15/2014	510	580
CNA Financial Corp., 7.35%, Due 11/15/2019	210	237
Countrywide Financial Corp., 5.80%, Due 6/7/2012	455	480
Credit Suisse N.Y.,
3.45%, Due 7/2/2012	700	729
5.30%, Due 8/13/2019	425	472
Deutsche Bank AG, 3.875%, Due 8/18/2014	400	430
General Electric Capital Corp.,
5.90%, Due 5/13/2014	440	500
0.490%, Due 1/8/2016†	1,300	1,220
5.625%, Due 5/1/2018	695	777
6.00%, Due 8/7/2019	350	395
5.50%, Due 1/8/2020	800	881
5.875%, Due 1/14/2038	645	656
Goldman Sachs Group, Inc.,
5.35%, Due 1/15/2016	800	881
6.25%, Due 9/1/2017	800	904
5.95%, Due 1/18/2018	460	511
6.00%, Due 6/15/2020	490	545
6.75%, Due 10/1/2037	345	362
HSBC Finance Corp., 0.539%, Due 1/15/2014†	1,100	1,046
ING Bank, NV, 5.125%, Due 5/1/2015*	250	267
JPMorgan Chase & Co.,
3.70%, Due 1/20/2015	1,630	1,724
6.00%, Due 1/15/2018	450	514
5.50%, Due 10/15/2040	425	428
JPMorgan Chase Bank, NA, 0.623%, Due 6/13/2016 †	480	452
Lincoln National Corp., 4.75%, Due 2/15/2014	50	53
Lloyds TSB Bank plc, 4.375%, Due 1/12/2015*	375	393
See accompanying notes

American Beacon Intermediate Bond Fund
Schedule of Investments
October 31, 2010

	Par Amount	Value
	($000)	($000)
MassMutual Global Funding II, 0.453%, Due 12/6/2013* †	500	494
Mellon Funding Corp., 0.526%, Due 5/15/2014†	500	495
Merrill Lynch & Co., Inc.,
6.40%, Due 8/28/2017	905	986
6.50%, Due 7/15/2018	520	566
6.11%, Due 1/29/2037	360	343
MetLife, Inc.,
5.375%, Due 12/15/2012	735	796
6.375%, Due 6/15/2034	500	553
Metropolitan Life Global Funding I, 0.542%, Due 3/15/2012* †	380	380
Monumental Global Funding III, 0.489%, Due 1/15/2014* †	375	359
Morgan Stanley,
2.876%, Due 5/14/2013†	750	768
0.769%, Due 10/15/2015†	380	349
7.30%, Due 5/13/2019	370	427
5.625%, Due 9/23/2019	600	630
Nasdaq OMX Group,
4.00%, Due 1/15/2015	165	172
5.55%, Due 1/15/2020	165	174
Nationwide Building Society, 5.50%, Due 7/18/2012*	550	588
Nordea Bank AB,
2.50%, Due 11/13/2012*	400	411
4.875%, Due 1/27/2020*	450	484
PNC Funding Corp.,
4.25%, Due 9/21/2015	1,010	1,092
4.375%, Due 8/11/2020	410	415
Pricoa Global Funding I, 5.40%, Due 10/18/2012*	175	188
ProLogis, 5.625%, Due 11/15/2016	200	211
Prudential Financial, Inc.,
4.50%, Due 7/15/2013	200	214
5.10%, Due 9/20/2014	375	411
7.375%, Due 6/15/2019	450	545
Rabobank Nederland NV,
4.20%, Due 5/13/2014*	600	653
2.125%, Due 10/13/2015	510	514
Simon Property Group LP, 10.35%, Due 4/1/2019	375	530
Societe Generale N.Y., 2.20%, Due 9/14/2013*	450	456
State Street Corp., 4.30%, Due 5/30/2014	260	287
Travelers Cos., Inc., 3.90%, Due 11/1/2020	210	213
Travelers Property Casualty Corp., 5.00%, Due 3/15/2013	510	557
U.S. Bancorp, 1.375%, Due 9/13/2013	850	858
UBS AG, 5.875%, Due 12/20/2017	400	458
UnitedHealth Group, Inc., 3.875%, Due 10/15/2020	425	424
Wachovia Corp.,
0.659%, Due 10/15/2016†	750	686
5.75%, Due 2/1/2018	750	851
Wells Fargo & Co., 5.625%, Due 12/11/2017	475	537
Westpac Banking Corp., 2.25%, Due 11/19/2012	375	384
Willis North America, Inc., 6.20%, Due 3/28/2017	280	300

		51,614

Industrials — 15.57%
Alltel Corp., 7.00%, Due 7/1/2012	215	235
Altria Group, Inc., 9.70%, Due 11/10/2018	275	379
America Movil, S.A.B. de C.V., 6.375%, Due 3/1/2035	375	424
American Honda Finance Corp.,
4.625%, Due 4/2/2013*	250	270
3.875%, Due 9/21/2020*	225	227
Anheuser-Busch InBev Worldwide, Inc.,
3.00%, Due 10/15/2012	390	405
5.00%, Due 4/15/2020	380	421
8.00%, Due 11/15/2039*	175	244
Apache Corp., 5.10%, Due 9/1/2040	200	200
AT&T, Inc.,
5.10%, Due 9/15/2014	755	848
See accompanying notes

American Beacon Intermediate Bond Fund
Schedule of Investments
October 31, 2010

	Par Amount	Value
	($000)	($000)
5.625%, Due 6/15/2016	400	468
5.50%, Due 2/1/2018	600	699
6.80%, Due 5/15/2036	225	260
6.40%, Due 5/15/2038	200	222
5.35%, Due 9/1/2040*	283	278
Baxter International, Inc., 1.80%, Due 3/15/2013	270	276
Best Buy Co., Inc., 6.75%, Due 7/15/2013	345	386
Boeing Co., 1.875%, Due 11/20/2012	400	409
Burlington Northern Santa Fe LLC,
5.75%, Due 3/15/2018	600	696
7.95%, Due 8/15/2030	180	235
5.75%, Due 5/1/2040	190	202
CA, Inc., 5.375%, Due 12/1/2019	370	401
Cameron International Corp., 6.375%, Due 7/15/2018	225	260
Canadian National Railway Co., 5.55%, Due 5/15/2018	400	468
Canadian Natural Resources Ltd., 6.25%, Due 3/15/2038	360	413
Caterpillar Financial Services Corp.,
1.90%, Due 12/17/2012	100	102
4.25%, Due 2/8/2013	250	268
6.125%, Due 2/17/2014	750	865
2.75%, Due 6/24/2015	380	400
Coca-Cola Enterprises, Inc., 7.375%, Due 3/3/2014	175	211
Comcast Cable Communications Holdings, Inc., 8.375%, Due 3/15/2013	128	148
Comcast Corp.,
6.30%, Due 11/15/2017	465	551
5.875%, Due 2/15/2018	235	272
6.55%, Due 7/1/2039	500	560
ConocoPhillips,
4.60%, Due 1/15/2015	1,060	1,191
5.20%, Due 5/15/2018	600	693
5.75%, Due 2/1/2019	380	455
Costco Wholesale Corp., 5.30%, Due 3/15/2012	645	686
Covidien International Finance SA, 5.45%, Due 10/15/2012	500	544
CRH America, Inc., 6.00%, Due 9/30/2016	370	416
CSX Corp., 5.50%, Due 4/15/2041	425	420
CVS Caremark Corp., 3.25%, Due 5/18/2015	190	200
Daimler Finance NA LLC,
5.875%, Due 3/15/2011	300	306
5.75%, Due 9/8/2011	200	208
Dell, Inc., 3.375%, Due 6/15/2012	235	244
DIRECTV Holdings LLC,
3.55%, Due 3/15/2015	625	656
6.35%, Due 3/15/2040	145	155
E. I. du Pont de Nemours & Co., 5.875%, Due 1/15/2014	67	77
Eaton Corp., 5.60%, Due 5/15/2018	280	324
eBay, Inc., 0.875%, Due 10/15/2013	335	336
EI Du Pont de Nemours & Co., 3.25%, Due 1/15/2015	660	708
EOG Resources Canada, Inc., 4.75%, Due 3/15/2014*	400	434
Equity Residential, 5.125%, Due 3/15/2016	425	467
Express Scripts, Inc., 6.25%, Due 6/15/2014	685	790
France Telecom S.A.,
4.375%, Due 7/8/2014	235	260
2.125%, Due 9/16/2015	225	228
GlaxoSmithKline Capital, Inc., 5.65%, Due 5/15/2018	125	148
Hewlett-Packard Co.,
4.50%, Due 3/1/2013	250	271
6.125%, Due 3/1/2014	310	359
Honeywell International, Inc., 4.25%, Due 3/1/2013	520	563
Hospira, Inc., 6.05%, Due 3/30/2017	205	237
International Business Machines Corp.,
4.75%, Due 11/29/2012	325	353
7.625%, Due 10/15/2018	695	922
ITT Corp., 4.90%, Due 5/1/2014	640	708
John Deere Capital Corp., 4.90%, Due 9/9/2013	650	720
Johnson Controls, Inc., 5.00%, Due 3/30/2020	480	526

See accompanying notes

American Beacon Intermediate Bond Fund
Schedule of Investments
October 31, 2010

	Par Amount	Value
	($000)	($000)
Kellogg Co., 4.25%, Due 3/6/2013	250	268
Koninklijke Philips Electronics NV, 5.75%, Due 3/11/2018	165	193
Kraft Foods, Inc., 6.50%, Due 2/9/2040	220	252
L-3 Communications Corp., 4.75%, Due 7/15/2020	395	412
Lorillard Tobacco Co., 8.125%, Due 6/23/2019	255	295
Marathon Oil Corp., 6.00%, Due 10/1/2017	275	323
Medtronic, Inc., 3.00%, Due 3/15/2015	965	1,026
Norfolk Southern Corp., 5.75%, Due 4/1/2018	300	347
Northrop Grumman Corp., 5.05%, Due 8/1/2019	200	225
Novartis Capital Corp.,
4.125%, Due 2/10/2014	395	432
2.90%, Due 4/24/2015	630	667
Petroleos Mexicanos, 6.00%, Due 3/5/2020	375	423
Quest Diagnostics, Inc., 4.75%, Due 1/30/2020	225	231
Rogers Communications, Inc., 6.80%, Due 8/15/2018	250	312
Shell International Finance BV, 3.10%, Due 6/28/2015	380	403
Simon Property Group LP, 5.75%, Due 12/1/2015	370	423
Teck Resources Ltd., 6.00%, Due 8/15/2040	205	214
Telecom Italia Capital SA, 4.95%, Due 9/30/2014	395	427
Telefonica Emisiones SAU,
4.949%, Due 1/15/2015	425	469
6.421%, Due 6/20/2016	450	536
Thermo Fisher Scientific, Inc., 3.20%, Due 5/1/2015	230	243
Thomson Reuters Corp., 4.70%, Due 10/15/2019	225	244
Time Warner Cable, Inc.,
5.85%, Due 5/1/2017	450	513
6.75%, Due 7/1/2018	825	990
Time Warner, Inc., 4.875%, Due 3/15/2020	290	318
Tyco Electronics Group SA, 6.55%, Due 10/1/2017	225	263
Tyco International Finance SA,
4.125%, Due 10/15/2014	200	218
8.50%, Due 1/15/2019	320	423
Union Pacific Corp., 7.875%, Due 1/15/2019	550	721
United Technologies Corp., 6.125%, Due 7/15/2038	125	147
Valero Energy Corp.,
9.375%, Due 3/15/2019	170	218
6.625%, Due 6/15/2037	205	207
Verizon Communications, Inc.,
5.50%, Due 4/1/2017	500	576
6.90%, Due 4/15/2038	500	597
Verizon Wireless Capital, LLC,
3.75%, Due 5/20/2011	370	376
8.50%, Due 11/15/2018	435	596
Vodafone Group plc, 6.15%, Due 2/27/2037	360	410
Wal-Mart Stores, Inc.,
7.55%, Due 2/15/2030	400	525
5.00%, Due 10/25/2040	235	233
Waste Management, Inc., 7.375%, Due 3/11/2019	270	340
Wyeth Corp., 5.50%, Due 2/1/2014	1,605	1,825
Xerox Corp.,
5.50%, Due 5/15/2012	510	542
5.65%, Due 5/15/2013	50	55
8.25%, Due 5/15/2014	190	228

		45,994

Other Government — 0.13%
Province of Ontario Canada, 4.10%, Due 6/16/2014	350	386

Utilities — 4.83%
Columbus Southern Power Co., 5.50%, Due 3/1/2013	495	544
Commonwealth Edison Co., 4.00%, Due 8/1/2020	190	198
Consolidated Edison Co. of New York, Inc., 5.50%, Due 12/1/2039	350	369
Dominion Resources, Inc.,
5.60%, Due 11/15/2016	475	558
8.875%, Due 1/15/2019	80	108
Duke Energy Carolinas LLC, 5.10%, Due 4/15/2018	400	455
See accompanying notes

American Beacon Intermediate Bond Fund
Schedule of Investments
October 31, 2010

	Par Amount	Value
	($000)	($000)
Duke Energy Indiana, Inc., 6.05%, Due 6/15/2016	355	422
EDF SA, 4.60%, Due 1/27/2020*	580	640
Energy Transfer Partners LP,
8.50%, Due 4/15/2014	520	619
9.00%, Due 4/15/2019	300	383
Enterprise Products Operating LLC,
5.65%, Due 4/1/2013	490	535
6.125%, Due 10/15/2039	255	270
Exelon Generation Co. LLC, 6.25%, Due 10/1/2039	365	380
FirstEnergy Solutions Corp., 4.80%, Due 2/15/2015	175	189
MidAmerican Energy Holdings Co.,
5.875%, Due 10/1/2012	505	550
6.125%, Due 4/1/2036	375	418
National Rural Utilities Cooperative Finance Corp., 1.125%, Due 11/1/2013	485	486
Pacific Gas & Electric Co.,
6.25%, Due 12/1/2013	150	171
3.50%, Due 10/1/2020	450	452
Progress Energy, Inc., 4.875%, Due 12/1/2019	600	661
Public Service Enterprise Group, Inc., 6.95%, Due 6/1/2012	690	754
Sempra Energy, 6.50%, Due 6/1/2016	285	344
Southern Power Co., 6.25%, Due 7/15/2012	550	598
Spectra Energy Capital Corp., 5.65%, Due 3/1/2020	265	294
Spectra Energy Capital LLC, 5.668%, Due 8/15/2014	255	286
TransCanada PipeLines Ltd.,
7.625%, Due 1/15/2039	520	680
6.10%, Due 6/1/2040	290	324
Union Electric Co., 6.70%, Due 2/1/2019	510	615
Virginia Electric and Power Co., 5.40%, Due 4/30/2018	400	464
Westar Energy, Inc., 6.00%, Due 7/1/2014	200	230
Wisconsin Electric Power Co., 6.25%, Due 12/1/2015	500	609
Xcel Energy, Inc., 5.613%, Due 4/1/2017	581	647

		14,253

Total Corporate Obligations (Cost $103,864)		112,374

ASSET-BACKED SECURITIES — 3.19%
American Express Credit Account Master Trust, 5.35%, Due 1/15/2014	1,550	1,599
Bank of America Auto Trust, 0.75%, Due 6/15/2012*	648	648
BMW Floorplan Master Owner Trust, 1.406%, Due 9/15/2014* †	400	405
Capital One Multi-Asset Execution Trust, 5.15%, Due 6/15/2014	1,150	1,191
Citibank Credit Card Issuance Trust, 1.806%, Due 5/15/2014†	750	765
Discover Card Master Trust, 1.556%, Due 2/17/2015†	600	610
Ford Credit Auto Lease Trust, 1.04%, Due 3/15/2013*	861	862
Ford Credit Floorplan Master Owner Trust, 1.806%, Due 9/15/2014†	400	406
Harley-Davidson Motorcycle Trust, 1.87%, Due 2/15/2014	350	353
Honda Auto Receivables Owner Trust, 3.30%, Due 9/15/2015	385	403
Hyundai Auto Receivables Trust, 3.15%, Due 3/15/2016	220	232
John Deere Owner Trust,
2.59%, Due 10/15/2013	260	263
3.96%, Due 5/16/2016	215	226
Nissan Master Owner Trust Receivables, 1.406%, Due 1/15/2015* †	750	759
Volkswagen Auto Loan Enhanced Trust,
0.66%, Due 5/21/2012	368	368
6.24%, Due 7/20/2015	300	329

Total Asset-Backed Securities (Cost $9,246)		9,419

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 3.83%
Banc of America Commercial Mortgage, Inc.,
5.317%, Due 9/10/2047	380	392
5.634%, Due 4/10/2049	850	883
Bear Stearns Commercial Mortgage Securities, Inc.,
5.201%, Due 12/11/2038	790	857
See accompanying notes

American Beacon Intermediate Bond Fund
Schedule of Investments
October 31, 2010

	Par Amount	Value
	($000)	($000)
5.54%, Due 9/11/2041	1,285	1,403
4.831%, Due 7/11/2042	835	867
Citigroup Commercial Mortgage Trust, 4.38%, Due 10/15/2041	770	778
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.886%, Due 11/15/2044	840	908
GS Mortgage Securities Corp II, 4.607%, Due 7/10/2039	380	387
GS Mortgage Securities Trust, 3.679%, Due 8/10/2043*	595	627
JPMorgan Chase Commercial Mortgage Securities Corp.,
4.678%, Due 7/15/2042	366	380
3.853%, Due 6/15/2043*	745	782
4.625%, Due 3/15/2046	326	335
5.742%, Due 2/12/2049	550	585
5.629%, Due 2/12/2051	750	787
LB-UBS Commercial Mortgage Trust, 5.424%, Due 2/15/2040	550	589
Prime Mortgage Trust, 5.25%, Due 7/25/2020	313	319
Wachovia Bank Commercial Mortgage Trust, 5.739%, Due 6/15/2049	410	427

Total Non-Agency Mortgage-Backed Obligations (Cost $10,477)		11,306

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS — 25.36%
Federal Home Loan Mortgage Corporation — 7.24%
4.50%, Due 3/1/2019	319	338
5.00%, Due 10/1/2020	755	809
5.00%, Due 4/1/2023	189	201
5.00%, Due 8/1/2033	476	509
5.50%, Due 2/1/2034	580	628
6.00%, Due 8/1/2034	270	297
5.00%, Due 8/1/2035	315	337
5.00%, Due 9/1/2035	792	845
6.00%, Due 8/1/2036	291	318
5.50%, Due 4/1/2037	467	502
5.50%, Due 12/1/2037	1,905	2,056
5.00%, Due 3/1/2038	729	773
5.00%, Due 3/1/2038	1,306	1,386
6.00%, Due 3/1/2038	1,516	1,644
5.50%, Due 5/1/2038	713	765
5.50%, Due 6/1/2038	558	598
5.50%, Due 10/1/2039	736	788
5.00%, Due 4/1/2040	4,775	5,066
5.00%, Due 5/1/2040	3,292	3,524

		21,384

Federal National Mortgage Association — 16.77%
6.50%, Due 2/1/2017	124	136
5.00%, Due 12/1/2017	437	470
4.50%, Due 9/1/2018	851	911
4.00%, Due 8/1/2020	243	256
5.00%, Due 11/1/2023	87	93
5.00%, Due 3/1/2024	1,137	1,213
4.50%, Due 4/1/2024	530	568
5.00%, Due 4/1/2025	3,898	4,157
4.50%, Due 5/1/2025	176	187
4.50%, Due 6/1/2025	3,982	4,217
5.00%, Due 3/1/2034	612	655
5.50%, Due 6/1/2034	324	350
4.50%, Due 9/1/2034	214	226
5.50%, Due 2/1/2035	678	735
5.00%, Due 11/1/2035	948	1,013
5.50%, Due 12/1/2035	492	531
5.50%, Due 1/1/2036	606	655
5.00%, Due 2/1/2036	517	552
5.50%, Due 4/1/2036	1,108	1,197
6.00%, Due 9/1/2036	227	248
6.50%, Due 9/1/2036	849	946
6.50%, Due 12/1/2036	388	432
5.50%, Due 2/1/2037	652	702
See accompanying notes

American Beacon Intermediate Bond Fund
Schedule of Investments
October 31, 2010

	Par Amount	Value
	($000)	($000)
5.50%, Due 8/1/2037	1,664	1,801
6.00%, Due 9/1/2037	619	673
6.00%, Due 1/1/2038	929	1,010
5.50%, Due 3/1/2038	2,895	3,133
5.00%, Due 4/1/2038	616	655
5.00%, Due 4/1/2038	733	779
5.00%, Due 5/1/2038	2,372	2,523
5.50%, Due 6/1/2038	496	533
5.00%, Due 6/1/2038	837	890
5.50%, Due 6/1/2038	745	801
4.50%, Due 1/1/2040	3,689	3,876
5.00%, Due 5/1/2040	6,221	6,617
5.50%, Due 6/1/2040	3,205	3,443
4.00%, Due 9/1/2040	2,280	2,353

		49,537

Government National Mortgage Association — 1.35%
4.201%, Due 8/16/2026	212	217
2.989%, Due 3/16/2039	1,144	1,201
6.50%, Due 3/15/2028	271	307
6.00%, Due 4/15/2031	319	354
5.50%, Due 2/20/2034	361	393
5.50%, Due 2/15/2040	1,383	1,502

		3,974

Total U.S. Agency Mortgage-Backed Obligations (Cost $72,524)		74,895

U.S. AGENCY OBLIGATIONS — 0.34%
5.125%, Due 1/2/2014	385	429
4.625%, Due 10/15/2014	500	570

Total U.S. Agency Obligations (Cost $890)		999

U.S. TREASURY OBLIGATIONS — 25.29%
U.S. Treasury Bonds — 5.48%
7.875%, Due 2/15/2021	1,050	1,543
6.25%, Due 8/15/2023	1,400	1,872
6.875%, Due 8/15/2025	770	1,096
5.25%, Due 11/15/2028	750	919
4.75%, Due 2/15/2037	1,300	1,478
4.50%, Due 8/15/2039	2,810	3,056
4.375%, Due 5/15/2040	5,845	6,226

		16,190

U.S. Treasury Notes — 19.81%
1.375%, Due 2/15/2012	3,625	3,677
0.75%, Due 8/15/2013	9,000	9,073
2.625%, Due 7/31/2014	4,000	4,275
2.50%, Due 4/30/2015	5,000	5,327
2.125%, Due 5/31/2015	7,130	7,473
4.25%, Due 8/15/2015	2,000	2,296
1.25%, Due 9/30/2015	540	543
3.00%, Due 9/30/2016	3,050	3,303
3.125%, Due 10/31/2016	3,300	3,595
3.75%, Due 11/15/2018	2,600	2,900
3.625%, Due 2/15/2020	3,050	3,330
3.50%, Due 5/15/2020	11,535	12,440
2.625%, Due 8/15/2020	265	265

		58,497

Total U.S. Treasury Obligations (Cost $73,007)		74,687

MUNICIPAL OBLIGATIONS — 0.08%
State of Illinois, 1.823%, Due 1/1/2011	250	250

	Shares
SHORT-TERM INVESTMENTS — 3.26% (Cost $9,620)
JPMorgan U.S. Government Money Market Fund	9,620,319	9,620

TOTAL INVESTMENTS — 99.40% (Cost $279,878)		293,550
See accompanying notes

American Beacon Intermediate Bond Fund
Schedule of Investments
October 31, 2010

	Par Amount	Value
	($000)	($000)
OTHER ASSETS, NET OF LIABILITIES — 0.60%		1,766

TOTAL NET ASSETS — 100.00%		$295,316

Percentages are stated as a percent of net assets.

*	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $11,206 or 3.79% of net assets. The Fund has no right to demand registration of these securities.

†	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
See accompanying notes

American Beacon Short-Term Bond Fund
Schedule of Investments
October 31, 2010

	Par Amount	Value
	($000)	($000)
CORPORATE OBLIGATIONS — 50.50%
Finance — 27.57%
Barclays Bank plc, 5.45%, Due 9/12/2012	1,000	1,084
Berkshire Hathaway Finance Corp., 4.00%, Due 4/15/2012	1,000	1,049
Berkshire Hathaway, Inc., 0.834%, Due 2/11/2013*	2,000	2,010
BNP Paribas, 0.690%, Due 4/8/2013*	1,500	1,495
Citigroup, Inc., 0.715%, Due 11/5/2014*	2,573	2,428
CME Group, Inc., 5.40%, Due 8/1/2013	250	280
Credit Suisse First Boston, 5.00%, Due 5/15/2013	2,000	2,188
Dexia Credit Local N.Y., 0.693%, Due 3/5/2013* †	3,000	2,988
General Electric Capital Corp.,
0.421%, Due 3/20/2014*	1,446	1,390
0.552%, Due 9/15/2014*	1,218	1,170
Goldman Sachs Group, Inc., 4.75%, Due 7/15/2013	2,000	2,152
HSBC Finance Corp., 6.75%, Due 5/15/2011	1,000	1,031
JPMorgan Chase & Co., 0.958%, Due 2/26/2013*	3,000	3,010
MassMutual Global Funding II,
3.625%, Due 7/16/2012†	500	521
0.453%, Due 12/6/2013* †	700	692
MBNA Corp., 7.50%, Due 3/15/2012	2,000	2,145
Mellon Funding Corp., 0.526%, Due 5/15/2014*	2,000	1,981
Metropolitan Life Global Funding I,
0.542%, Due 3/15/2012* †	1,000	1,001
2.875%, Due 9/17/2012†	1,000	1,031
Monumental Global Funding III, 0.489%, Due 1/15/2014* †	1,000	959
Morgan Stanley, 0.589%, Due 1/9/2014*	2,000	1,905
Nationwide Building Society, 5.50%, Due 7/18/2012†	1,000	1,070
Pricoa Global Funding I,
0.388%, Due 1/30/2012* †	800	795
5.40%, Due 10/18/2012†	500	536
Rabobank Nederland NV, 2.65%, Due 8/17/2012†	2,000	2,066
Svenska Handelsbanken AB, 4.875%, Due 6/10/2014†	1,500	1,652
UBS AG, 1.439%, Due 2/23/2012*	1,000	1,008
UnitedHealth Group, Inc., 5.125%, Due 11/15/2010	1,000	1,001
Wachovia Bank NA, 0.834%, Due 11/3/2014*	1,000	957
Wachovia Corp., 2.236%, Due 5/1/2013*	1,000	1,029

		42,624

Industrials — 19.46%
American Honda Finance Corp., 4.625%, Due 4/2/2013†	1,000	1,078
Anheuser-Busch InBev Worldwide, Inc.,
3.00%, Due 10/15/2012	1,000	1,039
2.50%, Due 3/26/2013	1,000	1,029
AT&T Wireless Services, Inc., 7.875%, Due 3/1/2011	1,500	1,537
Burlington Northern Santa Fe LLC, 4.875%, Due 1/15/2015	1,000	1,115
Canadian Natural Resources Ltd., 6.70%, Due 7/15/2011	1,000	1,041
Caterpillar Financial Services Corp., 4.25%, Due 2/8/2013	500	536
Cellco Partnership / Verizon Wireless Capital LLC, 5.25%, Due 2/1/2012	1,000	1,058
Comcast Cable Communications Holdings, Inc., 8.375%, Due 3/15/2013	1,365	1,580
Daimler Finance NA LLC, 5.75%, Due 9/8/2011	1,000	1,041
Devon Financing Corp. U.L.C., 6.875%, Due 9/30/2011	1,000	1,054
France Telecom S.A., 4.375%, Due 7/8/2014	1,000	1,104
General Mills, Inc., 5.25%, Due 8/15/2013	1,000	1,118
John Deere Capital Corp., 5.25%, Due 10/1/2012	1,000	1,087
Kraft Foods, Inc., 5.625%, Due 11/1/2011	500	523
Marathon Oil Canada Corp., 8.375%, Due 5/1/2012	1,000	1,098
Nissan Motor Acceptance Corp., 5.625%, Due 3/14/2011†	2,000	2,036
Northrop Grumman Corp., 7.125%, Due 2/15/2011	1,000	1,018
Telefonica Emisiones SAU, 0.775%, Due 2/4/2013*	1,000	985
Time Warner Cable, Inc., 5.40%, Due 7/2/2012	1,000	1,070
Tyco International Finance SA, 6.75%, Due 2/15/2011	2,000	2,035
Union Pacific Corp., 6.50%, Due 4/15/2012	500	538
See accompanying notes

American Beacon Short-Term Bond Fund
Schedule of Investments
October 31, 2010

	Par Amount	Value
	($000)	($000)
5.45%, Due 1/31/2013	1,000	1,093
Vodafone Group plc, 5.50%, Due 6/15/2011	1,000	1,031
Volkswagen International Finance N.V., 1.625%, Due 8/12/2013†	1,000	1,009
Xerox Corp., 5.65%, Due 5/15/2013	300	329
XTO Energy, Inc.,
5.90%, Due 8/1/2012	1,000	1,093
6.25%, Due 4/15/2013	719	813

		30,088

Utilities — 3.47%
Dominion Resources, Inc., 5.70%, Due 9/17/2012	1,000	1,088
FPL Group Capital, Inc., 0.818%, Due 11/9/2012*	1,000	1,005
Midamerican Energy Holdings Co., 3.15%, Due 7/15/2012	1,000	1,037
Progress Energy, Inc., 7.10%, Due 3/1/2011	2,181	2,227

		5,357

Total Corporate Obligations (Cost $76,240)		78,069

ASSET-BACKED SECURITIES — 25.29%
Bank of America Auto Trust,
0.75%, Due 6/15/2012†	863	864
2.67%, Due 7/15/2013†	986	999
2.13%, Due 9/15/2013†	1,000	1,011
BMW Floorplan Master Owner Trust, 1.406%, Due 9/15/2014* †	2,000	2,024
Capital One Multi-Asset Execution Trust, 3.20%, Due 4/15/2014	2,000	2,033
CarMax Auto Owner Trust, 0.83%, Due 11/15/2012	974	975
Chase Issuance Trust, 1.806%, Due 4/15/2014*	2,000	2,038
Chrysler Financial Lease Trust, 1.78%, Due 6/15/2011†	2,599	2,605
Citibank Credit Card Issuance Trust, 2.70%, Due 6/24/2013	2,000	2,029
CitiFinancial Auto Issuance Trust, 2.59%, Due 10/15/2013†	2,000	2,033
Discover Card Master Trust, 1.556%, Due 2/17/2015*	2,000	2,032
Ford Credit Auto Owner Trust, 2.17%, Due 10/15/2013	1,000	1,015
Ford Credit Floorplan Master Owner Trust, 1.806%, Due 9/15/2014*	2,000	2,032
GE Capital Credit Card Master Note Trust, 3.69%, Due 7/15/2015	2,000	2,088
GE Equipment Midticket LLC, 2.34%, Due 6/17/2013	958	969
Harley-Davidson Motorcycle Trust, 5.52%, Due 11/15/2013	1,677	1,732
Honda Auto Receivables Owner Trust, 2.31%, Due 5/15/2013	1,500	1,521
John Deere Owner Trust, 0.72%, Due 7/16/2012	3,000	3,004
Mercedes-Benz Auto Receivables Trust, 0.70%, Due 8/15/2012	1,000	1,001
Nissan Auto Lease Trust, 2.07%, Due 1/15/2015	2,000	2,019
Nissan Master Owner Trust Receivables, 1.406%, Due 1/15/2015* †	1,000	1,012
USAA Auto Owner Trust, 5.55%, Due 2/15/2013	1,960	1,991
Volkswagen Auto Loan Enhanced Trust,
0.66%, Due 5/21/2012	981	981
6.24%, Due 7/20/2015	1,000	1,095

Total Asset-Backed Securities (Cost $38,536)		39,103

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 3.93%
Banc of America Commercial Mortgage, Inc.,
4.561%, Due 11/10/2041	1,170	1,195
5.634%, Due 4/10/2049	800	831
GMAC Mortgage Servicer Advance Funding Co. Ltd., 4.25%, Due 1/15/2022†	2,000	2,013
JPMorgan Chase Commercial Mortgage Securities Corp., 3.853%, Due 6/15/2043†	994	1,042
NCUA Guaranteed Notes, 1.84%, Due 10/7/2020	1,000	1,000

Total Non-Agency Mortgage-Backed Obligations (Cost $5,999)		6,081

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS — 6.97%
4.968%, Due 12/16/2021	344	349
4.201%, Due 8/16/2026	1,061	1,087
2.782%, Due 6/16/2036	1,975	2,052
3.069%, Due 6/16/2036	2,943	3,114
2.989%, Due 3/16/2039	1,989	2,088
3.210%, Due 10/16/2039	1,980	2,085

Total U.S. Agency Mortgage-Backed Obligations (Cost $10,328)		10,775
See accompanying notes

American Beacon Short-Term Bond Fund
Schedule of Investments
October 31, 2010

	Par Amount	Value
	($000)	($000)
U.S. TREASURY OBLIGATIONS — 11.97%
2.50%, Due 3/31/2015	13,500	14,386
1.75%, Due 7/31/2015	4,000	4,119

Total U.S. Treasury Obligations (Cost $17,500)		18,505

MUNICIPAL OBLIGATIONS — 0.23% (Cost $350)
State of Illinois, 1.823%, Due 1/1/2011	350	350

	Shares
SHORT-TERM INVESTMENTS — 0.54% (Cost $836)
JPMorgan U.S. Government Money Market Fund	836,463	836

TOTAL INVESTMENTS — 99.44% (Cost $149,789)		153,719
OTHER ASSETS, NET OF LIABILITIES — 0.56%		866

TOTAL NET ASSETS — 100.00%		$154,585

Percentages are stated as a percent of net assets.

*	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

†	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $31,038 or 20.08% of net assets. The Fund has no right to demand registration of these securities.
See accompanying notes

American Beacon Funds
Statements of Assets and Liabilities
For the year ended October 31, 2010

		Retirement
		Income and
	High Yield	Appreciation	Intermediate	Short-Term
	Bond Fund	Fund	Bond Fund	Bond Fund
Assets:
Investments in unaffiliated securities, at value A	$182,757	$126,599	$293,550	$153,719
Receivable for investments sold	4,850	251	201	—
Dividends and interest receivable	3,846	1,008	2,446	789
Receivable for fund shares sold	384	154	431	141
Receivable for tax reclaims	2	8	9	4
Receivable for expense reimbursement (Note 2)	—	—	—	2
Prepaid expenses	54	55	53	57
Other assets	45	—	—	—

Total assets	191,938	128,075	296,690	154,712

Liabilities:
Payable for investments purchased	5,774	215	1,253	—
Payable for fund shares redeemed	23	12	7	32
Dividends payable	150	48	—	5
Management and investment advisory fees payable (Note 2)	221	114	50	26
Administrative service and service fees payable (Note 2)	35	63	14	17
Professional fees payable	25	28	25	30
Trustee fees payable	7	1	3	6
Prospectus and shareholder reports	20	3	5	1
Other liabilities	12	1	17	10

Total liabilities	6,267	485	1,374	127

Net Assets	$185,671	$127,590	$295,316	$154,585

Analysis of Net Assets:
Paid-in-capital	186,058	120,544	276,244	159,053
Undistributed (distributions in excess of) net investment income	503	(62)	501	(539)
Accumulated net realized gain (loss)	(10,663)	(1,754)	4,899	(7,859)
Unrealized appreciation of investments	9,773	8,862	13,672	3,930

Net assets	$185,671	$127,590	$295,316	$154,585

Shares outstanding (no par value):
Institutional Class	4,578,664	N/A	26,192,234	14,773,710

Y Class	123	34,017	34,444	5,762

Investor Class	5,976,348	11,655,630	345,470	2,605,711

A Class	4,375	15,317	4,155	4,940

C Class	4,033	95,659	29,296	113

AMR Class	9,936,936	N/A	N/A	N/A

Net asset value, offering and redemption price per share:
Institutional Class	$9.05	N/A	$11.10	$8.89

Y Class	$9.06	$10 .80	$11.10	$8.90

Investor Class	$9.06	$10 .81	$11.08	$8.89

A Class (Net asset value only)	$9.08	$10 .81	$11.07	$8.89

A Class (Offering and redemption price)	$9.53	$11 .35	$11.62	$9.12

C Class	$9.05	$10 .82	$11.08	$8.90

AMR Class	$9.06	N/A	N/A	N/A

A Cost of investments in unaffiliated securities	$172,984	$117,737	$279,878	$149,789
See accompanying notes

American Beacon Funds
Statements of Operations
Year Ended October 31, 2010 (in thousands)

		Retirement
		Income and
	High Yield	Appreciation	Intermediate	Short-Term
	Bond Fund	Fund	Bond Fund	Bond Fund

Investment Income:

Dividend income from unaffiliated securities (net of foreign taxes) A	$31	$265	$13	$3
Interest income	21,280	4,227	9,521	4,246
Miscellaneous Income	96	—	—	—

Total investment income	21,407	4,492	9,534	4,249

Expenses:
Management and investment advisory fees (Note 2)	878	369	514	324
Administrative service fees (Note 2):
Institutional Class	134	—	127	63
Investor Class	241	347	9	105
AMR Class	51	—	—	—
Transfer agent fees:
Institutional Class	3	—	15	8
Investor Class	7	8	—	4
AMR Class	8	—	—	—
Custody and fund accounting fees	45	23	49	34
Professional fees	40	38	42	44
Registration fees and expenses	51	20	48	34
Service fees (Note 2):
Investor Class	200	428	7	88
Distribution fees- C Class (Note 2)	—	1	—	—
Prospectus and shareholder reports	25	2	11	11
Trustee fees	18	9	17	11
Other expenses	24	11	23	19

Total expenses	1,725	1,256	862	745

Net (fees waived and expenses reimbursed)/recouped by Manager (Note 2)	—	—	(2)	(65)

Net expenses	1,725	1,256	860	680

Net investment income	19,682	3,236	8,674	3,569

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) from:
Investments	17,096	871	5,763	1,400
Change in net unrealized appreciation or depreciation of:
Investments	(1,037)	5,410	5,150	837

Net gain on investments	16,059	6,281	10,913	2,237

Net increase in net assets resulting from operations	$35,741	$9,517	$19,587	$5,806

A Foreign taxes	$—	$1	$—	$—
See accompanying notes

American Beacon Funds
Statements of Changes in Net Assets (in thousands)

			Retirement Income and
	High Yield Bond Fund		Appreciation Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October
	2010	2009	2010	31, 2009

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$19,682	$19,821	$3,236	$3,433
Net realized gain (loss) on investments	17,096	(11,143)	871	(242)
Change in net unrealized appreciation or depreciation of investments	(1,037)	61,933	5,410	14,228

Net increase in net assets resulting from operations	35,741	70,611	9,517	17,419

Distributions to Shareholders:
Net investment income:
Institutional Class	(3,870)	(6,264)	—	—
Y Class	—	—	(2)	—
Investor Class	(6,758)	(4,848)	(3,375)	(3,577)
C Class	—	—	(1)	—
AMR Class	(9,049)	(8,707)	—	—
Return of Capital:
Investor Class	—	—	—	(173)

Net distributions to shareholders	(19,677)	(19,819)	(3,378)	(3,750)

Capital Share Transactions:
Proceeds from sales of shares	256,394	297,510	41,365	24,626
Reinvestment of dividends and distributions	17,683	17,602	2,727	3,745
Cost of shares redeemed	(335,193)	(255,402)	(16,368)	(48,782)
Redemption fees	74	—	—	—

Net increase (decrease) in net assets from capital share transactions	(61,042)	59,710	27,724	(20,411)

Net increase (decrease) in net assets	(44,978)	110,502	33,863	(6,742)

Net Assets:
Beginning of period	230,649	120,147	93,727	100,469

End of Period *	$185,671	$230,649	$127,590	$93,727

*Includes undistributed net investment income (loss) of	$503	$503	$(62)	$(117)

See accompanying notes

American Beacon Funds
Statements of Changes in Net Assets (in thousands)

	Intermediate Bond Fund		Short-Term Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2010	2009	2010	2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$8,674	$8,798	$3,569	$5,710
Net realized gain on investments	5,763	1,112	1,400	5,301
Change in net unrealized appreciation or depreciation of investments	5,150	17,269	837	2,645

Net increase in net assets resulting from operations	19,587	27,179	5,806	13,656

Distributions to Shareholders:
Net investment income:
Institutional Class	(8,812)	(8,775)	(3,855)	(7,180)
Y Class	(2)	—	—	—
Investor Class	(89)	(23)	(945)	(653)
C Class	(1)	—	—	—

Net distributions to shareholders	(8,904)	(8,798)	(4,800)	(7,833)

Capital Share Transactions:
Proceeds from sales of shares	210,797	154,268	84,366	92,994
Reinvestment of dividends and distributions	8,901	8,797	4,725	7,696
Cost of shares redeemed	(148,261)	(115,884)	(90,705)	(214,778)

Net increase (decrease) in net assets from capital share transactions	71,437	47,181	(1,614)	(114,088)

Net increase (decrease) in net assets	82,120	65,562	(608)	(108,265)

Net Assets:
Beginning of period	213,196	147,634	155,193	263,458

End of Period *	$295,316	$213,196	$154,585	$155,193

*Includes undistributed net investment income (loss) of	$501	$501	$(539)	$(137)

See accompanying notes

American Beacon Funds
Notes to Financial Statements
October 31, 2010

1. Organization and Significant Accounting Policies
          American Beacon Funds (the “Trust”) which is comprised of 19 Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, (the “Act”) as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon High Yield Bond Fund, the American Beacon Retirement Income and Appreciation Fund, the American Beacon Intermediate Bond Fund and the American Beacon Short-Term Bond Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust.
          American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.
Class Disclosure
          The inception date of the Y Class is March 1, 2010, the inception date of the A Class is May 17, 2010 and the inception date of the C Class is September 1, 2010.
          Each Fund, has multiple classes of shares designed to meet the needs of different groups of investors; however, not all Funds offer all classes. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	Individual investors investing directly or through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges
C Class	General public and investors investing through an intermediary with applicable sales charges
AMR Class	Investors in the tax-exempt retirement and benefit plans of the Manager, AMR Corporation and its affiliates
          Administrative service fees, service fees and distribution fees vary amongst the classes as described more fully in footnote 2.
Security Valuation
          Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.
          Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. The prices of debt securities may be determined using quotes obtained from brokers.
          Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.
          Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board of Trustees (the “Board”).

American Beacon Funds
Notes to Financial Statements
October 31, 2010

Valuation Inputs
          Various inputs may be used to determine the value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Level 2 securities are fixed-income securities that are valued using observable inputs as stated above.

Level 3 — Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.
          The Funds’ investments are summarized by level based on the inputs used to determine their values. During the period there were no significant transfers between levels for the Funds. As of October 31, 2010, the investments were classified as described below (in thousands):

High Yield Bond Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$324	$—	$—	$324
Preferred Stocks	324	—	—	324
Corporate Obligations	—	176,003	—	176,003
Convertible Obligations	—	1,064	—	1,064
Short Term Investments	5,042	—	—	5,042

Total Investments in Securities	$5,690	$177,067	$—	$182,757

Retirement Income and Appreciation Fund	Level 1	Level 2	Level 3	Total
Preferred Stocks	$1,976	$—	$—	$1,976
Common Stock	5,628	—	—	5,628
Convertible Preferred	568	—	—	568
Convertible Obligations	—	16,264	—	16,264
Corporate Obligations	—	45,743	—	45,743
Non-Agency Mortgage Backed Obligations	—	3,827	—	3,827
Asset-Backed Obligations	—	5,960	—	5,960
U.S. Agency Mortgage Backed Obligations	—	16,705	—	16,705
U.S. Agency Obligations	—	431	—	431
U.S. Treasury Obligations	—	25,261	—	25,261
Municipal Obligations	—	200	—	200
Short Term Investments	4,036	—	—	4,036

Total Investments in Securities	$12,208	$114,391	$—	$126,599

Intermediate Bond Fund	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$112,374	$—	$112,374
Non-Agency Mortgage Backed Obligations	—	11,306	—	11,306
Asset-Backed Obligations	—	9,419	—	9,419
U.S. Agency Mortgage Backed Obligations	—	74,895	—	74,895
U.S. Agency Obligations	—	999	—	999
U.S. Treasury Obligations	—	74,687	—	74,687
Municipal Obligations	—	250	—	250
Short Term Investments	9,620	—	—	9,620

Total Investments in Securities	$9,620	$283,930	$—	$293,550

American Beacon Funds
Notes to Financial Statements
October 31, 2010

Short-Term Bond Fund	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$78,069	$—	$78,069
Non-Agency Mortgage Backed Obligations	—	6,081	—	6,081
Asset-Backed Obligations	—	39,103	—	39,103
U.S. Agency Mortgage Backed Obligations	—	10,775	—	10,775
U.S. Treasury Obligations	—	18,505	—	18,505
Municipal Obligations	—	350	—	350
Short Term Investments	836	—	—	836

Total Investments in Securities	$836	$152,883	$—	$153,719

Security Transactions and Investment Income
          Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.
          Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.
Dividends to Shareholders
          Dividends from net investment income of the Funds generally will be declared daily, payable monthly. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.
Commission Recapture
          The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. These amounts are reported with the net realized gains in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains, and Losses
          Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Use of Estimates
          The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.
Other
          Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust

American Beacon Funds
Notes to Financial Statements
October 31, 2010

enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.
2. Transactions with Affiliates
Management Agreement
          The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management and securities lending services. Investment assets of the High Yield Bond, Retirement Income and Appreciation, and Intermediate Bond Funds are managed by one or more investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the High Yield Bond Fund and Retirement Income and Appreciation Fund an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Funds. The Manager receives an annualized fee of 0.20% of the average daily net assets of the Intermediate Bond Fund and pays a portion of its fee to an investment advisor hired by the Manager to direct investment activities of a portion of the Fund. The Manager is one of the investment advisors of the Retirement Income and Appreciation Fund and receives an annualized fee of 0.15% on the portion of assets managed by the Manager. The Manager serves as the sole investment advisor to the Short-Term Bond Fund. Pursuant to the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.20% of average daily net assets of the Short-Term Bond Fund. Management fees paid during the year ended October 31, 2010 were as follows (dollars in thousands):

			Amounts paid	Net Amounts
	Management	Management	to Investment	Retained by
	Fee Rate	Fee	Advisors	Manager
High Yield Bond	0.30%-0.45%	878	765	113
Retirement Income and Appreciation	0.20%-0.80%	369	310	59
Intermediate Bond	0.20%	514	213	301
Administrative Services Agreement
          The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives, an annualized fee of 0.05% of the average daily net assets of the AMR Class, 0.30% of the average daily net assets of the Institutional, Y, and Investor Classes and 0.40% of the average daily net assets of the A and C Classes of each Fund except for the Institutional Class of the Intermediate and Short-Term Bond Funds from which the Manager received a fee of 0.05% of average daily net assets. Administrative Service fees for the Y, A, and C Classes for the period ended October 31, 2010 were less than $500.
Distribution Plans
          The Trust, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.
          A separate Distribution Plan (the “Distribution Plan”) has been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plan, as compensation for distribution

American Beacon Funds
Notes to Financial Statements
October 31, 2010

assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of each A Class and 1.00% of the average daily net assets of each C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance. Distribution fees for the A and some C Classes for the period ended October 31, 2010 were less than $500.
Service Plans
          The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, Y, A, and C Classes. As compensation for performing the duties required under the Service Plan, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of each Fund. Service fees for the Y, A, and C Classes for the period ended October 31, 2010 were less than $500.
Interfund Lending Program
          Pursuant to an exemptive order by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. For the year ended October 31, 2010, the High Yield Bond Fund borrowed from the both the American Beacon Money Market Portfolio and the American Beacon U.S. Government Money Market Select Fund on average $8,070,957 for nine days at 0.78% with interest charges of $1,582. The Retirement Income and Appreciation Fund borrowed from the American Beacon U.S. Government Money Market Select Fund 82,732 for 1 day at 0.85% with an interest charge of $2.
Reimbursement of Expenses
          The Manager voluntarily reimbursed $4 to the A Class of the Retirement Income and Appreciation Fund for operating expenses. The Manager contractually agreed to reimburse the following Funds to the extent that total operating expenses exceeded the Fund’s expense cap. Of these amounts approximately $2,000 was receivable from the Manager at October 31, 2010 for the Short-Term Bond Fund. For the period ended October 31, 2010, the Manager reimbursed expenses as follows:

		Expense Caps
		3/1/10 to	Reimbursed	Expiration of
Fund	Class	2/28/11	Expenses	Reimbursements
High Yield Bond	A	1.12%	$4	2013
High Yield Bond	C	1.87%	7	2013
Intermediate Bond	Y	0.65%	17	2013
Intermediate Bond	Investor	0.79%	2,224	2013
Intermediate Bond	A	0.99%	3	2013
Intermediate Bond	C	1.74%	76	2013
Short-Term Bond	Y	0.65%	1	2013
Short-Term Bond*	Investor	0.79%	64,854	2013
Short-Term Bond	A	0.85%	7	2013
Short Term Bond	C	1.60%	1	2013

*	The contractual expense cap was changed from 0.74% to 0.79% for the Short-Term Bond Investor Class on July 29, 2010.
Expense Reimbursement Plan
          The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The carryover of excess expenses potentially reimbursable to the Manager but not recorded as a liability for the

American Beacon Funds
Notes to Financial Statements
October 31, 2010

Intermediate Bond Fund is $10,509 expiring in 2012 and for the Short-Term Bond Fund $1,657 and $73,068 expiring in 2011 and 2012, respectively. During the year ended October 31, 2010, the Funds have not recorded a liability for potential reimbursement, due to the current assessment that a reimbursement is unlikely.
3. Federal Income and Excise Taxes
          It is the policy of each Fund to qualify as a regulated investment company, by complying with all applicable provisions of the Code, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.
          The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.
          Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.
          The tax character of distributions paid during the fiscal years ended October 31, 2010 and October 31, 2009 were as follows (in thousands)

			Retirement Income and
	High Yield Bond		Appreciation
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2010	2009	2010	2009
Distributions paid from:
Ordinary income*
Institutional Class	$3,870	$6,264	$—	$—
Y Class	—	—	2	—
Investor Class	6,758	4,848	3,375	3,577
AMR Class	9,049	8,707	—	—
C Class	—	—	1	—
Return of Capital
Institutional Class	—	—	—	—
Investor Class	—	—	—	173
AMR Class	—	—	—	—

Total distributions paid	$19,677	$19,819	$3,378	$3,750

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

	Intermediate Bond		Short-Term Bond
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2010	2009	2010	2009
Distributions paid from:
Ordinary income*
Institutional Class	$8,812	$8,775	$3,855	$7,180
Y Class	2	—	—	—
Investor Class	89	23	945	653
AMR Class	—	—	—	—
C Class	1	—	—	—

Total distributions paid	$8,904	$8,798	$4,800	$7,833

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

American Beacon Funds
Notes to Financial Statements
October 31, 2010

As of October 31, 2010, the components of distributable earnings (deficit) on a tax basis were as follows (in thousands):

		Retirement
	High Yield	Income and	Intermediate	Short-Term
	Bond	Appreciation	Bond	Bond
Cost basis of investments for federal income tax purposes	$173,945	$117,938	$279,893	$150,864

Unrealized appreciation	14,097	9,114	14,249	3,455
Unrealized depreciation	(5,285)	(453)	(592)	(600)

Net unrealized appreciation/(depreciation)	8,812	8,661	13,657	2,855

Undistributed ordinary income	652	181	3,862	540
Accumulated long-term gain/(loss)	(9,702)	(1,748)	1,554	(7,859)
Other temporary differences	(149)	(48)	(1)	(4)

Distributable earnings/(deficit)	$(387)	$7,046	$19,072	$(4,468)

          Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, book amortization for premiums, and income adjustments associated with contingent payment debt instruments.
          Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities. Accordingly, the following amounts represent current year permanent differences derived from book amortization of premium, pay down reclasses, income adjustments associated with contingent payment debt instruments, and dividend reclasses that have been reclassified as of October 31, 2010 (in thousands):

		Retirement
	High Yield	Income and	Intermediate	Short-Term
	Bond	Appreciation	Bond	Bond
Paid-in-capital	$—	$(97)	$—	$—
Undistributed net investment income	(5)	197	230	829
Accumulated net realized gain (loss)	5	(100)	(230)	(829)
Unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	—	—	—	—
          At October 31, 2010, capital loss carry forward positions for federal income tax purposes were as follows (in thousands):

Fund	2014	2015	2016	2017	Total
High Yield Bond	—	—	—	9,702	9,702
Retirement Income and Appreciation	—	—	1,283	465	1,748
Intermediate Bond	—	—	—	—	—
Short-Term Bond	2,194	467	5,198	—	7,859
          The High Yield Bond Fund, Retirement Income and Appreciation Fund, Intermediate Bond, and Short-Term Bond Funds utilized $15,328, $774, $626, and $571, respectively, of net capital loss carryovers for the year ended October 31, 2010.

American Beacon Funds
Notes to Financial Statements
October 31, 2010

4. Investment Transactions
          The aggregate cost of purchases and proceeds from sales and maturities of long-term investments during the year ended October 31, 2010 were as follows (in thousands):

		Retirement
	High Yield	Income and	Intermediate	Short-Term
	Bond	Appreciation	Bond	Bond
Purchases (excluding U.S. government securities)	$376,714	$82,951	$304,603	$99,253
Sales and maturities (excluding U.S. government securities)	441,986	55,427	229,771	94,434
Purchases of U.S. government securities	—	29,112	184,384	18,983
Sales and maturities of U.S. government securities	—	14,243	139,450	1,532
5. Capital Share Transactions
          The tables below summarize the activity in capital shares for each Class of the Funds (shares and dollars in thousands):
Year Ended October 31, 2010

	Institutional Class			Y Class			Investor Class
High Yield Bond Fund	Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	1,192	$10,318		—	$1		10,613	$91,795
Reinvestment of dividends	228	1,978		—	—		767	6,656
Shares redeemed	(2,453)	(21,256	)*	—	—	*	(16,175)	(139,538	)*

Net increase (decrease) in shares outstanding	(1,033)	$(8,960)		—	$1		(4,795)	$(41,087)

	AMR Class			A Class			C Class
High Yield Bond Fund	Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	17,993	$154,205		4	$39		4	$36
Reinvestment of dividends	1,042	9,049		—	—		—	—
Shares redeemed	(20,103)	(174,325	)*	—	—	*	—	—	*

Net increase (decrease) in shares outstanding	(1,068)	$(11,071)		4	$39		4	$36

	Y Class		Investor Class		A Class		C Class
Retirement Income and Appreciation Fund	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	34	$357	3,818	$39,811	15	$164	96	$1,033
Reinvestment of dividends	—	2	262	2,724	—	—	—	1
Shares redeemed	—	—	(1,567)	(16,368)	—	—	—	—

Net increase in shares outstanding	34	$359	2,513	$26,167	15	$164	96	$1,034

	Institutional Class		Y Class		Investor Class
Intermediate Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	19,109	$208,277	34	$381	163	$1,767
Reinvestment of dividends	812	8,811	—	2	8	88
Shares redeemed	(13,473)	(147,900)	—	(2)	(33)	(359)

Net increase in shares outstanding	6,448	$69,188	34	$381	138	$1,496

	A Class		C Class
Intermediate Bond Fund	Shares	Amount	Shares	Amount
Shares sold	4	$46	29	$326
Reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—

Net increase in shares outstanding	4	$46	29	$326

American Beacon Funds
Notes to Financial Statements
October 31, 2010

	Institutional Class		Y Class		Investor Class
Short-Term Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,254	$28,766	6	$51	6,276	$55,504
Reinvestment of dividends	435	3,852	—	—	99	873
Shares redeemed	(3,048)	(26,963)	—	—	(7,209)	(63,742)

Net increase (decrease) in shares outstanding	641	$5,655	6	$51	(834)	$(7,365)

	A Class		C Class
Short-Term Bond Fund	Shares	Amount	Shares	Amount
Shares sold	5	$44	—	$1
Reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—

Net increase (decrease) in shares outstanding	5	$44	—	$1

Period Ended October 31, 2009

	Institutional Class		Investor Class		AMR Class
High Yield Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	4,158	$27,998	16,984	$119,477	20,142	$150,035
Reinvestment of dividends	601	4,158	626	4,738	1,177	8,706
Shares redeemed	(8,324)	(58,240)	(8,898)	(65,269)	(16,820)	(131,893)

Net increase (decrease) in shares outstanding	(3,565)	$(26,084)	8,712	$58,946	4,499	$26,848

*	Net of Redemption Fees

	Investor Class
Retirement Income and Appreciation Fund	Shares	Amount
Shares sold	2,591	$24,626
Reinvestment of dividends	393	3,745
Shares redeemed	(5,256)	(48,782)

Net (decrease) in shares outstanding	(2,272)	$(20,411)

	Institutional Class		Investor Class
Intermediate Bond Fund	Shares	Amount	Shares	Amount
Shares sold	14,857	$152,046	213	$2,222
Reinvestment of dividends	850	8,774	2	23
Shares redeemed	(11,318)	(115,800)	(8)	(84)

Net increase in shares outstanding	4,389	$45,020	207	$2,161

	Institutional Class		Investor Class
Short-Term Bond Fund	Shares	Amount	Shares	Amount
Shares sold	4,547	$39,495	6,121	$53,499
Reinvestment of dividends	827	7,178	59	518
Shares redeemed	(21,058)	(182,876)	(3,640)	(31,902)

Net increase (decrease) in shares outstanding	(15,684)	$(136,203)	2,540	$22,115

American Beacon High Yield Bond Fund
Financial Highlights
(For a share outstanding throughout the period)

						Y Class
						March
	Institutional Class					01 to
	Year Ended October 31,					October
	2010	2009	2008A	2007	2006B	31, 2010
Net asset value, beginning of period	$8.42	$6.77	$10.11	$10.20	$10.22	$8.63

Income from investment operations:
Net investment income	0.75	0.79	0.78	0.77	0.88	0.50
Net gains (losses) on securities (both realized and unrealized)	0.63	1.66	(3.34)	(0.09)	0.09	0.43

Total income (loss) from investment operations	1.38	2.45	(2.56)	0.68	0.97	0.93

Less distributions:
Dividends from net investment income	(0.75)	(0.80)	(0.78)	(0.77)	(0.88)	(0.50)
Distributions from net realized gains on securities	—	—	—	—	(0.11)	—

Total distributions	(0.75)	(0.80)	(0.78)	(0.77)	(0.99)	(0.50)

Net asset value, end of period	$9.05	$8.42	$6.77	$10.11	$10.20	$9.06

Total return C	17.17%	39.06%	(27.03)%	6.85%	8.78%	11 .17	%D

Ratios and supplemental data:
Net assets, end of period (in thousands)	$41,459	$47,254	$62,138	$114,911	$231,693	$1
Ratios to average net assets (annualized):
Expenses, net of waivers	0.79%	0.79%	0.85%	0.85%	0.85%	0 .82	%E
Expenses, before waivers	0.79%	0.79%	0.85%	0.86%	0.85%	0 .82	%E
Net investment income, net of waivers	8.69%	11.46%	8.38%	7.55%	7.55%	8 .53	%E
Net investment income, before waivers	8.69%	11.46%	8.38%	7.54%	7.55%	8 .53	%E
Portfolio turnover rate	176%	212%	157%	92%	88%	176	%F

A	On May 21, 2008, Post Advisory Group, LLC ceased managing a portion of the High Yield Bond Fund and on May 22, 2008 Logan Circle Partners, L.P. began managing a portion of the High Yield Bond Fund.

B	Franklin Advisers, Inc. was added as an investment advisor to the High Yield Bond Fund on September 12, 2006.

C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

D	Not annualized.

E	Annualized.

F	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

G	Portfolio turnover rate is for the period from November 1, 2006 through October 31, 2007.

					AMR Class					A Class		C Class
								September		May		September
Investor Class								4 to		17 to		1 to
Year Ended October 31,					Year Ended October 31,			October		October		October
2010	2009	2008A	2007	2006B	2010	2009	2008A	31, 2007		31, 2010		31, 2010

$8.42	$6.77	$10.11	$10.21	$10.22	$8.42	$6.77	$10.11	$9.94		$8.67		$8.68

0.73	0.78	0.75	0.75	0.85	0.78	0.81	0.80	0.12		0.32		0.09

0.64	1.65	(3.34)	(0.10)	0.10	0.63	1.65	(3.34)	0.17		0.41		0.37

1.37	2.43	(2.59)	0.65	0.95	1.41	2.46	(2.54)	0.29		0.73		0.46

(0.73)	(0.78)	(0.75)	(0.75)	(0.85)	(0.77)	(0.81)	(0.80)	(0.12)		(0.32)		(0.09)

—	—	—	—	(0.11)	—	—	—	—		—		—

(0.73)	(0.78)	(0.75)	(0.75)	(0.96)	(0.77)	(0.81)	(0.80)	(0.12)		(0.32)		(0.09)

$9.06	$8.42	$6.77	$10.11	$10.21	$9.06	$8.42	$6.77	$10.11		$9.08		$9.05

17.00%	38.70%	(27 .24)%	6.52%	8.63%	17.59%	39.41%	(26.84)%	2 .94	%D	8 .66	%D	5 .31	%D

$54,142	$90,736	$13,949	$28,758	$80,284	$89,992	$92,659	$44,060	$82,322		$40		$37

1.04%	1.01%	1.10%	1.08%	1.08%	0.54%	0.53%	0.58%	0 .61	%E	1 .12	%E	1 .87	%E
1.04%	1.01%	1.10%	1.08%	1.08%	0.54%	0.53%	0.58%	0 .61	%E	1 .30	%E	2 .29	%E

8.48%	9.36%	8.06%	7.32%	7.33%	8.91%	10.34%	8.64%	7 .54	%E	7 .11	%E	5 .40	%E

8.48%	9.36%	8.06%	7.32%	7.33%	8.91%	10.34%	8.64%	7 .54	%E	6 .93	%E	4 .97	%E
176%	212%	157%	92%	88%	176%	212%	157%	92	%G	176	%F	176	%F

American Beacon Retirement Income and Appreciation Fund
Financial Highlights
(For a share outstanding throughout the period)

	Y Class								A Class
	March								May
	1 to		Investor Class						17 to
	October		Year Ended October 31,						October
	31, 2010		2010	2009		2008	2007	2006	31, 2010
Net asset value, beginning of period	$10.31		$10.25	$8.80		$10.50	$10.25	$9.98	$10.37

Income from investment operations:
Net investment income	0.20		0.36	0.32		0.41	0.36	0.33	0.13
Net gains (losses) on securities (both realized and unrealized)	0.49		0.51	1.53		(1.39)	0.32	0.29	0.44

Total income (loss) from investment operations	0.69		0.87	1.85		(0.98)	0.68	0.62	0.57

Less distributions:
Dividends from net investment income	(0.20)		(0.31)	(0.40)		(0.49)	(0.42)	(0.35)	(0.13)
Distributions from net realized gains on securities	—		—	—		(0.23)	(0.01)	—	—
Return of capital	—		—	0.00	E	—	—	—	—

Total distributions	(0.20)		(0.31)	(0.40)		(0.72)	(0.43)	(0.35)	(0.13)

Net asset value, end of period	$10.80		$10.81	$10.25		$8.80	$10.50	$10.25	$10.81

Total return A	6.78	%B	8.60%	21.50%		(10.02)%	6.75%	6.36%	5.52	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$367		$126,022	$93,727		$100,469	$99,789	$125,915	$166
Ratios to average net assets (annualized):
Expenses	0.80	%C	1.08%	1.01%		0.92%	0.94%	0.93%	1.14	%C
Expenses, before waivers	0.80	%C	1.08%	1.01%		0.92%	0.94%	0.93%	1.20	%C
Net investment income	2.74	%C	2.79%	3.86%		3.64%	3.69%	3.21%	2.10	%C
Net investment income, before waivers	2.74	%C	2.79%	3.86%		3.64%	3.69%	3.21%	2.03	%C
Portfolio turnover rate	51	%D	51%	53%		76%	103%	65%	51	% D

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

B	Not annualized.

C	Annualized.

D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

E	The tax return of capital is calculated based upon outstanding shares at the time of the distribution. Amounts are less than $0.01 per share.

C Class
September
01 to
October
31, 2010

$10.61

0.03

0.20

0.23

(0.02)

—
—

(0.02)

$10.82

2.19	%B

$1,035

1.96	%C

2.33	%C
1.77	%C

1.40	%C
51	% D

American Beacon Intermediate Bond Fund
Financial Highlights
(For a share outstanding throughout the period)

						Y Class		Investor Class
						March 1		Year	March 2
	Institutional Class					to		Ended	to
	Year Ended October 31,					October		October	October
	2010	2009	2008	2007	2006	31, 2010		31, 2010	31, 2009
Net asset value, beginning of period	$10.69	$9.61	$10.10	$10.02	$10.01	$10.69		$10.68	$10.14

Income from investment operations:
Net investment income	0.39	0.46	0.50	0.50	0.46	0.23		0.33	0.27
Net gains (losses) on securities (both realized and unrealized)	0.40	1.07	(0.51)	0.07	0.02	0.41		0.41	0.54

Total income (loss) from investment operations	0.79	1.53	(0.01)	0.57	0.48	0.64		0.74	0.81

Less distributions:
Dividends from net investment income	(0.38)	(0.45)	(0.48)	(0.49)	(0.47)	(0.23)		(0.34)	(0.27)
Distributions from net realized gains on securities	—	—	—	—	—	—		—	—

Total distributions	(0.38)	(0.45)	(0.48)	(0.49)	(0.47)	(0.23)		(0.34)	(0.27)

Net asset value, end of period	$11.10	$10.69	$9.61	$10.10	$10.02	$11.10		$11.08	$10.68

Total return A	7.56%	16.17%	(0.26)%	5.83%	4.96%	6.03	%B	7.01%	8.05	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$290,734	$210,983	$147,634	$109,674	$97,319	$382		$3,829	$2,213
Ratios to average net assets (annualized):
Expenses, net of waivers	0.33%	0.32%	0.30%	0.34%	0.35%	0.64	%C	0.76%	0.81	%C
Expenses, before waivers	0.33%	0.32%	0.30%	0.34%	0.35%	0.67	%C	0.83%	1.22	%C
Net investment income, net of waivers	3.39%	4.32%	4.70%	4.86%	4.64%	2.60	%C	2.95%	3.74	%C
Net investment income, before waivers	3.39%	4.31%	4.70%	4.86%	4.64%	2.58	%C	2.88%	3.33	%C
Portfolio turnover rate	96%	157%	105%	85%	122%	96	% D	96%	157	% E

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

B	Not annualized.

C	Annualized.

D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

E	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.

A Class		C Class
May		September
17 to		1 to
October		October
31, 2010		31, 2010

$10.74		$11.05

0.13		0.03

0.33		0.03

0.46		0.06

(0.13)		(0.03)

—		—

(0.13)		(0.03)

$11.07		$11.08

4.31	%B	0.56	%B

$46		$325

0.95	%C	1.74	%C
1.05	%C	2.09	%C

2.25	%C	1.23	%C

2.15	%C	0.88	%C
96	% D	96	% D

American Beacon Short-Term Bond Fund
Financial Highlights
(For a share outstanding throughout the period)

	Institutional Class									Y Class		Investor Class
										March
										1 to		Year Ended
	Year Ended October 31,									October		October 31,
	2010	2009		2008		2007		2006		31, 2010		2010

Net asset value, beginning of period	$8.83	$8.58		$8.79		$8.74		$8.75		$8.84		$8.84

Income from investment operations:
Net investment income (loss)	0.23	0.22	A	0.35	A	0.39	A	0.32	A	0.15		0.08

Net gains (losses) on securities (both realized and unrealized)	0.10	0.33		(0.15)		0.09		0.07		0.08		0.21

Total income from investment operations	0.33	0.55		0.20		0.48		0.39		0.23		0.29

Less distributions:
Dividends from net investment income	(0.27)	(0.30)		(0.41)		(0.43)		(0.40)		(0.17)		(0.24)
Distributions from net realized gains on securities	—	—		—		—		—		—		—

Total distributions	(0.27)	(0.30)		(0.41)		(0.43)		(0.40)		(0.17)		(0.24)

Net asset value, end of period	$8.89	$8.83		$8.58		$8.79		$8.74		$8.90		$8.89

Total return B	3.78%	6.56%		2.21%		5.61%		4.56%		2.55	%C	3.33%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$131,314	$124,791		$255,725		$89,427		$73,417		$51		$23,175
Ratios to average net assets (annualized):
Expenses, net of waivers	0.35%	0.33%		0.31%		0.37%		0.35%		0.64	%D	0.67%
Expenses, before waivers	0.35%	0.33%		0.31%		0.37%		0.35%		0.65	%D	0.86%
Net investment income (loss), net of waivers	2.27%	2.62%		3.75%		4.48%		3.64%		1.47	%D	1.94%
Net investment income (loss), before waivers	2.27%	2.61%		3.75%		4.48%		3.64%		1.45	%D	1.75%
Portfolio turnover rate	60%	140%		21%		40%		48%		60	%E	60%

A	For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding for the period.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

C	Not annualized.

D	Annualized.

E	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

								A Class		C Class
								May		September
								17 to		01 to
								October		October
2009		2008		2007		2006		31, 2010		31, 2010

$8.59		$8.81		$8.76		$8.77		$8.84		$8.88

0.20	A	0.29	A	0.35	A	0.27	A	0.09		(0.04)

0.34		(0.15)		0.09		0.07		0.07		0.08

0.54		0.14		0.44		0.34		0.16		0.04

(0.29)		(0.36)		(0.39)		(0.35)		(0.11)		(0.02)

—		—		—		—		—		—

(0.29)		(0.36)		(0.39)		(0.35)		(0.11)		(0.02)

$8.84		$8.59		$8.81		$8.76		$8.89		$8.90

6.34%		1.54%		5.08%		4.01%		1.78	%C	0.48	%C

$30,402		$7,733		$2,976		$7,189		$44		$1

0.54%		0.85%		0.87%		0.88%		0.81	%D	1.60	%D
0.85%		0.88%		0.98%		0.90%		1.02	%D	2.28	%D

2.20%		3.19%		3.91%		3.10%		0.69	%D	(2.88	)%D

1.89%		3.16%		3.81%		3.08%		0.49	%D	(3.57	)%D
140%		21%		40%		48%		60	%E	60	%E

American Beacon Funds
Privacy Policy & Federal Tax Information
(Unaudited)

Privacy Policy
          The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.
          We may collect nonpublic personal information about you from one or more of the following sources:
•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.
          We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.
          We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.
Federal Tax Information
          For corporate shareholders in the Funds, the percentage of ordinary dividend income distributed for the year ended October 31, 2010, which is designated as qualifying for the dividends-received deduction, is as follows:

High Yield Bond Fund	0.12%
Retirement Income and Appreciation Fund	4.66%
          For shareholders in the Funds, the percentage of dividend income distributed for the year ended October 31, 2010, which is designated as qualified dividends income under the Jobs and Growth Tax Relief Act of 2003, is as follows:

Retirement Income and Appreciation Fund	6.41%
Shareholders will receive notification in January 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

This page intentionally left blank.

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Funds
(Unaudited)

          At its May 25, 2010 meeting, the Board of Trustees (“Board”) considered the renewal of each existing Management Agreement between American Beacon Advisors, Inc. (the “Manager”) and the American Beacon Funds (the “Funds”) and each Investment Advisory Agreement between the Manager and a subadvisor (“Investment Advisory Agreements” and collectively with the Management Agreement, the “Agreements”). In preparation for the Board’s consideration to renew these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors and Lipper, Inc. (“Lipper”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.
          In addition, the Board’s Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee held a separate meeting on May 10, 2010 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.
          In connection with the Board’s consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees considered, among other materials, responses by the Manager and the subadvisors to inquiries requesting:
•	a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

•	a copy of the firm’s most recent audited or unaudited financial statements, as well as Parts 1 and II of its Form ADV registration statement with the SEC;

•	a summary of any material pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

•	a comparison of the performance of that portion of Fund assets managed by each firm with performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any remedial measures if the firm’s performance was materially below that of the peer group;

•	a profit/loss analysis of the firm and any actual or anticipated economies of scale in relation to the services it provides to each Fund;

•	an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

•	a description of any payments by the subadvisers to the manager to support the Funds’ marketing efforts;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	confirmation that the firm’s financial condition would not impair its ability to provide high-quality advisory services to the Funds;

•	a description of any internal actions the firm has taken or anticipates taking in light of the current and projected decrease in revenues from prior years as a result of the current economic environment that may affect or are expected to affect the services performed for the Funds;

•	a description of the scope of portfolio management services provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies, and any advantages or disadvantages that might accrue to the Funds due to the firm’s involvement in other activities;

•	a description of the personnel who are assigned primary responsibility for managing the Funds, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Funds;

•	a description of the basis upon which portfolio managers are compensated, including any “incentive” arrangements, and a description of the oversight mechanisms used to prevent a portfolio manager whose compensation is tied to performance of a Fund from taking undue risks;

•	a discussion regarding the firm’s participation in “soft dollar” arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firm’s methodology for obtaining best execution and the use of any affiliated broker-dealers;

•	a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

•	a discussion of whether the firm has identified any investment or operational matters that likely present a high risk in managing Fund assets;

•	a description of trade allocation procedures among accounts managed by the firm;

•	a discussion of whether the firm receives, with respect to the Funds, other compensation, including any payment for order flow or ECN liquidity rebates

•	a certification by the firm regarding the reasonable design of its compliance program;

•	information regarding the firm’s code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto and a related certification of compliance by the firm;

•	a description of the firm’s affiliation with any broker-dealer;

•	a discussion of any anticipated change in the firm’s controlling persons; and

•	verification of the firm’s insurance coverage with regards to the services provided to the Funds.

Disclosure Regarding the Board of Trustees’ Approval of Investment Advisory Agreements

          In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:
•	a comparison of the performance of each Fund to comparable investment companies and appropriate indices, including comments on the relative performance of, as applicable, each subadvisor and each Fund versus the respective peer group average;

•	a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

•	a comparison of advisory fees and expense ratios for comparable mutual funds;

•	an analysis of any material complaints received from Fund shareholders;

•	a description of the extent to which the Manager monitors the investment activities and financial conditions of each subadvisor to the Funds;

•	a description of the Manager’s distribution activities with respect to promoting sales of Fund shares, including any revenue sharing practices;

•	a description of the Manager’s securities lending practices and the fees received from such practices;

•	a discussion of any rebate arrangements between the Manager and a service provider to the Funds pursuant to which the Manager receives direct or indirect benefits from the service provider;

•	a description of the portfolio turnover rate and average execution costs for each Fund and, as applicable, each subadvisor to a Fund; and

•	a description of how expenses that are not readily identifiable to a particular Fund are allocated.
          In connection with the Management Agreement and each Investment Advisory Agreement, the Board also obtained an analysis provided by Lipper that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds; and (iii) each Fund’s investment advisory fees versus comparable mutual funds. For each Fund with more than one class of shares, the class of shares used for comparative purposes was the class with the longest performance history, which in most cases was the Institutional Class. References below to each Fund’s Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper.
          Provided below is an overview of the primary factors the Trustees considered at the Investment Committee meeting on May 10, 2010 at which the Trustees reviewed the investment performance of the Manager and each subadvisor and the primary factors considered by the Board at its May 25, 2010 meeting at which the Board considered the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew the Management Agreement and each Investment Advisory Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of the Agreements. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Funds and their shareholders.
Considerations With Respect to All Funds
          In determining whether to renew the Management Agreement and each Investment Advisory Agreement, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the May 25, 2010 meeting, the Board considered each Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager and (to the extent provided) the subadvisors in rendering their services and their resulting profits or losses; (4) the extent to which economies of scale have been taken into account in setting each fee schedule; (5) whether fee levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.
          Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s generally favorable long-term performance and the background and experience of key investment personnel at the Manager; the low cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the manager’s commitment to increase assets in the Funds as demonstrated, for example, by the recent substantial increase in sales personnel; the Manager’s continuing efforts to add new series and share classes to enhance the Funds’ product line; the Manager’s high quality of services; the Manager’s active role in monitoring and, as appropriate recommending additional or replacement subadvisors; and efforts made by the Manager to retain key employees and maintain staff levels.
          With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the background and experience of each subadvisor’s investment personnel responsible for managing the Funds, the size of the subadvisor and their ability to continue to attract and retain qualified investment personnel. Based on the foregoing information, the Board concluded that the nature, extent and

Disclosure Regarding the Board of Trustees’ Approval of Investment Advisory Agreements

quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.
          Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its benchmark index(es) and peer group. The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all peer groups and universes. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Manager also noted that it generally was satisfied with the performance of the subadvisors. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”
          Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager and a subadvisor by Fund, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an individual Fund level and at an aggregate level for all Funds. The Board also considered that the Management Agreement for the Funds stipulates that, to the extent that a Fund invests all of its investable assets in another registered investment company (i.e., is a “Feeder Fund”), the Fund will not pay the Manager a management fee. Although the Board noted that, in certain cases, the fee rates paid by other clients is lower than the fee rates paid by the Funds, the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.
          The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and classes that were in place during the last fiscal year and to put in place new expense waivers and reimbursements for certain new classes of the Funds and new series of the Funds. The Board further considered that each subadvised Fund pays the Manager the amounts due to its subadvisors, and the Manager remits these amounts directly to the applicable subadvisors. The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of various Funds. The Board also noted that certain classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.
          In analyzing the cost of services and profitability for each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee a subadvisor charges for any comparable client accounts. The Board gave less weight to profitability considerations or did not view this data as imperative to its deliberations given the arm’s length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fees.
          Based on the foregoing information, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager and the subadvisors. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”
          Economies of Scale. In considering the reasonableness of the management and investment advisory fees, the Board considered whether economies of scale will be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, many subadvisors have agreed to take into account assets of AMR and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates. The Board also noted the Manager’s representation that assets in the Funds’ complex increased during 2009, primarily due to market appreciation.
          In addition, the Board noted the Manager’s representation that, due to the existing low cost structure of the Funds, further breakpoints in the management fee would not be appropriate at this time. The Board also considered that the management fee for the Money Market Funds is amongst the lowest in the industry. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee schedules for each Fund provides for a reasonable sharing of benefits from any economies of scale with the Fund.
          Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager’s relationship with the Funds and the money market portfolios continues to be a significant factor in attracting separate account assets for the Manager and the Manager’s use of the Large Cap Value Fund model for an actively managed exchange traded fund, managed by the Manager.
          In addition, the Manager noted that the Trusts also derive benefits from their association with the Manager. Specifically, the Board noted that the benefit plans of AMR Corporation, which are managed by the Manager, remain the largest or one of the largest shareholders in most of the Funds and the Manager’s representation that it provides services to each Trust at a lower than industry average cost. The Board considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Funds. The Board also considered that, with the exception of the Emerging Markets Fund, the Funds did not pay commissions to any affiliated broker-dealer of the Manager or the relevant subadvisor during the most recent fiscal years ended October 31, and December 31, 2009.
          Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.
Additional Considerations and Conclusions with Respect to Each Fund

Disclosure Regarding the Board of Trustees’ Approval of Investment Advisory Agreements

          The performance comparisons below were made versus each Fund’s Lipper peer universe median. References to the Lipper expense universe below are to the universe of comparable mutual funds included in the analysis provided to the Trustees by Lipper.
Additional Considerations and Conclusions with Respect to the Retirement Income and Appreciation Fund
          In considering the renewal of the Management Agreement for the Retirement Income and Appreciation Fund, the Trustees considered the following additional factors: (1) the Retirement Income and Appreciation Fund’s unique investment strategy as compared to other funds in its peer universe and the impact of such strategy on peer performance and expense ratio comparisons; (2) the Fund outperformed the peer universe median for the one- and five-year periods ended March 31, 2010, but underperformed for the three-year period; (3) the Manager outperformed the peer universe median with respect to its allocated portion of the Fund’s assets for the three- and five-year periods ended March 31, 2010, but underperformed for the one-year period; and (4) the expense ratio of the Fund ranked better than the median of its Lipper expense universe.
          In considering the renewal of the Investment Advisory Agreement with Calamos Advisors LLC (“Calamos”), the Trustees considered the following additional factors: (1) Calamos underperformed the peer universe median for the one- and five-year periods ended March 31, 2010, but underperformed for the three-year period; (3) representations by Calamos regarding fee rates it charges to other comparable clients; (4) whether Calamos uses Fund commissions to obtain proprietary or third-party research; and (5) the Manager’s recommendation to continue to retain Calamos.
          Based on these and other considerations the Trustees (1) concluded that the fees paid to the Manager and Calamos under the Agreements are fair and reasonable, (2) determined that the Retirement Income and Appreciation Fund and its shareholders would benefit from the Manager’s and Calamos’ continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Retirement Income and Appreciation Fund.
Additional Considerations and Conclusions with Respect to the High Yield Bond Fund
          In considering the renewal of the Management Agreement for the High Yield Bond Fund, the Trustees considered the following additional factors: (1) the High Yield Bond Fund outperformed the peer universe median for the one-year period ended March 31, 2010, but underperformed for the three- and five-year periods; (2) management’s explanation that the underperformance of the High Yield Bond Fund was due, in part, to overweighting in the Cable/Media sector and, more recently, large cash in flows and out flows; (3) the steps management has taken to address the Fund’s underperformance, including replacing the previous subadvisors with Franklin Advisors, Inc. (“Franklin”) and Logan Circle Partners, L.P. (“Logan Circle”); and (4) the expense ratio of the Institutional Class of Fund shares ranked better than the median of its Lipper expense universe.
          In considering the renewal of the Investment Advisory Agreements with Franklin and Logan Circle, the Trustees considered the following additional factors: (1) Franklin outperformed the peer universe median for the three-year period ended March 31, 2010, but underperformed for the one-year period; (2) Logan Circle was added as a subadvisor in May 2008 and therefore does not have performance of greater than one year, however, it outperformed the peer universe median for the one-quarter and one-year period ended March 31, 2010; (3) representations by each subadvisor regarding fee rates charged by the subadvisor to other comparable clients; (4) whether the subadvisors use Fund commissions to obtain proprietary or third-party research; and (5) the Manager’s recommendation to continue to retain each subadvisor.
          Based on these and other considerations the Trustees (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable, (2) determined that the High Yield Bond Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the High Yield Bond Fund.
Additional Considerations and Conclusions with Respect to the Intermediate Bond Fund
          In considering the renewal of the Management Agreement for the Intermediate Bond Fund, the Trustees considered the following additional factors: (1) the Intermediate Bond Fund outperformed the peer universe median for the three-, five- and ten-year periods ended March 31, 2010, but underperformed for the one-year period; (2) the Manager outperformed the universe peer median with respect to its allocated portion of the Fund’s assets for the three-, five- and ten-year periods ended March 31, 2010, but underperformed for the one-year period; and (3) the expense ratio of the Institutional Class of Fund shares ranked better than the median of its Lipper expense universe.
          In considering the renewal of the Investment Advisory Agreement with Barrow, the Trustees considered the following additional factors: (1) Barrow outperformed the peer universe median with respect to its allocated portion of the Fund’s assets for the three-, five- and ten-year periods ended March 31, 2010, but underperformed for the one-year period; (2) representations by Barrow regarding fee rates it charges to other comparable clients; (3) whether Barrow uses Fund commissions to obtain proprietary or third-party research; and (4) the Manager’s recommendation to continue to retain Barrow.
          Based on these and other considerations the Trustees (1) concluded that the fees paid to the Manager and Barrow under the Agreements are fair and reasonable, (2) determined that the Intermediate Bond Fund and its shareholders would benefit from the Manager’s and Barrow’s continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Intermediate Bond Fund.

Disclosure Regarding the Board of Trustees’ Approval of Investment Advisory Agreements

Additional Considerations and Conclusions with Respect to the Short-Term Bond Fund
          In considering the renewal of the Management Agreement for the Short-Term Bond Fund, the Trustees considered the following additional factors: (1) the Short-Term Bond Fund outperformed its benchmark index for the one-year period ended March 31, 2010, but underperformed for the three-, five- and ten-year periods; (2) the Short-Term Bond Fund outperformed the Lipper Index for the three- and five-year periods ended March 31, 2010; and (3) the expense ratio of the Institutional Class of Fund shares was ranked better than the median of its Lipper expense universe.
          Based on these and other considerations the Trustees (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable, (2) determined that the Short-Term Bond Fund and its shareholders would benefit from the Manager’s continued management of the Fund and (3) approved the renewal of the Management Agreement with respect to the Short-Term Bond Fund.

Trustees and Officers of the American Beacon Funds
(Unaudited)

          The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees 23 funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Position, Term of
Office and Length
	of Time Served	Principal Occupation(s) During Past 5 Years
Name, Age and Address	with the Trust	and Current Directorships

INTERESTED TRUSTEES
Term Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (73)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (1960-Present); Director, Clear Channel Communications (1984-2008); Trustee, CenterPoint Properties (1994- 2006); Member, Board of Trustees, Southern Methodist University ; Member, Board of Visitors, M.D. Anderson Hospital; Board of Visitors, Zale/Lipshy Hospital; Trustee, American Beacon Mileage Funds (1996-present); Trustee, American Beacon Select Funds (1999-present); Trustee, American Beacon Master Trust (1996-present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (66)	Trustee since 2004	Board Member, Baylor University Medical Center Foundation (1992-2004); Consultant, New River Canada Ltd. (mutual fund servicing company) (1998- 2003); President and CEO, Allmerica Trust Company, NA (1996-1997); President and CEO, Fidelity Investments Southwest Company (1983-1995); Senior Vice President of Regional Centers, Fidelity Investments (1988-1995); Trustee, American Beacon Mileage Funds (2004-present); Trustee, American Beacon Select Funds (2004-present); Trustee, American Beacon Master Trust (2004- present).

Brenda A. Cline (49)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, Texas Christian University (1998-Present); Trustee, W.I. Cook Foundation, Inc. (d/b/a Cook Children’s Health Foundation) (2001-2006); Director, Christian Church Foundation (1999- 2007); Trustee, American Beacon Mileage Funds (2004-present); Trustee, American Beacon Select Funds (2004-present); Trustee, American Beacon Master Trust (2004-present).

Eugene J. Duffy (56)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994- Present); Director, Sunrise Bank of Atlanta (2008-Present); Chairman, Special Contributions Fund Board of Trustees, National Association for the Advancement of Colored People (2007-Present); Trustee, National Association for the Advancement of Colored People (2000-Present); Board of Visitors, Emory University (2006-Present); Trustee, Atlanta Botanical Garden (2006-Present); Board Member, Willie L. Brown Jr. Institute on Politics and Public Service (2001- Present); Chair, National Association of Securities Professionals (2000-2002); Deputy Chief Administrative Officer, City of Atlanta (1985-1990); Trustee, American Beacon Mileage Funds (2008-present); Trustee, American Beacon Select Funds (2008-present); Trustee, American Beacon Master Trust (2008- present).

Trustees and Officers of the American Beacon Funds
(Unaudited)

Position, Term of
Office and Length
	of Time Served	Principal Occupation(s) During Past 5 Years
Name, Age and Address	with the Trust	and Current Directorships

Thomas M. Dunning (68)	Trustee since 2008	Consultant, (2008-Present); Chairman (1998-2008) and Chief Executive Officer (1998-2007), Lockton Dunning Benefits (consulting firm in employee benefits); Director, Oncor Electric Delivery Company LLC (2007-present); Director, Baylor Health Care System Foundation (2007-present); State Vice Chair, State Fair of Texas (1987-present); Board Member, Southwestern Medical Foundation (1994- present); Trustee, American Beacon Mileage Funds (2008-present); Trustee, American Beacon Select Funds (2008-present); Trustee, American Beacon Master Trust (2008-present).

Richard A. Massman (67)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present), Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities). Chairman (2007-Present) and Director (2005-Present), The Dallas Opera Foundation; Chairman (2006-2009) and Director (2005-Present), Temple Emanu-El Foundation; Trustee, Presbyterian Hospital Foundation (2006-Present); Trustee, American Beacon Mileage Funds (2004-present); Trustee, American Beacon Select Funds (2004- present); Trustee, American Beacon Master Trust (2004-present).

R. Gerald Turner (64) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas 75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, ChemFirst (1986-2002); Director, J.C. Penney Company, Inc. (1996-Present); Director, California Federal Preferred Capital Corp. (2001-2003); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting Investment Partners, LLC (2003-2007); Member, Salvation Army of Dallas Board of Directors; Member, Methodist Hospital Advisory Board; Co-Chair, Knight Commission on Intercollegiate Athletics; Trustee, American Beacon Mileage Funds (2001-present); Trustee, American Beacon Select Funds (2001- present); Trustee, American Beacon Master Trust (2001-present).

Paul J. Zucconi,CPA (70)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-present); Director, Titanium Metals Corporation (producer of titanium melted and mill products and sponge) (2002- present); Director, Torchmark Corporation (life and health insurance products) (2002- present); Director, National Kidney Foundation of North Texas (2003-Present); Director, Dallas Chapter of National Association of Corporate Directors (2004- Present); Partner, KPMG (1976-2001); Trustee, American Beacon Mileage Funds (2008-present); Trustee, American Beacon Select Funds (2008-present); Trustee, American Beacon Master Trust (2008-present).

OFFICERS

William F. Quinn** (62)	Executive Vice President from 2007 to 2008 and 2009 to Present President from 1987 to 2007 and 2008 to 2009 Trustee from 1987 to 2008	Executive Chairman (2009-Present), Chairman (2006-2009) and CEO (2006- 2007), President (1986-2006) and Director (2003-Present), American Beacon Advisors, Inc.; Chairman (1989-2003) and Director (1979-1989, 2003-Present), American Airlines Federal Credit Union; Director, Hicks Acquisition I, Inc. (2007- 2009); Director, Crescent Real Estate Equities, Inc.(1994-2007); Director, Pritchard, Hubble & Herr, LLC (investment advisor) (2001-2006); Director of Investment Committee, Southern Methodist University Endowment Fund (1996- Present); Member, Southern Methodist University Cox School of Business Advisory Board (1999-2002); Member, New York Stock Exchange Pension Manager Committee (1997-1998, 2000-2002, 2006-Present); Chairman (2007- Present) and Vice Chairman (2004-2007), Committee for the Investment of Employee Benefits; Director, United Way of Metropolitan Tarrant County (1988- 2000, 2004-Present); Trustee, American Beacon Mileage Funds (1995-2008); Trustee, American Beacon Select Funds (1999-2008); Trustee, American Beacon Master Trust (1995-2008); Director, American Beacon Global Funds SPC (2002- present); Director, American Beacon Global Funds plc (2007-2009).

Trustees and Officers of the American Beacon Funds
(Unaudited)

OFFICERS

Position, Term of
Office and
Length
	of Time Served	Principal Occupation(s) During Past 5 Years
Name, Age and Address	with the Trust	and Current Directorships

Term One Year

Gene L. Needles, Jr. (55)	President 2009 to Present Executive Vice President 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President (2008-2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), Managing Director of Sales (2002-2003), National Sales Manager (1999-2002), and Regional Sales Manager (1993-1999), AIM Distributors

Rosemary K. Behan (51)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006- Present); Assistant General Counsel, First Command Financial Planning, Inc. (2004-2006); Attorney (1995-2004), Securities and Exchange Commission.

Brian E. Brett (50)	VP since 2004	Vice President, Director of Sales and Marketing, American Beacon Advisors, Inc. (2004-Present); Regional Vice President, Neuberger Berman, LLC (investment advisor) (1996-2004).

Wyatt Crumpler (44)	VP since 2007	Vice President, Asset Management, American Beacon Advisors, Inc. (2007- Present); Managing Director of Corporate Accounting (2004-2007), Director of IT Strategy and Finance (2001-2004), American Airlines, Inc.

Michael W. Fields (56)	VP since 1989	Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-Present); Director American Beacon Global Funds SPC (2002-present); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (49)	Treasurer since 2010	Vice President, Finance and Accounting (2010-Present), Controller (2005-2009), Assistant Controller (1998-2004), American Beacon Advisors, Inc.

Terri L. McKinney (46)	VP since 2009	Vice-President, Enterprise Services (2009-Present), Managing Director (2003- 2009), Director of Marketing & Retail Sales (1996-2003), American Beacon Advisors, Inc.; Vice-President, Board of Trustees (2008-Present), Trustee (2006- 2008) Down Syndrome Guild of Dallas.

Jeffrey K. Ringdahl (35)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

Christina E. Sears (39)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Senior Compliance Analyst, American Beacon Advisors, Inc. (1998-2004).

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.

**	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust’s and Master Trust’s sub-advisors.

This page intentionally left blank.

This page intentionally left blank.

Delivery of Documents

eDelivery is NOW AVAILABLE — Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at
www.americanbeaconfunds.com
To reduce expenses, your financial institution may mail only one copy of the Summary Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.
To obtain more information about the Fund:

By E-mail:
american_beacon.funds@ambeacon.com
On the Internet:
Visit our website at www.americanbeaconfunds.com

By Telephone:
Institutional, Y, and Investor Classes
Call (800) 658-5811
AMR ClassSM
Call (800) 345-2345
By Mail:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules
In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, NW, Washington, DC 20549. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available on the Funds’ website (www.americanbeaconfunds.com) approximately twenty days after the end of each month.
Availability of Proxy Voting Policy and Records
A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website (www.americanbeaconfunds.com) and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

Custodian	Transfer Agent	Independent Registered	Distributor
State Street Bank and	Boston Financial Data	Public Accounting	Foreside Fund Services,
Trust	Services	Firm	LLC
Boston, Massachusetts	Kansas City, Missouri	Ernst & Young LLP	Portland, Maine
Dallas, Texas
This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.
American Beacon Funds, American Beacon High Yield Fund, American Beacon Retirement Income and Appreciation Fund, American Beacon Intermediate Bond Fund, and American Beacon Short-Term Bond Fund are service marks of American Beacon Advisors, Inc.
AR 10/10
BF1010

ITEM 2. CODE OF ETHICS.
The Trust has adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code February 16, 2010 to disclose a change in the Principal Financial Office. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Trust’s Board of Trustees has determined that Mr. Paul Zucconi, a member of the Trust’s Audit and Compliance Committee, is an “audit committee financial expert” as defined in Form N-CSR. Mr. Paul Zucconi is “independent” as defined in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)

Audit Fees	Fiscal Year Ended
$294,836	10/31/2008
$88,878	12/31/2008
$0	8/31/2009
$298,018	10/31/2009
$72,414	12/31/2009
$37,869	8/31/2010
$318,158	10/31/2010
$95,455	12/31/2010
(b)

Audit-Related
Fees		Fiscal Year Ended
$0		10/31/2008
$0		12/31/2008
$0		8/31/2009
$13,750	*	10/31/2009
$0		12/31/2009
$0		8/31/2010
$12,375	*	10/31/2010
$3,875	*	12/31/2010

*	Review of N-1A filings
(c)

Tax Fees	Fiscal Year Ended
$10,077	10/31/2008 (Revised)
$10,257	12/31/2008 (Revised)
$0	8/31/2009
$11,628	10/31/2009
$1,704	12/31/2009
$3,426	8/31/2010
$40,277	10/31/2010
$5,129	12/31/2010

(d)

All Other Fees	Fiscal Year Ended
$0	10/31/2008
$0	12/31/2008
$0	8/31/2009
$0	10/31/2009
$0	12/31/2009
$0	8/31/2010
$0	10/31/2010
$0	12/31/2010
(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:
•	to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

•	to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

•	to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

•	to review the arrangements for and scope of the annual audit and any special audits; and

•	to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.
The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.
(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.

(g) Aggregate Non-Audit Fees for Services Rendered to the:

		Adviser’s Affiliates Providing
Registrant	Adviser	Ongoing Services to Registrant	Fiscal Year Ended
$10.077	$0	N/A	10/31/2008
$10.257	$0	N/A	12/31/2008
$0	$0	N/A	8/31/2009
$25.378	$0	N/A	10/31/2009
$1,704	$0	N/A	12/31/2009
$3,426	$0	N/A	8/31/2010
$52,652	$0	N/A	10/31/2010
$9,004	$0	N/A	12/31/2010
(h) Not applicable.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
The schedules of investments for each series of the Trust are included in the shareholder report presented in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.
ITEM 11. CONTROLS AND PROCEDURES.
     (a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.
     (b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12. EXHIBITS.
     (a)(1) Filed herewith as EX-99.CODE ETH.
     (a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.
     (a)(3) Not applicable.
     (b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant): American Beacon Funds

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: January 7, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: January 7, 2011

By	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer

Date: January 7, 2011